UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

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LUXFER HOLDINGS PLC

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LUXFER HOLDINGS PLC
Lumns Lane
Manchester M27 8LN
United Kingdom
Telephone No. +44 (0) 161-300-0700
E-Mail: investor.relations@luxfer.com
ANNUAL GENERAL MEETING
April 5, 2019
Dear Luxfer Shareholders:
I have the pleasure of enclosing the notice of Luxfer’s 2019 Annual General Meeting of shareholders (“AGM” or the “Annual General Meeting”). The AGM will be held at our headquarters, which is located at Lumns Lane, Manchester M27 8LN, United Kingdom, on May 15, 2019, at 2:00 p.m. (U.K. time). The formal notice of the AGM is set out on page iii of this document (the “Notice”). As a holder of ordinary shares, you may attend and/or vote at the AGM, or you can appoint another person as your proxy. To be valid, a form of proxy must be submitted in accordance with the instructions set out in the Notes to the Notice on page i.
I am happy to announce that 2018 was a highly successful year for Luxfer. Thanks to the efforts of our talented employees and the support of our customers, we achieved record revenue growth and record net income, while also simplifying our capital market presence to make it easier for shareholders to invest in Luxfer.
In 2018, our consolidated sales increased nearly 11% to US$487.9 million. Broad-based volume growth in most product lines drove this increase. In the Elektron segment, we had strong growth in our innovative SoluMag™ magnesium alloy, as well as higher shipments of zirconium-based chemicals for automotive and industrial catalysts. In the Gas Cylinders segment, shipments of aluminum and composite cylinders and Superform products contributed to growth. We also launched several new products that are expected to drive growth in 2019 and beyond, such as our Eclipse™ composite high-pressure SCBA cylinder.
Our increased focus on commercial excellence, which included greater investment in sales process, sales talent, and digital marketing, also contributed to our growth by improving sales execution and customer service.
As importantly, Luxfer’s adjusted EBITDA increased 34% to US$79.6 million, and adjusted earnings per share increased 67% to US$1.69.1 In addition to strong sales growth, the results of global productivity initiatives, including Lean manufacturing and back office consolidation, fueled the improvement in profitability. Additionally, pricing actions offset the higher commodity and labor costs that we experienced during the year.
As part of our simplification strategy, which included the 2017 transition from the American depositary receipt (“ADR”) structure, we changed our status from a foreign private issuer to a domestic issuer as of January 1, 2019. This change makes it easier for investors to understand and analyze our public filings, as we are now filing regular 10-K, 10-Q, and 8-K forms with financial statements presented in U.S. GAAP, as well as providing proxy statements to our shareholders. Now as a domestic issuer, we are holding ourselves to even higher corporate governance standards and providing greater disclosure to investors in areas such as

1
Adjusted EBITDA and adjusted earnings per share are non-GAAP measures. For a reconciliation and explanation of these non-GAAP measures, see Appendix A of the Proxy Statement.

executive compensation. In 2018, we continued to pay a consistent quarterly dividend of US$0.125 per ordinary share (or US$0.50 per ordinary share per year) to our shareholders. The elimination of the ADR structure ensured that shareholders do not pay the ADR fees, which effectively increased the retained dividend by the shareholders.
With progress on several significant productivity and savings projects, 2018 was a major milestone year for Luxfer. These projects ranged in complexity and included smaller projects such as reducing our indirect spend on for travel, IT, telecommunication, and freight. Larger projects included consolidating our U.K. corporate offices into our Manchester manufacturing campus; our Riverhead, New York plant into our Cincinnati location; and our Findlay, Ohio, plant into our Madison, Illinois location. Additionally, we divested the HEI Utah and Brighton, U.K. operations, as well as discontinued unprofitable product lines such as Advanced Oxygen System and Isolux.
While we are pleased with the strong 2018 results, we are also excited about the magnitude of remaining opportunities to drive growth and profitability. In 2018, we achieved more than US$9 million in cost savings as part of our transformation plan. In 2019, we will continue to execute diligently on the remaining productivity projects, which we now expect to yield approximately US$24 million in cost savings, up from our original estimate of US$20 million. We are also confident that we will continue driving differentiated growth in our product lines through commercial excellence, global expansion, and innovation.
Moreover, Luxfer will assure continuous improvement by further development of the Luxfer Business Excellence Standard Toolkit, or Luxfer BEST, which focuses on using Lean principles to drive operational excellence, new product development, and back office standardization.
We would like to highlight some transitions on Luxfer’s Board of Directors. In May, Joseph Bonn, our current Chair, will retire from our Board after more than 11 years of service to Luxfer. Joe has been a very valuable member of the Board of Directors and has been instrumental in initiating and guiding the ongoing Luxfer transformation. We appreciate his years of dedicated service to Luxfer and wish him the best for his retirement. David Landless, who has been on the Luxfer Board since 2013 and is the current chair of the Audit Committee, will become the Chair upon Joe’s retirement. Second, Adam Cohn, who has served on Luxfer’s Board since 2016, announced his decision not to stand for re-election due to other time commitments. Adam has been a valuable member of the Board of Directors, particularly with his strong knowledge of capital markets and investor relations. We appreciate his service and wish him the best in his future endeavors. Third, Richard Hipple joined our Board of Directors in November 2018. Richard is the Chair of the Remuneration Committee and is a member of the Audit Committee. He is the retired Executive Chairman of Materion Corporation, a global leader in advanced materials. The vast depth and breadth of his experience makes him a welcome addition to our Board. Lastly, Allisha Elliott joined our Board of Directors in March 2019. Allisha sits on the Nominating and Governance Committee and the Remuneration Committee. She is currently the Chief Human Resources Officer and Senior Vice President for Human Resources and Communications at Sensata Technologies, Inc., one of the world’s leading suppliers of sensing, electrical protection, control and power management solutions. Given her strong background in Human Resources, we believe Allisha will be another strong addition to our Board.
In sum, all of us at Luxfer are tremendously proud of our 2018 accomplishments. Our team takes great pride in our milestones and the hard work that made it possible. We do business with the highest level of integrity. Everyone at Luxfer is committed to living out our values and putting our customers first, since without them, none of this would be possible.
The Board considers that all resolutions set out in the Notice are in the best interest of the Company and its shareholders and are likely to contribute to the success of the Company. The Board recommends that you vote in favor of each of the resolutions being put to shareholders in the AGM in the same way as the Directors intend to do in respect of their own shareholdings.
Thank you for being a Luxfer shareholder.
Sincerely,
Alok Maskara, Chief Executive Officer

Lumns Lane, Manchester M27 8LN
Manchester, United Kingdom
NOTICE OF ANNUAL GENERAL MEETING
TO BE HELD ON MAY 15, 2019
Notice is hereby given that the Annual General Meeting of LUXFER HOLDINGS PLC (the “Company”), a public limited company organized under the laws of England and Wales, will be held at Lumns Lane, Manchester M27 8LN, United Kingdom on May 15, 2019, at 2:00 p.m. (U.K. time) to consider and, if thought fit, pass the resolutions set out below.
The Company will provide, without charge, a copy of its 2018 Annual Report on Form 10-K (without exhibits) filed with the SEC or any other documents incorporated by reference in this proxy statement (the “Proxy Statement”). See “Where You Can Find More Information” on page 55 of the Proxy Statement for more information.
The Company’s U.K. annual report and accounts for the year ended December 31, 2018, which consist of the U.K. statutory accounts, the U.K. statutory Directors’ report, the U.K. statutory Directors’ remuneration report, the U.K. statutory strategic report and the U.K. statutory auditor’s report (the “U.K. Annual Report and Accounts”) will be made available on our website at https://www.luxfer.com/investors/governance prior to the Annual General Meeting. There will be an opportunity at the Annual General Meeting for shareholders to review, ask questions or make comments on the U.K. Annual Report and Accounts and the other proxy materials.
Resolutions 1 to 11 are proposed as ordinary resolutions and Resolution 12 is proposed as a special resolution. Further information on all of the resolutions is given on pages 8 to 16 of the Proxy Statement.
ORDINARY RESOLUTIONS
1.
To re-elect Alok Maskara as a Director of the Company.

2.
To re-elect David Landless as a Director of the Company.

3.
To re-elect Clive Snowdon as a Director of the Company.

4.
To elect Richard Hipple as a Director of the Company.

5.
To elect Allisha Elliott as a Director of the Company.

6.
To approve, by non-binding advisory vote, the Directors’ remuneration report for the year ended December 31, 2018 (the “Directors’ Remuneration Report”).

7.
To approve, by non-binding advisory vote, the compensation of Luxfer’s named Executive Officers (“Named Executive Officers”).

8.
To approve, by non-binding advisory vote, the frequency of  “Say-On-Pay” votes.

9.
To ratify the re-appointment of PricewaterhouseCoopers LLP as the independent auditors (the “Independent Auditors”) of Luxfer Holdings PLC until conclusion of the next general meeting.

10.
To authorize the Audit Committee of the Board of Directors to set the Independent Auditors’ remuneration.

11.
To approve an amendment to the Luxfer U.K. Share Incentive Plan, which includes a limit on the number of ordinary shares under the Share Incentive Plan and removes references to American depositary receipts and HM Revenue & Customs approval.

SPECIAL RESOLUTION
12.
That the Luxfer articles of association (the “Articles of Association”) produced at the meeting and initialed by the Chair of the meeting for the purposes of identification be adopted as the Articles of Association of the Company in substitution for, and to the exclusion of, Luxfer’s existing Articles of Association.

By Order of the Board of Directors
Jamie Savage, Secretary
LUXFER HOLDINGS PLC
Lumns Lane
Manchester
M27 8LN
United Kingdom

(incorporated and registered in England and Wales under number 3690830)

April 5, 2019

Notes to the Notice of Annual General Meeting
Each Luxfer ordinary share is entitled to one vote on each matter properly brought before the Annual General Meeting. Resolutions 1 through 11 will be proposed as ordinary resolutions, which means, assuming a quorum is present, each of Resolutions 1 through 11 will be approved if a simple majority of the votes cast are cast in favor thereof. Resolution 12 will be proposed as a special resolution, which means, assuming a quorum is present, Resolution 12 will be approved if 75% of the votes cast are cast in favor thereof.
With respect to the non-binding, advisory votes on Resolutions 6 – 8, regarding the approval of the Directors’ Remuneration Report, the compensation of our Named Executive Officers and the frequency of “Say-On-Pay” votes, the result of these votes will not require the Board of Directors or any committee thereof to take any action. However, our Board of Directors values the opinions of our shareholders as expressed through their advisory votes on such non-binding resolutions and other communications. Accordingly, the Board of Directors will carefully consider the outcome of the advisory votes on Resolutions 6 – 8.
Additionally, Luxfer shareholders may be asked to consider and act on such other business as may properly come before the Annual General Meeting of shareholders or any adjournment thereof.
Please review the Proxy Statement accompanying this Notice for more complete information regarding the Annual General Meeting, as well as the full text of all of the resolutions to be proposed at the Annual General Meeting. If you are in any doubt as to what action you should take please seek your own financial advice from your stockbroker or other independent adviser.
Only Luxfer shareholders of record at the close of business, Eastern Time, on March 21, 2019, the voting notice record date (the “Voting Record Date”) for the Annual General Meeting, are entitled to receive notice of and vote at the Annual General Meeting. Changes to entries on the register after the Voting Record Date will be disregarded in determining the rights of any person to attend or vote at the Annual General Meeting. If you are the beneficial owner of Luxfer ordinary shares (i.e., hold your Luxfer ordinary shares in “street name”) as of March 21, 2019, you will have the right to direct your broker, bank, trust or other nominee how to vote such Luxfer ordinary shares at the Annual General Meeting.
In accordance with provisions in the Companies Act 2006 and the Articles of Association, a shareholder of record is entitled to appoint another person as his or her proxy to exercise all or any of his or her rights to attend, speak and vote at the Annual General Meeting and to appoint more than one proxy in relation to the Annual General Meeting (provided that each proxy is appointed to exercise the rights attached to a different share or shares held by him or her). Such proxy need not be a shareholder of record.
WE ENCOURAGE YOU TO VOTE YOUR SHARES BY SUBMITTING A PROXY AS SOON AS POSSIBLE, AND IN ANY EVENT AT LEAST 48 HOURS BEFORE THE DATE OF THE ANNUAL GENERAL MEETING. IF YOU PLAN TO SUBMIT A PROXY, YOU MUST SUBMIT YOUR PROXY BY INTERNET NO LATER THAN 11:59 P.M. EASTERN TIME ON MAY 14, 2019 (4:59 A.M. U.K. TIME ON MAY 15, 2019) OR, IF YOU ARE VOTING BY MAIL, YOUR PRINTED PROXY CARD MUST BE RECEIVED AT THE ADDRESS STATED ON THE CARD BY MAY 14, 2019.
HOW TO VOTE
By Mail	You can vote by mail by marking, signing and dating your proxy card or voting instruction form and returning it in the postage-paid envelope, which will be forwarded to Luxfer Holdings PLC’s registered address electronically.
By Internet	You can vote over the Internet at www.envisionreports.com/LXFR.
Vote in Person	If you are a registered shareholder, plan to attend the Annual General Meeting of shareholders and wish to vote your ordinary shares in person, we will give you a ballot at the Annual General Meeting.
If your Luxfer ordinary shares are held in “street name” by your broker, bank, trust or other nominee, only that holder can vote your Luxfer ordinary shares and the vote cannot be cast unless you provide instructions to your broker, bank, trust or other nominee or obtain a legal proxy from your broker, bank, trust or other nominee. You should follow the directions provided by your broker, bank, trust or other nominee regarding how to instruct such person to vote your Luxfer ordinary shares.
i

Please note that holders of Luxfer ordinary shares through a broker, bank, trust or other nominee may be required to submit voting instructions to their applicable broker or nominee at or prior to the deadline applicable for the submission by registered holders of Luxfer ordinary shares and such holders should, therefore, follow the separate instructions that will be provided by such nominee.
YOUR VOTE IS IMPORTANT.   Even if you plan to attend the Annual General Meeting, please submit a proxy or voting instruction card for the Annual General Meeting as soon as possible. For specific instructions on voting, please refer to the Proxy Statement accompanying this Notice or the proxy card included with the proxy materials.
ii

iii

PROXY STATEMENT SUMMARY
This summary includes information contained elsewhere in this Proxy Statement. Luxfer urges you to read carefully the remainder of this Proxy Statement, including the attached appendices, as this section does not provide all the information that might be important to you with respect to the other matters being considered at the Annual General Meeting. See also the section entitled “Where You Can Find More Information” on page 55.
THE LUXFER 2019 ANNUAL GENERAL MEETING
Date, Time and Place
The Annual General Meeting of Luxfer shareholders will be held at Lumns Lane, Manchester M27 8LN, United Kingdom on May 15, 2019, at 2:00 p.m. (U.K. time).
Voting Matters and Board Recommendations
Ordinary Resolutions	Board Vote Recommendation
1. To re-elect Alok Maskara as a Director of the Company.	FOR
2. To re-elect David Landless as a Director of the Company.	FOR
3. To re-elect Clive Snowdon as a Director of the Company.	FOR
4. To elect Richard Hipple as a Director of the Company.	FOR
5. To elect Allisha Elliott as a Director of the Company.	FOR
6. To approve, by non-binding advisory vote, the Directors’ Remuneration Report.	FOR
7. To approve, by non-binding advisory vote, the compensation of Luxfer’s Named Executive Officers.	FOR
8. To approve, by non-binding advisory vote, the frequency of “Say-On-Pay” votes.	EVERY YEAR
9. To ratify the re-appointment of PricewaterhouseCoopers LLP as the Independent Auditors of Luxfer Holdings PLC until conclusion of the next general meeting.	FOR
10. To authorize the Audit Committee of the Board of Directors to set the Independent Auditors’ remuneration.	FOR
11.
To approve an amendment to the Luxfer U.K. Share Incentive Plan, which includes a limit on the number of ordinary shares under the Share Incentive Plan and removes references to American depositary receipts and HM Revenue & Customs approval.

FOR
Special Resolution
12.
That the Articles of Association produced to the meeting and initialed by the Chair of the meeting for the purposes of identification be adopted as the Articles of Association of the Company in substitution for, and to the exclusion of, the existing Articles of Association.

FOR
Voting Record Date
Only Luxfer shareholders of record at the close of business, Eastern Time, on March 21, 2019, on the notice record date (the “Voting Record Date”) for the Annual General Meeting, are entitled to receive notice of and vote at the Annual General Meeting. Changes to entries on the register after the Voting Record Date will be disregarded in determining the rights of any person to attend or vote at the Annual General Meeting. If you are the beneficial owner of Luxfer ordinary shares (i.e., hold your Luxfer ordinary shares in “street name”) as of March 21, 2019, you will have the right to direct your broker, bank, trust or other nominee how to vote such Luxfer ordinary shares at the Annual General Meeting.
Required Vote
Each ordinary share is entitled to one vote on each matter properly brought before the Annual General Meeting. The resolutions proposed in Resolutions 1 to 11 are ordinary resolutions, which means that assuming a quorum is present, each such resolution will be approved if a simple majority of the votes cast are cast in favor thereof. Resolution 12 is a special resolution, which means, assuming a quorum is present, the resolution will be approved if at least 75% of the votes cast are cast in favor thereof.
With respect to the non-binding advisory resolutions in Resolutions 6 – 8, the results of the vote are advisory and will not be legally binding on the Board of Directors or any committee thereof to take any action (or refrain from taking any action). However, the Board of Directors values the opinions of our shareholders and will carefully consider the outcome of the advisory votes.
DIRECTORS STANDING FOR ELECTION OR RE-ELECTION
On the recommendation of the Nominating and Governance Committee, the Board of Directors has nominated the Directors listed below for election or re-election for a one-year term expiring on the completion of the 2020 Annual General Meeting. Management has no reason to believe that any of the nominees named below will be unable to serve their full term if elected.
Name	Age	Director Since
Alok Maskara	48	2017
David Landless	59	2013
Clive Snowdon	65	2016
Richard Hipple	66	2018
Allisha Elliott	48	2019
The Company wishes to highlight the following Board transitions. Richard Hipple was identified as a potential new Director and appointed to the Board in November 2018, due largely to his extensive management and leadership experience in the advanced materials industry. Allisha Elliot was also identified as a potential new Director and appointed to the Board in March 2019, based on her strong background in Human Resources and the Board’s desire for experience in the areas of talent development, succession planning, and executive compensation.
Additionally, Joseph Bonn, who was elected to the Board in March 2007 and has served as the Chair of the Board of Directors since December 2016, announced his retirement from the Board of Directors, effective May 15, 2019. Upon Mr. Bonn’s departure, David Landless will become Chair of the Board. Further, Adam Cohn, who was elected to the Board in 2016, announced his decision not to stand for re-election due to other time commitments.
For more information on the Directors please see the section entitled “Directors Standing for Election or Re-Election” (see page 17).
EXECUTIVE COMPENSATION HIGHLIGHTS
At Luxfer, we are increasing our emphasis on Pay for Performance. For 2018, we implemented a simplified incentive program for our Executives and Senior Management. This program directly links the incentive payout to the income and cash conversion of each Executive’s business unit and also provides them with an incentive to deliver on their individual objectives that are part of our balanced scorecard deployment. Additionally, we expanded and simplified our share-based Long-Term Umbrella Incentive Plan (“LTIP”) to ensure alignment between our management team and our shareholders. The majority of the payout on the LTIP is driven by achievement of target earnings per share and the total return to shareholders as measured against a group of our peers.
Given the strong financial performance and balanced scorecard results in 2018, the payout on the incentive plan was high and, in many cases close to the maximum payout possible under the plan. In addition, given the 67% growth in adjusted earnings per share and significant increase in our share price, the payout from our LTIP plan is expected to be very strong.2

2
Adjusted earnings per share is a non-GAAP measure. For a reconciliation and explanation of this non-GAAP measure, see Appendix A.

These executive compensation highlights should be read in connection with the Executive Compensation information included in this Proxy Statement, including the sections entitled “Executive Compensation Discussion and Analysis” and “Executive Compensation” (see pages 30 and 41, respectively).
OUR COMPENSATION PHILOSOPHY
The Remuneration Committee believes that the most effective executive compensation program aligns executive initiatives with shareholders’ economic interests. The Committee seeks to accomplish this alignment by rewarding the achievement of specific annual, longer-term and strategic goals that create lasting shareholder value. The Committee’s specific objectives include:
•
to aid recruitment and retention of high-caliber individuals and to remain competitive in the market;

•
to motivate and reward Executives for enhanced performance;

•
to align management and shareholder interests by encouraging employee stock ownership;

•
to provide rewards commensurate with individual and company performance; and

•
to encourage growth and innovation.

To balance these objectives, our executive compensation program uses the following direct compensation elements:
•
base salary;

•
non-equity incentive awards;

•
long-term incentive stock awards;

•
pension or 401(k) contributions;

•
employee share purchase plans; and

•
benefits, such as healthcare insurance coverage.

The Remuneration Committee reviews total compensation for Executive Officers and the relative levels of each of these forms of compensation against the Committee’s goals. The mix of total direct compensation for 2018 for our CEO and the average of the other Named Executive Officers is shown in the charts below.
2018 NAMED EXECUTIVE COMPENSATION MIX

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING
This Proxy Statement relates to the solicitation of proxies by the Board of Directors of Luxfer Holdings PLC (“Luxfer” or the “Company”) to be used at the Annual General Meeting of shareholders and any adjournments thereof. The meeting will be held at Luxfer’s headquarters, which is located at Lumns Lane, Manchester M27 8LN, United Kingdom, on May 15, 2019, at 2:00 p.m. (U.K. time).
The following are some questions that Luxfer shareholders may have regarding the proposals being considered at the Annual General Meeting and brief answers to those questions. Luxfer urges you to carefully read this entire Proxy Statement and appendices because the information in this section does not provide all of the information that might be important to you.
Q:
Who can vote at the Luxfer Annual General Meeting?

A:
The Board has set the close of business, Eastern Time, on March 21, 2019, as the Voting Record Date for the Annual General Meeting. At the close of business on the Voting Record Date, we had    28,621,801 ordinary shares outstanding and entitled to vote. All Luxfer shareholders of record at the close of business on the Voting Record Date are entitled to vote on the matters set forth in this Proxy Statement and any other matter properly presented at the Annual General Meeting. Beneficial owners whose banks, brokers, or other custodians or nominees are shareholders registered in our share register with respect to the beneficial owners’ shares at the close of business on the Voting Record Date are entitled to vote on the matters set forth in this Proxy Statement and any other matter properly presented at the Annual General Meeting.

Each ordinary share is entitled to one vote on each matter that is properly brought before the Annual General Meeting.
Q:
What is a proxy statement and what is a proxy?

A:
A proxy statement is a document that U.S. Securities and Exchange Commission (“SEC”) regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person (a “proxy”) to vote on your behalf. By voting your proxy, you are giving the persons named on the proxy card the authority to vote your shares in the manner you indicate on your proxy card. You may vote your proxy over the Internet or by signing and dating the proxy card and submitting it by mail.

Q:
Upon what am I being asked to vote at the Annual General Meeting?

A:
You are being asked to consider and vote upon the following ordinary resolutions:

1.
To re-elect Alok Maskara as a Director of the Company.

2.
To re-elect David Landless as a Director of the Company.

3.
To re-elect Clive Snowdon as a Director of the Company.

4.
To elect Richard Hipple as a Director of the Company.

5.
To elect Allisha Elliott as a Director of the Company.

6.
To approve, by non-binding advisory vote, the Directors’ Remuneration Report.

7.
To approve, by non-binding advisory vote, the compensation of Luxfer’s Named Executive Officers.

8.
To approve, by non-binding advisory vote, the frequency of  “Say-On-Pay” votes.

9.
To ratify the re-appointment of PricewaterhouseCoopers LLP as the Independent Auditors of Luxfer Holdings PLC until conclusion of the next general meeting.

10.
To authorize the Audit Committee of the Board of Directors to set the Independent Auditors’ remuneration.

11.
To approve an amendment to the Luxfer U.K. Share Incentive Plan, which includes a limit on the number of ordinary shares under the Share Incentive Plan and removes references to American depositary receipts and HM Revenue & Customs approval.

You are also being asked to consider and pass the following special resolution:
12.
That the Articles of Association produced at the meeting and initialed by the Chair of the meeting for the purposes of identification be adopted as the Articles of Association of the Company in substitution for, and to the exclusion of, the existing Articles of Association.

Q:
What is the recommendation of Luxfer’s Board of Directors?

A:
The Board of Directors unanimously recommends that you vote “for” Resolutions 1 – 7 and 9 – 12, and “every year” for Resolution 8.

Q:
What is the difference between a shareholder of record and a beneficial owner?

A:
If your shares are registered directly in your name with Computershare Trust Company, N.A. (“Computershare”), you are a “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other custodian or nominee, you are considered the “beneficial owner” of shares held in “street name.” As a beneficial owner, you have the right to direct your broker, bank or other custodian or nominee on how to vote your shares.

Q:
How do I vote my shares?

A:
Your vote is important. We encourage you to vote promptly, which may save us the expense of a second mailing. If you are a holder of record, you may vote your shares in any of the following ways:

•
By Mail:   you may vote your shares by marking, dating, and signing your proxy card and returning it by mail in the enclosed postage-paid envelope.

•
By Internet:   you may vote your shares via the website www.envisionreports.com/LXFR. You may vote via the Internet 24 hours a day through 11:59 p.m., Eastern time, on May 14, 2019 (4:59 a.m. U.K. time on May 15, 2019). You may confirm that the system has properly recorded your vote. If you vote via the Internet, you do not need to mail a proxy card. You may incur costs such as Internet access charges if you vote via the Internet.

•
In person at the Annual General Meeting:   if you are a registered shareholder and choose not to vote via the Internet or by mail, you may still attend the meeting and vote in person. If you vote prior to the meeting, you may still attend the meeting and vote in person.

If you are a beneficial holder, the instructions that accompany your proxy materials will indicate whether you may vote by telephone, via the Internet, or by mail. If you wish to attend the meeting and vote in person, you must bring a legal proxy from the organization that holds your Luxfer ordinary shares or a brokerage statement showing ownership of Luxfer ordinary shares as of the close of business, Eastern Time, on the Voting Record Date.
Q:
What is the deadline to vote my shares if I do not vote in person at the Annual General Meeting?

A:
If you are a shareholder of record, you may vote by Internet until 11:59 p.m. Eastern time, on May 14, 2019 (4:59 a.m. U.K. time on May 15, 2019). If you are a shareholder of record and submit a proxy card, the proxy card must be received at the address stated on the proxy card by May 14, 2019. If you are a beneficial owner, please follow the voting instructions provided by your bank, broker or other custodian or nominee.

Q:
How do I attend the Annual General Meeting?

A:
All shareholders of record, whether registered or beneficial, as of the close of business, Eastern Time, on the Voting Record Date are invited to attend the Annual General Meeting.

Representatives of institutional shareholder must bring a legal proxy or other proof that they are representatives of a firm that held shares as of the close of business, Eastern Time, on the Voting Record Date and are authorized to vote on behalf of the institution.

Q:
May I change or revoke my proxy?

A:
If you are a shareholder of record and have already voted, you may change or revoke your proxy before it is exercised at the Annual General Meeting in the following ways:

•
By mailing a proxy card that is properly signed and dated later than your previous vote and that is received by May 14, 2019;

•
By voting by Internet at a date later than your previous vote but prior to the voting deadline of 11:59 p.m. Eastern time on May 14, 2019 (4:59 a.m. U.K. time on May 15, 2019); or

•
By attending the Annual General Meeting and voting in person.

If you are a beneficial owner, you must contact the record holder of your shares to revoke a previously authorized proxy or voting instructions.
Q:
If my Luxfer ordinary shares are held in “street name” by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A:
Yes. If your Luxfer ordinary shares are held in “street name” by your broker, bank, trust or other nominee, only that holder can vote your Luxfer ordinary shares, and the vote cannot be cast unless you provide instructions to your broker, bank, trust or other nominee or obtain a legal proxy from your broker, bank, trust or other nominee. Please follow the directions provided by your broker, bank, trust or other nominee regarding how to instruct such person to vote your Luxfer ordinary shares.

Q:
What is the effect of broker non-votes and abstentions?

A:
A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Although brokers have discretionary power to vote your shares with respect to “routine” matters, they do not have discretionary power to vote your shares on “non-routine” matters pursuant to NYSE rules. If you do not provide voting instructions for proposals considered “non-routine,” a “broker non-vote” occurs. If a broker does not receive voting instructions from you regarding non-routine proposals, the “broker non-vote” will have no effect on the vote on such agenda items. For example, the ratification of the selection of independent auditors is considered a routine matter, and your broker can vote for or against this resolution at its discretion, but the election of Directors is not considered routine for these purposes.

Q:
How will my shares be voted if I do not specify how they should be voted?

A:
If you submit a proxy to Luxfer-designated proxy holders and do not provide specific voting instructions, you instruct Luxfer-designated proxy holders to vote your shares in accordance with the recommendations of the Board of Directors.

Q:
How will voting on any other business be conducted?

A:
Other than matters incidental to the conduct of the Annual General Meeting and those set forth in this Proxy Statement, we do not know of any business or proposals to be considered at the Annual General Meeting. If any other business is proposed and properly presented at the Annual General Meeting, you instruct Luxfer-designated proxy holders, in the absence of other specific instructions or the appointment of other proxy holders, to vote your shares in accordance with the recommendations of the Board of Directors.

Q:
What constitutes a quorum for the Annual General Meeting?

A:
A quorum is necessary to hold a valid meeting of shareholders. Our Articles of Association require a quorum of two members present in person or by proxy and entitled to vote in order to transact business at a general meeting. A shareholder that is a company is to be considered present if it is represented by a duly authorized representative.

Your shares will be counted towards the quorum if you submit a proxy or vote at the Annual General Meeting. If there is not a quorum, the Annual General Meeting shall be adjourned to another day (being not less than 10 days later, excluding the day on which the meeting is adjourned and the day for which it is reconvened) and at such other time or place as the Chair of the meeting may decide.
Q:
What happens if the Annual General Meeting is adjourned or postponed?

A:
Your proxy will still be effective and will be voted at the rescheduled Annual General Meeting. You will still be able to change or revoke your proxy until it is voted.

Q:
How can I find the results of the Annual General Meeting?

A:
Preliminary results will be announced at the Annual General Meeting. Results also will be published in a current report on Form 8-K to be filed with the SEC within four business days after the meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Q:
Why did I receive more than one set of proxy materials or proxy card?

A:
You may have received multiple sets of proxy materials if you hold your shares in different ways or accounts (for example, 401(k) accounts, joint tenancy, trusts, custodial accounts) or in multiple accounts. If you are the beneficial owner of shares held in “street name,” you will receive your voting information from your bank, broker or other custodian or nominee, and you will vote as indicated in the materials you receive from your bank, broker or other custodian or nominee. Please vote your proxy for each separate account you have.

Q:
Why did my household receive only one copy of the proxy materials?

A:
We take advantage of the SEC’s “householding” rules to reduce the delivery cost of materials. Under such rules, only one set of proxy materials is delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. If you are a shareholder sharing an address and wish to receive a separate copy of the proxy materials, you may so request by contacting Computershare by phone at 1-866-641-4276 or by email to investorvote@computershare.com (please include “Proxy Materials Luxfer Holdings PLC” in the subject line and include your full name and address). A separate copy will be promptly provided following receipt of your request, and you will receive separate materials in the future. If you currently share an address with another shareholder but are nonetheless receiving separate copies of the materials, you may request delivery of a single copy in the future by contacting Computershare at the number or address shown above.

RESOLUTIONS 1 – 5

TO APPROVE THE ELECTION OR RE-ELECTION OF THE DIRECTORS
On the recommendation of the Nominating and Governance Committee, the Board of Directors has nominated the Directors listed below for election or re-election for a one-year term expiring on the completion of the 2020 Annual General Meeting. Management has no reason to believe that any of the Directors named below will be unable to serve their full term if elected.
The Company wishes to highlight the following Board transitions. Richard Hipple was identified as a potential new Director due largely to his extensive management and leadership experience in the advanced materials industry. After completing multiple interviews with the Chief Executive Officer, Board Chair and Nominating and Governance Committee, Richard Hipple was appointed as a Director in November 2018.
Following the Board’s skills gap analysis in which it identified that the Board could further develop its knowledge in talent development, succession planning, and executive compensation, Ms. Elliott was selected as a potential new Director based on her strong background in these areas and human resources in general. After completing multiple interviews with the Chief Executive Officer, Board Chair and Nominating and Governance Committee, Allisha Elliott was appointed as a Director in March 2019.
Further, Joseph Bonn, who was elected to the Board in March 2007 and has served as the Chair of the Board of Directors since December 2016, will retire from the Board of Directors, effective May 15, 2019. David Landless will serve as Chair effective May 16, 2019. Additionally, Adam Cohn, who was elected to the Board in 2016, announced his decision not to stand for re-election due to other time commitments and will leave the Board of Directors, effective May 15, 2019.
Biographies of the Director nominees are included in the section entitled “Directors Standing for Election or Re-Election.” These biographies include for each Director their ages; their business experience; the publicly held and some other organizations of which they are or have been Directors within the past five years; and a discussion of the specific experience, qualifications, attributes, or skills that led to the conclusion that each should serve as a Director.
The resolutions with respect to Resolutions 1 – 5 are ordinary resolutions. The text of the resolutions in respect to Resolutions 1 – 5 are as follows:
1.
To re-elect Alok Maskara as a Director of the Company.

2.
To re-elect David Landless as a Director of the Company.

3.
To re-elect Clive Snowdon as a Director of the Company.

4.
To elect Richard Hipple as a Director of the Company.

5.
To elect Allisha Elliott as a Director of the Company.

Vote Required and Board of Directors’ Recommendation
Under our Articles of Association, the election or re-election of each Director requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting. A nominee who does not receive a majority of the votes cast on the relevant resolution will not be elected to our Board. Your proxies cannot be voted for a greater number of persons than the number of Directors named in this Proxy Statement.
THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OR
RE-ELECTION OF EACH DIRECTOR.

RESOLUTION 6

TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE DIRECTORS’ REMUNERATION
REPORT FOR THE YEAR ENDED DECEMBER 31, 2018
In accordance with Sections 439 and 440 of the Companies Act 2006, our shareholders have the opportunity to cast an advisory vote to approve the Directors’ Remuneration Report. The Directors’ Remuneration Report will be made available, free of charge, on our website at https://www.luxfer.com/investors/governance and https://www.luxfer.com/investors/document-library prior to the Annual General Meeting.
The text of the resolution in respect to Resolution 6 is as follows:
6.
To approve, by non-binding advisory vote, the Directors’ Remuneration Report.

Vote Required and Board of Directors’ Recommendation
As Resolution 6 is an advisory vote, the results of the vote are advisory and will not be legally binding on the Board of Directors or any committee thereof to take any action (or refrain from taking any action). Our Board values, however, the opinions of our shareholders as expressed through advisory votes and other communications and will carefully consider the outcome of the advisory vote.
EACH MEMBER OF THE BOARD AND THE REMUNERATION COMMITTEE RECOMMEND
A VOTE “FOR” THE APPROVAL OF THE DIRECTORS’ REMUNERATION REPORT
FOR THE YEAR ENDED DECEMBER 31, 2018.

RESOLUTION 7

TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE COMPENSATION OF
THE NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our shareholders have the opportunity to cast an advisory vote to approve the compensation of our Named Executive Officers disclosed in the sections of this Proxy Statement entitled “Executive Compensation Discussion and Analysis” and “Executive Compensation.”
Executive compensation is an important matter to the Board of Directors, the Remuneration Committee, and our shareholders. We have designed our executive compensation programs to align executive and shareholder interests by rewarding the achievement of specific annual, longer-term and strategic goals that create long-term shareholder value. We believe that our executive compensation programs provide competitive compensation that will motivate and reward Executives for achieving financial and strategic objectives, provide rewards commensurate with performance to incentivize the Named Executive Officers to perform at their highest levels, encourage growth and innovation, attract and retain the Named Executive Officers and other key Executives, and align our executive compensation with shareholders’ interests through the use of equity-based incentive awards.
The Remuneration Committee has overseen the development and implementation of our executive compensation programs in line with these compensation objectives. The Remuneration Committee also continuously reviews, evaluates, and updates our executive compensation programs to ensure that we provide competitive compensation that motivates the Named Executive Officers to perform at their highest levels, while increasing long-term value to our shareholders.
The text of the resolution in respect to Resolution 7 is as follows:
7.
To approve, by non-binding advisory vote, the compensation of Luxfer’s Named Executive Officers.

Vote Required and Board of Directors’ Recommendation
As Resolution 7 is an advisory vote, the results of the vote are advisory and will not be legally binding on the Board of Directors or any committee thereof to take any action (or refrain from taking any action). However, our Board values the opinions of our shareholders as expressed through advisory votes and other communications and will carefully consider the outcome of the advisory vote.
EACH MEMBER OF THE BOARD AND THE REMUNERATION COMMITTEE RECOMMEND
A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE
NAMED EXECUTIVE OFFICERS.

RESOLUTION 8

TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE FREQUENCY OF SAY-ON-PAY VOTES
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our shareholders have the opportunity to cast an advisory vote to approve the compensation of our Named Executive Officers. This Resolution 8 affords shareholders the opportunity to cast an advisory vote on how often we should include a say-on-pay proposal in our proxy materials for future annual shareholder meetings or any special shareholder meeting for which we must include executive compensation information in the Proxy Statement for that meeting (a “Say-On-Pay frequency proposal”). Under this Resolution 8, shareholders may vote to have the Say-on-Pay vote every year, every two years, or every three years.
As an advisory vote, this proposal is not binding on Luxfer, the Board of Directors, or the Remuneration Committee. However, the Remuneration Committee and the Board of Directors value the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future decisions regarding the frequency of conducting a say-on-pay vote.
It is expected that the next vote on a Say-On-Pay frequency proposal will occur at the 2020 Annual General Meeting.
The text of the resolution in respect of Resolution 8 is as follows:
8.
To approve, by non-binding advisory vote, the frequency of  “Say-On-Pay” votes.

Vote Required and Board of Directors’ Recommendation
As Resolution 8 is an advisory vote, the results of the vote are advisory and will not be legally binding on the Board of Directors or any committee thereof to take any action (or refrain from taking any action). However, our Board values the opinions of our shareholders as expressed through advisory votes and other communications and will carefully consider the outcome of the advisory vote.
EACH MEMBER OF THE BOARD AND THE REMUNERATION COMMITTEE RECOMMEND
A VOTE OF “EVERY YEAR” AS TO THE FREQUENCY OF SAY-ON-PAY VOTES
ON EXECUTIVE COMPENSATION.

RESOLUTION 9

TO RATIFY THE RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS
THE INDEPENDENT AUDITORS OF LUXFER HOLDINGS PLC FOR 2019
The Audit Committee has selected and appointed PricewaterhouseCoopers LLP (“PwC”) to audit our financial statements for the fiscal year ending December 31, 2019. The Board, upon the recommendation of the Audit Committee, is asking Luxfer’s shareholders to ratify the appointment of PwC as the Independent Auditors of Luxfer. Although approval is not required by our Articles of Association or otherwise, the Board of Directors is submitting the appointment of PwC to our shareholders because we value our shareholders’ views on our Independent Auditors. If the appointment of PwC is not ratified by shareholders, it will be considered as notice to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of Luxfer and our shareholders.
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Independent Auditors retained to audit our financial statements. PwC has been retained as our independent auditor since 2015. The members of the Audit Committee and the Board of Directors believe that the continued retention of PwC to serve as our Independent Auditor is in our and our shareholders’ best interests.
We expect that a representative of PwC will be present at the Annual General Meeting and will have the opportunity to make a statement, if he or she desires, as well as be available to respond to any questions.
The resolution in respect of this Resolution 9 is an ordinary resolution. The text of the resolution in respect of Resolution 9 is as follows:
9.
To ratify the re-appointment of PricewaterhouseCoopers LLP as the Independent Auditors of Luxfer Holdings PLC until conclusion of the next general meeting.

Vote Required and Board of Directors’ Recommendation
Ratification of the re-appointment of PricewaterhouseCoopers LLP as the Independent Auditors of Luxfer Holdings PLC for the year ending December 31, 2019, requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting.
EACH MEMBER OF THE BOARD AND THE AUDIT COMMITTEE RECOMMEND
A VOTE “FOR” THE RATIFICATION OF THE RE-APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS
OF LUXFER HOLDINGS PLC FOR 2019.

RESOLUTION 10

TO AUTHORIZE THE AUDIT COMMITTEE TO SET THE
INDEPENDENT AUDITORS’ REMUNERATION
The Board, upon the recommendation of the Audit Committee, is asking Luxfer’s shareholders to authorize the Audit Committee of the Board of Directors to set the Independent Auditors’ remuneration.
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Independent Auditors retained to audit our financial statements. The Audit Committee is responsible for the audit fee negotiations associated with our retention of PwC. The Audit Committee and the Board of Directors believe that the remuneration level set for our Independent Auditors is in our and our shareholders’ best interests.
The resolution in respect of this Resolution 10 is an ordinary resolution. The text of the resolution in respect of Resolution 10 is as follows:
10.
To authorize the Audit Committee of the Board of Directors to set the Independent Auditors’ remuneration.

Vote Required and Board of Directors’ Recommendation
Authorization, by binding vote, of the Audit Committee to set the Independent Auditors’ remuneration requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting.
EACH MEMBER OF THE BOARD AND THE AUDIT COMMITTEE RECOMMEND
A VOTE “FOR” THE AUTHORIZATION OF THE AUDIT COMMITTEE TO SET
THE INDEPENDENT AUDITORS’ REMUNERATION.

RESOLUTION 11

TO APPROVE AN AMENDMENT TO THE LUXFER SHARE INCENTIVE PLAN,
WHICH INCREASES THE NUMBER OF ORDINARY SHARES IN LUXFER
AVAILABLE UNDER THE SHARE INCENTIVE PLAN AND REMOVES
REFERENCES TO AMERICAN DEPOSITARY RECEIPTS AND
HM REVENUE & CUSTOMS APPROVAL
In connection with a review of Luxfer’s Share Incentive Plan (the “SIP”), the Remuneration Committee and the Board of Directors believe that an amendment to the SIP is necessary to ensure that Luxfer has a sufficient reserve of shares available to attract and retain the services of key individuals essential to Luxfer’s long-term growth and success. In addition, the Remuneration Committee and the Board of Directors suggests removal of references to the American depositary receipts and HM Revenue & Customs approval of the SIP, since such references are no longer applicable due to Luxfer’s recently-changed status to a domestic issuer.
The SIP was originally established by resolution of the Directors on September 26, 2013, and the amendments currently proposed are in order meet the requirements of Domestic Issuers to:
•
insert an overall limit of 500,000 on the number of ordinary shares in the Company available under the SIP;

•
remove references to awards being in respect of American depositary receipts; and

•
remove references to HM Revenue & Customs approval of the SIP (and related amendments), since such approval is no longer required.

The SIP is effective for periods commencing from approval. The purpose of the SIP is to reward employees, allowing them to invest in the Company and its long-term success.
The resolution in respect of this Resolution 11 is an ordinary resolution. The text of the resolution in respect of Resolution 11 is as follows:
11.
To approve an amendment to the Luxfer U.K. Share Incentive Plan, which includes an increase to the limit on the number of ordinary shares under the Share Incentive Plan and removes references to American depositary receipts and HM Revenue & Customs approval.

A summary of the material terms of the SIP appears below. This summary is qualified in its entirety by the full text of the SIP, which is included as Appendix B to this Proxy Statement.
Administration
Luxfer has established a trust, which is constituted under the laws of England and Wales for the purposes of acquiring Luxfer ordinary shares and awarding them to eligible employees in accordance with the SIP. The SIP is currently administered by Computershare Trustees Limited as the trustee of the Luxfer SIP Trust, although Luxfer retains the right to delegate the administration of the plan to anyone it deems appropriate.
Shares Available Under the SIP
The number of  £0.50 ordinary shares registered under the SIP is currently 250,000. It is proposed to increase this limit at the 2019 AGM to 500,000 ordinary shares pursuant to an amendment of the SIP.
The Directors may, subject to any applicable law, from time to time increase the maximum number of shares which may be available under the SIP.
Eligible Participants and Participation
All U.K.-based employees of the Company are eligible for the SIP following six months of employment within Luxfer and entry into a Participation Agreement with Luxfer. Every eligible employee shall be invited to participate in the SIP on the same terms, and all those who participate in the plan shall do so on the same terms. The SIP provides all eligible employees (including Executive Directors) with a tax-efficient way of purchasing regular shares out of monthly savings over a six-month accumulation period. U.S.-based employees are eligible to participate in the Company’s Employee Stock Purchase Plan (“ESPP”).
Management estimates that there are sufficient shares authorized under this plan to satisfy share requirements for the next two to three years.
Offering
The SIP allows participants to purchase shares in the Company from their gross income. Shares awarded under the SIP are allocated based on payroll contributions made by employees of the Company. For every two shares purchased, the Company awards the employee a ‘matching’ share at no extra cost.
Participants in the SIP can invest up to £150 per month (£1,800 p.a.) or 10% of salary, if lower, in any tax year to purchase regular stock shares. Regular shares are purchased using the participants’ contributions at the end of each accumulation period at the lower of the price at the start of the accumulation period and the price immediately before purchase. Dividends on both purchased shares and matching shares are used to purchase additional shares.
Matching shares are forfeited if not held for three years, except if the participant leaves employment as a good leaver through redundancy, retirement, disability or TUPE transfer.
Adjustments Upon Changes in Capitalization
If the total number of outstanding Luxfer shares is changed by any bonus issues, rights issue, consolidation, reduction, subdivision or otherwise, without fair value market consideration, the maximum number shares available under the SIP may be proportionately adjusted, subject to any required action by the Directors or Luxfer shareholders in compliance with applicable securities laws.
New Plan Benefits
Benefits under the SIP depend on employees’ elections to participate in the SIP and the fair market value of our ordinary shares at various future dates. Therefore, it is not possible to determine future benefits that will be received by participants in the SIP.
Amendment and Termination
The Directors may, at any time pursuant to a written resolution, amend the SIP in any respect, provided, however, that without approval of Luxfer shareholders, no amendment of key features of the SIP shall be made, including changes which shall make the SIP no longer a Schedule 2 SIP pursuant to the requirements of HM Revenue & Customs.
The Directors may terminate the SIP at any time by (i) giving notice in writing to the SIP Trustee and the participants; and (ii) terminating the operation of the SIP no earlier than 14 days after the date of such notice.
Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, approval of an amendment to the Luxfer SIP, as an ordinary resolution, requires that a simple majority of the votes cast are cast in favor thereof.
EACH MEMBER OF THE BOARD AND REMUNERATION COMMITTEE RECOMMEND
A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE
LUXFER SHARE INCENTIVE PLAN.

RESOLUTION 12

TO ADOPT NEW ARTICLES OF ASSOCIATION
The Directors of Luxfer are proposing to adopt new Articles of Association of Luxfer Holdings PLC to make certain changes in order to reflect developments in practice and to provide additional flexibility to Luxfer.
The principal changes to be made to the existing Articles of Association are summarized below:
•
Generally:   References to “Chairman” and male pronouns changed to “Chair” and gender-neutral pronouns;

•
Article 2.1:   the nominal value of each ordinary share shall be designated as £0.50, as approved by Luxfer’s shareholders at Luxfer’s 2014 Annual General Meeting;

•
Article 50:   the time for a procedure if a quorum is not present to be increased from 5 minutes to 30 minutes;

•
Article 52:   the time to appoint a Chair for the general meeting to be increased from 5 minutes to 30 minutes;

•
Article 79:   The maximum permitted number of Luxfer Directors to be increased from 8 to 10 Directors; and

•
Article 110:   the time to appoint a Chair for Board meetings to be increased from 5 minutes to 30 minutes.

A copy of Luxfer’s new Articles of Association to be adopted, marked up to show all the changes against the current Articles of Association, are attached to this Proxy Statement as Appendix C and will be available for inspection during normal business hours (excluding Saturdays, Sundays and bank holidays in the U.K.) at Lumns Lane, Manchester M27 8LN, United Kingdom, from the date of this Proxy Statement until the close of the Annual General Meeting. A copy of the proposed new Articles of Association will also be available for inspection at the Annual General Meeting at least 15 minutes prior to the start of the meeting and up until the close of the meeting.
Vote Required and Board of Directors’ Recommendation
Resolution 12 is a special resolution, which means that, assuming a quorum is present at the Annual General Meeting, Resolution 12 will be approved if at least 75% of the votes cast are cast in favor thereof.
EACH MEMBER OF THE BOARD RECOMMENDS A VOTE “FOR” THE ADOPTION
OF THE NEW ARTICLES OF ASSOCIATION.

DIRECTORS STANDING FOR ELECTION OR RE-ELECTION
1.
ALOK MASKARA

Age: 48
Director Since: 2017
Alok Maskara was named Chief Executive Officer designate of Luxfer and appointed to the Board of Directors on May 23, 2017. He became Luxfer’s Chief Executive Officer on July 1, 2017.
Before joining Luxfer, Mr. Maskara was a business segment President at Pentair Plc, an industrial manufacturing company, for eight years, where he led businesses of progressively larger sizes. During his time at Pentair, he successfully delivered organic growth, Lean manufacturing productivity and completed numerous value enhancing acquisitions. Prior to Pentair, he was at General Electric Corporation, where he was responsible for driving the Lean initiative and later running the residential and commercial water filtration business. Mr. Maskara began his management career as a consultant with McKinsey & Company and prior to that was the Vice President at NanoPore Incorporated, an advanced materials company, where he co-authored nine patents in materials technology. Mr. Maskara’s background in chemical engineering, paired with his experience and passion in advanced materials, is helpful in driving organic growth at Luxfer.
Mr. Maskara holds an M.B.A. from the Kellogg Graduate School of Management at Northwestern University, an M.S. in Chemical Engineering from the University of New Mexico, and a Bachelor of Technology degree in Chemical Engineering from the Indian Institute of Technology, Mumbai.
Mr. Maskara’s qualifications to be a member of our Board include his extensive leadership experience in global industrial manufacturing businesses, his value-enhancing growth and acquisition experience, his educational background and knowledge of advanced materials.
2.
DAVID LANDLESS

Age: 59
Director Since: 2013
David Landless was appointed a Non-Executive Director and a member of the Audit Committee in March 2013. He acts as a financial expert on the Audit Committee under the listing rules of the NYSE and has served as Chair of the Audit Committee since May 2015. Mr. Landless served as a member of the Nominating and Governance Committee since July 2013. He was also a member of the Remuneration Committee from January 2015 to November 2017. On March 5, 2019, the Board appointed David Landless Chair of the Board of the Directors, effective May 16, 2019.
Mr. Landless started his career with Bowater Plc, a pulp, paper and related products manufacturer, and Carrington Viyella Plc, a manufacturer of woven textiles. He joined the fiber and chemical manufacturer, Courtaulds Plc, in 1984. Mr. Landless was appointed Finance Director in several U.K. and U.S. divisions of Courtaulds Plc from 1989 to 1997 and the Finance Director of Courtaulds Coatings (Holdings) Limited from 1997 to 1999. In 1999, Mr. Landless was appointed Group Finance Director of Bodycote plc, the leading provider of heat treatment and specialist thermal processing services worldwide, and he held that position until he retired on January 1, 2017. He is a Non-Executive Director of Innospec, Inc., as well as Renold plc and European Metal Recycling Limited. He chairs the Audit Committees at Innospec and Renold.
Mr. Landless is a Chartered Management Accountant. He graduated from the University of Manchester Institute of Science and Technology.
Mr. Landless’ qualifications to be a member of our Board include his extensive experience in manufacturing and engineering, particularly as Group Finance Director of a global industrial business that operates in similar markets as Luxfer. In addition, he has strong understanding of financial controls and of audit requirements. He also brings significant experience from serving on the boards of other publicly traded companies in both the U.S. and U.K.

3.
CLIVE SNOWDON

Age: 65
Director Since: 2016
Clive Snowdon was appointed a Non-Executive Director in July 2016, at which time he was also appointed to the Remuneration Committee and Nominating and Governance Committee. Mr. Snowdon joined the Audit Committee in August 2016. He acts as a financial expert on the Audit Committee under the listing rules of the NYSE. Mr. Snowdon was a member of the Remuneration Committee until and including January 30, 2017. On December 5, 2017, Mr. Snowdon became Chair of the Nominating and Governance Committee. On March 5, 2019, the Board appointed Clive Snowdon Chair of the Audit Committee, effective as of May 15, 2019.
Mr. Snowdon served as Chairman of the Midlands Aerospace Alliance, an association supporting the aerospace industry across the Midlands region of England, from 2007 through 2016 and currently serves as a Trustee of the Stratford Town Trust. He is also the aerospace industry advisor to Cooper Parry Corporate Finance, a corporate finance advisory. In May 2016, Mr. Snowdon stepped down from the Board of Hill & Smith Holdings PLC, an international group of companies operating within the infrastructure and galvanizing markets, where he had been a Senior Non-Executive Director since May 2007, the chair of the Remuneration Committee, and a member of the Audit and Nominating and Governance Committees. Mr. Snowdon retired from Umeco PLC, a provider of advanced composite materials, in June 2011 after serving as Chief Executive since April 1997. Further, Mr. Snowdon was the Executive Chairman of Shimtech Industries Group Limited until the sale of the business in May 2015. From 1992 to 1997, Mr. Snowdon served as Managing Director of Burnfield PLC after being promoted to that position from Finance Director. He has also held senior positions with Vickers PLC, BTR PLC, and Hawker Siddeley Group.
Mr. Snowdon has a Bachelor of Arts in Economics from the University of Leeds. He is also qualified as a Chartered Account.
Mr. Snowdon’s qualifications to be a member of our Board include his experience as a former Chief Executive of a U.K. public company, his strong understanding of U.K. PLC requirements, his significant experience in mergers and acquisitions and his skill in interacting with investors.
4.
RICHARD HIPPLE

Age: 66
Director Since: 2018
Richard Hipple was appointed Non-Executive Director in November 2018, at which time he was also appointed the Chair of the Remuneration Committee and a member of the Audit Committee.
Mr. Hipple served as the Chairman and Chief Executive Officer of Materion Corporation, a producer of high-performance advanced engineered materials, from 2006 until his retirement in 2017, as well as President and Chief Operating Officer from 2005 to 2006. Prior to that, Mr. Hipple served in the steel industry for 26 years in a number of capacities, including project engineer, strategic planning, supply chain management, operations, sales and marketing, and executive management. Mr. Hipple has served as a Director of KeyCorp since 2012, a bank-based financial services company, and the Barnes Group, a global industrial manufacturing company since 2017. Mr. Hipple also served on the Board of Ferro Corporation from 2007 through 2018, a leading supplier of technology-based functional coatings and color solutions. Mr. Hipple is the Chairman of the Trustees of the Cleveland Institute of Music and has served as a Director of the Greater Cleveland Partnership, as well as the Manufacturers Alliance for Productivity and Innovation.

He received his Bachelor’s degree in Engineering from Drexel University.
Mr. Hipple’s qualifications to be a member of our Board include his extensive executive management and leadership experience with a global manufacturer of high performance engineered materials, his business development and strategic transformation experience, and broad involvement in both domestic and international acquisitions. He also brings experience serving on the Boards of Directors of other publicly traded companies.
5.
ALLISHA ELLIOTT

Age: 48
Director Since: 2019
Allisha Elliott was appointed as a Non-Executive Director on March 5, 2019, at which time she was also appointed a member of the Remuneration Committee and a member of the Nominating and Governance Committee.
Ms. Elliot is currently the Chief Human Resources Officer and Senior Vice President for Human Resources and Communications at Sensata Technologies, Inc., a global leader in providing sensor-rich solutions, with operations and business centers in 11 countries, a market capitalization of more than $8 billion and nearly 22,000 employees worldwide. Prior to Sensata Technologies, Ms. Elliott served in several human resource leadership roles in the global manufacturing industry, culminating as Vice President, Human Resources and Communications for Transportation Systems of Honeywell International Inc.
Ms. Elliott received her Master of Labor and Human Resources degree from the University of Illinois Urbana-Champaign and her Bachelor of Arts degree in Sociology from Purdue University.
Ms. Elliott’s qualifications to be to be a member of our Board include her significant experience in Human Resources, particularly her extensive knowledge in talent development, succession planning, and executive compensation.

CORPORATE GOVERNANCE
DIRECTOR INDEPENDENCE
The Board determines the independence of each Director based upon the NYSE listing standards and the Directors’ answers to questions on independence included in our annual questionnaire. Based on these standards, the Board of Directors has affirmatively determined that all of our non-employee Directors (i.e., David Landless, Clive Snowdon, Richard Hipple and Allisha Elliott) are independent and have no material relationship with us (including our Directors and officers) that would interfere with their exercise of independent judgment. The Board has affirmatively determined that Alok Maskara (the only employee who is a Director) is not independent because he is Luxfer’s Chief Executive Officer.
In determining independence, the Board considers circumstances where a Director serves as an employee of another company that is a customer or supplier. While the Board has reviewed relevant relationships and found no significant relationships, the Board discloses the following relationships as part of its commitment to transparency: Richard Hipple previously served as the Chairman and Chief Executive Officer of Materion Corporation, a producer of high-performance advanced engineered materials and a peer company of Luxfer, from 2006 until his retirement in 2017. Given that Mr. Hipple is no longer involved with Materion Corporation, the Board does not view this previous relationship significant enough to affect his independence as a Director of Luxfer. In addition, Richard Hipple serves as a Director of KeyCorp, a provider of retail and commercial banking services in the United States. A Metals Equity Research Analyst at KeyCorp has conducted research on Luxfer in the past and continues to do so; however, this research was conducted prior to Mr. Hipple joining the Luxfer Board of Directors, and he has not been directly involved in such research. Additionally, KeyCorp has provided banking services to Luxfer prior to Mr. Hipple joining the Board and may continue to do so in the future. Because Luxfer’s relationship with KeyCorp is at arms-length and Mr. Hipple has not been involved in any of Luxfer’s dealings with KeyCorp, the Board does not view this relationship significant enough to affect Mr. Hipple’s independence as a Luxfer Director. Mr. Hipple is also a Non-Executive Director of Barnes Group, Inc., which competes in the super-forming of titanium parts with Luxfer Superform, one of the business units within Luxfer Holdings. The level of competition between Barnes Group and Luxfer Superform is, however, minimal and the Board does not view this competition as significant enough to affect the independence of Mr. Hipple as an independent Director of Luxfer.
DIRECTOR QUALIFICATIONS
The Nominating and Governance Committee and the Board of Directors recognize that the Board of Directors’ contributions and effectiveness depend on the character and abilities of each Director individually as well as on their collective strengths. Accordingly, the Committee and the Board of Directors evaluate candidates based on several criteria. Directors are chosen with a view to bringing to the Board of Directors a variety of experience and backgrounds and establishing a core of business advisers with relevant financial and management expertise.
The Committee and the Board of Directors also consider candidates with substantial experience outside the business community, such as in the public, academic, or scientific communities. In addition, the Committee and the Board of Directors consider the tenure of incumbent Directors, with the goal of having a mix of shorter-tenured Directors who provide fresh perspectives and longer-tenured Directors who provide experience regarding our Company and its business. Board composition, effectiveness, and processes are all subject areas of our annual Board self-assessment, which is described in more detail below.
DIRECTOR SELECTION PROCESS
The Nominating and Governance Committee selects Director nominees in accordance with a procedure by which it:
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Reviews the experience, qualifications, attributes, and skills of existing Directors;

•
Determines the experience, qualifications, attributes, and skills desired in new Directors;

•
Solicits suggestions from the Chief Executive Officer and Directors on potential candidates;

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Considers candidates recommended by shareholders;

•
Retains a search consultant as needed to identify candidates;

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Evaluates the experience, qualifications, attributes, and skills of all candidates recommended for consideration;

•
Contacts the preferred candidate(s) to assess their interest;

•
Interviews the preferred candidate(s) to assess their experience, qualifications, attributes, and skills; and

•
Recommends candidate(s) for consideration by the Board of Directors.

In addition to a candidate’s experience and qualifications, the Board of Directors considers candidate diversity as one of many factors in determining its preferred candidate(s).
The Committee commenced a search for a new Director in 2018 and followed the procedure set forth above. The Committee began by analyzing the current Directors’ experience, qualifications, and skills to identify gaps in the Board’s skill set. This analysis resulted in the creation of a new Director profile. Using this profile, the Committee identified Richard Hipple as a potential candidate, particularly because of Mr. Hipple’s reputation in the industry as the former CEO of Materion, a peer company of Luxfer. Following interviews with the Committee, Chief Executive Officer, and Board, the Committee proposed, and the Board of Directors approved, the election of Richard Hipple as a Director. At the same time, the Committee shared the new Director profile with Heidrick and Struggles International Incorporated, a global firm that specializes in Director and Executive searches. Heidrick and Struggles, which was paid a fee for its services, has vetted numerous potential candidates for consideration by the Committee. Heidrick and Struggles identified Allisha Elliott as a potential candidate, particularly because of Ms. Elliott’s strong background in Human Resources and her ability to provide insight on matters such as talent development, succession planning, and executive compensation. Following interviews with the Committee, Chief Executive Officer, and Board, the Committee approved, and the Board of Directors approved, the election of Allisha Elliott as a Director. Heidrick and Struggles’ search for additional Directors is still ongoing.
SHAREHOLDER RECOMMENDATIONS, NOMINATIONS, AND PROXY ACCESS
Our Terms of Reference of the Nominating and Governance Committee, or Charter, provide that the Nominating and Governance Committee will consider persons properly recommended by shareholders to become nominees for election as Directors in accordance with the criteria described above under “Directors Qualifications.”
Recommendations for consideration by the Nominating and Governance Committee, together with appropriate biographical information concerning each proposed nominee, should be sent in writing to c/o Company Secretary, Luxfer Holdings PLC, Lumns Lane, Manchester M27 8LN, United Kingdom.
CORPORATE GOVERNANCE MATTERS
The Board’s Role and Responsibilities
Risk Oversight
At the direction of our Board, we have instituted an enterprise-wide risk management system to assess, monitor, and mitigate risks that arise in the course of our business. The Board has determined that the Board of Directors as a whole, and not a separate committee, will oversee our risk management process. Each of our Board Committees has historically focused and continues to focus on specific risks within their respective areas of responsibility. The Board believes, however, that the overall enterprise risk management process is more properly overseen by the full Board. Our Chief Financial Officer, Associate General Counsel, and our internal audit team are the primary personnel responsible to the Board of Directors in the planning, assessment, and reporting of our risk profile. The Board reviews an assessment of, and a report on, our risk profile on a regular basis.

Oversight in Luxfer Strategy
At least once per year, the Board of Directors and senior management engage in an in-depth strategic review of Luxfer’s outlook and strategies, which is designed to create long-term shareholder value and serves as the foundation upon which goals are established. Throughout the year, the Board of Directors then monitors management’s progress against such goals.
Oversight in Succession Planning
The Board views its role in succession planning and talent development as a key responsibility. At least once annually, usually as part of the annual talent review process, the Board of Directors discusses and reviews the succession plans for the Chief Executive Officer position and other Executive Officers and key contributors. The Directors become familiar with potential successors for key management positions through various means, including annual talent reviews, presentations to the Board of Directors, and communications outside of meetings. Our succession planning process is an organization-wide practice designed to proactively identify, develop, and retain the leadership talent that is critical for our future business success.
Communicating with Shareholders
We believe that maintaining an active dialogue with our shareholders is important to our long-term success. We value the opinions of our shareholders and welcome their views throughout the year on key issues. If you wish to provide us with feedback, please send an email to investor.relations@luxfer.com.
If you wish to communicate with the Board of Directors, Directors as a group, or any individual Director, you may send a letter addressed to the relevant party, c/o Company Secretary, Luxfer Holdings PLC, Lumns Lane, Manchester M27 8LN, United Kingdom. Any such communications will be forwarded directly to the addressee(s).
Policies and Procedures Regarding Conflicts of Interest and Related-Party Transactions
Our Board has adopted written policies and procedures regarding Director and Executive Officer conflicts of interest and related-party transactions, as set out below:
Conflicts of interest
For purposes of these policies and procedures, a “conflict of interest” occurs when an individual’s private interest (or the interest of a member of his or her family) interferes, or even appears to interfere, with the interests of Luxfer as a whole. A conflict of interest can arise when an employee, officer or Director (or a member of his or her family) takes actions or has interests that may make it difficult to perform his or her work for Luxfer objectively and effectively. Conflicts of interest also arise when an employee, officer or Director (or a member of his or her family) receives improper personal benefits as a result of his or her position in Luxfer. Directors and Executive Officers must seek determinations and prior authorizations or approvals of potential conflicts of interest exclusively from the Audit Committee.
In 2018, there were no conflicts of interest.
Related-Party Transactions
A “Related Person” is any (a) person who is or was (since the beginning of the last fiscal year for which Luxfer has filed a Form 10-K and Proxy Statement, even if they do not presently serve in that role) an Executive Officer, Director or nominee for election as a Director of Luxfer, (b) greater than 5% beneficial owner of Luxfer’s outstanding ordinary shares, or (c) Immediate Family Member of any of the foregoing. “Immediate Family Member” is defined as “any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, sons-in-law, daughter-in-law, brother-in-law or sister-in-law or any person (other than a tenant or employee) sharing the household of a person.”
Under the Related-Party Transactions Policy, the Audit Committee must review all “Interested Transactions.” An “Interested Transaction” is any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness), in which (a) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, (b) Luxfer is a participant, and (c) any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a Director or trustee (or any similar position) or a less than 10% beneficial owner of another entity).
In considering whether to approve an Interested Transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Person’s interest in the arrangement.
In 2018, there was one related-party transaction. Specifically, Chris Barnes, an Executive Officer of Luxfer, is a 20% owner of Cherokee Properties, Inc. Cherokee Properties leases the Madison, Illinois, facility to Magnesium Elektron North America, Inc., a subsidiary of Luxfer Holdings PLC. This lease has been in place and amended from time to time since 2003. Luxfer paid Cherokee Properties US$600,000 in rent during 2018. The Board and Audit Committee reviewed this transaction and found that the terms of the transaction were no less favorable than terms generally available to an unaffiliated third-party and therefore acceptable.
BOARD STRUCTURE AND PROCESSES
Luxfer and our Board are committed to the highest standards of corporate governance and ethics, and the Board of Directors has adopted a set of Corporate Governance Guidelines.
The Board regularly reviews and, if appropriate, revises the Charter of the Nominating and Governance Committee and other governance instruments in accordance with rules of the SEC and the NYSE. The Board has also adopted a Code of Ethics and Business Conduct and has designated it as the code of ethics for our Chief Executive Officer, Executive Officers, and everyone conducting business on Luxfer’s behalf.
Copies of these documents are available, free of charge, on our website at https://www.luxfer.com/investors/governance/and https://www.luxfer.com/investors/document-library.
BOARD LEADERSHIP STRUCTURE
The Board believes it is important to maintain flexibility to choose the leadership structure that is best able to meet the needs of Luxfer and its shareholders based on circumstances that exist at the time and the qualifications of available individuals. Currently, we do not have a policy requiring the positions of Chair of the Board of Directors and Chief Executive Officer to be held by different persons. However, these two positions have been separate and are expected to remain separate.
The Board of Directors believes it is advantageous for the two positions to remain separate. Specifically, keeping the positions separate allows the CEO to focus his attention on driving business performance rather than Board governance. Additionally, keeping the positions separate is consistent with corporate best practice, the Institutional Shareholder Services’ recommendation, the views of Luxfer’s shareholders, and the U.K. Corporate Governance Code. Moreover, Luxfer believes that having David Landless serve as the Chair following Mr. Bonn’s departure is appropriate because he has extensive experience serving on the Boards of public companies, as well as knowledge of Luxfer and the manufacturing and engineering business in general.
BOARD AND COMMITTEE SELF-ASSESSMENTS
The Board annually conducts a self-assessment of the Board of Directors and each Committee. The assessment process consists of a written evaluation comprising both quantitative scoring and narrative comments on a range of topics, including the composition and structure of the Board of Directors, the type and frequency of communications and information provided to the Board of Directors and the Committees, the Board of Directors’ effectiveness in carrying out its functions and responsibilities, the effectiveness of the Committee structure, Directors’ preparation and participation in the meetings, and the values and culture displayed by the Board’s members. The evaluation responses are compiled by the Nominating and Governance Committee Chair who leads a discussion of the assessment results at the following Board meeting.

In addition, a verbal assessment is conducted in independent executive session at the end of every Board and Committee meeting.
BOARD EDUCATION
Board education is an ongoing, year-round process, which begins when a Director joins our Board. Within a year of joining our Board, new Directors are provided with an orientation to our Company, including our business, strategy, and governance. On an ongoing basis, Directors receive presentations on a variety of topics related to their work on the Board of Directors and within the industry from our senior management team. In 2018, topics for Director education included SOX compliance, GDPR regulations, SEC domestic issuer requirements, and GAAP accounting standards.
COMMITTEES OF THE BOARD OF DIRECTORS
The Board has three standing committees comprised solely of independent Directors: The Nominating and Governance Committee, the Remuneration Committee, and the Audit Committee. The independent board members generally also meet in executive session without management present at each meeting.
11	MEETINGS OF THE BOARD OF DIRECTORS IN 2018 (5 physical meetings; 6 telephone meetings)
5	Meetings of the Nominating and Governance Committee
3	Meetings of the Remuneration Committee
9	Meetings of the Audit Committee

Nominating and Governance Committee
Role:
The Nominating and Governance Committee is responsible for, among other things, identifying individuals qualified to become Directors and recommending nominees to the Board of Directors for election at Annual General Meetings; reviewing candidates recommended by shareholders for election to the Board of Directors; and developing plans regarding the size and composition of the Board of Directors and its committees. In addition, the Committee identifies and reviews individuals other than its Board members qualified to become Executive Officers of Luxfer. The Committee is also responsible for reviewing annually and recommending to the Board of Directors changes to our Corporate Governance Guidelines, which are available on our website at https://www.luxfer.com/investors/governance, as well as administering the annual Board self-assessment.
A further description of the Committee’s role is set forth in the Terms of Reference, or Charter, available at https://www.luxfer.com/investors/governance.

Members:
Joseph Bonn, Adam Cohn, David Landless, Clive Snowdon (Chair).
Upon appointment to the Board on March 5, 2019, Allisha Elliott was appointed a member of the Nominating and Governance Committee.
All members of the Nominating and Governance Committee have been determined to be independent under SEC and NYSE rules.

Remuneration Committee
Role:
The Remuneration Committee sets and administers the policies that govern executive compensation. This includes establishing and reviewing executive base salaries and administering cash incentive and equity-based compensation under the Luxfer Holdings PLC Long-Term Umbrella Incentive Plan and the Non-Executive Directors Equity Incentive Plan. The Committee also sets and reviews the Chief Executive Officer’s compensation, as well as other Executive Officers’, based on the Board of Directors’ annual evaluation of his or her performance. The Committee has engaged Meridian Compensation Partners LLC, a human resource consulting firm, to aid the Committee in its annual review of our executive compensation programs for continuing appropriateness and reasonableness and to make recommendations regarding Executive Officer compensation levels and structures. In reviewing our compensation programs, the Committee also considers other sources to evaluate external market, industry, and peer company practices
A further description of the Committee’s role is set forth in the Terms of Reference, or Charter, available at https://www.luxfer.com/investors/governance/.

Members:
Joseph Bonn, Adam Cohn, and Richard Hipple (Chair).
Brian Kushner was also a member of the Remuneration Committee until his departure from the Board of Directors in May 2018.
Upon appointment to the Board on March 5, 2019, Allisha Elliott was appointed a member of the Remuneration Committee.
All members of the Remuneration Committee have been determined to be independent under SEC and NYSE rules.
Remuneration Committee Interlocks and Insider Participation:   No member of the Remuneration Committee is involved in a relationship requiring disclosure as an interlocking Director/Executive Officer or under Item 404 of Regulation S-K.

Report:
The Directors’ Remuneration Report will be made available, free of charge, on our website at https://www.luxfer.com/investors/governance and https://www.luxfer.com/investors/document-library prior to the Annual General Meeting.

Audit Committee
Role:
The Audit Committee is responsible, among other things, for assisting the Board of Directors with oversight of our accounting and financial reporting processes, oversight of our financing strategy, investment policies and financial condition, and audits of our financial statements. These responsibilities include the integrity of the financial statements, compliance with legal and regulatory requirements, the independence and qualifications of our external auditor, and the performance of our internal audit function and of the external auditor. The Committee is directly responsible for the appointment, compensation, evaluation, terms of engagement, and oversight of the Independent Auditors. The Committee holds meetings periodically with our independent and internal auditors, the Board of Directors, and management to review and monitor the adequacy and effectiveness of reporting, internal controls, risk assessment, and compliance with our policies.
A further description of the Committee’s role is set forth in the Terms of Reference, or Charter, available at https://www.luxfer.com/investors/governance/.

Members:
Joseph Bonn, Richard Hipple, David Landless (Chair), and Clive Snowdon.
On March 5, 2019, the Board appointed Clive Snowdon Chair of the Audit Committee, effective as of May 15, 2019.
Brian Kushner was also a member of the Audit Committee until his departure from the Board of Directors in May 2018.

All members of the Audit Committee have been determined to be independent under SEC and NYSE rules.
Report:	You can find the Audit Committee Report under “Audit Committee Report” on page 51 of this Proxy Statement.
Financial Experts:	The Board has determined that David Landless and Clive Snowdon are both financially literate under NYSE rules and qualify as “audit committee financial experts” under SEC standards.
ATTENDANCE AT MEETINGS
The Board held eleven meetings in 2018, five of which occurred in person and six of which occurred via telephone. Members of the Board of Directors are expected to attend all scheduled meetings of the Board of Directors, the meetings of the Committees on which they serve, and all shareholder meetings. In each regularly scheduled meeting, the independent Directors also met in executive session, without the Chief Executive Officer or other members of management present. Except for two abstentions at general Board meetings and one abstention at an Audit Committee meeting, the remaining Directors then in office attended all meetings of the Board of Directors and all meetings of the Committees on which they served during the period for which such persons served as Directors in 2018. We expect our Directors to attend our Annual General Meetings. All the Directors who were appointed for the 2018 term attended the 2018 Annual General Meeting in person.
DIRECTOR COMPENSATION
Director compensation is recommended by the Remuneration Committee and approved by the Board of Directors. We use a combination of cash and equity-based incentive compensation to attract and retain qualified Directors. Compensation of our Directors reflects our belief that a significant portion of Directors’ compensation should be tied to long-term growth in shareholder value. Mr. Maskara, our CEO, is our only employee Director; he receives no separate compensation for his Board service. Directors do not receive fees for meeting attendance.

Director Retainers
The annual retainer for non-employee Directors’ service on the Board of Directors and Board Committees in 2018 was US$79,050.00.
Luxfer’s share incentive plans are designed to align the interests of its Directors with the interests of its shareholders, as well as act as retention tools. The plan under which awards are granted to the Executive Directors on an ongoing basis is the Luxfer Holdings PLC Long-Term Umbrella Incentive Plan (“LTIP”). Awards that are considered part of their fees are made to the Non-Executive Directors under the Non-Executive Directors Equity Incentive Plan (“EIP”). The U.K.-based Executive Directors are also able to participate in Luxfer’s U.K. Share Incentive Plan (“SIP”) open to all U.K. employees and U.K.-based Executive Directors. In the U.S., Luxfer has established an Employee Stock Purchase Plan (“ESPP”), which is open to all U.S. employees and U.S.-based Executive Directors.
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LTIP:   The LTIP was adopted for Luxfer’s initial public offering (“IPO”) in 2012. It is used to grant awards not only to the Executive Directors but also senior and junior managers in Luxfer. A variety of different awards can be granted under the LTIP. The maximum value of awards under the rules of the LTIP that can be granted to the Chief Executive Officer and other Executive Directors is defined in the Remuneration Policy.

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EIP:   Annual awards are made under the EIP to Non-Executive Directors as part of their fees. The value of the award is up to 55% of the base fee of a Non-Executive Director. These awards are made the day after the Annual General Meeting of Luxfer in each year and vest the day before the following AGM. Annual awards are usually made as restricted stock units. They are paid out immediately on vesting, together with dividends that have been accumulated during the vesting period. New Non-Executive Directors cannot participate in the annual awards until they have served six months; however, the awards they would have earned from the date of appointment are added to the next annual award provided they are re-elected at the AGM.

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SIP:   The purpose of the SIP is to provide benefits to employees, including the U.K.-based Executive Officers, of Luxfer’s U.K. entities to give such employees a continuing stake in Luxfer. Shares awarded under the SIP are allocated based on payroll contributions made by employees of the Company.

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ESPP:   The purpose of the ESPP is to provide benefits to employees, including the U.S.-based Executive Officers, of Luxfer’s U.S. entities to give such employees a continuing stake in Luxfer.

Copies of the LTIP, EIP, SIP and ESPP mentioned above are on file with the SEC.
After reviewing and analyzing benchmark data prepared by Meridian Compensation Partners LLC, the Board decided at its March 2019 meeting to increase (i) the Directors’ retainer fee for 2019 by 4% from US$79,050 to US$82,000; and (ii) the Chairperson’s retainer fee for 2019 by 16% from US$98,812 to US$115,000.
Non-Executive Director Compensation Table
The table below summarizes the compensation that we paid to the Non-Executive Directors for 2018.
Name	Retainers		Equity Awards(1)(7)		Total (US$)
Joseph Bonn(2)	US$	98,812.00(3)	US$	53,122.00	US$	151,934.00
David Landless(4)	US$	79,050.00	US$	42,505.00	US$	121,555.00
Clive Snowdon(4)	US$	79,050.00	US$	42,505.00	US$	121,555.00
Adam Cohn(4)	US$	79,050.00	US$	42,505.00	US$	121,555.00
Richard Hipple(5)	US$	7,547.00		—	US$	7,547.00
Brian Kushner(6)	US$	32,940.00		—	US$	32,940.00
(1)
Represents the fair value of restricted stock units granted on May 23, 2018, at a share price of US$18.18 less the issue cost of US$0.67 (50 pence) per share, as compensation for their services.

(2)
As of December 31, 2018, Joseph Bonn had 2,922 unvested restricted stock units and 20,000 vested IPO option awards. The IPO option awards have an exercise price of US$10.00 per option.

(3)
Joseph Bonn’s retainer in 2018 represents additional supplement for acting as the Chair of the Board.

(4)
As of December 31, 2018, these Directors had 2,338 unvested restricted stock units.

(5)
Richard Hipple was appointed to the Board as a Non-Executive Director on November 19, 2018. His retainer in 2018 reflects his service from the date of his appointment through December 31, 2018.

(6)
Brian Kushner’s nomination for re-election as a Non-Executive Director at the 2018 AGM was withdrawn and consequently, he ceased to be a Director of Luxfer with effect from May 22, 2018. His base fee reflects his period of service as a Non-Executive Director in 2018.

(7)
These time-based restricted stock units carry with them the right to receive accumulated dividends during the period of the award, in shares. The dividends are not credited until the award vests. The awards made under the EIP in 2017 vested on May 22, 2018. The values of the dividend awards that vested in 2018 for each of the Executive Directors were as follows: Joseph Bonn US$2,424 (145 shares), David Landless US$1,923 (115 shares), Clive Snowdon US$3,528 (211 shares), Adam Cohn US$3,578 (214 shares) and Brian Kushner US$1,923 (115 shares). These values have not been included in the table above.

REMUNERATION COMMITTEE REPORT
The functions of the Remuneration Committee of the Board, among others, are to review and approve Executive Officer compensation and employee compensation matters, including matters regarding Luxfer’s various benefit plans, and to continually assess the effectiveness of these programs in consideration of the stated compensation strategy, independently or in conjunction with the Board, as appropriate. The Remuneration Committee operates independently of management and in consultation with its compensation consultant.
The Remuneration Committee has reviewed and discussed the following Executive Compensation Discussion and Analysis with management, and based on such review and discussions, the Remuneration Committee has recommended to the Board that the Executive Compensation Discussion and Analysis be included in this Proxy Statement on Schedule 14A for the Annual General Meeting to be filed with the SEC.
Submitted by the Remuneration Committee
Joseph Bonn
Adam Cohn
Richard Hipple
Allisha Elliott
April 5, 2019
In accordance with the recommendations of the Remuneration Committee, our Board approved inclusion of the Executive Compensation and Analysis in this Proxy Statement on April 5, 2019.

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS
This Executive Compensation Discussion and Analysis describes our compensation practices and the executive compensation policies, decisions and actions of our Remuneration Committee. This Executive Compensation Discussion and Analysis focuses on compensation earned during 2018 by our Named Executive Officers.
NAMED EXECUTIVE OFFICERS
The following information identifies and provides background on our Named Executive Officers, other than Alok Maskara, our CEO, about whom information is given above in the section entitled “Directors Standing for Election or Re-Election.”
Heather Harding
Age: 50
Chief Financial Officer
Heather Harding was named Chief Financial Officer of Luxfer Holdings PLC in January 2018. From 2012 to 2017, Ms. Harding was Vice President of Finance for Eaton Lighting, a business unit of Eaton Corporation, a power management company. Prior to that, she was Vice President of Finance for various operating units within Cooper Industries and Emerson Electric. Ms. Harding is a Certified Public Accountant and received a Bachelor of Science in Accounting from Southern Illinois University at Carbondale.
Andrew Butcher
Age: 50
President, Luxfer Gas Cylinders
Andrew Butcher has served as President of our global Luxfer Gas Cylinders business since April 2014, having been the President of Luxfer Gas Cylinders North America from 2009 to 2014. Mr. Butcher joined Luxfer in Nottingham, United Kingdom, in 1991. He held positions of increasing responsibility throughout his career at Luxfer, including leading development of our composite business beginning in 2002, first as General Manager and then as Executive Vice President. Mr. Butcher holds an M.A. degree in Engineering from Cambridge University and an M.B.A. from Keele University.
James Gardella
Age: 62
President, Luxfer Magtech
James Gardella was appointed President of Luxfer Magtech in July 2017. Prior to serving in his current position, he was appointed in 2007 and served as President of our Magnesium Elektron Powder business, which he joined in 1990 as Financial Controller. Mr. Gardella holds a Bachelor of Science degree in Accounting from Villanova University and an M.B.A. in Finance. He is also a Certified Public Accountant.
Graham Wardlow
Age: 51
Managing Director, Luxfer MEL Technologies
Graham Wardlow was appointed Managing Director of Luxfer MEL Technologies in October 2017, following the merger of our MEL Chemicals and Magnesium Elektron Alloys businesses. Mr. Wardlow joined Magnesium Elektron in 1984 and undertook several technical and commercial roles before becoming Managing Director of the Alloys business in 2008 and Divisional Managing Director of MEL Chemicals in May 2017. Mr. Wardlow holds a degree in materials engineering from Imperial College, University of London, as well as an M.B.A. from Keele University.

OTHER EXECUTIVE OFFICERS OF THE REGISTRANT
In addition to the individuals identified as Named Executive Officers, the following individuals served as Executive Officers of Luxfer in 2018.
Chris Barnes
Age: 64
President, Luxfer Graphic Arts
Chris Barnes is the President of Luxfer Graphic Arts. Mr. Barnes joined Magnesium Elektron North America, a Luxfer entity, in 2003. Prior to joining Luxfer, he held several key leadership positions in the graphic arts industry and the manufacturing of magnesium wrought products. He currently is on the Board of the International Magnesium Association. Mr. Barnes earned his Bachelor of Science from Michigan State University and an M.B.A. from Washington University in St. Louis, Missouri.
Mark Chivers
Age: 49
Managing Director of Luxfer Superform
Mark Chivers was appointed Managing Director of Luxfer Superform in April 2018. Mr. Chivers joined Luxfer in 2009 as Operations Director of Superform UK, before moving to California in 2014 to become General Manager of the Riverside facility. Before joining Luxfer, Mr. Chivers held Production and Operations Management and Vice President roles in the castings and tool making industry, particularly servicing the automotive sector. Mr. Chivers holds a BA degree in Business Studies from Wolverhampton University.
Peter Gibbons
Age: 48
Director of Sourcing and IT
Peter Gibbons was appointed Director of Sourcing and IT and became a member of the Executive Leadership Team in July 2017. He joined Luxfer in 2004 as European Financial Controller at Magnesium Elektron, before moving to the corporate office to take up the Group Financial Controller role. He returned to Magnesium Elektron in 2014 as Divisional Finance Director.
Stephen Webster
Age: 47
Corporate Controller
Stephen Webster joined Luxfer as Corporate Controller in September 2016. Before joining Luxfer, Mr. Webster held various Finance leadership roles with global businesses, including those listed on various stock exchanges. Mr. Webster has extensive experience in financial shared services, ERP implementations and external reporting under IFRS and U.S. GAAP. Mr. Webster qualified as a Chartered Accountant with PricewaterhouseCoopers LLP and holds a degree in International Management and Modern Languages from the University of Bath.

OVERVIEW OF COMPENSATION PROGRAM, PHILOSOPHY, AND OBJECTIVES
The Remuneration Committee sets and administers the policies that govern our executive compensation, including:
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establishing and reviewing executive base salaries;

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overseeing our annual incentive compensation plans;

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overseeing our long-term equity-based compensation plan;

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approving all awards under those plans;

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annually evaluating risk considerations associated with our executive compensation programs; and

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annually approving all compensation decisions for the Named Executive Officers included in the Summary Compensation Table below.

The Committee believes that the most effective executive compensation program aligns executive initiatives with shareholders’ economic interests. The Committee seeks to accomplish this by rewarding the achievement of specific annual, longer-term and strategic goals that create lasting shareholder value. The Committee’s specific objectives include:
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motivating and rewarding executives for achieving financial and strategic objectives;

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aligning management and shareholder interests by encouraging employee stock ownership;

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providing rewards commensurate with individual and company performance;

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encouraging growth and innovation; and

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attracting and retaining high caliber executives and key employees.

To balance the objectives described above, our executive compensation program uses the following direct compensation elements:
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base salary;

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non-equity incentive awards;

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long-term incentive stock awards;

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pension or 401(k) contributions;

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employee share purchase plans; and

•
benefits, such as healthcare insurance coverage.

The Remuneration Committee reviews total compensation for Executive Officers and the relative levels of each of these forms of compensation against the Committee’s goals. The mix of total direct compensation for 2018 for our CEO and the average of the other Named Executive Officers is shown in the charts below.
2018 NAMED EXECUTIVE COMPENSATION MIX

2018 COMPANY PERFORMANCE
It is important to understand the performance of Luxfer and of the Named Executive Officers during 2018 to assess the appropriateness and effectiveness of Luxfer’s fiscal 2018 compensation program.
Luxfer’s performance for 2018 was strong. Our renewed and revitalized Executive Team rose to the challenge and delivered growth, productivity and simplification.
In 2018, each of our Executive Team members was compensated as follows:
1.
A base salary that is based on external and internal benchmarks for their role. The base salary is periodically adjusted for inflation and remained fairly stable in 2018;

2.
A variable non-equity incentive plan where 80% of the annual payout is dependent on a well-defined set of annual financial metrics that relate to each business unit or Luxfer’s overall performance. The remaining 20% of the incentive depends on a defined set of individual objectives that will drive longer-term business performance. Given the strong 2018 performance, most Executive Officers earned above target and close to maximum payout for their variable non-equity incentive plan in 2018; and

3.
A stock-based, long-term incentive plan where the majority of the payout is based on Luxfer’s earnings per share and relative total shareholder returns. A minority of the payout is vested over a period of three to four years. Given the strong 2018 growth in adjusted earnings per share and the solid relative share price performance, the LTIP payout to the Executive Officers is expected to be at the high end.

Executive Performance
In addition to contributing towards Luxfer’s financial success by achieving Luxfer financial targets, each of our Named Executive Officers delivered against their individual objectives, which are geared towards ensuring longer-term sustainability of Luxfer’s performance and competitive differentiated value proposition. The following is a summary of each Named Executive Officer’s deliveries against their individual objectives, which contributed to the compensation each Executive earned in 2018.
•
Alok Maskara:   Successfully created long-term growth strategy and delivered on company simplification.

•
Heather Harding:   Successfully delivered on GAAP conversion, while improving internal controls and forecasting.

•
Andrew Butcher:   Simplified multiple joint venture structures, while embarking on a major productivity project.

•
James Gardella:   Integrated and simplified his business unit, while successfully consolidating footprint.

•
Graham Wardlow:   Acquired new customers and accelerated new product launch, while integrating the business unit.

After discussing the performance and compensation of the Chief Executive Officer, Alok Maskara, during the executive session of the January 2019 Board meeting, the Board approved an increase to Mr. Maskara’s salary at the March meeting. The Remuneration Committee received and analyzed benchmark data from Meridian Compensation Partners LLC before recommending the new salary of US$675,000 to the Board. In general, the Board believes that Mr. Maskara is doing an exceptional job as the Chief Executive Officer and is creating significant shareholder value as a result of his visionary leadership.
COMPARATIVE FRAMEWORK
In setting compensation for our Executive Officers, including our Named Executive Officers, the Committee uses competitive compensation data from an annual total compensation study of selected peer companies and other relevant survey sources to inform its decisions about overall compensation opportunities and specific compensation elements. Additionally, the Committee uses multiple reference points when establishing targeted compensation levels. The Committee applies judgment and discretion in establishing targeted pay levels, considering not only competitive market data, but also factors such as company, business unit and individual performance; scope of responsibility; critical needs and skill sets; experience; leadership potential; and succession planning. In setting compensation for 2018, the Committee engaged Meridian Compensation Partners LLC to provide the annual total compensation study of selected peer groups referred to below. The study was conducted using data from the peer group’s 2017 proxy statements and other public sources. All companies in the peer group were:
•
publicly-traded on a major exchange;

•
similar in business size to our business units and global in nature; and

•
engaged in the same or a similar industry to ours

Based on Meridian Compensation Partners LLC’s review and recommendations, as well as the foregoing criteria, the Committee used the companies listed below (the “Comparator Group”) for benchmarking purposes with respect to 2018 compensation:
Timken Steel Corporation	Materion Corporation	Altra Industrial Motion Corporation
Quaker Chemical Corporation	Standex International Corporation	Lydall, Inc.
ESCO Technologies, Inc.	Kadant Inc.	L.B. Foster Company
Ciner Resources LP	Ampco-Pittsburgh Corporation	KMG Chemicals, Inc.
Haynes International, Inc.	The Gorman-Rupp Company	Sun Hydraulics Corporation
Hardinge, Inc.	Trecora Resources	DMC Global, Inc.
Universal Stainless & Alloy Products, Inc.	Synalloy Corporation
The Comparator Group companies had revenues ranging from approximately US$161 million to US$1,077 million with median revenues of approximately US$410 million. Luxfer’s revenue for the year ended December 31, 2018, was US$487.9 million.
2018 COMPENSATION PROGRAM ELEMENTS
For 2018, the primary components of compensation for Named Executive Officers were:
•
base salary;

•
annual non-equity incentive awards;

•
long-term incentive stock awards, consisting of restricted stock;

•
pension or 401(k) contributions;

•
employee share purchase plans; and

•
benefits, such as healthcare insurance coverage.

The Committee reviews total compensation for Executive Officers and the relative levels of each of these forms of compensation against the Committee’s goals to attract, retain, and incentivize talented Executives, as well as the Committee’s goal to align the interests of these Executives with those of our shareholders.
Base Salary
We provide each Named Executive Officer with a fixed base salary. In setting base salaries, the Committee generally references comparable positions at peer companies based on available market data, which include published survey data and proxy statement data for our Comparator Group. The Committee considers compensation at comparable companies as one of many factors in setting base salaries. Differences in base salaries among the Named Executive Officers are determined by the Committee based on numerous factors such as competitive conditions for the Named Executive Officer’s position within the Comparator Group and in the broader employment market, as well as the Named Executive Officer’s level of responsibility, experience, and individual performance.

The Committee undertook its annual review of base salaries for the then-serving Named Executive Officers and other management personnel, in accordance with its normal procedures. Following a market review by Meridian Compensation Partners LLC, the Committee approved an annual merit increase to Alok Maskara’s base salary of 2.5% or from US$600,000 to US$615,000 effective March 1, 2018. Additionally, Mr. Wardlow received a 5% merit increase to his base salary effective July 1, 2018. This increase was not retroactively applied, which is why Mr. Wardlow’s salary is shown as US$238,892 in the Summary Compensation table below. The other Named Executive Officers’ base salaries were not changed in 2018.
In connection with Ms. Harding’s commencement of employment on January 1, 2018, the Committee set her base salary at US$325,000, based on a wide range of factors, including a market review, prior compensation level, and arm’s length negotiations with Ms. Harding.
Non-Equity Incentive Compensation
The goal of Luxfer’s Non-Equity Incentive Compensation Program is to retain, motivate, and incentivize high caliber individuals and promote the achievement of key financial and strategic goals and targets of Luxfer by:
•
providing above-market award opportunities for superior performance;

•
placing a greater emphasis on combined company-wide and business unit results;

•
recognizing as appropriate individual and non-financial factors that contribute to Luxfer’s overall success; and

•
emphasizing teamwork and collaboration across all business units.

To achieve these objectives, target non-equity incentive awards are tied to results that consist of financial and individual performance metrics. The Committee determines a percentage of each then-serving Named Executive Officer’s base salary as a targeted level of incentive opportunity based on the Committee’s review of Meridian Compensation Partners LLC’s recommendations, relevant survey data, and, in the case of Named Executive Officers other than the Chief Executive Officer, the recommendations of the Chief Executive Officer.
The Committee generally sets each executive’s target incentive opportunity as a percentage of base salary with reference to the Comparator Group’s median target payouts.
The actual annual incentive opportunity set by the Committee for each Named Executive Officer varies depending on a wide range of factors, including competitive conditions for the Named Executive Officer’s position within the Comparator Group and in the broader employment market, as well as the Named Executive Officer’s performance, level of responsibility, and experience.
An Executive Officer’s base salary multiplied by the annual incentive opportunity percentage establishes the target annual incentive for which the Executive Officer is eligible. The Committee determined annual incentive targets in 2018 for all Named Executive Officers. These annual incentive targets and the annual incentive awarded (as a percentage of salary and a dollar amount), based on actual base salary paid during 2018, were as follows:
	Incentive Budget as a % of Salary	Budget (US$)	Max (US$) Non-Equity Incentive Compensation	2018 Annual Payout (US$)
Alok Maskara	100%	US$615,000	US$1,230,000	US$1,230,000
Heather Harding	60%	US$195,000	US$390,000	US$390,000
Andrew Butcher	40%	US$142,871	US$285,743	US$274,313
James Gardella	40%	US$107,531	US$215,062	US$173,125
Graham Wardlow	40%	US$95,557	US$191,114	US$183,176
In determining the Non-Equity Incentive Compensation for the Chief Executive Officer (Mr. Maskara) and the Chief Financial Officer (Ms. Harding), the Remuneration Committee considered the following three performance measures: Cash Conversion, Management EBITA (earnings before interest, taxation and amortization), and Individual Objectives as determined by performance against key metrics aligned with shareholder expectations.

For purposes of this calculation, Management EBITA is defined as operating income adjusted for equity income/(loss) of unconsolidated affiliates, qualifying restructuring charges, impairment charges, acquisition-related charges/credits, amortization of finance costs, the unwind of deferred consideration, amortization of acquired intangibles and share based compensation charges.
Additionally, Cash Conversion is defined as the ratio of Management EBITA to adjusted operating cash flow. Adjusted operating cash flow is reconciled from Management EBITA by adding back depreciation, loss/(gain) on disposal of property, plant and equipment, changes in assets and liabilities, net of effects of business acquisitions, non-restructuring capital expenditures, equity income of unconsolidated affiliates and UK pension deficit funding contributions.3
In December, the Remuneration Committee reviews and sets the Management EBITA targets for the following year. There are two methods in determining the Threshold. If the actual EBITA exceeds the Maximum set for the current year, then the Threshold for the following year is set at an amount slightly higher than the Maximum set for the current year. If the actual EBITA is at or below the Maximum set for the current year, then the Threshold for the following year is set at or slightly higher than the current year’s actual EBITA amount. Please refer to the chart on Page 37 for 2018’s Threshold, Budget and Max for the CEO and CFO, as well as the Other Named Executive Officers.
For Mr. Maskara, the Individual Objectives identified were:
•
Investor relations strategy;

•
Organic growth strategy;

•
Capital structure and allocation strategy; and

•
Mergers and acquisition strategy.

For Ms. Harding, the Individual Objectives identified were:
•
Corporate cost reduction;

•
Working capital management and cash generation;

•
Pension strategy; and

•
SOX and internal audit.

3
Management EBITDA, Cash Conversion and adjusted operating cash flow are non-GAAP measures. For a reconciliation and explanation of these non-GAAP measures, see Appendix A.

The performance measures that applied to our Chief Executive Officer and our Chief Financial Officer, as well as the weight assigned to each performance measure and the corresponding payout levels, were as follows:
Cash Conversion	CEO Payout Factor as a % of Base Salary	CFO Payout Factor as a % of Base Salary
Threshold =80%	20%	12%
Budget =90%	40%	24%
Max =100%	80%	48%
Management EBITA (Group)
Threshold = US$43.0 million	20%	12%
Budget = US$46.4 million	40%	24%
Max = US$51.0 million	80%	48%
Individual Objectives
Threshold	0%	0%
Budget	20%	12%
Max	40%	24%
While the preceding paragraphs describe the processes and philosophies used by the Committee and Board for setting overall Luxfer targets for financial performance measures, substantially the same processes and philosophies are used in setting targets for the business unit performance measures.
For the 2018 Non-Equity Incentive Compensation for the other Named Executive Officers (Mr. Butcher, Mr. Gardella, and Mr. Wardlow), the Committee considered, based on recommendations of the Chief Executive Officer, the following three performance measures of the other Named Executive Officer’s business unit: Cash Conversion, Management EBITA, and Individual Objectives as determined by performance against established Balanced Scorecard Metrics (as further described below).
The Threshold Cash Conversion for all business units was set at 85%, the Budget Cash Conversion for all business units was set at 100%, and the Maximum Cash Conversion for all business units was set at 115%.
The Balanced Scorecard Metrics for 2018 were established as follows:
•
Customer First Scorecard (net promoter score, sales pipeline as a percent of revenue, and new product introduction (“NPI”) sales as a percent of sales revenue)

•
Operations Scorecard (quality, delivery, cost, and cash)

•
Employee Personal Development (voluntary turnover, employee development processes, and development plans implemented)

Cash Conversion	Payout Factor as a % of Base Salary
Threshold =85%	8%
Budget =100%	16%
Max =115%	32%
Management EBITA (Business Unit)
Threshold	8%
Budget	16%
Max	32%
Balanced Scorecard Objectives
Threshold	0%
Budget	8%
Max	16%

Long-Term Incentive Compensation
The goal of Luxfer’s Long-Term Umbrella Incentive Plan (“LTIP”) is to align rewards for Executives with returns to shareholders through personal financial investment. In addition, the program is designed to attract and retain high quality Executives in an environment where compensation levels are based on a global market. Under the LTIP, the Committee has the discretion to use a range of performance targets. Performance targets for performance awards will be those deemed appropriate by the Remuneration Committee to support Luxfer’s long-term strategy set at the time of grant. For recent awards, the Committee has used the following in various combinations: time-based (three-year vesting), earnings per share and total shareholder return.
The LTIP provides the Remuneration Committee the discretion to grant time-based, market value, or performance-based awards in the form of Restricted Stock Units (“RSUs”). RSUs are designed to strengthen the alignment of Executives with shareholders, motivate shareholder value creation, and maximize the value of Luxfer. Discretion over what type or combination of types of award to be made will be exercised by the Committee based on what they consider to be the market norms in the U.S. and U.K. as well as the circumstances in which the award is made. Awards are made and satisfied using existing treasury shares or through the issue of new shares. Participants are required to pay at a minimum the nominal cost of an ordinary share.
In 2018, the Remuneration Committee awarded long-term incentive compensation under the LTIP. As it does each year, the Remuneration Committee referenced benchmark data (including compensation surveys, Comparator Group information and other data provided by Meridian Compensation Partners LLC) in setting target dollar award levels for each Named Executive Officer. For each Named Executive Officer’s award available at Target level, 40% of this award was granted in March 2018 in the form of time-based RSUs or time-based options, vesting evenly on the first three anniversaries of the award beginning on the grant date. The remaining 60% of the target award allocation was split as follows: 24% of the award available based on the delivery of a certain adjusted diluted EPS Target for the year ending December 31, 2018, and 36% of the award available on the delivery of certain total shareholder return Targets. The total shareholder return target consists of a ranking of Luxfer performance against a peer group of twenty companies for the last ninety days of the year ended December 31, 2017, against the last ninety days of the year ending December 31, 2020. Based on the relative level of shareholder return achieved, awards in relation to total shareholder return would vest the following year in March 2021.
For both performance elements of these awards, the Named Executive Officers can achieve a Threshold, Budget or Maximum number of awards, based on delivery of financial performance, during the relevant measurement period. Maximum award potential is capped at a certain percentage of each Named Executive Officers salary, based on the share price at the award communication date.
The table below summarizes the total Target award made available to each of the Named Executive Officers in March 2018, which was approved by the Remuneration Committee:
Named Executive Officer	# Time Based Awards (3 Year Vesting @33% per year) 40% award allocation(1)	# EPS Awards (Vesting on 2nd and 3rd Year) 24% award allocation	# TSR Awards (Vesting on Year 3) 36% award allocation	Total Target Award
Alok Maskara	26,400	15,840	23,760	66,000
Heather Harding	7,200	4,320	6,480	18,000
Andrew Butcher	6,405	3,840	5,760	16,005
James Gardella	4,800	2,880	4,320	12,000
Graham Wardlow	4,410	2,640	3,960	11,010

(1)
The 40% time-based award allocation for Andrew Butcher and Graham Wardlow was rounded-up by five shares and ten shares, respectively, to enable these awards to vest in equal amounts on each of the three-year anniversaries of these awards.

The adjusted diluted EPS Threshold for the following year is set based upon the forecasted EPS in December of the prior year. The adjusted diluted EPS Budget and Max amounts for the following year are set based on a calculation that considers the EBITA Budget and Max amounts, target tax rate, target interest expenses, etcetera. The adjusted diluted EPS metric for target performance for the year ending December 31, 2018, was set in the range of US$1.10 – US$1.25 per share. Earnings per share performance share units are also subject to a service-based vesting requirement with 50% of the earned units vesting on the second anniversary of the grant date and 50% on the third anniversary of the grant date. The total shareholder return target performance award achievement varies based on Luxfer TSR being between the 25th to 75th percentile at the end of the measurement period. Total shareholder return from restricted stock is also subject to a service and vesting requirement with 100% of the earned units vesting on the third anniversary of the grant date.
Benefits
Medical and Dental Benefits
Employee benefits such as medical, dental, life insurance and disability coverage are available to all full-time U.S.-based participants through our active employee plans. In addition to these benefits for active employees, we provide post-retirement medical, dental and life insurance coverage to certain retirees in accordance with the legacy company plans that applied at the time the employees were hired. We provide up to three times annual salary (up to a maximum of US$1,000,000) in life insurance, and up to US$6,000 per month in long-term disability coverage. The value of these benefits is not required to be included in the Summary Compensation Table since they are made available to all full-time U.S. salaried employees.
401(k) Savings Program
All our Named Executive Officers who are based in the U.S. are eligible to participate in the Luxfer 401(k) Plan in the same manner as all U.S. employees. Participants are eligible for a 100% match on 6% of eligible pay saved, subject to IRS-qualified plan compensation limits and highly compensated threshold limits. Eligible employees may not receive 401(k) benefits in excess of these limits.
Other Retirement Benefits
For those Named Executive Officers based in the U.K., such employees are eligible to participate in the defined contribution pension scheme and may have participated in the Luxfer Group Pension and Supplementary Pension Plans in the past, which have now been frozen. These pension plans are further described below under “2018 Pension Benefits.” The Chief Executive Officer is paid the equivalent of 25% his base salary, as a salary supplement in lieu of contributions into Company pension plans — an element of this funding currently being paid into the U.S. 401(k) savings program for Alok Maskara.
Other Paid Time Off Benefits
We also provide vacation and other paid holidays to all employees, including the Named Executive Officers, which we have determined to be comparable to those provided at other similar companies.
Clawback Provisions
If, during the preparation of the current year’s financial results, a material misstatement of the previous year’s results is discovered, a clawback of the non-equity incentive compensation and long-term incentive awards granted with respect to the misstated element of the previous financial results applies to all employees, including our Executive Officers. The Remuneration Committee has discretion to apply the policy to recover and recoup incentive compensation in such situations involving a material misstatement of financial results.
Compensation-Related Risk
During 2018, Luxfer conducted a review of Luxfer’s compensation plans and practices with respect to risk and reviewed the assessment with the Remuneration Committee. To aid in this review, Luxfer engaged Meridian Compensation Partners LLC, a human resource consulting firm, to identify risk aggravators and mitigating factors, particularly in the incentive plans offered to management personnel, and opine whether such factors are reasonably likely to incent employees to take risks that could have a material adverse effect on Luxfer. In considering Meridian’s analysis and its own discussions with the Remuneration Committee,

Luxfer concluded that its compensation plans, and practices are not reasonably likely to have a material adverse effect on Luxfer. The reasons for concluding that Luxfer’s compensation plans and practices do not create material risk for Luxfer include that Luxfer (i) implements risk mitigation mechanisms; specifically, it utilizes short (one-year) performance periods, measures performance at large corporate levels, considers discretionary individual performance factors, and utilizes the Remuneration Committee to administer awards to officers and employees; (ii) sufficiently monitors the appropriateness of the compensation and benefit plans that are available to Luxfer Executives; and (iii) leverages the expertise of third party service providers, such as Meridian Compensation Partners, where necessary to ensure that Luxfer’s compensation and deferred compensation programs are appropriate when compared to market.
Termination and Change in Control
Mr. Maskara and Ms. Harding are party to Employment Agreements with Luxfer Holdings PLC. Each Employment Agreement contains provisions regarding the termination of each Executive’s employment and related severance obligations. Employment Agreements were historically issued to Executives at a certain level, and other than the case of the CEO and the CFO who each entered into Employment Agreements at the time of hire, Luxfer’s current practice is not to enter into employment agreements unless required by law.
If Luxfer terminates an Executive who is party to an Employment Agreement for “Cause” or if the Executive resigns without “Good Reason” (as each term is defined in the Employment Agreement), Luxfer will pay the Executive all accrued and unpaid base salary and any accrued and unpaid benefits through the date of termination, after which Luxfer will have no further obligation under the Employment Agreement to the Executive, unless specified by further agreement. If the employment of the Executive who is party to an Employment Agreement terminates due to his or her death or “Disability” (as defined in the Employment Agreement), the Executive or his or her estate will receive all accrued and unpaid base salary and any accrued and unpaid benefits through the date of death or disability, after which all right to benefits will terminate and Luxfer will have no further obligation under the Employment Agreement to the Executive.
If the employment of the Executive who is party to an Employment Agreement is terminated for any reason other than death, Disability, or Cause, the Executive will be entitled to (i) cash severance payments equal to 12 months of the Executive’s annual base salary at the time of termination, (ii) cash payment equivalent to the Executive’s annual non-equity incentive compensation at Budget, and (iii) immediate vesting of any unvested and outstanding time based restricted stock. Performance based awards will be treated in accordance with the Remuneration Policy and the rules of the Long-Term Umbrella Incentive Compensation Plan. The foregoing severance benefits are subject to the Executive entering into and not revoking a release of claims in favor of Luxfer and its affiliated entities.
Upon a “Change in Control” of Luxfer (as defined in the Executive’s Employment Agreements), the severance payment shall be calculated at two times the highest basic annual salary of the Executive. Outstanding, but unvested time-based long-term incentive awards shall vest immediately, while performance-based awards and non-equity incentive compensation will be treated in accordance with the Remuneration Policy and the rules of the Long-Term Incentive Compensation Plan. Luxfer will have no further obligation under the Employment Agreement to the Executive.
The table below summarizes the total payout to each of the Named Executive Officers in the event of a termination for reasons other than Death, Disability or Cause, as well as if termination follows a Change in Control.
	Termination for Reasons other than Death, Disability or Cause			Termination following Change in Control
Name and Principal Position	Severance Payment	Outstanding or Unvested Time Based Awards	Total Payout	Severance Payment	Outstanding or Unvested Time Based Awards	Total Payout
Alok Maskara Chief Executive Officer	US$1,230,000	US$2,547,650	US$3,777,650	US$1,845,000	US$2,547,650	US$4,394,650
Heather Harding Chief Financial Officer	US$520,000	US$479,118	US$999,118	US$845,000	US$479,118	US$1,324,118

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The table below summarizes the total compensation paid to or earned by each of the Named Executive Officers for the years ended December 31, 2018, 2017 and 2016.
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary (US$)	Annual Bonus (US$)(1)	Annual LTIP Stock Awards (US$)(2)	Option Awards (US$)	Non-Equity Incentive Plan Compensation (US$)(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings (US$)	All Other Compensation (US$)(4)	Total Compensation (US$)
Alok Maskara(5) Chief Executive Officer	2018	615,000	—	860,870	—	1,230,000	—	193,750	2,899,620
	2017	365,826	—	3,530,787	—	530,448	—	120,405	4,547,466
Heather Harding Chief Financial Officer	2018	325,000	90,000	1,092,981	—	390,000	—	16,500	1,914,481
Andrew Butcher President Gas Cylinders	2018	357,179	—	208,776	—	274,313	—	34,548	874,816
	2017	354,539	—	327,831	—	199,818	—	34,764	916,952
	2016	348,450	—	363,856	—	14,519	—	34,671	761,496
James Gardella President Mag Tech	2018	268,828	—	156,522	—	173,125	—	31,932	630,407
	2017	268,828	—	210,748	—	168,018	—	29,888	677,482
	2016	268,828	—	192,844	—	—	—	27,801	489,473
Graham Wardlow(6) President MEL Technologies	2018	238,892	—	143,638	—	183,176	—	76,205	641,911
	2017	208,831	—	291,649	—	115,057	—	75,699	691,236
	2016	174,353	—	123,711	—	17,436	—	58,544	374,044

(1)
The amount represented in column (d) represents a signing bonus for Ms. Harding, who joined Luxfer on January 1, 2018. The Annual Bonus was offered to offset the loss of the non-equity incentive plan payment at her previous employer.

(2)
The amounts in column (e) represent the aggregate grant date fair value, computed in accordance with ASC 718, of restricted stock units or options granted during each year under the LTIP.

(3)
The amounts in column (g) with respect to 2018 reflect cash awards to the named individuals pursuant to cash awards under the Luxfer Holdings Senior Leadership Bonus Plan in 2018, with final payouts approved by the Committee at its March 2019 meeting and paid shortly thereafter.

(4)
The table below shows the components of column (i) for 2018, which include perquisites, auto allowances, other personal benefits, Luxfer contributions under the 401(k) Plan, the U.S. Employee Stock Purchase Plan (the “ESPP”) and U.K. Share Incentive Plan (the “SIP”):

	(A)	(B)	(C)	(D)	(E)	(F)
Name	Executive Perquisites Package (US$)	Auto Allowance (US$)	Other Perquisites and Personal Benefits (US$)	Contributions Under a Defined Contribution Plan (US$)(d)	Contributions Under the ESPP or SIP (US$)	Total All Other Compensation (US$)
Alok Maskara	40,000(a)	—	137,250(b)	16,500	—	193,750
Heather Harding	—	—	—	16,500	—	16,500
Andrew Butcher	—	13,800	3,383	16,500	865	34,548
Jim Gardella	—	9,600	—	16,500	5,832	31,932
Graham Wardlow	—	18,379	56,633(c)	—	1,193	76,205

(a)
As Chief Executive Officer, Mr. Maskara is given a paid allowance to cover personal automotive costs and other perquisites. This amount per his employment agreement is US$40,000 per annum and is included in column (A).

(b)
The amount shown in column (C) for Mr. Maskara reflects that in accordance with his employment agreement, he is eligible to receive cash payments to offset the loss of a Supplemental Executive Retirement Plan that he had with his previous employer. This amount represents 25% of Mr. Maskara’s salary for 2018, less the amount of Luxfer contributions of US$16,500 paid into Mr. Makara’s 401(k) plan.

(c)
Mr. Wardlow is eligible for an annual compensation adjustment to account for being at the maximum lifetime contribution for the U.K. pension contributions. For 2018, this compensation adjustment was valued at the equivalent of US$56,633 at an exchange rate of  £1: US$1.3318 and is included in column (C).

(d)
The amounts shown in column (D) for each Named Executive Officer reflects amounts contributed by Luxfer into individual 401(k) pension plans.

(5)
Mr. Maskara joined Luxfer as a Director on May 23, 2017 and was appointed Chief Executive Officer with effect from July 1, 2017, following the retirement of the then-current Chief Executive Officer. His compensation in 2017 reflects his period of employment from May 23, 2017.

(6)
Mr. Wardlow is employed in the United Kingdom and is paid in GBP sterling. His compensation has been translated into U.S. Dollars at the following average exchange rates for each of the years: 2016: £1: US$1.3444, 2017: £1: US$1.3018 and 2018: £1: US$1.3318.

GRANTS OF PLAN-BASED AWARDS IN 2018 (1)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
Name	Grant Date	Remuneration Committee Approval Date	Threshold (US$)	Target (US$)	Maximum (US$)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units(#)(4)(a)	All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards (US$/Sh)(6)	Grant Date Fair Value of Stock and Option Awards (US$)(7)
Alok Maskara
	March 26, 2018	March 13, 2018				7,920	15,840	31,680			0.64	248,193
	March 26, 2018	March 13, 2018				11,880	23,760	35,640			0.64	190,141
	March 26, 2018	March 13, 2018							26,400		0.64	422,535
			307,500	615,000	1,230,000
Heather Harding
	January 1, 2018	December 5, 2017							30,000(b)		0.64	482,420
	January 1, 2018	December 5, 2017							21,000(c)		0.64	375,788
	March 26, 2018	March 13, 2018				2,160	4,320	8,640			0.64	67,689
	March 26, 2018	March 13, 2018				3,240	6.480	9,720			0.64	51,857
	March 26, 2018	March 13, 2018							7,200		0.64	115,237
			97,500	195,000	390,000
Andrew Butcher
	March 26, 2018	March 13, 2018				1,920	3,840	7,680			0.64	60,168
	March 26, 2018	March 13, 2018				2,880	5,760	8,640			0.64	46,095
	March 26, 2018	March 13, 2018							6,405		0.64	102,513
			71,436	142,872	285,743
James Gardella
	March 26, 2018	March 13, 2018				1,440	2,880	5,760			0.64	45,126
	March 26, 2018	March 13, 2018				2,160	4,320	6,480			0.64	34,571
	March 26, 2018	March 13, 2018							4,800		0.64	76,825
			53,766	107,531	215,062
Graham Wardlow
	March 26, 2018	March 13, 2018				1,320	2,640	5,280			0.64	41,366
	March 26, 2018	March 13, 2018				1,980	3,960	5,940			0.64	31,690
	March 26, 2018	March 13, 2018								4,410	0.64	70,583
			47,779	95,557	191,114

(1)
The Remuneration Committee’s practices for granting restricted stock units and options, including the timing of grants and approvals thereof, are described under “Executive Compensation Discussion and Analysis — Long-Term Incentive Compensation.”

(2)
The amounts shown in column (d) reflect the total of the Threshold payment levels for each element under our Non-Equity Incentive Compensation Plan. This amount is 50% of the target amounts shown in column (e). The amounts shown in column (f) are 200% of such target amounts for each individual. These amounts are based on the individual’s current annual base salary as in effect on December 1, 2017.

(3)
The amounts shown in column (g), (h), and (i) reflect the total of the Threshold, Target, and Maximum payment levels for the awards of performance related restricted stock units granted in 2018 to each Named Executive Officer. Performance related restricted stock units were granted with two different metrics; adjusted diluted earnings per share and total shareholder return as described under “Executive Compensation Discussion and Analysis — Long-Term Incentive Compensation.” Of the performance-based awards granted on March 26, 2018, 40% of this award allocation related to certain adjusted diluted earnings per share targets and 60% related to certain total shareholder return targets. The amounts shown in column (g) reflect the total number of awards for the Threshold award levels for each of the individuals. These amounts are 50% of the Target number of awards shown in column (h) for both performance metrics. The award amounts shown in column (i) are 200% of Target for the awards granted under adjusted diluted earnings per share and 150% of Target for the awards granted under total shareholder return. The award amounts available were based on the individual’s annual base salary at the time of Remuneration Committee approval in March 2018. The adjusted diluted EPS awards for target performance for the year ending December 31, 2018 ranged from: US$1.10 earnings per share for a Threshold award payout to US$1.25 earnings per share for a Maximum award payout. The total shareholder return awards for target performance range from: 25th percentile for a Threshold award payout to 75th percentile or higher for a Maximum award payout. Vesting conditions and measurement periods are further described under “Executive Compensation Discussion and Analysis — Long-Term Incentive Compensation.”
(4)(a)
With the exception on items 4(b) and 4(c) below, all other award amounts in column (j) reflect the 40% element of the target time-based awards made in relation to 2018 as further described in “Executive Compensation Discussion and Analysis — Long-Term Incentive Compensation.”

(4)(b)
Ms. Harding was granted a new employee grant opportunity of 30,000 restricted stock units, which vest based on the achievement of certain adjusted diluted EPS performance targets. The lower target must be achieved by the measurement date at the end of 2020 and will result in the vesting of 5,000 shares. The mid-point target must be achieved by the measurement date at the end of 2022 and will result in the vesting of a further 10,000 shares. The top target must be achieved by the measurement date at the end of 2024 and will result in the vesting of a further 15,000 shares.

(4)(c)
On the commencement of her employment, Ms. Harding was granted a new employee award opportunity of 21,000 restricted stock units, which vest in equal amounts over three years from the anniversary of grant date. These restricted stock units were granted to offset a loss of long-term equity from her previous employer.

(5)
Mr. Wardlow is employed in the U.K. and received time-based stock options as part of his 40% time-based award entitlement for 2018 as shown in column (k). These awards vest equally over a three-year period from the anniversary of grant date at option cost per share equivalent to the nominal value as detailed in footnote (6) below.

(6)
The issue price of  £0.50 each share has been translated using the December 31, 2018 closing exchange rate of  £1: US$1.2736 and is therefore stated in column (l) at US$0.64.

(7)
The amounts shown in column (m) reflect the grant date fair value of the awards of restricted stock units, performance share units and stock options computed in accordance with ASC 718.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2018
	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Un-exercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price (US$)(1)	Option expiration date	Number of shares of stock or units that have not been vested (#)(2)	Market value of shares of stock or units that have not vested (US$)(3)	Equity incentive plan awards: Number of unearned shares that have not vested (#)(4)	Equity incentive plan awards: Market or payout value of unearned shares that have not vested (US$)(5)
Alok Maskara						301,630	5,124,694
								35,640	605,524
Heather Harding						66,840	1,135,612
								9,720	165,143
Andrew Butcher						38,585	655,559
								8,640	146,794
	12,200	—		10.00	October 1, 2019
James Gardella						26,020	442,080
								6,480	110,095
	28,800	—		10.00	October 1, 2019
Graham Wardlow	2,800	—		0.64	June 6, 2020
	1,440	720		0.64	March 21, 2021
	1,400	2,800		0.64	March 21, 2022
	2,000	4,000		0.64	March 22, 2022
	—	12,000		0.64	March 22, 2023
	—	4,410		0.64	March 26, 2023
	—	5,280		0.64	March 26, 2024
			5,940	0.64	March 26, 2024

(1)
Except for the stock option grants with an exercise price of US$10.00 per share, the stock option grants set out in this table have an exercise price of  £0.50 per share, or US$0.64 per share translated at the December 31, 2018, exchange rate of £1: US$1.2736.

(2)
The grant dates of the restricted stock unit awards were as follows:

Name	Grant Date	Number of Restricted Stock Units
Alok Maskara	August 23, 2017	30,000(a)
	August 23, 2017	45,000(b)
	August 23, 2017	120,000(c)
	March 23, 2018	48,550(d)
	March 26, 2018	26,400(e)
	March 26, 2018	31,680(f)
Heather Harding	January 1, 2018	21,000(g)
	January 1, 2018	30,000(h)
	March 26, 2018	7,200(e)
	March 26, 2018	8,640(f)
Andrew Butcher	March 21, 2016	2,100(i)
	March 22, 2017	5,600(i)
	March 23, 2018	16,800(d)
	March 26, 2018	6,405(e)
	March 26, 2018	7,680(f)
James Gardella	March 21, 2016	1,060(i)
	March 22, 2017	3,600(i)
	March 23, 2018	10,800(d)
	March 26, 2018	4,800(e)
	March 26, 2018	5,760(f)

(a)
The Remuneration Committee determined that on appointment, Mr. Alok Maskara, as the new Chief Executive Officer should acquire a minimum quantity of 22,500 shares within twelve months of appointment. Upon the Chief Executive Officer acquiring the shares, Luxfer matched the purchase by granting an award of 45,000 nominal cost restricted stock units, to vest over three years commencing on June 13, 2018.

(b)
Upon Mr. Maskara’s appointment as new Chief Executive Officer, the Remuneration Committee determined to make a one-off share award to him, outside the terms of the Long-Term Incentive Plan, of 60,000 time-based nominal cost restricted stock units, to vest over four years commencing on May 23, 2018.

(c)
Upon his appointment, performance-Based Awards were made to the new Chief Executive Officer, Mr. Alok Maskara, that would vest upon achievement of attaining a specified adjusted diluted EPS target at each annual measurement date. Three levels of targets have been set:

•
The lower target must be achieved by the measurement date at the end of 2020 and will result in the vesting of 30,000 shares.

•
The mid-point target must be achieved by the measurement date at the end of 2022 and will result in the vesting of a further 40,000 shares.

•
The top target must be achieved by the measurement date at the end of 2024 and will result in the vesting of a further 50,000 shares.

If the targets are not achieved by the appropriate measurement date, the associated awards will lapse. For the Restricted Stock Units to vest following the achievement of the target, the Return on Capital Employed of Luxfer must equal or exceed 10% after tax in the calendar year for which the EPS achievement is measured. Any award grants are subject to “holding period” and “clawback” provisions. The Board has concluded that the targets set are commercially sensitive and should not be disclosed.
Based on the financial performance of Luxfer for the year ended December 31, 2018, and an adjusted diluted EPS of US$1.69 per share being achieved, 100% of the performance criteria associated with the 120,000 performance-based awards has been achieved. As a result, the Remuneration Committee approved the full vesting of the 120,000 performance-based awards and issue of shares underlying the awards effective March 14, 2019.
(d)
These awards were made on attainment of 2017 EPS performance goals and include “holding period” and “clawback” provisions. Time-based restricted stock units accumulate additional restricted stock units when the Company pays a dividend. Shares underlying the total amount of restricted stock units are then issued when the restricted stock units vest. The award will vest evenly in three equal amounts on the first three anniversaries of the grant date.

(e)
These awards were granted on March 26, 2018 and include “holding period” and “clawback” provisions. These awards represent the 40% of the time element of the target award allotted for 2018 as shown in the “Grants of Plan-Based Awards in 2018” table on page 43. Time-based restricted stock units accumulate additional restricted stock units when the Company pays a dividend. Shares underlying the total amount of restricted stock units are then issued when the restricted stock units vest.

(f)
These awards were granted on March 26, 2018 and include “holding period” and “clawback” provisions. These awards represent the adjusted-diluted EPS performance element of the award allotted for 2018 as shown in the “Grants of Plan-Based Awards in 2018” table on page 43. Based on the financial performance of Luxfer for the year ended December 31, 2018 and an adjusted diluted EPS of US$1.69 per share being achieved, the maximum level of awards associated with this performance criteria have been achieved. As a result, these performance-based awards will vest in equal amounts on March 26, 2020, and March 26, 2021.

(g)
On her appointment, the Remuneration Committee determined to make a one-off share award to Ms. Heading Harding as new Chief Financial Officer of 21,000 time-based nominal cost restricted stock units, to vest over three years commencing on January 31, 2019.

(h)
Upon her appointment, performance-Based Awards were made to the new Chief Financial Officer, Ms. Heather Harding that would vest upon achievement of attaining a specified adjusted diluted EPS target at each annual measurement date. Three levels of targets have been set:

•
The lower target must be achieved by the measurement date at the end of 2020 and will result in the vesting of 5,000 shares.

•
The mid-point target must be achieved by the measurement date at the end of 2022 and will result in the vesting of a further 10,000 shares.

•
The top target must be achieved by the measurement date at the end of 2024 and will result in the vesting of a further 15,000 shares.

If the targets are not achieved by the appropriate measurement date, the associated awards will lapse. For the Restricted Stock Units to vest following the achievement of the target, the Return on Capital Employed of Luxfer must equal or exceed 10% after tax in the calendar year for which the EPS achievement is measured. Any award grants are subject to “holding period” and “clawback” provisions. The Board has concluded that the targets set are commercially sensitive and should not be disclosed.
Based on the financial performance of Luxfer for the year ended December 31, 2018, and an adjusted diluted EPS of US$1.69 per share being achieved, 100% of the performance criteria associated with the 30,000 performance-based awards has been achieved. As a result, the Remuneration Committee approved the full vesting of the 30,000 performance-based awards and issue of shares underlying the awards effective March 14, 2019.
(i)
One-third of these restricted stock units vest on each of the first, second and third anniversaries of the grant date.

(3)
The amounts in this column were calculated by multiplying the closing market price of our ordinary shares on the last trading day of our most recently completed fiscal year of US$17.63, less the nominal option cost of  £0.50 per share (translated at the year-end rate of  £1: US$1.2736), by the number of unvested restricted stock units.

(4)
The number of the performance share units shown in this column reflects the maximum performance level for the 2018 awards, in accordance with SEC regulations, given that both Threshold and Target performance measures have been exceeded at December 31, 2018 for the total shareholder return metric. The measurement period continues until December 31, 2020.

Name	Vesting Date	Number of Performance Share Units or Options(a)
Alok Maskara	March 26, 2021	35,640
Heather Harding	March 26, 2021	9,720
Andrew Butcher	March 26, 2021	8,640
James Gardella	March 26, 2021	6,480
Graham Wardlow	March 26, 2021	5,940

(a)
As Mr. Graham Wardlow is a U.K.-based employee, he receives awards in the form of time-based stock options, which expire on two years following the vesting date. All other Named Executive Officers receive awards in the form of restricted stock units.

2018 OPTION EXERCISES AND STOCK VESTED TABLE
The following table shows a summary of the stock options exercised by the Named Executive Officers in 2018 and the restricted stock or restricted stock units vested for the Named Executive Officers during 2018.
	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise (US$)(1)	Number of shares acquired on vesting (#)	Value realized on vesting (US$)(2)
Alok Maskara	—	—	19,480	349,567
Heather Harding	—	—	—	—
Andrew Butcher	6,720	143,582	3,214	43,765
James Gardella	—	—	1,879	25,489
Graham Wardlow	6,700	151,018	—	—

(1)
Reflects the amount of the shares acquired on exercise at the share price on the date of exercise. The number of shares acquired is after the forfeiture of shares to cover option cost and taxes due. The exercise of options in the table above related to the IPO Stock Options with an option cost of US$10.00 per share. These options did not attract accrued dividend shares upon vesting.

(2)
Reflects the amount of the shares acquired on vesting of the restricted stock units at the share price on the date of vesting. The number of shares acquired is after the forfeiture of shares to cover option cost and taxes due. In addition, restricted stock units carry with them the right to receive accumulated dividends during the period of the award, in shares. The dividends are not credited until the award vests. The value realized on vesting includes the vesting of the required portion of these dividend shares.

2018 PENSION BENEFITS
Luxfer’s pension plans, The Luxfer Group Pension Plan and the Luxfer Group Supplementary Pension Plan (“Salaried Pension Plans”), are frozen. Participants in the Salaried Pension Plans no longer earn additional credited service and changes in salary for a participant are not considered in determining pension benefits. The Salaried Pension Plans were frozen consistent with contemporary benefit practices.
The Named Executive Officers who were employed by Luxfer on or before December 31, 2016, participate on the same basis as other salaried employees in the noncontributory Salaried Pension Plan. Mr. Maskara and Ms. Harding do not participate in the Salaried Pension Plan because they joined Luxfer after December 31, 2016.
The table below lists the number of years of credited service and present value of accumulated pension benefits as of December 31, 2018, for each of the Named Executive Officers under the frozen Salaried Pension Plan. The disclosed amounts are actuarial estimates only and do not necessarily reflect the actual amounts that will be paid to the Named Executive Officers, which will only be known at the time that they become eligible for payment.
Name	Plan name	Number of years credited service (#)	Present value of accumulated benefit ($)(1)	Payments during last fiscal year ($)
Graham Wardlow	Luxfer Group Pension Plan	31	US$1,132,030	US$0.00
	Luxfer Group Supplementary Pension Plan	1	US$ 37,290	US$0.00
Andrew Butcher	Luxfer Group Pension Plan	22	US$1,013,500	US$0.00
	Luxfer Group Supplementary Pension Plan	1	US$ 19,977	US$0.00

(1)
The present value of accumulated benefit is a United Kingdom benefit and is paid in GBP sterling. The amounts have been translated into U.S. dollars at the following exchange rate as of December 31, 2018, £1: US$1.3318.

CEO PAY RATIO
Identification of Median Employee
As required by Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the median annual total compensation of our employees and the annual total compensation of Mr. Maskara, our Chief Executive Officer, for the year ended December 31, 2018. On November 1, 2018, Luxfer had 1,565 employees worldwide.
Under the 5% de minimus exception established by the SEC, the countries and applicable number of employees that were excluded are as follows:
Country Name	Headcount
Australia	4
China	14
From the remaining 1,547 employees, we determined the median individual based on estimated target total cash. We then obtained actual total cash compensation recorded during 2018 via payroll data for the median employee. We identified the median employee by referencing the actual payroll data and calculated such employee’s annual total compensation using the same methodology that we use to determine the annual total compensation, as reported above in the Summary Compensation Table.
•
The median of the annual total compensation of all employees of our company was reasonably estimated to be US$38,098;

•
The annual total compensation of Mr. Maskara was US$2,899,620;

•
Based on this information, the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all other employees is estimated to be 76 to 1.

AUDIT COMMITTEE PRE-APPROVAL POLICY
The Audit Committee reviews and approves the external Independent Auditor’s engagement and audit plan, including fees, scope, staffing, and timing of work. In addition, the Audit Committee Terms of Reference, or Charter, limits the types of non-audit services that may be provided by the Independent Auditors. Any permitted non-audit services to be performed by the Independent Auditors must be pre-approved by the Audit Committee after the Committee is advised of the nature of the engagement and particular services to be provided. The Audit Committee pre-approved audit fees and all permitted non-audit services of the independent auditor in 2018. Responsibility for this pre-approval cannot be delegated to one or more members of the Audit Committee, and the Audit Committee may not delegate authority for pre-approvals to Luxfer management.
FEES PAID TO THE INDEPENDENT AUDITORS
We engaged PwC to provide various audit and other permitted non-audit services to us during fiscal years 2018 and 2017.
The Audit Committee approved all fees paid to PwC and underlying services provided by the Independent Auditors. Their fees for these services were as follows:
	2018		2017
Audit fees(1)	US$	1,498,000(2)	US$	1,508,000(3)
Tax fees(4)	US$	0	US$	9,000
All other fees	US$	386,000(5)	US$	124,000(6)
TOTAL	US$	1,884,000	US$	1,641,000

(1)
Audit fees consist of fees for audits of our consolidated annual financial statements and the effectiveness of internal controls over financial reporting, reviews of our quarterly financial statements, statutory audits, reviews of SEC filings, consents for registration statements, US GAAP transition work, and comfort letters in connection with securities offerings.

(2)
Of the US$1,498,000 paid in audit fees in 2018, US$280,000 of that total relates to an audit of US GAAP transition work, while the remaining amount relates to the other services listed in Footnote 1 above.

(3)
Of the US$1,508,000 paid in audit fees in 2017, US$83,000 of that total relates to an audit of US GAAP transition work, while the remaining amount relates to the other services listed in Footnote 1 above.

(4)
Tax fees consist of advisory tax services and specifically exclude any assistance with corporate tax returns. The Company did not utilize PwC for assistance with corporate tax returns.

(5)
Further breakdown of all other fees paid in 2018 is as follows:

US GAAP transition accounting advice	US$194,000
Acquisition of Neo Performance Materials Inc. transaction advice (now terminated)	US$133,000
Additional SAS 100 reviews for acquisition of Neo Performance Materials Inc. (now terminated)	US$56,000
Other	US$3,000
(6)
“All other fees” in 2017 consists only of fees in relation to US GAAP transition accounting advice.

AUDIT COMMITTEE REPORT
In connection with the financial statements for the year ended December 31, 2018, the Audit Committee has:
•
reviewed and discussed our audited U.S. GAAP consolidated financial statements and U.K. statutory financial statements for the year ended December 31, 2018 with management;

•
discussed with PricewaterhouseCoopers LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301 and Rule 2-07 of SEC Regulation S-X; and

•
received the written disclosures and the letter from PricewaterhouseCoopers LLP as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with PricewaterhouseCoopers LLP their independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on March 12, 2019. The Board has approved these inclusions.
THE AUDIT COMMITTEE
Joseph Bonn
Richard Hipple
David Landless
Clive Snowdon

EQUITY COMPENSATION PLAN INFORMATION
The following table gives aggregate information under all equity compensation plans of Luxfer as of December 31, 2018.
	Number of securities to be issued upon vesting and exercise of outstanding share awards	Weighted-average exercise price of outstanding share awards	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)(2)	273,733	N/A(3)	226,267
Equity compensation plans not approved by security holders(4)(5)(6)(7)	849,064	$2.06	691,224
Total	1,122,797		917,491

(1)
As of December 31, 2018, 206,602 shares were available for issuance under the Employee Stock Purchase Plan (“ESPP”), which became effective in May 2014.

(2)
As of December 31, 2018, 19,665 shares were available for issuance under the Share Incentive Plan (“SIP”), which became effective in May 2014. The number of  £0.50 ordinary shares registered under this plan is currently 250,000. It is proposed to increase this limit to 500,000 £0.50 ordinary shares at the 2019 AGM.

(3)
Shares awarded under the ESPP and SIP are allocated based on payroll contributions made by employees of the Company. The nominal value of the shares of the Company are £0.50 per share (c. $0.68 per share at December 31, 2018, exchange rates). No exercise price is associated with employees receiving shares under these Plans.

(4)
As of December 31, 2018, 691,224 shares remained available for issuance under the Long-Term Umbrella Incentive Plan (“LTIP”) and the Non-Executive Director Executive Incentive Plan (“EIP”). Both Plans were established as part of the IPO arrangements in 2012.

The LTIP is used to grant awards to the Executive Officers as well as senior and junior managers in Luxfer. A variety of different awards can be granted under the LTIP. The maximum value of awards under the rules of the LTIP that can be granted to the Chief Executive Officer and Other Executive Directors is defined in the Remuneration Policy.
The EIP is used to grant annual awards to Non-Executive Directors as part of their fees. The value of the award is up to 55% of the base fee of a Non-Executive Director. These awards are made the day after the Annual General Meeting of Luxfer in each year and vest the day before the following AGM. Annual awards are usually made as restricted stock units. They are paid out immediately on vesting, together with dividends that have been accumulated during the vesting period. New Non-Executive Directors cannot participate in the annual awards until they have served six months; however, the awards they would have earned from the date of appointment are added to the next annual award provided they are re-elected at the AGM.
(5)
As of December 31, 2018, nil shares remained available for issuance under the Executive Officer IPO Stock Option Grant Agreement, which became effective in 2012 as part of the IPO arrangements.

(6)
As of December 31, 2018, nil shares remained available for issuance under the Non-Executive Director IPO Stock Option Grant Agreement, which became effective in 2012 as part of the IPO arrangements.

(7)
In 2007, prior to the 2012 IPO, the Company implemented the Luxfer Holdings Executive Share Options Plan (“ESOP 2007”). All the options made available under the 2007 Plan have been exercised. As a result, information in respect of the ESOP 2007 has been excluded from the above analysis.

SECURITY OWNERSHIP
The following table contains information concerning the beneficial ownership of our ordinary shares as of March 1, 2019, by each Director and nominee to become a Director, by each Executive Officer listed in the Summary Compensation Table, and by all Directors and Executive Officers as a group. Our ordinary shares subject to share awards that are currently exercisable or exercisable within 60 days of March 1, 2019, are considered outstanding and beneficially owned by the person holding the awards for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Based on filings with the SEC, the following table also contains information concerning each person we know who beneficially owned more than 5% of our ordinary shares as of December 31, 2018.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors, Director Nominees and Named Executive Officers:
Joseph Bonn(1)	30,041	*%
Adam Cohn(2)	3,279	*%
Richard Hipple	0	0%
David Landless(3)	9,507	*%
Clive Snowdon(4)	5,114	*%
Alok Maskara(5)	70,837	*%
Heather Harding(6)	7,062	*%
Andrew Butcher(7)	109,780	*%
James Gardella(8)	79,521	*%
Graham Wardlow(9)	34,735	*%
Aggregate Directors and Executive Officers (14 individuals)(10)	423,098	1.46%
5% Shareholders:
T Rowe Price Associates Inc.(11)	3,575,852	12.33%
Wellington Management Group LLP(12)	3,406,288	11.75%
FMR LLC(13)	2,862,654	9.87%
Nantahala Capital Management LLP(14)	2,635,749	9.09%
Paradice Investment Management LLC(15)	2,069,997	7.14%

*
Representing less than 1% ownership.

(1)
Consists of  (i) 10,041 ordinary shares and (ii) 20,000 ordinary shares issuable upon exercise of stock options within 60 days of March 1, 2019.

(2)
Represents a shareholding of 3,279 ordinary shares.

(3)
Represents a shareholding of 9,507 ordinary shares.

(4)
Represents a shareholding of 5,114 ordinary shares, held by spouse.

(5)
Consists of  (i) 45,192 ordinary shares and (ii) 25,645 ordinary shares issuable upon the vesting of restricted stock units within 60 days of March 1, 2019.

(6)
Consists of  (i) 4,599 ordinary shares and (ii) 2,463 ordinary shares issuable upon the vesting of restricted stock units within 60 days of March 1, 2019.

(7)
Consists of  (i) 84,215 ordinary shares, (ii) 12,200 ordinary shares issuable upon exercise of stock options within 60 days of March 1, 2019 and (iii) 13,365 ordinary shares issuable upon the vesting of restricted stock units within 60 days of March 1, 2019.

(8)
Consists of  (i) 42,223 ordinary shares and (ii) 28,800 ordinary shares issuable upon exercise of stock options within 60 days of March 1, 2019 and (iii) 8,498 ordinary shares issuable upon the vesting of restricted stock units within 60 days of March 1, 2019.

(9)
Consists of  (i) 16,570 ordinary shares, including 7,520 ordinary shares held by spouse and (ii) 18,165 ordinary shares issuable upon exercise of stock options within 60 days of March 1, 2019.

(10)
Consists of  (i) 239,625 ordinary shares and (ii) 123,872 ordinary shares issuable upon exercise of stock options within 60 days of March 1, 2019 and (iii) 59,601 ordinary shares issuable upon the vesting of restricted stock units within 60 days of March 1, 2019. Such amounts include (i) 18,884 ordinary shares and (ii) 15,907 ordinary shares issuable upon exercise of stock options within 60 days of March 1, 2019 and (iii) 9,630 ordinary shares issuable upon the vesting of restricted stock units within 60 days of March 1, 2019 held by Executive Officers not listed in the table above.

(11)
Based solely on a Schedule 13G/A filed by T. Rowe Price Associates Inc. on February 14, 2019, T Rowe Price Associates Inc. These shares are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. serve as an investment advisor although for the purposes of reporting under the Exchange Act, T. Rowe Price Associates Inc. is deemed to be a beneficial owner of such securities. T. Rowe Price Associates Inc. has sole dispositive power with respect to 3,575,852 shares and sole voting power with respect to 639,263 shares. The principal business address for T. Rowe Price Associates Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

(12)
Based solely on a Schedule 13G/A filed by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP on February 12, 2019. Each of the aforementioned filers is deemed to be the beneficial owner with shared dispositive power of 3,406,288 shares and shared voting power with respect to 2,739,844 shares. The principal business address for each of these entities is 280 Congress Street, Boston, Massachusetts 02210.

(13)
Based solely on a Schedule 13G/A filed by FMR LLC and Abigail P. Johnson on February 11, 2019. FMR LLC has sole voting power with respect to 22,255 shares and sole power to dispose or direct the disposition of 3,388,419 shares. The principal business address for the entity is 245 Summer Street, Boston, Massachusetts 02210.

(14)
Based solely on a Schedule 13G/A filed by Nantahala Capital Management LLC on February 14, 2019, Nantahala Capital Management LLC, Wilmot B. Harkey and Daniel Mack are deemed as beneficial owners with shared dispositive power of 2,635,749 shares and shared voting power of 2,635,749 shares. The principal business address for those beneficial owners is 19 Old Kings Highway South, Suite 200, Darien, Connecticut 06820.

(15)
Based solely on a Schedule 13G/A filed by Paradice Investment Management LLC on February 14, 2019, Paradice Investment Management LLC has shared voting power with respect to 1,815,899 shares and shared dispositive power of 2,069,997 shares. The principal business address for the entity is 257 Fillmore Street, Suite 200, Denver, Colorado 80206.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
As of January 1, 2019, Section 16(a) of the Exchange Act requires our Directors and Executive Officers and person who own more than 10% of our ordinary shares to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our ordinary shares.
During 2018, our Directors and Executive Officers and persons who own more than 10% of our ordinary shares were not required to comply with reporting requirements of Section 16(a) because Luxfer was exempt from these requirements by virtue of being a “foreign private issuer.”
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2020
ANNUAL GENERAL MEETING OF SHAREHOLDERS
The deadline for submitting a shareholder proposal for inclusion in our proxy materials for our 2020 Annual General Meeting pursuant to SEC Rule 14a-8 is November 30, 2019. Any such proposal must meet the rules and regulations of the SEC, including Rule 14a-8, for such proposals to be eligible for inclusion in our proxy statement and form of proxy for our 2020 Annual General Meeting.
In addition, our Articles of Association establish an advance notice procedure outside of Rule 14a-8 for shareholders who wish to present nominations for the election of Directors at an annual general meeting. Any such nominations must be submitted in accordance with the requirements of our Articles, which provide that no person other than a Director retiring at the general meeting shall be appointed or re-appointed a Director at any general meeting unless he or she is recommended by the Board of Directors, or not less than seven nor more than 42 days before the day appointed for the meeting, notice in writing by a member qualified to vote at the meeting has been given to the secretary of the intention to propose the person for appointment together with confirmation in writing by that person of his or her willingness to be appointed.
Shareholder proposals or nominations pursuant to any of the foregoing should be sent to us at our headquarters: c/o Company Secretary, Luxfer Holdings PLC, Lumns Lane, Manchester M27 8LN, United Kingdom.
SHAREHOLDERS SHARING AN ADDRESS
In addition to furnishing proxy materials electronically, we take advantage of the SEC’s “householding” rules to reduce the delivery cost of materials. Under such rules, only one set of proxy materials is delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders.
If you are a shareholder sharing an address and wish to receive a separate copy of the proxy materials, you may so request by contacting Computershare by phone at 1-866-641-4276 or by email to investorvote@computershare.com (please include “Proxy Materials Luxfer Holdings PLC” in the subject line and include your full name and address). A separate copy will be promptly provided following receipt of your request, and you will receive separate materials in the future.
If you currently share an address with another shareholder but are nonetheless receiving separate copies of the materials, you may request delivery of a single copy in the future by contacting Computershare at the number or address shown above.
WHERE YOU CAN FIND MORE INFORMATION
Luxfer files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document that Luxfer files at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference room. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including Luxfer. The SEC’s Internet site can be found at http://www.sec.gov.
Any shareholder wishing to review, without charge, a copy of our 2018 Annual Report on Form 10-K (without exhibits) filed with the SEC or any other documents incorporated by reference in this Proxy Statement should write to us at our headquarters: c/o Company Secretary, Luxfer Holdings PLC, Lumns Lane, Manchester M27 8LN, United Kingdom. We can also be reached by telephone at +44 (0) 161-300-0700.

APPENDIX A: RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES
The following table of non-GAAP summary financial data presents a reconciliation of net income to adjusted net income, adjusted earnings per share, adjusted EBITA (also referred to as Management EBITA), adjusted EBITDA and adjusted operating cash flow for the periods presented, being the most comparable GAAP measure.
Management believes that adjusted net income, adjusted earnings per share, adjusted EBITDA and adjusted operating cash flow are key performance indicators (“KPIs”) used by the investment community and that such presentation will enhance an investor’s understanding of the Company’s operational results. In addition, Luxfer’s CEO and other senior management use these KPIs, among others, to evaluate business performance. However, investors should not consider these metrics in isolation as an alternative to net income and earnings per share when evaluating Luxfer’s operating performance or measuring Luxfer’s profitability.
	Years ended December 31,
In millions except per share data	2018	2017	2016
Net income	$25.0	$16.6	$17.8
Accounting charges / (credits) relating to acquisitions and disposals of businesses:
Unwind of discount on deferred consideration	0.2	0.2	0.4
Amortization on acquired intangibles	1.2	1.3	1.0
Acquisitions and disposals	4.3	(1.3)	—
Defined benefit pension (credit) / expense	(4.7)	(4.2)	2.8
Restructuring charges	13.4	8.4	0.4
Impairment charges	7.2	3.7	—
Other charges(1)	—	5.8	—
Other general income	—	—	(2.5)
Share-based compensation charges	4.8	2.2	1.4
Impact of U.S. tax reform	—	(2.0)	—
Other non-recurring tax items	(2.9)	—	—
Income tax thereon	(1.7)	(3.1)	(0.8)
Adjusted net income	$46.8	$27.6	$20.5
Adjusted earnings per ordinary share
Diluted earnings per ordinary share	$0.90	$0.62	$0.67
Impact of adjusted items	0.79	0.41	0.10
Adjusted diluted earnings per ordinary share(2)	$1.69	$1.03	$0.77
(1)
Other charges include costs incurred on: settlement and other legal expenses incurred in relation to patent infringement litigation against a competitor; and costs incurred in relation to the conversion of the Company's ADR listing to a direct listing of ordinary shares on the New York Stock Exchange, disclosed within selling, general and administrative expenses.

(2)
For the purpose of calculating diluted earnings per share, the weighted average number of ordinary shares outstanding during the financial year has been adjusted for the dilutive effects of all potential ordinary shares and share options granted to employees.

A-1

	Years ended December 31,
In millions	2018	2017	2016
Adjusted net income	$46.8	$27.6	$20.5
Add back / (deduct):
Impact of U.S. tax reform	—	2.0	—
Other non-recurring tax items	2.9	—	—
Income tax thereon	1.7	3.1	0.8
Income tax expense	5.5	3.3	6.8
Net finance costs	4.6	6.3	6.0
Adjusted EBITA(1)	61.5	42.3	34.1
Loss on disposal of PPE	0.3	—	0.2
Depreciation	17.8	17.0	17.0
Adjusted EBITDA	79.6	59.3	51.3
Adjustments to reconcile from U.S. GAAP(2)	—	2.0	3.5
Changes in assets and liabilities, net of effects of business acquisition	3.8	5.7	(8.3)
Non-restructuring capital expenditures	(10.3)	(11.3)	(18.4)
Equity income of unconsolidated affiliates	(0.4)	(0.1)	(0.5)
UK pension deficit funding contributions	(5.5)	(7.2)	(6.1)
Adjusted operating cash flow	$67.2	$48.4	$21.5
(1)
Also referred to in this Proxy Statement as Management EBITA.

(2)
Prior to 2018, Luxfer was a Foreign Private Issuer and reported under IFRS as adopted by the E.U. (“IFRS E.U.”), which differs in certain respects from U.S. generally accepted accounting principles (“U.S. GAAP”). The adjusted EBITDA figures for 2017 and 2016 reported under U.S. GAAP in our Annual Report on Form 10-K have been reconciled to IFRS E.U. for the purposes of reconciliation to the non-GAAP adjusted operating cash flow metrics.

A-2

Appendix B: AMENDED Luxfer Share Incentive Plan
DATED	2019
(1) luxfer holdings plc
- and -
(2) computershare trustees LIMITED
AS trustee of the
luxfer share ownership plan
Deed OF AMENDMENT AND
RESTATEMENT
relating to
the Luxfer Share Incentive Plan
HMRC reference A110826

THIS DEED is made on 2019
BETWEEN:
(1)
LUXFER HOLDINGS PLC (company no. 03690830) whose registered office is at Lumns Lane, Manchester, M27 8LN (“Company”); and

(2)
COMPUTERSHARE TRUSTEES LIMITED as trustee of the Luxfer Share Incentive Plan at (company number 03661515) whose registered office is at The Pavilions, Bridgwater Road, Bristol, BS13 8AE (“Trustee”).

BACKGROUND:
This deed is supplemental to the trust deed (“Trust Deed”) and rules (“Rules”) establishing the Luxfer Share Incentive Plan (“Plan”), established by resolution of the Directors of the Company of 26 September 2013 and the Trust Deed in relation to which was executed on 20 December 2013.
The Trustee is the current trustee of the Plan.
The Company wishes to amend and restate the Trust Deed and Rules pursuant to its powers in clause 15 of the Trust Deed and Rule 8 of the Rules.
The Trustee has agreed to join in this deed to confirm its agreement to the amendments to the Trust Deed and Rules.
IT IS AGREED:
1.
INTERPRETATION

1.1
Words and expressions defined in the Plan shall have the same meaning in this deed (unless the context otherwise requires)

1.2
In this deed (unless the context requires otherwise):

1.2.1
reference to the singular includes the plural (and vice versa), references to any gender include all genders and reference to persons includes bodies corporate, unincorporated associations and partnerships (whether or not any of them have a separate legal personality);

1.2.2
references to a clause, subclause, paragraph, subparagraph or schedule are, unless otherwise stated, references to a clause, subclause, paragraph or subparagraph of this deed;

1.2.3
the contents list and headings in this deed are inserted for ease of reference only and do not affect the construction or interpretation of this deed.

2.
AMENDMENT

With effect from the date of this deed the Trust Deed and Rules shall be amended and restated in the form of the amended trust deed and rules as set out in schedules 1 and 2 (respectively) to this deed.
3.
THIRD PARTY RIGHTS

Any person who is not a party to this deed shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this deed. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

4.
GOVERNING LAW

This deed shall in all respects be governed by and be construed in accordance with the laws of England and Wales and the courts of England and Wales shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this deed and accordingly any proceedings, suit or action arising out of this deed shall be brought in such courts.
5.
COUNTERPARTS

This deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this deed.

Executed as a deed, but not delivered until the first date specified on page 1, **by LUXFER HOLDINGS PLC** by a Director in the presence of a witness:))))

Signature ________________________________

Name (block capitals) ________________________________

Director

Witness signature ________________________________

Witness name (block capitals) ________________________________

Witness address ________________________________

____

____

Executed as a deed, but not delivered until the first date specified on page 1, by **COMPUTERSHARE TRUSTEES LIMITED as trustee of the Luxfer Share Incentive Plan** by two Directors))))))

Signature ________________________________

Name (block capitals) ________________________________

Director

Signature ________________________________

Name (block capitals) ________________________________

Director

SCHEDULE 1: Form of amended and restated rules
PLAN RULES AND TRUST DEED AS AMENDED AND RESTATED PURSUANT TO A DEED DATED ♦ 2019

The Luxfer Share Incentive Plan

The Plan has been:
(a)
established by resolution of the Directors of Luxfer Holdings PLC (the “Company”)
passed on 26 September 2013;

(b)
approved by H M Revenue & Customs pursuant to Schedule 2 ITEPA on 29 October 2013 under reference A 110826; and

(c)
amended by deed pursuant to resolutions of the Directors and of shareholders of the
Company on ♦ 2019.

LUXFER HOLDINGS PLC
THE LUXFER HOLDINGS PLC SHARE INCENTIVE PLAN
PART A: GENERAL	B-11
PART B: PARTNERSHIP SHARES	B-16
PART C: MATCHING SHARES	B-22
PART D: FREE SHARES	B-24
PART E: PROVISIONS RELATING TO THE HOLDING OF PLAN SHARES	B-28
PART F: GLOSSARY	B-36
PART G: PLAN TRUST DEED	B-41

LUXFER HOLDINGS PLC

RULES OF
THE LUXFER SHARE INCENTIVE PLAN

PART A: GENERAL
1.
PURPOSE OF THE PLAN

The purpose of the Plan is to provide benefits to employees of Participating Companies in the nature of Shares which give such employees a continuing stake in the Company.
2.
PROVISION OF FREE, PARTNERSHIP AND MATCHING SHARES

2.1
The Plan provides:-

2.1.1
in Part B, for Partnership Shares to be acquired on behalf of participating Eligible Employees out of sums deducted from their Salary;

2.1.2
in Part C, for the Company to procure that Matching Shares are awarded to participating Eligible Employees without payment in proportion to the Partnership Shares acquired by them; and

2.1.3
in Part D, for Free Shares to be awarded to participating Eligible Employees without payment.

2.2
The Directors may from time to time determine whether Eligible Employees shall, in a given Tax Year, or in, or in respect of, a given Financial Year, be offered the opportunity to acquire Shares pursuant to the provisions of either or both of Part B (Partnership Shares) and Part D (Free Shares) and, if pursuant to Part B, also Part C (Matching Shares).

3.
HOLDING OF PLAN SHARES

Part E contains provisions governing the terms on which Dividend Shares may be acquired and on which Partnership Shares, Matching Shares, Free Shares and Dividend Shares shall be held in the Plan.
4.
DEFINITIONS AND INTERPRETATION

Words and expressions used in the Plan shall have the meanings given in the Glossary in Part F.
5.
ESTABLISHMENT OF PLAN TRUST

5.1
The Company has established a trust by the execution of a Deed, (a pro-forma of which is set out in Part G) which is constituted under the laws of England and Wales for the purposes of:-

5.1.1
in the case of Free Shares and Matching Shares, acquiring Shares and awarding them to Eligible Employees in accordance with the Plan;

5.1.2
in the case of Partnership Shares, holding Partnership Share Money and applying it in acquiring Shares on behalf of Eligible Employees in accordance with the Plan;

5.1.3
in the case of Dividend Shares, acquiring such Shares in accordance with the Plan; and

5.1.4
holding all such Shares so awarded or acquired in accordance with the Plan.

5A
LIMITS OF THE PLAN

5A.1
Subject to Rule 5A.2, the maximum number of Shares that may be available under the Plan shall be 500,000. The Directors may, subject to any applicable law, from time to time increase the maximum number of Shares that may be available under the Plan. The Company may satisfy its obligation to deliver Shares under the Plan in any manner permitted by law, including, without limitation, by issuing new Shares that are authorised for issuance, using treasury shares or causing an employee benefit trust or other trust to deliver Shares.
5A.2
If the number of outstanding Shares of the Company is changed by any bonus issues, rights issue, consolidation, reduction, subdivision or otherwise, without the fair market value consideration, the maximum number of Shares available under the Plan as specified in Rule 5A.1 may be proportionately adjusted, subject to any required action by the Directors or the shareholders of the Company and in compliance with applicable securities laws.

6.
REFERENCES TO THE TRUSTEE TO INCLUDE REFERENCES TO THE ADMINISTRATOR

References in Parts A to F of this Plan to anything done or to be done by or to the Trustee shall be read and construed as including anything done or to be done by or to the Administrator pursuant to the powers and duties delegated to the Administrator by the Trustee.
7.
ELIGIBILITY TO PARTICIPATE IN THE PLAN

7.1
An individual shall not be entitled to have Shares acquired on his behalf under Part B, or to receive an award of Matching or Free Shares under Parts C or D at any time unless:-

7.1.1
subject to Rule 25.4, he is then an employee of a Participating Company;

7.1.2
if, pursuant to Rules 15 or 42, the Directors have specified a Qualifying Period in relation to eligibility on that occasion, he has, at all times during that Qualifying Period, been an employee of a Qualifying Company; and

7.1.3
he has entered into a Participation Agreement as mentioned in Rule 43.3 and/or a Partnership Share Agreement as mentioned in Rule 14.

7.2
Free Shares or Matching Shares shall not be awarded to an individual if he has directed the Trustee not to award Shares to him.

7.3
Whenever the Directors decide to invite individuals to participate in the Plan, they must invite all Plan Employees who meet the requirements in Rule 7.1 (i.e., all Eligible Employees).

7.4
Every Eligible Employee shall be invited to participate in the Plan on the same terms, and all who do participate in the Plan shall do so on the same terms, subject to the provisions of Rules 49 and 52.

8.
AMENDMENT OF THE PLAN

8.1
Before the Plan is approved by H M Revenue & Customs, the Directors may by resolution in writing alter (by amending, deleting or adding to) any of the terms of the Plan in any respect.

8.2
After the Plan is approved by H M Revenue & Customs, the Directors may so alter any of the terms of Parts A to F of the Plan PROVIDED THAT:-

8.2.1
no such alteration to any term which is a Key Feature of the Plan shall take effect if, as a result, the Plan would no longer be a Schedule 2 SIP and without compliance with such process as may apply or be required by H M Revenue & Customs from time to time in relation to the amendment of a Key Feature, including notifying H M Revenue & Customs of any alteration of a Key Feature; and

8.2.2
no such alteration shall be made without the prior approval of shareholders of the Company, if so required by any applicable statute, regulation or other legal provision, rule or guidance.

8.3
The terms of the Plan Trust may be amended, deleted or added to in accordance with the terms of the Deed by the Company executing a deed expressed to be supplemental to the Deed SAVE

THAT no such amendment deletion or addition to any Key Feature of the Plan Trust shall take effect if, as a result, the Plan would no longer be a Schedule 2 SIP and without compliance with such process as may apply or be required by H M Revenue & Customs from time to time in relation to the amendment of a Key Feature.
9.
TERMINATION OF THE PLAN

9.1
The Directors may at any time, by giving notice in writing to:-

9.1.1
the Trustee; and

9.1.2
each Participant

terminate the operation of the Plan on and with effect from a date specified in such notice which is not earlier than 14 days after the date of such notice.
9.2
Following such termination:-

9.2.1
no further Partnership Shares shall be acquired by the Trustee on behalf of Participants;

9.2.2
no further Free or Matching Shares shall be awarded by the Trustee;

9.2.3
no further Dividend Shares shall be acquired by the Trustee on behalf of any Participant;

9.2.4
the Trustee shall as soon as practicable after such notice is given to the Trustee return to each Participant (subject to deduction of income tax and NICs under PAYE) all of the Partnership Share Money and any other money held on behalf of such Participant;

9.2.5
the Trustee shall withdraw from the Plan each Participant’s Plan Shares as soon as is practicable after:-

(a)
the end of the period of 3 months beginning with the date on which notice is given pursuant to Rule 9.1; or

(b)
if later, the first date on which such Participant’s Plan Shares may be removed from the Plan without giving rise to a charge to income tax under Chapter 6 of Part 7 of ITEPA on the part of such Participant;

9.2.6
the Trustee may, if the Participant so directs, withdraw from the Plan any of a Participant’s Plan Shares at any time before the end of the relevant period mentioned in Rule 9.2.5 above SAVE THAT the Trustee shall disregard any such direction given before the date on which notice is given to such Participant pursuant to Rule 9.1; and

9.2.7
Shares which remain held in the Plan pending their withdrawal from the Plan by virtue of Rules 9.2.5 and 9.2.6 above shall continue to be so held by the Trustee subject to the provisions of Part E of the Plan.

9.3
Whenever a Participant’s Plan Shares are withdrawn from the Plan pursuant to Rules 9.2.5 and 9.2.6, the Trustee shall, subject to the provisions of Rule 70 (PAYE):-

9.3.1
transfer such Shares to the Participant or to such other person as the Participant may direct; or

9.3.2
dispose of the Shares and account (or hold itself ready to account) for the proceeds to the Participant or to such other person as the Participant has specified.

9.4
Unless the Participant otherwise agrees, a disposal of Shares as mentioned in Rule 9.3.2 shall be for the best consideration which the Trustee is able to obtain at the time of such disposal.

9.5
References in this Rule 9 to a disposal of Shares shall be construed as including references to a purchase of the beneficial interest in such Shares by the Trustee.

9.6
If a Participant has died, references in Rule 9.3 to the Participant shall be read as references to his Personal Representatives.

10.
ERRORS AND OMISSIONS

If in consequence of an error or omission:-
10.1
an Eligible Employee has not been given the opportunity to participate in the Plan on any occasion; or

10.2
the number of Shares appropriated to any Eligible Employee on any occasion is found to be incorrect;

and such error or omission cannot be corrected within the relevant period specified in the Plan, the Company and the Trustee may do all such acts and things as may be agreed with H M Revenue & Customs to rectify such error or omission notwithstanding that such actions may not otherwise be in accordance with the rules of the Plan.
11.
RELATIONSHIP WITH CONTRACT OF EMPLOYMENT

11.1
Neither the opportunity given to any person to participate in the Plan nor any award to any person of Free or Matching Shares shall form part of such person’s entitlement to remuneration or benefits pursuant to his contract of employment.

11.2
Except as otherwise expressly provided in the Plan, the existence of a contract of employment between any person and any member or former member of the Group or any Associated Company shall not give such person any right or entitlement to participate in the Plan in any manner or any expectation that Shares might be awarded to such person.

11.3
The rights, entitlements and obligations under the terms of any contract of employment between any person and any member or former member of the Group or any Associated Company shall not be affected by such person’s participation in the Plan.

11.4
Participation in the Plan shall not afford any person any rights or additional rights to compensation or damages in consequence of the loss or termination of such person’s employment with any member or former member of the Group or any Associated Company for any reason whatsoever (whether or not such termination is ultimately held to be wrongful or unfair).

11.5
Neither the existence of this Plan nor the fact that Shares have been awarded to an individual on any occasion shall give such individual any right, entitlement or expectation that he has or will in future have any such right, entitlement or expectation to participate in this Plan by being awarded Shares on any other occasion.

11.6
The rights or opportunity granted to a Participant in relation to Plan Shares shall not give the Participant any rights or additional rights to compensation or damages in consequence of either:-

11.6.1
the Participant giving or receiving notice of termination of his office or employment; or

11.6.2
the loss or termination of his office or employment with the Company or any present or past Subsidiary or Associated Company for any reason whatsoever,

whether or not the termination (and/or giving of notice) is ultimately held to be wrongful or unfair.
11.7
A Participant shall not be entitled to any compensation or damages for any loss or potential loss which he may suffer by reason of being unable to acquire or retain Plan Shares, or any interest in Plan Shares in consequence of:-

11.7.1
the Participant giving or receiving notice of termination of his office or employment (whether or not the termination (and/or giving of notice) is ultimately held to be wrongful or unfair);

11.7.2
the loss or termination of his office or employment with the Company or any present or past Subsidiary or Associated Company for any reason whatsoever (whether or not the termination is ultimately held to be wrongful or unfair);

11.7.3
the exercise (or non-exercise) by the Directors of any discretion in accordance with any Rule of this Plan,

or for any other reason.
12.
PROPER LAW

The Plan shall be subject to the laws of England and Wales and the Company and the Trustee and all Participants shall submit to the exclusive jurisdiction of the Courts of England and Wales in relation to any matter concerning the Plan or the rights or entitlement of any person under the Plan.

PART B: PARTNERSHIP SHARES
13.
ISSUE OF INVITATIONS TO ENTER INTO A PARTNERSHIP SHARE AGREEMENT

13.1
The Company may from time to time invite every Plan Employee to enter into a Partnership Share Agreement under which:-

13.1.1
such Employee agrees to one or more deductions being made from his Salary (before deduction of income tax and NICs under PAYE) for the acquisition of Shares on his behalf to be held in the Plan (“Partnership Shares”); and

13.1.2
the Company undertakes to arrange for Partnership Shares to be acquired by the Trustee on behalf of such person in accordance with the Plan.

13.2
If the terms of such Partnership Share Agreement (as is mentioned in Rule 13.1) do not differ materially from the terms of any subsisting Partnership Share Agreement, then no such invitation need be issued to any Plan Employee who is already party to such a subsisting Partnership Share Agreement.

13.3
If the terms of such Partnership Share Agreement (as is mentioned in Rule 13.1) differ in any material respect from the terms of any subsisting Partnership Share Agreement, then the Company shall on that occasion invite each of those Plan Employees who is already party to a subsisting Partnership Share Agreement either:-

13.3.1
to give notice of withdrawal from such subsisting Partnership Share Agreement (as mentioned in Rule 29) and enter into a fresh Partnership Share Agreement; or

13.3.2
if the difference relates only to an increase in the maximum amount of deductions from Salary specified by the Directors (as mentioned in Rule 17), to vary the amount of the deductions authorised to be made under such subsisting Partnership Share Agreement (as mentioned in Rule 18).

14.
ENTRY INTO A PARTNERSHIP SHARE AGREEMENT

Each Plan Employee who wishes to enter into a Partnership Share Agreement in response to such an invitation shall, within the period of 14 days after such notice is given, or such further period as the Company may allow, complete and return to the Company (or such other person as the Company may direct) in such form as the Company may specify (which may be in writing or electronic form) a Partnership Share Agreement.
15.
QUALIFYING PERIOD OF EMPLOYMENT

15.1
The Directors may determine that a Plan Employee shall be eligible to have Shares acquired by the Trustee on his behalf on any occasion only if he has, throughout such period as the Directors shall specify, held continuous employment with a Qualifying Company.

15.2
Any such Qualifying Period shall:-

15.2.1
if a Participant’s deductions from Salary are to be accumulated as mentioned in Rule 23.4, be a period of not more than 6 months ending with the start of the Accumulation Period;

15.2.2
if not, be a period of not more than 18 months ending on the day on which the deduction is made from the Participant’s Salary; and

15.2.3
be the same for all Plan Employees in relation to acquisitions of Shares on the same occasion.

16.
AUTHORITY TO MAKE DEDUCTIONS FROM SALARY

A Partnership Share Agreement shall specify:-
16.1
the amount (or percentage of the amount of Salary from which such deduction is made) which the Plan Employee authorises to be deducted from his Salary each month; and

16.2
at what intervals such deductions shall be made.

17.
INDIVIDUAL LIMIT ON DEDUCTIONS FROM SALARY

17.1
The amount deducted from a Participant’s Salary in any Tax Year shall not exceed:-

17.1.1
10 per cent of the Participant’s Salary for the Tax Year or, if such deductions are to be accumulated within successive Accumulation Periods, 10 per cent of the total of the Participant’s Salary paid during the Accumulation Period; and

17.1.2
£1,500

or such other percentage or amount as is stated in Schedule 2 to be the maximum which may be so deducted.
17.2
Any amount deducted in excess of that allowed by Rule 17.1 shall be paid over to the Participant, subject to deduction of income tax and NICs under PAYE, as soon as is practicable.

17.3
The minimum amount to be deducted pursuant to a Partnership Share Agreement on any occasion shall:-

17.3.1
be determined by the Directors and specified in the Partnership Share Agreement;

17.3.2
be not greater than £10; and

17.3.3
be the same in relation to all Partnership Share Agreements entered into in response to invitations issued on the same occasion.

18.
VARIATION BY PARTICIPANTS OF AMOUNTS DEDUCTED

A Participant may only be a party to one Partnership Share Agreement authorising one or more deductions from his Salary in any given month, but the Directors may from time to time, and subject to Rule 17.1 and the terms of the relevant Partnership Share Agreement, agree to any request by a Participant to vary the amount of the deductions authorised to be made.
19.
TERM OF A PARTNERSHIP SHARE AGREEMENT

The authority to make deductions from Salary granted by a Participant pursuant to a Partnership Share Agreement shall lapse upon the occurrence of any of the events specified in Rule 23.6 or, if earlier, upon the effective date of a Participant’s withdrawal from a Partnership Share Agreement as mentioned in Rule 29.
20.
NOTICE OF EFFECT OF DEDUCTIONS ON BENEFITS AND TAX CREDITS

Every Partnership Share Agreement shall contain a notice under paragraph 48 of Schedule 2 containing information prescribed by regulations made by H M Revenue & Customs as to the possible effect of deductions on a Plan Employee’s entitlement to social security benefits and tax credits.
21.
NOTICE TO STOP DEDUCTIONS

21.1
A Participant may at any time give notice in writing to the Company directing the Company to procure that deductions being made from his Salary pursuant to a Partnership Share Agreement are stopped.

21.2
If a Participant has given a notice pursuant to Rule 21.1, he may (on one occasion only in any Accumulation Period) subsequently give notice in writing to the Company directing the Company to procure that deductions are again made pursuant to that Partnership Share Agreement.

21.3
Unless a Participant specifies a later date in any such notice, the Company shall procure that:-

21.3.1
within 30 days of receiving a notice given pursuant to Rule 21.1, no further deductions are so made; or

21.3.2
if a notice is given pursuant to Rule 21.2, the first deduction made thereafter shall be made not later than the date on which the first deduction is due to be made under the relevant Partnership Share Agreement more than 30 days after receipt of such notice.

21.4
A Participant may not make up any deduction that has been missed in consequence of having given any such notice.

22.
PARTNERSHIP SHARE MONEY TO BE HELD BY THE TRUSTEE

22.1
Partnership Share Money shall be paid to the Trustee as soon as is practicable after it is deducted from a Participant’s Salary.

22.2
The Trustee shall hold such monies on behalf of, and on trust for the benefit of, such Participant and shall apply such monies in acquiring Partnership Shares on the Participant’s behalf.

22.3
A Participant’s Partnership Share Money shall be deposited by the Trustee in an account with a Bank.

22.4
If such account pays interest, the Trustee shall account for such interest to the Participant.

22.5
Participants’ Partnership Share Monies shall either:-

22.5.1
be applied by the Trustee in acquiring Shares on behalf of each Participant on the date set by the Trustee (which shall be the same date in relation to all Participants) being a date within 30 days after each deduction is made; or

22.5.2
be accumulated by the Trustee within each successive Accumulation Period (as mentioned in Rule 23) and be applied in acquiring Shares on behalf of each Participant on the date set by the Trustee (which shall be the same date in relation to all Participants), being a date within 30 days after the end of the relevant Accumulation Period.

23.
ACCUMULATION PERIODS

23.1
If the Directors determine that the Plan is to be operated using an Accumulation Period instead of monthly purchase, the first Accumulation Period shall begin on the first date (after such determination has taken effect) on which the first deductions from Salary are made and successive Accumulation Periods shall each begin on the date on which the first deductions from Salary are made after the end of the last Accumulation Period.

23.2
Accumulation Periods relating to deductions from Salaries made pursuant to all Partnership Share Agreements entered into in response to invitations issued on the same occasion shall be of the same length.

23.3
Subject to Rule 23.2, successive Accumulation Periods may vary in length, but no Accumulation Period shall exceed 12 months.

23.4
A Participant’s Partnership Share Money first deducted within a given Accumulation Period shall be accumulated by the Trustee with all other amounts of that Participant’s Partnership Share Money deducted from Salary within that Accumulation Period.

23.5
If, after the end of an Accumulation Period, the Shares which would otherwise be acquired on behalf of Participants in accordance with Rule 22.5.2 would not then satisfy the requirements of Part 4 of Schedule 2 the Trustee shall, as soon as practicable, return to each Participant (subject to deduction of income tax and NICs under PAYE) all of the Partnership Share Money held on behalf of such Participant.

23.6
All subsisting Accumulation Periods shall immediately come to an end (and, except as provided by Rule 31.2, no new Accumulation Period shall thereafter begin):-

23.6.1
with effect from the date specified in a notice to terminate the operation of the Plan given in accordance with Rule 9.1;

23.6.2
if notice is given to shareholders of the Company of a resolution being proposed for the voluntary winding-up of the Company;

23.6.3
upon the commencement of a winding-up of the Company;

23.6.4
if a general offer is made to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company;

23.6.5
if a general offer is made to acquire all the shares in the Company of the same class as the Shares;

23.6.6
if any person becomes entitled or bound to acquire shares in the Company under sections 974 to 991 of the Companies Act 2006; or

23.6.7
with effect from the date on which the Directors specify in a notice in writing given to all Participants pursuant to Rule 31.1.

23.7
If an Accumulation Period comes to an end pursuant to Rule 23.6, and if the Partnership Share Agreement so provides, the Trustee shall, as soon as practicable, pay to each Participant, subject to deduction of income tax and NICs under PAYE, the amount of that Participant’s Partnership Share Money deducted from Salary in that Accumulation Period.

23.8
Where a Participant ceases to be in Relevant Employment during an Accumulation Period, any Partnership Share Money deducted in that Accumulation Period shall be paid over to him (subject to deduction of income tax and NICs under PAYE) as soon as practicable instead of being applied in purchasing Shares on his behalf.

24.
CONNECTED SHARE INCENTIVE PLANS

24.1
An individual shall be entitled to have Shares acquired on his behalf pursuant to this Part B in any Tax Year, if in that Tax Year he has had shares awarded to him or acquired on his behalf  (or would have had shares awarded to him but for his failure to meet any performance target set in relation to such award) under any connected Schedule 2 SIP PROVIDED THAT:-

24.1.1
an individual shall not be entitled to participate simultaneously in connected Schedule 2 SIPs; and

24.1.2
the limit on a Participant’s contributions towards the purchase of Partnership Shares referred to in Rule 17.1 shall apply as if the Plan and the other connected Schedule 2 SIP(s) in which the individual participates in the same Tax Year were one plan.

24.2
For purposes of Rule 24.1 a Schedule 2 SIP is a “connected Schedule 2 SIP” if it is established by the Company or a Connected Company.

25.
ACQUISITION OF PARTNERSHIP SHARES

25.1
Subject to Rule 25.2, the Trustee shall apply Participants’ Partnership Share Money in acquiring Shares on the Acquisition Date and shall do so at a price per Share equal to the Market Value of a Share on that date.

25.2
If a Participant’s deductions from Salary are to be accumulated as mentioned in Rule 23.4, the Trustee shall on each occasion on which a Participant’s Partnership Share Money is applied in acquiring Shares, do so at a price per Share determined as specified in the applicable Partnership Agreement pursuant to paragraph 52 of Schedule 2, being any of the following:-

25.2.1
the lesser of the Market Value of a Share on the first day of the relevant Accumulation Period and the Market Value of a Share on the Acquisition Date;

25.2.2
the Market Value of a Share on the first day of the relevant Accumulation Period; or

25.2.3
the Market Value of a Share on the Acquisition Date.

25.3
If the application of Rules 25.1 and 25.2 would result in the acquisition of a fraction of a Share, the number of Shares actually acquired on that occasion shall be rounded down to the nearest whole number.

25.4
If a Participant, having entered into a Partnership Share Agreement, ceases to be in Relevant Employment at any time during the Acquisition Period in relation to an acquisition of Partnership Shares by the Trustee on his behalf, then he or she is to be treated, for the purposes of this Plan, as not ceasing to be in Relevant Employment until immediately after Partnership Shares have been acquired by the Trustee on his or her behalf pursuant to this Rule 25 so that:-

25.4.1
the Trustee shall apply the Participant’s Partnership Share Money in acquiring Shares; but

25.4.2
such Partnership Shares are to be treated, immediately after such acquisition, as ceasing to be subject to the Plan.

26.
SCALING BACK OF PARTNERSHIP SHARES

26.1
The Directors may determine and specify that the number of Shares which the Trustee acquires on behalf of a Participant on any occasion shall be restricted to such maximum number as the Directors shall notify to the Participant:-

26.1.1
before the deduction from Salary is made; or

26.1.2
if such deductions from Salary are to be accumulated as mentioned in Rule 23.4, before the beginning of the relevant Accumulation Period.

26.2
Each Participant’s Partnership Share Agreement shall contain an undertaking by the Company to notify the Participant from time to time as appropriate of the maximum number of Shares which may be available to be acquired on behalf of Participants (in accordance with Rule 26.1).

26.3
If on any occasion the number of Shares which could otherwise be acquired with a Participant’s Partnership Share Money is greater than the maximum number specified pursuant to Rule 26.1 (if any), then the number of Shares which the Trustee acquires on behalf of each Participant shall be reduced accordingly.

27.
CARRY-FORWARD OF SURPLUS PARTNERSHIP SHARE MONEY

If, after Partnership Share Money has been applied in the acquisition of Shares on any occasion, there remains a surplus of unused cash, such surplus may, if the Participant has so agreed in the Partners hip Share Agreement, be retained by the Trustee and added to the Partnership Share Money which is so applied on the next occasion on which Shares are acquired on behalf of the Participant but shall otherwise be returned to the Participant (subject to deduction of income tax and NICs under PAYE).
28.
NOTIFICATION OF ACQUISITION OF PARTNERSHIP SHARES

28.1
As soon as practicable after any Partnership Shares have been acquired on behalf of a Participant, the Trustee shall notify the Participant of:-

28.1.1
the number of Shares so acquired;

28.1.2
the description of such Shares;

28.1.3
whether the Shares are subject to any Restrictions and, if so, the nature of these Restrictions;

28.1.4
the amount of Partnership Share Money applied by the Trustee in acquiring such Shares;

28.1.5
the price per Share at which such Shares were acquired and the basis upon which it was determined; and

28.1.6
the amount of any surplus Partnership Share Money being carried forward or to be returned to the Participant (as referred to in Rule 27).

29.
WITHDRAWAL FROM A PARTNERSHIP SHARE AGREEMENT

29.1
A Participant may withdraw from a Partnership Share Agreement by giving notice in writing to the Company at any time and, unless the Participant specifies a later date in such notice, the Company shall procure that such withdrawal takes effect within 30 days of when such notice is received by the Company.

29.2
The Company may direct that, to be effective, any such notice must be given to such person (as agent for the Company) and in such form as the Company shall specify.

29.3
If a Participant withdraws from a Partnership Share Agreement with effect from any date, the Company shall procure that any Partnership Share Money which by that date has not been applied in the acquisition of Shares is paid to the Participant (subject to deduction of income tax and NICs under PAYE) as soon as is practicable after that date.

30.
RETURN OF PARTNERSHIP SHARE MONEY UPON THE PLAN CEASING TO BE A SCHEDULE 2 SIP OR TERMINATION

If at any time notice to terminate the Plan is issued pursuant to Rule 9, any Partnership Share Money held on behalf of a Participant shall be paid over to him as soon as is practicable after such notice of termination is given to the Trustee. If the Plan is not to be a schedule 2 SIP (as defined in Schedule 2) by virtue of paragraph 81H or 81I of Schedule 2, any Partnership Shares Money held on behalf of a Participant must be paid to him as soon as practicable after the Relevant Day (as defined in paragraph 56 of Schedule 2) (subject to deduction of income tax under PAYE and NICs).
31.
SUSPENSION OF DEDUCTIONS FROM SALARY

31.1
The Directors may give notice to all Participants that, on and with effect from a date specified in the notice (being a date which is not earlier than the date on which such notice is given), no further deduct ions from Salary shall be made for the purposes of enabling Participants to acquire Partnership Shares and all existing Accumulation Periods shall come to an end SAVE THAT:-

31.1.1
such notice shall only be given if an event or events have occurred which cause the Directors acting fairly and reasonably to consider that such suspension is appropriate;

31.1.2
the notice shall specify the event or events which has or have caused the Directors to give such notice; and

31.1.3
no such notice shall have the effect of avoiding the obligation of the Company to apply a Participant’s Partnership Share Money deducted from Salary before the date on which such notice has effect in acquiring Shares as mentioned in Rule 25.1.

31.2
If notice to suspend the operation of the Plan is given to all Participants as mentioned in Rule 31.1, then the Directors may at any time thereafter give notice to all Participants that on and with effect from a date specified in such notice (being a date which is not earlier than the date on which such notice is given) deductions from Salary will be resumed in accordance with each Participant’s Partnership Share Agreement.

31.3
If deductions from Salary are resumed as mentioned in Rule 31.2 then, if a Participant’s deductions from Salary are to be accumulated, a new Accumulation Period shall begin on the date on which the first deductions from Salary are then made.

PART C: MATCHING SHARES
32.
ISSUE OF INVITATIONS TO ACCEPT AN AWARD OF MATCHING SHARES

The Directors may invite all those Plan Employees on whose behalf it is expected that the Trustee will acquire Partnership Shares on any day, to accept an additional award of Matching Shares on that day in accordance with the provisions of this Part C of the Plan.
33.
REQUIREMENTS FOR MATCHING SHARES

Matching Shares must be:-
33.1
Shares of the same class and carrying the same rights as the Partnership Shares with which they are matched;

33.2
awarded on the same day as the Acquisition Date for the Partnership Shares with which they are matched; and

33.3
awarded to all Participants on exactly the same basis.

34.
LIMIT ON MATCHING SHARES

34.1
The number of Matching Shares to be awarded to a Participant on any occasion shall be a multiple of the number of Partnership Shares acquired on behalf of the Participant on that occasion.

34.2
Such multiple:-

34.2.1
shall not exceed 2;

34.2.2
shall be specified in the Partnership Share Agreement; and

34.2.3
may be varied by the Directors at any time before the corresponding Partnership Shares are acquired PROVIDED THAT all Participants are notified of any such variation before the corresponding Partnership Shares are acquired on their behalf.

35.
CARRY-FORWARD OF UNMATCHED PARTNERSHIP SHARES

If, on an Award Date, the Trustee does not then acquire on behalf of any given Participant a sufficient number of Partnership Shares to qualify that Participant for an award of a whole number of Matching Shares (whether in consequence of an insufficiency of Partnership Share Money or otherwise), the Trustee shall, on the next occasion on which Partnership Shares are acquired on behalf of that Participant, award to that Participant a number of Matching Shares calculated on the basis that the number of Partnership Shares acquired on that next occasion is increased by the number of Partnership Shares previously acquired on behalf of such Participant but which have not so far been counted in calculating the Participant’s entitlement to any Matching Shares.
36.
AGREEMENT TO ACCEPT AN AWARD OF MATCHING SHARES

A Participant shall not be entitled to an award of Matching Shares on any occasion unless he has first agreed with the Company (by entering into a Partnership Share Agreement) to accept and be bound by the provisions of this Part C of the Plan.
37.
HOLDING PERIOD FOR MATCHING SHARES

37.1
The Directors shall, in relation to Matching Shares, specify in the Partnership Share Agreement a Holding Period throughout which a Participant shall be bound (except as mentioned in Rule 37.3):-

37.1.1
for so long as the Participant remains in Relevant Employment, to permit his Matching Shares to remain in the hands of the Trustee; and

37.1.2
not to assign, charge or otherwise dispose of his beneficial interest in such Matching Shares.

37.2
The Holding Period shall be a period, of not less than 3, nor more than 5, years beginning with the Award Date, and shall be the same for all Participants in relation to Matching Shares awarded on any occasion.

37.3
A Participant’s obligation to permit his Matching Shares to remain in the hands of the Trustee throughout the Holding Period (as mentioned in Rule 37.1) shall be subject to the following exceptions:-

37.3.1
the Trustee may at any time dispose of such a Participant’s Plan Shares as may be necessary to realise sufficient monies to satisfy any obligation under PAYE as mentioned in Rule 70.1; and

37.3.2
a Participant may during the Holding Period direct the Trustee to deal with any of such Participant’s Plan Shares as mentioned in Rule 65.

38.
NOTIFICATION OF AWARD

38.1
As soon as practicable after any Matching Shares have been awarded by the Trustee, the Trustee shall notify each Participant to whom Matching Shares have been so awarded on that occasion of:-

38.1.1
the number of Shares awarded to him;

38.1.2
the description of such Shares;

38.1.3
whether the Shares are subject to any Restrictions and, if so, the nature of these Restrictions;

38.1.4
the Market Value of such Shares as at the Award Date; and

38.1.5
the date on which the Holding Period ends.

39.
FORFEITURE OF MATCHING SHARES

If a Participant’s Partnership Share Agreement so provides, his Matching Shares shall be at risk of forfeiture as provided in Rule 61.

PART D: FREE SHARES
40.
AWARD OF FREE SHARES

The Trustee, acting with the prior consent of the Directors, may from time to time award Free Shares in accordance with this Part D of the Plan on any such day as the Trustee and the Company shall agree to every Eligible Employee.
41.
CONNECTED SHARE INCENTIVE PLANS

41.1
An individual shall be entitled to be awarded Free Shares in any Tax Year if in that Tax Year he has participated in a connected Schedule 2 SIP (or would have participated and had shares awarded to him but for the failure to meet any performance target set in relation to such award) PROVIDED THAT:

41.1.1
an individual shall not be entitled to participate simultaneously in connected Schedule 2 SIPs; and

41.1.2
the limit on a Participant’s participation in Free Shares in Rule 48 shall apply as if the Plan and the other connected Schedule 2 SIP(s) in which the individual participates in the same Tax Year were one plan.

41.2
For the purposes of Rule 41.1, a Schedule 2 SIP is a “connected Schedule 2 SIP” if it is established by the Company or a Connected Company.

42.
QUALIFYING PERIOD OF EMPLOYMENT

42.1
The Directors may determine that a Plan Employee shall be eligible to have Free Shares awarded to him on any such occasion only if he has, throughout such period ending on the Award Date as the Directors shall specify, held continuous employment with a Qualifying Company.

42.2
Any such Qualifying Period shall:

42.2.1
be of not more than 18 months; and

42.2.2
be the same for all Plan Employees in relation to awards of Shares on the same occasion.

43.
ISSUE OF INVITATIONS TO ACCEPT AN AWARD OF FREE SHARES

43.1
On any occasion on which the Trustee intends to award Free Shares, the Company shall invite every Plan Employee to participate in the Plan by:

43.1.1
accepting an award of Free Shares (if or to the extent that such Plan Employee is then entitled pursuant to the rules of the Plan to an award of any Free Shares) on that and on any subsequent occasion on which any Free Shares are to be awarded; and

43.1.2
permitting such Free Shares to remain in the hands of the Trustee as mentioned in Rule 53.

43.2
No such invitation need be issued to any Plan Employee who is already party to a subsisting Participation Agreement.

43.3
Each Plan Employee who wishes to accept any or all such awards of Free Shares shall within the period of 14 days after such notice is given, or such longer period as the Company shall allow, complete and return to the Company (or such other person as the Company may direct) in such form as the Company may specify (which may be in writing or in electronic form) a Participation Agreement.

44.
PLAN EMPLOYEES’ RIGHT NOT TO ACCEPT AN AWARD OF FREE SHARES

44.1
A Plan Employee may, by giving notice in writing to the Trustee before an Award Date, direct that Free Shares shall not be awarded to him on that, or on any later, Award Date.

44.2
Such a notice may be revoked by the Plan Employee concerned giving notice in writing to that effect to the Trustee.

45.
NO MATCHING OF FREE SHARES

An Eligible Employee’s entitlement to any Free Shares shall not be made conditional upon such person holding or acquiring any other Shares.
46.
TOTAL NUMBER OF FREE SHARES TO BE AWARDED

The aggregate number of Free Shares to be awarded to all Eligible Employees on any occasion shall be determined by the Directors.
47.
NUMBERS OF FREE SHARES TO BE AWARDED TO EACH ELIGIBLE EMPLOYEE

The number of Free Shares to be awarded by the Trustee to each Eligible Employee on an Award Date shall be determined by the Directors in accordance with Rules 50 to 54.
48.
LIMIT ON THE VALUE OF FREE SHARES AWARDED IN ANY TAX YEAR

The Market Value as at the Award Date (or, if more than one, the respective Award Dates) of Free Shares awarded to a Participant in any Tax Year shall not exceed £3,000 or such other amount as is stated in Schedule 2 to be the maximum value of shares which may be so awarded.
49.
ALLOCATION OF FREE SHARES BY REFERENCE TO PERFORMANCE

49.1
The Directors may stipulate that some or all of the Free Shares which may be awarded on any occasion shall be so awarded (if at all) by reference to performance (as mentioned below) over such period as the Directors shall determine.

49.2
A determination by reference to performance of the number of Shares (if any) to be awarded to each Eligible Employee on any Award Date shall be made only according to either of the two methods, Method One and Method Two, mentioned in Rules 50 and 51 or such other method or methods as may be permitted pursuant to Schedule 2 from time to time.

49.3
In this Part D, references to “performance” shall be taken as referring to the performance of each given Performance Unit determined by reference to such fair and objective measures of the performance of the Performance Units to which they are applied being measures based on business results or such other objective criteria as the Directors may determine.

49.4
The Company shall procure that:-

49.4.1
each Eligible Employee is notified of such performance measures and targets as will be used to determine the number of Shares awarded to him on any Award Date; and

49.4.2
all Plan Employees are notified, in general terms, of the performance measures and targets to be used to determine the number of Shares to be awarded to each Eligible Employee on such Award Date SAVE THAT there may be excluded from such notice any information the disclosure of which the Directors reasonably consider would prejudice commercial confidentiality.

49.5
Such notices shall be given as soon as reasonably practicable.

49.6
The Directors may, by giving notice in writing to Eligible Employees, vary or waive the terms of any performance measures or performance targets as will be used to determine the number of Shares awarded to such Eligible Employees on any Award Date PROVIDED THAT:-

49.6.1
in consequence of any such variation the revised performance targets are no more difficult to satisfy than would have been the performance targets had the variation not been made;

49.6.2
if different target levels of performance have been specified in relation to different Performance Units, the likelihood of each Performance Unit meeting the revised target set in relation to that Performance Unit must be no less than it would have been had the variation not been made; and

49.6.3
no such variation shall have effect unless an event has, or events have, occurred which cause the Directors, acting fairly and reasonably, to consider that a different condition would be a fairer measure of performance.

50.
METHOD ONE

50.1
By this method:

50.1.1
at least 20 per cent of the Shares awarded on a given Award Date are awarded otherwise than by reference to performance;

50.1.2
the balance of the Shares awarded on that Award Date are so awarded by reference to performance; and

50.1.3
the highest number of Shares so awarded to any Eligible Employee as mentioned in Rule 50.1.2 above shall be not more than four times the highest number of Shares awarded on that Award Date otherwise than by reference to performance.

50.2
If Shares of different classes are to be awarded on any occasion, this Method One shall be applied separately in relation to each class.

51.
METHOD TWO

51.1
By this method, the Directors may set any performance target in relation to each Performance Unit PROVIDED THAT:

51.1.1
if the Directors specify different target levels of performance which must be achieved as a condition for the award of Shares to Eligible Employees in different Performance Units the targets set must, at the time they are set, be comparable in terms of the likelihood of each Performance Unit meeting the target set in relation to that Performance Unit; and

51.1.2
the number of Shares which, in consequence of the application of this Method Two, is available for award to Eligible Employees within a given Performance Unit, shall be divided amongst and awarded to such Eligible Employees on the same terms (as mentioned in Rule 52.2).

52.
NON-PERFORMANCE RELATED FREE SHARES TO BE AWARDED ON BASIS OF SAME TERMS

52.1
If, or to the extent that, the number of Free Shares which are, or may be, awarded to Eligible Employees on any occasion is not determined by reference to performance, such Free Shares shall be allocated amongst and awarded (if at all) to all Eligible Employees on the same terms.

52.2
For these purposes “same terms” shall be taken as referring to:

52.2.1
each Eligible Employee being eligible to participate in the Plan (by qualifying to receive an award of Shares) on any occasion on the same terms; and

52.2.2
a requirement that all those Eligible Employees who do participate actually do so on the same terms.

52.3
The requirement that Shares not allocated amongst and awarded to Eligible Employees by reference to performance are so allocated and awarded on the same terms shall not be infringed by the award of Shares by reference to an Eligible Employee’s:

52.3.1
remuneration;

52.3.2
length of service; and/or

52.3.3
hours worked

PROVIDED THAT each of those factors gives rise to a separate entitlement directly proportional to the amount of remuneration, length of service or hours worked.
52.4
Such requirement shall be infringed if Shares are awarded by reference to factors other than remuneration, length of service or hours worked.

53.
HOLDING PERIOD FOR FREE SHARES

53.1
The Directors shall, in relation to each Award Date, specify a Holding Period throughout which a Participant must be bound by contract with the Company (except as mentioned in Rule 53.3):-

53.1.1
for so long as the Participant remains in Relevant Employment, to permit his Free Shares to remain in the hands of the Trustee; and

53.1.2
not to assign, charge or otherwise dispose of his beneficial interest in such Free Shares.

53.2
The Holding Period must be a period of not less than 3 years nor more than 5 years, beginning with the Award Date and shall be the same in relation to all Free Shares awarded on any given Award Date.

53.3
A Participant’s obligation to permit his Free Shares to remain in the hands of the Trustee throughout the Holding Period (as mentioned in Rule 53.1) shall be subject to the following exceptions:-

53.3.1
the Trustee may at any time dispose of such a Participant’s Plan Shares as may be necessary to realise sufficient monies to satisfy any obligation under PAYE as mentioned in Rule 70.1; and

53.3.2
a Participant may during the Holding Period direct the Trustee to deal with any of such Participant’s Plan Shares as mentioned in Rule 65.

54.
NOTIFICATION OF AWARD

54.1
As soon as practicable after any Free Shares have been awarded by the Trustee, the Trustee shall notify each Participant to whom Free Shares have been so awarded on that occasion of:

54.1.1
the number of Shares awarded to him;

54.1.2
the description of such Shares;

54.1.3
whether the Shares are subject to any Restrictions and, if so, the nature of those Restrictions;

54.1.4
the Market Value of such Shares as at the Award Date; and

54.1.5
the date on which the Holding Period ends.

55.
FORFEITURE OF FREE SHARES

If a Participant’s Participation Agreement so provides, his Free Shares shall be at risk of forfeiture as provided in Rule 61.

PART E: PROVISIONS RELATING TO THE HOLDING OF PLAN SHARES
56.
HOLDING OF PLAN SHARES

56.1
For so long as a Participant is in Relevant Employment, he may, subject to Rule 9 allow his Plan Shares to remain held in the Plan.

56.2
All Plan Shares shall be registered in the name of the Trustee.

56.3
Except as otherwise expressly provided by the rules of the Plan, the terms of a Partnership Share Agreement or a Participation Agreement or as required or permitted by the provisions of Schedule 2, Plan Shares of the same class shall not receive different treatment in any respect from the other Shares of that class.

56.4
The requirement of Rule 56.3 shall not be infringed by reason only that Shares which are newly issued receive, in respect of dividends payable with respect to a period beginning before the date on which they were issued, treatment less favourable than that accorded to Shares issued before that date.

56.5
Subject to Rule 67, cash dividends paid to the Trustee in respect of a Participant’s Plan Shares shall be paid to the Participant as soon as is practicable and, when making such payment, the Trustee shall deliver to each such Participant a “tax certificate” within the meaning of sections 1104-1108 of CTA 2010.

57.
VOLUNTARY WITHDRAWAL OF SHARES FROM THE PLAN

57.1
Except as provided by the terms of a Participation Agreement or a Partnership Share Agreement, a Participant may at any time withdraw any or all of his Plan Shares from the Plan, and may at any time after they have been awarded withdraw any or all of his Partnership Shares from the Plan, by:

57.1.1
directing the Trustee in writing to transfer any or all of his Plan Shares to such Participant or to such other person as the Participant specifies;

57.1.2
assigning, charging or otherwise disposing of his beneficial interest in any of the Participant’s Plan Shares; or

57.1.3
directing the Trustee to dispose of any or all of the Participant’s Plan Shares and account (or hold itself ready to account) for the proceeds to the Participant or to another person.

58.
AUTOMATIC WITHDRAWAL OF PLAN SHARES UPON CEASING TO BE IN RELEVANT EMPLOYMENT

If a Participant ceases to be in Relevant Employment then, subject to Rules 25.4 or 61, his Plan Shares shall thereupon automatically be withdrawn from the Plan.
59.
CONSEQUENCES OF WITHDRAWAL OF SHARES FROM THE PLAN

59.1
The provisions of this Rule 59 are subject to the provisions of Rule 70.

59.2
Whenever a Participant’s Plan Shares are voluntarily or automatically withdrawn from the Plan pursuant to Rules 25.4, 57 or 58:

59.2.1
the Trustee shall immediately cease to hold such Shares in the Plan and, if and for so long as the Trustee then retains any title to or interest in such Shares, the Trustee shall, subject to Rule 59.2.2, hold such title or interest on bare trust for the Participant otherwise than in the Plan;

59.2.2
the Trustee shall as soon as is practicable:

(a)
if the Participant has so directed the Trustee in writing before the Shares cease to be held in the Plan, transfer the Shares to the Participant or to such other person as the Participant has specified; or

(b)
dispose of the Shares and account (or hold itself ready to account) for the proceeds (net of any amount of income tax and NICs due under PAYE, and reasonable selling costs) to the Participant or to such other person as the Participant has specified.

59.3
Unless the Participant otherwise agrees, a disposal of Shares as mentioned in Rule 57.1.3 or 59.2.2(b) shall be for the best consideration which the Trustee is able to obtain at the time of such disposal.

59.4
References in this Rule 59 to a disposal of Shares shall be construed as including references to a purchase by the Trustee of the beneficial interest in such Shares.

59.5
If a Participant has died, references in Rule 59.2 to the Participant shall be read as references to his Personal Representatives.

60.
NO LIABILITY FOR LOSS OCCASIONED BY DELAY

In giving effect to any such direction as mentioned in Rules 57.1.1 and 59.2.2 neither the Trustee nor the Company shall be liable to the Participant (or any other person) for any loss occasioned by delay on the part of the Company or the Trustee in giving effect to such direction or procuring a sale or transfer of any of a Participant’s Plan Shares (whether or not such delay is occasioned by the Company’s obligations to comply with the requirements of the New York Stock Exchange or otherwise).
61.
FORFEITURE OF FREE AND MATCHING SHARES

61.1
The following provisions of this Rule 61 shall apply in relation to a Participant’s Free or Matching Shares only if the Participant’s Participation Agreement or, as the case may be, the Participant’s Partnership Share Agreement, pursuant to which such Free or Matching Shares were so awarded, so provides.

61.2
If, at any time within the period of 3 years (or such lesser period (if any) as the Directors may determine and notify to Participants at the time of an award of Free or Matching Shares) beginning with the Award Date in relation to any of a Participant’s Free Shares or Matching Shares, the Participant ceases to hold Relevant Employment (otherwise than in any of the circumstances mentioned in Rule 61.3), then his beneficial interest in all of the Free and Matching Shares awarded to him upon that Award Date shall thereupon be transferred to and become vested in the Trustee for no consideration.

61.3
The circumstances referred to in Rule 61.2 are:

61.3.1
injury or disability;

61.3.2
dismissal by reason of Redundancy;

61.3.3
a transfer to which the Transfer of Undertakings (Protection of Employment) Regulations 2006 apply;

61.3.4
a change of Control or other circumstances ending the Associated Company status of

61.3.5
the company by which he is employed;

61.3.6
retirement; or

61.3.7
death.

61.4
If, at any time within the period of 3 years (or such lesser period (if any) as the Directors may determine and notify to Participants at the time of an award of Matching Shares) beginning with an Award Date in relation to any of a Participant’s Matching Shares, the Participant withdraws from the Plan any of the Partnership Shares in respect of which such Matching Shares were so awarded to him on that Award Date, then his beneficial interest in those Matching Shares shall thereupon be transferred to and become vested in the Trustee for no consideration.
61.5
If, at any time within the period of 3 years (or such lesser period (if any) as the Directors may determine and notify to Participants at the time of an award of Free or Matching Shares) beginning with the Award Date in relation to any of a Participant’s Free Shares or Matching Shares, any such Free Shares or Matching Shares are withdrawn from the Plan (otherwise than in consequence of the Participant ceasing to hold Relevant Employment in any of the circumstances mentioned in Rule 61.3) then his beneficial interest in all of the Free and Matching Shares so withdrawn from the Plan shall thereupon be transferred to and become vested in the Trustee for no consideration.

61.6
The same provisions for forfeiture shall apply (if at all) in relation to all Free or Matching Shares awarded on the same occasion.

61.7
For the avoidance of doubt, Partnership Shares and Dividend Shares shall not be subject to any provisions for forfeiture.

62.
PROVISIONS OF SHAREHOLDERS’ INFORMATION TO PARTICIPANTS

The Company shall procure that copies of any or all such notices, circulars and other documents (except for proxy forms) sent to the holders of ordinary shares in the Company shall be sent to all Participants who have Shares held in the Plan.
63.
VOTING RIGHTS ATTACHING TO PLAN SHARES

63.1
In relation to any matter on which the Trustee has a right or opportunity as a member of the Company to vote or to exercise any other rights, the Trustee may, but shall not be obliged to, seek irrevocable directions from each Participant as to the manner in which the Trustee should exercise such rights in respect of a Participant’s Plan Shares.

63.2
The Trustee shall comply with such directions and if, before such time as may be specified in writing by the Trustee, the Trustee does not receive directions in respect of the exercise of voting or other rights attaching to any Plan Shares, then, except as otherwise provided in Rule the Trustee shall refrain from exercising any such rights.

63.3
The Trustee shall not be entitled to vote on a show of hands on a particular resolution in respect of Plan Shares held on behalf of Participants unless all directions received from those Participants who have given directions in respect of that resolution are identical.

63.4
The Trustee shall not be under any obligation to call for a poll, and in the event of any poll the Trustee shall in relation to Plan Shares vote only in accordance with the directions of Participants.

64.
RIGHTS ISSUES

64.1
If the Company makes an offer or invitation conferring any rights upon its member s to acquire against payment additional shares, securities or rights in the Company, the Trustee shall allocate such rights, shares or securities amongst the Participants concerned in direct proportion to the number of Plan Shares respectively held by the Trustee on behalf of each Participant and, if such allocation shall give rise to a fraction of a share, security or right or a transferable unit the Trustee shall round down to the next whole unit and shall aggregate the fractions not so allocated and use best endeavours to sell any rights or units which are not so allocated and distribute the net proceeds of sale (after deducting any expenses of sale and any taxation which may be payable) proportionately amongst the Participants whose allocation was rounded down, provided that any sum of less than £3 otherwise distributable to a particular Participant may be retained by the Trustee.

64.2
If the Company makes an offer or invitation conferring any rights upon its members to acquire against payment additional shares, securities or rights of any description in the Company the Trustee shall comply with any direction from a Participant concerning the exercise or sale of any rights attributable to the Participant’s Plan Shares (including any general direction given) PROVIDED THAT the Trustee shall not be required to exercise any such rights except to the extent that they have been provided with the full amount payable (if any) on such exercise either by the Participant concerned or, with his authority, out of the net proceeds of the sale, nil paid, of another part of the rights attributable to that Participant’s Plan Shares.

64.3
If no such direction as is mentioned in Rule 64.2 is received at least 7 business days before the last day on which such rights may be exercised, the Trustee shall take no action in relation to such rights.

64.4
If a Participant so directs the Trustee at least 7 business days before the last day on which such rights may be exercised, the Trustee shall exercise a proportion of such rights by selling sufficient of the rights, nil paid, so that out of the net proceeds of sale, the balance of the rights may be exercised.

64.5
Any shares, securities or rights acquired by the Trustee on behalf of a Participant upon the exercise of such rights as are mentioned in Rule 64.2 and which are conferred in respect of all ordinary shares in the Company and are acquired in the manner mentioned in Rule 64.4 shall, for the purposes of this Part E, be held by the Trustee as Plan Shares and be deemed to have been awarded to, or acquired by the Trustee on behalf of, the Participant in the same way and at the same time as were the Participant’s Plan Shares in respect of which such rights were conferred.

64.6
Subject to Rule 64.5, any shares or other securities or rights acquired by the Trustee on behalf of a Participant in any of the circumstances mentioned in Rules 64.1 or 64.2 (otherwise than any new securities allotted by the Company by way of capitalisation issue to the Trustee in respect of a Participant’s Plan Shares) shall not be held in the Plan and shall not form part of that Participant’s Plan Shares, but shall be held by the Trustee as bare trustee for the Participant subject to the provisions of Rule 59.2.2 to be read and construed as if references to “Shares” were references to such shares, other securities or rights.

65.
HOLDING PERIOD: FREEDOM TO AUTHORISE TRUSTEE TO ACCEPT A GENERAL OFFER ETC

65.1
A Participant may during the Holding Period direct the Trustee to:

65.1.1
accept an offer for any of his Free or Matching Shares (referred to in this Rule 65.1.1 as the “Original Shares”) if the acceptance or agreement will result in a new holding being equated with the Original Shares for the purposes of capital gains tax;

65.1.2
accept an offer of a Qualifying Corporate Bond (whether alone or with other assets or cash or both) for his Free or Matching Shares if the offer forms part of such a general offer as is mentioned in Rule 65.1.3 below;

65.1.3
accept an offer of cash, with or without other assets, for his Free or Matching Shares if the offer forms part of a general offer which is made to holders of shares of the same class as his or of shares in the same company and which is made in the first instance on a condition such that if it is satisfied the person making the offer will have control of that company, within the meaning of section 449 of the CTA 2010; or

65.1.4
agree to a transaction affecting his Free or Matching Shares or such of them as are of a particular class, if the transaction would be entered into pursuant to a compromise, arrangement or scheme applicable to or affecting:-

(a)
all of the ordinary share capital of the Company or, as the case may be, all the shares of the class in question; or

(b)
all the shares, or all the shares of the class in question, which are held by a class of shareholders identified otherwise than by reference to their employment or their participation in a Schedule 2 SIP; or

(c)
if in the case of a takeover offer (as defined in section 974 CA 2006) there arises a right under section 983 CA 2006 to require the offeror to acquire the Participant’s Free or Matching Shares, or such of them as are of a particular class, to exercise that right.

66.
COMPANY RECONSTRUCTIONS

66.1
The provisions of this Rule 66 apply if, in relation to any of a Participant’s Plan Shares (the “Original Holding”) there is a transaction:

66.1.1
which results in a new holding (the “New Holding”) being equated with the Original Holding for the purposes of capital gains tax; or

66.1.2
that would have that result but for the fact that what would be the New Holding consists of or includes a Qualifying Corporate Bond

Such a transaction is referred to in this Rule 66 as a “Company Reconstruction”.
66.2
If an issue of shares of any of the following descriptions (in respect of which a charge to income tax arises) is made as part of a Company Reconstruction, such shares shall not form part of the New Holding:

66.2.1
redeemable shares or securities issued as mentioned in section 1000C of the CTA 2010;

66.2.2
share capital issued in circumstances such that section 1022 of the CTA 20 10 applies; or

66.2.3
share capital to which section 1049 of the CTA 2010 applies.

66.3
Subject to the following provisions of this Rule 66, references in this Plan to a Participant’s Plan Shares or, as the case may be, a Participant’s Partnership Shares or a Participant’s Free Shares or a Participant’s Matching Shares or a Participant’s Dividend Shares shall be respectively construed, after the time of the Company Reconstruction, as being or, as the case may be, as including references to any shares comprised in the New Holding (the “New Shares”).

66.4
For the purposes of this Plan:

66.4.1
a Company Reconstruction shall be treated as not involving a disposal of shares comprised in the Original Holding; and

66.4.2
the date on which any New Shares are to be treated as having been awarded to or acquired on behalf of the Participant shall be that on which the corresponding Shares comprised in the Original Holding were so awarded or acquired.

66.5
In the context of a New Holding, any reference in this Rule 66 to shares includes securities and rights of any description which form part of the New Holding for the purposes of Chapter II of Part IV of the Taxation of Chargeable Gains Act 1992.

67.
REINVESTMENT OF CASH DIVIDENDS IN PLAN SHARES

67.1
The Directors may at any time determine and notify all Participants that, with effect from such date as they shall specify:

67.1.1
cash dividends paid to the Trustee in respect of every Participant’s Plan Shares shall, subject to Rule 67.4, be applied by the Trustee in acquiring further Shares on behalf of each such Participant;

67.1.2
if a Participant so elects in writing, cash dividends paid to the Trustee more than 30 days (or such shorter period as the Trustee may specify) after the Trustee has received such request shall, subject to Rule 67.4, be applied by the Trustee in acquiring further Plan Shares on behalf of each such Participant on the date set by the Trustee (which shall be the same date in relation to all Participants) being a date within 30 days after the dividends are received by the Trustee; or
67.1.3
(whether or not any Participant has made such an election), all cash dividends paid to the Trustee in respect of every Participant’s Plan Shares shall, with effect from 30 days (or such shorter period as the Trustee may specify) after the date of such notice, be paid by the Trustee to each such Participant in cash.

67.2
A Participant who has made an election as mentioned in Rule 67.1.2 above may at any time thereafter give notice in writing to the Trustee revoking that election and the Trustee shall give effect to such revocation (so that all cash dividends paid to the Trustee in respect of that Participant’s Plan Shares shall thereafter be paid by the Trustee to the Participant in cash) as soon as practicable after such notice has been received.

67.3
Any such election as mentioned in Rule 67.1.2, and any such notice of revocation as mentioned in Rule 67.2, shall relate to all, and not some only, of a Participant’s Plan Shares.

67.4
Unless the Directors determine and specify otherwise on any occasion, the Trustee shall apply all the cash dividends received and held on a Participant’s behalf in acquiring shares on behalf of that Participant. If, on any occasion, the Directors decide to specify a different amount for the Trustee to so apply, their decision shall set out either the specific amount (as a limit, percentage or otherwise) or how that amount is to be determined.

67.5
The Shares which are so acquired on behalf of a Participant using cash dividends paid to the Trustee in respect of a Participant’s Plan Shares:

67.5.1
shall be Shares of the same class and carry the same rights as the Shares in respect of which the dividend is paid; and

67.5.2
shall be held by the Trustee on behalf of the Participant upon and subject to the provisions of this Part E of the Plan.

67.6
The number of Shares so acquired on behalf of each Participant shall be a whole number determined by dividing the amount to be so applied (plus any amount brought forward as mentioned in Rule 67.7) by the Market Value of a Share on the Acquisition Date.

67.7
Any cash balance remaining shall be retained and carried forward by the Trustee and added to the amount so applied on the next occasion SAVE THAT:

67.7.1
any amount of cash dividend so carried forward shall be separately identified by the Trustee; and

67.7.2
upon the Participant ceasing to hold Relevant Employment or the Directors giving notice under Rule 9 to terminate the Plan such sum shall as soon as practicable be paid over to the Participant.

67.8
In exercising its powers in relation to the acquisition of Dividend Shares, the Trustee shall treat Participants fairly and equally.

68.
HOLDING PERIOD FOR DIVIDEND SHARES

68.1
Except as mentioned in Rule 68.2, a Participant shall be bound by his Participation Agreement or Partnership Share Agreement, as the case may be:-

68.1.1
for so long as the Participant remains in Relevant Employment to permit his Dividend Shares to remain in the hands of the Trustee; and

68.1.2
not to assign, charge or otherwise dispose of his beneficial interest in such Dividend Shares for a period of 3 years beginning with the date on which such Shares are acquired on behalf of the Participant.
68.2
A Participant’s obligation to permit his Dividend Shares to remain in the hands of the Trustee throughout the Holding Period shall be subject to the following exceptions:

68.2.1
the Trustee may at any time dispose of such a Participant’s Plan Shares as may be necessary to realise sufficient monies to satisfy any obligation under PAYE as mentioned in Rule 70.1; and

68.2.2
a Participant may during the Holding Period direct the Trustee to deal with any of such Participant’s Plan Shares as mentioned in Rule 65 (read and construed as if references in that rule to Free and Matching Shares included references to Dividend Shares).

69.
NOTIFICATION OF ACQUISITION OF DIVIDEND SHARES

69.1
As soon as practicable after any Dividend Shares have been acquired on behalf of a Participant, the Trustee shall notify the Participant of:

69.1.1
the number of Shares so acquired;

69.1.2
the description of such Shares;

69.1.3
the Market Value of such Shares as at the Acquisition Date;

69.1.4
the date on which the Holding Period ends; and

69.1.5
the amount of any surplus cash dividends being carried forward.

70.
PAYE

70.1
If, in consequence of any of a Participant’s Plan Shares ceasing to be held in the Plan, the Participant is chargeable to income tax in accordance with Chapter 6 of Part 7 of ITEPA and an obligation to make a deduction required under PAYE arises in respect of that charge then:-

70.1.1
unless within 14 days of the date on which the Shares in question cease to be so held (or, if earlier, the date on which the Trustee receives notice of such withdrawal) the Participant pays to the Trustee sufficient money to enable such obligation to be discharged, the Trustee may retain and dispose of any of the Shares so ceasing to be held in the Plan or any of the Participant’s remaining Plan Shares (if any) as shall be necessary to raise sufficient funds (after deduction of expenses and commissions) to discharge such obligation; and

70.1.2
subject to Rule 70.5, the Trustee shall pay to the Participant’s Employer Company a sum which is sufficient to enable the Participant’s Employer Company to discharge that obligation.

70.2
If on any occasion the Trustee receives a sum of money which constitutes (or forms part of) a Capital Receipt in respect of which a Participant is chargeable to income tax under Chapter 6 of Part 7 of ITEPA, the Trustee shall, subject to Rule 70.6, pay out of that sum of money to the Participant ‘s Employer Company an amount equal to that on which income tax is so payable and the Participant’s Employer Company shall pay over that amount to the Participant subject to deduction of income tax and NICs under PAYE.

70.3
If a Participant disposes of his beneficial interest in any Plan Shares to the Trustee, and the Trustee is deemed for the purposes of Schedule 2 to have disposed of such Shares for any consideration, the Trustee shall, for the purposes of Rule 70.2, be deemed to have received such consideration as the proceeds of disposal of the Participant’s Plan Shares.

70.4
For the purposes of this Rule 70 “Participant’s Employer Company” means a company:

70.4.1
of which the Participant is an employee at the time when the Participant’s Plan Shares cease to be held in the Plan (as mentioned in Rule 70.1) or when the Trustee receives or is deemed to receive the sum of money referred to in Rule 70.2; and

70.4.2
to whom PAYE then applies.

70.5
If, in consequence of any of a Participant’s Plan Shares ceasing to be held in the Plan, a Participant is chargeable to income tax in accordance with Chapter 6 of Part 7 of ITEPA and either:

70.5.1
there is no Participant’s Employer Company; or

70.5.2
H M Revenue & Customs are of the opinion that it is impracticable for the Participant’s Employer Company to make a deduction of income tax under PAYE and so direct then the Trustee shall account for income tax under PAYE in respect of an amount equal to that on which income tax is payable as if the Participant were a former employee of the Trustee.
70.6
If the Trustee receives a sum of money as mentioned in Rule 70.2 and either:

70.6.1
there is no Participant’s Employer Company; or

70.6.2
H M Revenue & Customs are of the opinion that it is impracticable for the Participant’s Employer Company to make a deduction of income tax under PAYE and so direct then in paying over to the Participant the Capital Receipt, the Trustee shall make a deduction of income tax under PAYE in respect of an amount equal to that on which income tax is payable as mentioned in Rule 70.2, as if the Participant were a former employee of the Trustee.

70.7
The reference in Rule 70.1 to a disposal of Shares shall be construed as including a reference to a purchase by the Trustee of the beneficial interest in such Shares.

PART F: GLOSSARY
71.
DEFINITIONS

The following words and expressions shall, where they are used in the Plan, have the following meanings:-
“Accumulation Period”	If applicable, in relation to Partnership Shares, the period During which a Participant’s Partnership Share Money is accumulated by the Trustee pending the acquisition of Partnership Shares or its repayment to such person
“Acquisition Date”	in relation to an acquisition of Partnership Shares, the date mentioned in Rule 22.5 and, in relation to Dividend Shares, the date mentioned in Rule 67.1.2
“Acquisition Period”	means, for the purposes of Rule 25.4 and in relation to an acquisition of Partnership Shares by the Trustee on behalf of a Participant:
(a) if there was no Accumulation Period, the period beginning with the deduction of the Partnership Share Money and ending with the Acquisition Date; and
(b) if there was an Accumulation Period, the period beginning with the end of that period and ending immediately before the Acquisition Date
“Administrator”	such person as is from time to time appointed by the Trustee with the approval of the Company to administer the Plan and to whom the Trustee has delegated the necessary administrative powers pursuant to Clause 5.21 of the Deed
“Articles of Association”	the articles of association of the Company
“Associated Company”	has the meaning given in paragraph 94 of Schedule 2
“Award Date”	in relation to Free Shares or Matching Shares, the date on which such Shares are awarded
“Bank”	a person who falls within section 991(2)(b) of the Income Tax Act 2007; a building society within the meaning of the Building Societies Act 1986; or a European Economic Area firm of the kind mentioned in paragraph 5 of Schedule 3 to the Financial Services and Markets Act 2000 which has permission under paragraph 15 of that schedule (as a result of qualifying for authorisation under paragraph 12(1) of that schedule) to accept deposits
“Benefits Code”	as defined in section 63 of ITEPA
“Capital Receipt”	has the same meaning as in section 502 of ITEPA
“Company”	Luxfer Holdings PLC (registered number 03690830)
“Connected Company”	has the meaning given in paragraph 18(3) of Schedule 2

“Control”	has the same meaning as in section 719 of ITEPA
“CTA 2010”	means the Corporation Tax Act 2010
“Dealing Day”	a day on which the New York Stock Exchange is open for business
“Deed”	the trust deed of the Plan Trust
“Directors”	the board of Directors of the Company or a duly-authorised committee of such Directors
“Dividend Shares”	Shares acquired by the Trustee on behalf of a Participant using dividends paid in respect of such Participant’s Plan Shares and which are held in the Plan
“Eligible Employee”	in relation to an acquisition of Shares pursuant to Part B, or an award of Shares under Parts C or D, on any occasion, a Plan Employee who satisfies all of the relevant conditions for participating in the Plan mentioned in Rule 7.1
“Financial Year”	a financial year of the Company
“Free Shares”	Shares awarded to an Eligible Employee in accordance with Part D of the Plan and which are held in the Plan
“Group”	the Company and each and every company which is for the time being controlled by the Company and is also a Subsidiary
“Holding Period”	in relation to a Participant’s Matching Shares and Free Shares, the periods specified by the Directors as respectively mentioned in Rules 37 and 53 and, in relation to Dividend Shares, the period of three years mentioned in Rule 68
“ITEPA”	means the Income Tax (Earnings and Pensions) Act 2003
“Key Feature”	means a feature of this Plan if it relates to a provision that is necessary in order to meet the requirements of Schedule 2
“Market Value”	in relation to a Share on a given date:

(a)
if all the Shares to be acquired or awarded on a particular occasion are purchased by the Trustee on a Recognised Exchange over 5 or fewer consecutive Dealing Days ending either on the Award Date or Acquisition Date as appropriate or the Dealing Day immediately preceding the Award Date or Acquisition Date as appropriate, the average purchase price of those Shares;

or if all the Shares are not so purchased, either

(b)
if shares in the Company of the same class as the Shares are then listed on a Recognised Exchange, the average of the middle market quotations of a Share for the 5 immediately preceding Dealing Days; or

(c)
in any other case, the market value of a Share on the Award Date or Acquisition Date (as appropriate) (or on such earlier date or dates as may be agreed in advance in writing with H M Revenue & Customs Shares and Assets Valuation) determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance with H M Revenue & Customs,

PROVIDED THAT if Shares are subject to any Restriction, they are to be determined as if they were not subject to the Restriction for the purposes of calculating the Market Value Shares awarded to an Eligible Employee as mentioned in Part C and which are held in the Plan
“Matching Shares”
“New Shares”	has the meaning given in Rule 66.3
“NICs”	National Insurance contributions
“Non-Qualifying Salary”	any particular description of earnings, paid to Eligible Employees, which is determined by the Directors not to be Salary for the purposes of Rule 17.1, pursuant to paragraph 4A(b) of Schedule 2
“Participant”	a person who has been awarded Shares or on whose behalf Shares have been acquired, which are for the time being held in the Plan
“Participant’s Employer Company”	has the meaning given in Rule 70.4
“Participating Company”	a company which is a member of the Group in relation to which the Directors have resolved that the employees of such company may, if so permitted by the rules of the Plan, be eligible to participate in this Plan
“Participation Agreement”	a contract between the Company and a Plan Employee in a form determined by the Directors from time to time and which complies with Schedule 2
“Partnership Shares”	Shares acquired by the Trustee on behalf of an Eligible Employee using Partnership Share Money and which are held in the Plan

“Partnership Share Agreement”	a contract between the Company and a Plan Employee in a form determined by the Directors from time to time and which conforms with the requirements of Rule 13.1 and complies with Schedule 2
“Partnership Share Money”	money deducted from a Participant’s Salary pursuant to a Partnership Share Agreement and held by the Trustee pending the acquisition of Partnership Shares or its repayment to such person
“PAYE”	the rules and regulations governing the obligation of an employer or other person to account for:
(a) income tax as mentioned in Part 11 of ITEPA or regulations made under Section 684 of ITEPA; and
(b) NICs
“Performance Unit”	in relation to the allocation and award of Free Shares by reference to performance, any one or more of:
(a) the Group;
(b) a Participating Company; or
(c) any business or part of a business of a Participating Company or any one Plan Employee or group of two or more Plan Employees as shall be specified by the Directors
PROVIDED THAT no Employee shall be a member of more than one such group
“Personal Representatives”	in relation to a Participant, the legal personal representatives of the Participant (being either the executors of his will or if he dies intestate the duly appointed administrator(s) of his estate) who have provided to the Directors evidence of their appointment as such
“Plan”	the Luxfer Share Incentive Plan as approved by H M Revenue & Customs as amended from time to time in accordance with Rule 8
“Plan Employee”	an employee of a Participating Company who:
(a) is a UK resident taxpayer as defined in paragraph 8(2) of Schedule 2; or
(b) has been nominated by the Directors
“Plan Shares”	Free and Matching Shares which have been awarded to an Eligible Employee and Partnership Shares which have been acquired by the Trustee on behalf of an Eligible Employee and Dividend Shares which have been acquired by the Trustee on behalf of a Participant and any Shares acquired as mentioned in Rules 64.5 and 66.3 but subject to Rule 64.6

“Plan Trust”	the trust established by the Company by the execution of the Deed (a pro-forma of which is set out in Part G) for use in conjunction with this Plan for the purpose, amongst other matters, of holding on behalf of Participants legal title to Plan Shares
“Qualifying Company”	in relation to a Qualifying Period:
(a) a company that is a Participating Company at the end of the Qualifying Period;
(b) a company that, when the individual concerned was employed by it, was a Participating Company; or
(c) a company that, when the individual concerned was employed by it, was an Associated Company of either:
(i) any such company as is mentioned in (a) or (b) above; or
(ii) another company which is itself a Qualifying Company
“Qualifying Corporate Bond”	has the meaning given by section 117 of the Taxation of Chargeable Gains Act 1992
“Qualifying Period”	in relation to an individual’s eligibility to acquire Partnership Shares or be awarded Free Shares on any occasion, such period (if any) as is specified by the Directors pursuant to paragraph 16 of Schedule 2 and throughout which the individual must at all times have been an employee of a Qualifying Company
“Recognised Exchange”	means a recognised stock exchange as defined in section 1005 of the Income Tax Act 2007
“Redundancy”	has the same meaning as in the Employment Rights Act 1996
“Relevant Employment”	employment by the Company or any Associated Company
“Restriction”	has the same meaning as in paragraph 99(4) of the Schedule
“Salary”	in relation to a Plan Employee, means such of the earnings of the employment by reference to which he is eligible to participate in the Plan as are liable to be paid under deduction of tax under PAYE after deducting any amounts included by virtue of the Benefits Code or as would be so liable apart from the SIP Code or which would be if that individual were within the scope of the charge to income tax under Part 2 of ITEPA SAVE THAT for the purposes of Rule 17.1, no account shall be taken, in determining the amount of a Participant’s Salary in any tax year, of any amount of Non-Qualifying Salary paid to such Participant
“Schedule 2”	Schedule 2 to ITEPA
“Schedule 2 SIP”	a share plan that meets the requirements of Schedule 2
“Shares”	ordinary shares in the capital of the Company (or, following a Company Reconstruction as mentioned in Rule 66, shares issued in respect of, or which otherwise represent such first-mentioned shares) which, except in the circumstances mentioned in paragraphs 86(4) and 88 of Schedule 2, satisfy the requirements of paragraphs 25 to 29 of Schedule 2
“SIP Code”	has the meaning given in section 488(3) of ITEPA
“Subsidiary”	a subsidiary (within the meaning given in section 1159 of the Companies Act 2006) of the Company
“Tax Year”	a year ending 5 April
“Trustee”	the trustee or trustees for the time being of the Plan Trust
72.
INTERPRETATION OF THE PLAN

72.1
Words and expressions used in the Plan but not defined in this Part F have the same meanings given in, or which they bear for the purposes of, the SIP Code.

72.2
References to the provisions of any Act shall include any statutory consolidation, modification, amendment or re-enactment, or any subordinate legislation made under it for the time being in force.

72.3
Words denoting the singular shall include the plural and vice versa.

72.4
References to an “award” of Shares shall be construed as references to the transfer of the beneficial interest in such Shares (and related expressions shall be construed accordingly).

72.5
References to Shares or to any interest in Shares being “held in the Plan” shall be construed as references to the legal title to such Shares being held by the Trustee, subject to and in accordance with the rules of this Plan (and related expressions shall be construed accordingly).

72.6
References in relation to a Participant to “participation in the Plan” and related expressions shall be construed as references to participation by being a party to either (or both) a Partnership Share Agreement or a Participation Agreement or by reason of any Shares then being held in the Plan on behalf of such Participant.

72.7
References to rules are to the rules set out in this Plan as amended from time to time in accordance with Rule 8.

72.8
References to the “forfeiture” of Free Shares or Matching Shares shall be construed as references to the transfer by a Participant to the Trustee of all of his interest in such Participant’s Free or Matching Shares as mentioned in Rule 61 (and related expressions shall be construed accordingly).

72.9
A Participant shall not be treated for the purposes of this Plan as ceasing to be in Relevant Employment if he remains in the employment of the Company or any company which, in relation to the Company, is an Associated Company.

PART G: PLAN TRUST DEED
THIS TRUST DEED is made on             2019
BETWEEN:
(1)
LUXFER HOLDINGS PLC (registered in England number 03690830) whose registered office is at Lumns Lane, Manchester, M27 8LN (the “Company”); and

(2)
COMPUTERSHARE TRUSTEES LIMITED (registered in England Number 03661515) whose registered office is at The Pavilions, Bridgwater Road, Bristol, BS13 8AE (the “Original Trustee”).

WHEREAS:
(A)
The parties intend, by the execution of this Deed, to establish an employees’ share scheme, the terms of which comply both with the requirements of section 1166 of the Companies Act 2006 and Schedule 2 to the Income Tax (Earnings and Pensions) Act 2003, to facilitate the acquisition and holding of shares by and for the benefit of employees of the Company and of subsidiaries of the Company pursuant to The Luxfer Share Incentive Plan (the “Plan”).

(B)
The Company has paid to the Original Trustee by way of gift the sum of  £10, the receipt of which the Original Trustee acknowledges.

(C)
The Original Trustee has agreed to act as the first trustee of this Trust.

(D)
This Trust shall unless and until the Trustee otherwise determines, be known as The Luxfer SIP Trust.

IT IS AGREED as follows:
1.
INTERPRETATION

1.1
The following words and expressions shall, where they are used in this Deed, have the following meanings:

“Beneficiary”	a bona fide employee or former employee of any member of the Group
“Charity”	any company, trust, association or other body of persons established or charitable purposes only
“Deed”	the provisions of this trust deed as varied or added to from time to time pursuant to and in accordance with Clause 15
“Employees’ Share Scheme”	has the meaning given in section 1166 of the Companies Act 2006
“Foreign Cash Dividend”	means a cash dividend paid in respect of Plan Shares in a company not resident in the United Kingdom
“Takeover Offer”	has the meaning given in section 974 of the Companies Act 2006
“Trust”	the Employee’s Share Scheme constituted by this Deed which shall be known as the Luxfer SIP Trust
“Trustee”	the Original Trustee or other trustee or trustees for the time being of this Trust
“Trust Fund”	(a) the initial sum of £10 paid to the Original Trustee;

(b) all property, other than any Participant’s Partnership Share Money, transferred to the Trustee to hold on the terms of this Trust, including any accumulation of income of such property; and
(c) all property from time to time representing the above
“Trust Period”	means the period beginning with the date hereof and ending upon the first to happen of the following namely:
(a) the expiry of the period of one hundred and twenty five years beginning with the date of this Deed; or
(b) such date as the Trustee (acting with the prior written consent of the Company) shall by deed declare to be the end of the Trust Period (not being a date earlier than the date of such deed)
“Trust Property”	any property comprised in the Trust Fund
All other terms used in this Deed which are defined in Part F (Glossary) to the Plan shall bear the same meanings as in that Glossary.
1.2
For the purposes of the interpretation of this Deed:

1.2.1
words denoting the singular shall include the plural and vice versa;

1.2.2
words denoting the masculine gender shall include the feminine gender;

1.2.3
no account shall be taken of the clause headings which have been inserted for ease of reference only;

1.2.4
references to any statutory provision shall be read and construed as references to such provision as amended or re-enacted from time to time; and

1.2.5
references to clauses are to be read and construed as references to clauses of this Deed unless otherwise stated.

2.
PRINCIPAL TRUSTS

2.1
The Trustee shall during the Trust Period hold the capital and income of the Trust Fund UPON TRUST:

2.1.1
for so long as the Plan remains a Schedule 2 SIP and is not terminated pursuant to Rule 9 of the Plan, for the benefit of Beneficiaries but shall deal with the same only in accordance with the provisions of Clauses 4 and 5; and

2.1.2
subject to Clause 2.1.1 above, for all or such one or more exclusively of the other or others of the Beneficiaries at such age or time or respective ages or times and if more than one in such shares and either absolutely or for such period or respective periods and with such gifts over and upon such trusts (including discretionary trusts) and with or subject to such powers or provisions (whether dispositive or administrative at the discretion of the Trustee or of any one or more of the Beneficiaries or of any other person or persons) and generally in such manner in all respects for the benefit of all or any one or more of the Beneficiaries as the Trustee may at any time or times during the Trust Period by deed or deeds revocable or irrevocable in their discretion appoint

PROVIDED THAT no exercise of the power conferred by this Clause 2.1.2 shall invalidate any prior payment or application of either the capital or income of the Trust Fund or affect any part of the Trust Fund to which any person has become indefeasibly entitled.
2.2
In default of and subject to any appointment made under Clause 2.1, and subject to the provisions of Clause 5, the following trusts shall apply to the capital and income of the Trust Fund:

2.2.1
the Trustee may accumulate the whole or part of the income of the Trust Fund during the Trust Period as an addition to the capital of the Trust Fund and as one fund with such capital for all purposes, but the Trustee may apply such Trust Property as if it were income arising in the then current year;

2.2.2
subject to Clause 5.2, the Trustee shall pay or apply the income of the Trust Fund to or for the benefit of any one or more of the Beneficiaries and if more than one in such proportions and in such manner in all respects as the Trustee shall in its absolute discretion think fit;

2.2.3
the Trustee may at any time or times during the Trust Period realise the whole or any part or parts of the Trust Fund and may pay the same to or apply the same for the benefit of any one or more of the Beneficiaries in such manner as the Trustee shall in its absolute discretion think fit; and

2.2.4
subject to the preceding provisions of this Clause 2, the Trustee shall hold the capital and income of the Trust Fund at the expiry of the Trust Period UPON TRUST for such one or more of the Beneficiaries and if more than one in such proportion and in such manner in all respects as the Trustee shall before the end of the Trust Period, and in its absolute discretion, determine SAVE THAT if there are no such Beneficiaries or in default of such determination the Trustee shall hold the capital and income of the Trust Fund on trust absolutely for such one or more Charity as the Company shall in its discretion determine.

3.
ADDITIONS TO THE TRUST FUND

3.1
The Trustee may at any time accept a gift of Shares or other assets to be held as an addition to the Trust Fund.

3.2
Any member of the Group may from time to time at its sole discretion transfer pay or credit sums of money to the Trustee to be held as an addition to the Trust Fund, and nothing in this Deed shall confer on the Trustee any right to receive any such transfer, payment or credit or create any trust of the money intended to be transferred, paid or credited unless and until the same shall have been actually transferred, paid or credited to the Trustee.

3.3
If Shares are listed on any Recognised Exchange, the Company shall apply for a listing for any Shares subscribed by the Trustee.

4.
PARTNERSHIP SHARE MONIES AND PARTNERSHIP SHARES

4.1
The Trustee shall accept any Participant’s Partnership Share Money and shall hold such funds upon trust for the benefit of such Participant and shall deal with such funds and with any income from the investment of such funds only in accordance with the Plan SAVE THAT the Trustee shall be under no duty or obligation to deposit such funds in an interest-bearing account.

4.2
The Trustee shall apply each Participant’s Partnership Share Money in acquiring Shares in accordance with the Plan by:

4.2.1
purchase in the market;

4.2.2
subscription; or

4.2.3
acquisition by purchase from the Trust Fund.

and where such purchase or subscription is to take place in a currency other than sterling, shall convert the accumulated Partnership Share Money into such other currency on the basis of an appropriate exchange rate as agreed with the Company and, where appropriate, in accordance with any communication to Participants.
4.3
The Trustee shall hold a Participant’s Partnership Shares upon trust for the benefit of such Participant and shall deal with such Shares and all rights attaching to such Shares only in accordance with the Plan and this Deed.

5.
TRUSTEE’S POWERS AND DUTIES RELATING TO THE PLAN

5.1
The Trustee shall, if required to do so by the Company or any other regulatory or other legal requirement, adopt the Plan and the Trustee shall join with the Company in giving effect to the Plan.

5.2
For so long as the Plan remains a Schedule 2 SIP, and is not terminated pursuant to Rule 9 of the Plan, the Trust Fund shall not be applied, and this Trust shall not be used, otherwise than for the purposes of giving effect to the Plan provided that if the Plan is terminated pursuant to Rule 9, the Trustee will comply with the requirements of paragraph 90 of Schedule 2.

5.3
The Trustee shall expend any sum received from any member of the Group as a contribution to the Trust Fund for any such one or more of the purposes mentioned in Clause 5.4 as the Trustee shall in its absolute discretion determine and pending such expenditure shall deposit any such contribution with a Bank on such terms as the Trustee may in its absolute discretion think fit.

5.4
The purposes referred to in Clause 5.3 are:

5.4.1
the acquisition of Shares for the purposes of the Plan, whether by purchase in the market, subscription or acquisition by purchase from the Trust Fund and on the basis that:

(a)
where such purchase or subscription is to take place in a currency other than sterling, the Trustee shall convert the relevant sum into such other currency on the basis of an appropriate exchange rate as agreed with the Company and, where appropriate, in accordance with any communication to Participants; and

(b)
for the avoidance of doubt, the Trustee shall only be required to acquire Shares for the purposes of the Plan to the extent it has received payment or otherwise been funded to the extent required to make such acquisition and cover any related costs, charges and expenses;

5.4.2
the repayment of sums borrowed;

5.4.3
the payment of interest on sums borrowed;

5.4.4
satisfying any of the obligations of the Trustee under the Plan; and

5.4.5
paying expenses of the Trustee (including the fees of the Trustee, any Administrator and any professional adviser retained by the Trustee in relation to the operation of the Plan).

5.5
The Trustee may only acquire shares or other securities which are not Shares if:

5.5.1
they are shares or other securities issued to the Trustee in exchange for or in respect of Shares in circumstances mentioned in section 135 of the Taxation of Chargeable Gains Act 1992; or

5.5.2
if they are shares or other securities acquired by the Trustee pursuant to a reconstruction or amalgamation as mentioned in section 136 of that Act.

5.6
The Trustee may at any time and from time to time award Shares to any one or more of the Beneficiaries pursuant to and in accordance with the Plan.

Duty to give notice of award of Free and Matching Shares
5.7
As soon as practicable after any Free Shares or Matching Shares have been awarded to an Eligible Employee the Trustee shall give him notice of the award:

5.7.1
specifying the number and description of those Shares;

5.7.2
confirming whether they are subject to any Restrictions and, if so, the nature of those Restrictions;

5.7.3
stating their Market Value on the Award Date; and

5.7.4
the Holding Period applicable to them.

Duty to give notice of acquisition of Partnership Shares
5.8
As soon as practicable after the Trustee has acquired any Partnership Shares on behalf of a Participant, the Trustee shall give him notice of the acquisition:

5.8.1
specifying the number and description of those Shares;

5.8.2
confirming whether they are subject to any Restrictions and, if so, the nature of those Restrictions;

5.8.3
stating the amount of Partnership Share Money applied by the Trustee in acquiring such Partnership Shares;

5.8.4
their Market Value on the Acquisition Date; and

5.8.5
informing him of any amount of surplus Partnership Share Money carried forward.

Duty to give notice of acquisition of Dividend Shares
5.9
As soon as practicable after any Dividend Shares have been acquired on behalf of a Participant the Trustee shall give him notice of the acquisition:

5.9.1
specifying the number and description of those Shares;

5.9.2
confirming whether they are subject to any Restrictions and, if so, the nature of those Restrictions;

5.9.3
stating their Market Value on the Acquisition Date;

5.9.4
stating the Holding Period applicable to them; and

5.9.5
informing him of any surplus amount of cash dividends carried forward.

Foreign cash dividends
5.10
If the Trustee receives any Foreign Cash Dividend in respect of any of a Participant’s Plan Shares, the Trustee shall notify the Participant of the amount of any foreign tax deducted from the dividend before it was paid.

Duty to deal with Plan Shares
5.11
The Trustee shall hold and deal with all Shares awarded to or acquired on behalf of any Participant only in accordance with the terms of Part E of the Plan and the following provisions of this Deed.

General duty of Trustee to retain Free Matching and Dividend Shares
5.12
Save as mentioned in Clause 5.13, the Trustee shall not dispose of any of a Participant’s Plan Shares that are Free Shares, Matching Shares or Dividend Shares (whether to the Participant or otherwise) at any time during the Holding Period relating to such Shares unless the Participant ceases to be in Relevant Employment.

5.13
The duty imposed by Clause 5.12 shall not restrict the Trustee from disposing of any of a Participant’s Plan Shares in accordance with a provision of the Plan which gives effect to the requirements of any of the paragraphs of Schedule 2 mentioned in paragraph 73(3) of Schedule 2.

Power of Trustee to raise funds to subscribe for a rights issue
5.14
The Trustee may, subject to Clause 5.18, dispose of some of the rights under a rights issue in order to be able to obtain sufficient funds to exercise other such rights.

5.15
For the purposes of Clause 5.14, “rights issue” means rights conferred in respect of a Participant’s Plan Shares to be allotted, on payment, other shares or securities or rights of any description in the same company.

Duty of Trustee on Participant ceasing to be in Relevant Employment
5.16
If a Participant ceases to be in Relevant Employment, subject to Rule 61 of the Plan, the Trustee shall as soon as is practicable:

5.16.1
transfer such Participant’s Plan Shares to the Participant or another person at his direction; or

5.16.2
dispose of the Shares and account (or hold itself ready to account) for the proceeds to the Participant or to another person at his direction.

General duties to Participants
5.17
The Trustee shall pay over to a Participant any money or money’s worth received by the Trustee in respect of or by reference to any of such Participant’s Plan Shares, other than money or money’s worth consisting of New Shares SAVE THAT this duty of the Trustee shall not prevent the Trustee from reinvesting cash dividends in accordance with the Plan nor from doing anything in fulfilment of its obligations under or in relation to PAYE.

5.18
Subject to Clause 5.16, the Trustee shall dispose of a Participant’s Plan Shares and deal with any right conferred in respect of any of his Plan Shares to be allotted other shares, securities or rights of any description only pursuant to a direction given by or on behalf of the Participant SAVE THAT the Trustee may dispose of any of a Participant’s Plan Shares which cease to be held in the Plan and any of a Participant’s remaining Plan Shares to meet any obligation imposed on the Trustee under or in relation to PAYE (unless the Participant has paid to the Trustee such sum as is sufficient to meet such obligation, in accordance with Rule 70 of the Plan).

Duties in relation to tax liabilities
5.19
The Trustee shall:

5.19.1
maintain such records as may be necessary for the purposes of complying with any obligations of the Trustee or of any member or former member of the Group under PAYE and NICs so far as they relate to the Plan; and

5.19.2
when a Participant becomes liable to income tax under Chapter 3 or 4 of Part 4 of the Income Tax (Trading and Other Income) Act 2005 or ITEPA by reason of the occurrence of any event, inform him of any facts relevant to determining that liability.

5.20
References in the preceding provisions of this Clause 5 to a Participant include, in relation to a Participant who has died, a reference to his Personal Representatives.

Administration of the Plan
5.21
The Trustee may from time to time appoint any such person as it considers appropriate to act as Administrator or to hold Shares as nominee or custodian in a designated account and in that event the Trustee shall delegate to such person such of the Trustee’s administrative powers and duties as shall be necessary or appropriate to enable such person to procure the award of Shares to, and the acquisition of Shares on behalf of, Eligible Employees and Participants and generally to administer the operation of the Plan PROVIDED THAT:-
5.21.1
no such delegation shall take effect so as to divest the Trustee of any duty imposed on the Trustee by the provisions of this Deed; and

5.21.2
the Trustee shall remain liable for the acts and defaults of such person to the intent that Section 23 of the Trustee Act 2000 shall not apply.

5.22
The Trustee may pay the costs and expenses of any Administrator out of the Trust Fund.

Power to take and pay for professional advice
5.23
The Trustee may, for the purpose of enabling the Trustee or any Administrator to exercise the powers and duties of this Trust, seek and act upon the advice of any such firm of legal or other professional advisers and may pay for such advice out of the Trust Fund PROVIDED THAT no such advice shall be sought by the Trustee or the Administrator on any occasion without the prior approval (which shall not be unreasonably withheld) of the Company as to the choice of such adviser and the terms on which such advice shall be sought.

Provision of information to the Company
5.24
The Trustee shall provide to the Company and every other member of the Group all such information relating to the operation of the Plan as shall, in the opinion of the Directors, be necessary to enable each such member of the Group to fulfil its obligations to account for income tax and NICs under PAYE.

5.25
The Trustee shall, from time to time, provide to the Company such other information, relating to the operation of the Plan and to the individual entitlements of any or all of the Participants as the Company may request, and shall do so within such reasonable period as the Company may specify.

Residual Shares
5.26
If any Shares (other than a Participant’s Plan Shares) remain Trust Property after either:

5.26.1
Shares have been awarded to Participants in accordance with the Plan on any occasion; or

5.26.2
the requirements of paragraph 90 of Schedule 2 have been complied with the Trustee shall, if the Company so directs, hold such Shares upon trust to sell such Shares in the market and pay or apply the net proceeds of sale (after deduction of all costs and expenses and of such amount as, in the opinion of the Trustee, is sufficient to enable the Trustee to discharge in full all of its current and future liabilities, whether actual or contingent) to or for the benefit of Participating Companies in such proportions, having regard to their respective contributions, to the Trust Fund as the Company shall direct.

Duty to monitor Participants in connected plans
5.27
The Trustee shall maintain records of Participants who in the same Tax Year have participated in one or more other Schedule 2 SIPs established by the Company or a Connected Company.

6.
TRUSTEE’S DEALINGS IN SHARES

6.1
For the purpose of enabling the Directors to ensure compliance by the Company and by its Directors with the rules and regulations imposed by the New York Stock Exchange, the Trustee shall inform the secretary of the Company in writing in advance of any dealing by the Trustee in Shares (otherwise than any award of Shares to or acquisition of Partnership Shares or Dividend Shares on behalf of, a Participant who is not a Director of the Company being a dealing pursuant to or done for the purpose of giving effect to the operation of the Plan).

6.2
If the Trustee provides any benefit (in whatever form) out of the Trust Fund to any Beneficiary (otherwise than pursuant to the Plan) the Trustee shall give details of such benefit to the secretary of the Company.

6.3
The Trustee shall not deal in Shares or other securities of the Company at any time if the Trustee is aware or has received notice in writing from the Company that any such dealing at that time would cause the Company or any Subsidiary or any Director, officer or employee of the Company or any Subsidiary to be in breach of the provisions of the code of dealing adopted by resolution of the Directors of the Company imposing restrictions upon dealings by Directors and employees in Shares or securities of the Company as required by the rules of the New York Stock Exchange PROVIDED THAT nothing in this Clause 6.3 shall compel the Trustee to enquire from the Company or any Subsidiary as to whether such dealing would breach any such provisions.

Waiver of Trustees’ dividend and voting rights
6.4
The provisions of Clauses 6.5 and 6.6 shall not apply (so that the Trustee shall not be taken to have waived its rights to receive dividends and/or exercise voting rights) throughout any period in relation to which the Company has given notice in writing to the Trustee that such provisions shall not apply PROVIDED THAT no such period shall commence before the date on which such notice is received by the Trustee.

6.5
Whilst and for so long as any Shares are held by the Trustee and no beneficial interest in such Shares is vested in any Beneficiary the Trustee shall waive any right to dividend payments in respect of such Shares and the Trustee shall not be liable for any loss to the Trust Fund as a result of such waiver.

6.6
Whilst any Shares in the Company are held by the Trustee the Trustee shall refrain from exercising any voting rights which may attach to the Shares SAVE THAT if the beneficial interest in any Share is vested in any Beneficiary then the Trustee shall comply with the provisions of Rule 63 of the Plan.

7.
INVESTMENT POWERS

7.1
The Trustee may apply the whole or any part of the Trust Fund in the acquisition of Shares by subscription or by purchase from any person at a price which is not greater than the price which the Trustee would otherwise have to pay for the purchase of such Shares on the New York Stock Exchange (or, if such Shares are not listed on the New York Stock Exchange, in the open market) at the time of purchase.

7.2
The Trustee shall not be under any obligation to diversify the investment of the Trust Fund and, in particular, may:

7.2.1
retain, in their existing condition, any investments, including Shares or other securities of the Company, or other property (including uninvested money) for the time being forming part of the Trust Fund for so long as the Trustee in its absolute discretion thinks fit notwithstanding that the same may comprise the sole investment of the Trust Fund; and

7.2.2
at its absolute discretion, invest the whole of the Trust Fund in the shares or securities of any one company without being liable for any loss occasioned thereby.
7.3
The Trustee shall be under no obligation to:

7.3.1
become a Director or officer, or interfere in the management or affairs, of any company any of the shares or stocks of which are, for the time being, comprised in the Trust Fund or any company associated with such company, notwithstanding that the Trustee has (whether directly or indirectly) a substantial holding in or Control of any such company; or

7.3.2
seek information about the affairs of any such company

but may leave the conduct of the affairs of any such company to its Directors or other persons managing the company (so long as they have no actual notice of any act of dishonesty on the part of such Directors or others in connection with the management of the company).
8.
ADDITIONAL POWERS

8.1
In addition to all the powers vested in trustees by law or statute, the Trustee shall have the following powers regarding the Trust Fund:

8.1.1
power to invest or hold or allow to remain in the name or under the control of any person as nominee or bare trustee of the Trustee the whole or such part of the Trust Fund as the Trustee shall in its absolute discretion think fit and the Trustee shall not be liable for any loss to the Trust Fund or the income of the Trust Fund occasioned by the exercise of this power;

8.1.2
power to promote, alone or with others, and to approve, concur or acquiesce in, or agree to carry into effect, alone or with others, any scheme, proposal or offer for or leading to or being a step in:

(a)
the reconstruction or amalgamation with any other company or corporation of any company or corporation in whose securities the Trust Fund or any part of the Trust Fund shall be for the time being invested;

(b)
the release, modification or alteration of the rights, privileges or liabilities attached to any investments or other property forming part of the Trust Fund or attached to any property whatever having rights affecting any such investments or other property; or

(c)
the exchange of any investments or other property forming part of the Trust Fund for any other investments or other property

8.1.3
power to give warranties and indemnities for the foregoing purposes with power to accept any security, shares or other interest of any description of the reconstructed or purchasing or new company or demerged company or companies in lieu or in exchange for all or any of the original securities, shares or other interest and with power to retain any property so accepted as aforesaid for any period for which the original property could have been retained;

8.1.4
power to apply the Trust Fund or any part of it or the whole or any part of the income of the Trust Fund in paying any stamp duty or stamp duty reserve tax payable in respect of any transfer of or agreement to transfer Shares to a Beneficiary;

8.1.5
power to borrow moneys, for any purpose for which trust moneys may be applied under this Trust, from any person or company (including any member of the Group) on such terms as the Trustee may decide PROVIDED THAT any loan made to the Trustee by any member of the Group shall be on terms which are no less favourable to the Trustee than if it had been made in a transaction made at arm’s length between persons not connected with each other;

8.1.6
power to pay any duties or taxes or other fiscal impositions (together with any related interest or penalties or surcharges) for which the Trustee may become liable and to have entire discretion as to the time and manner in which such duties taxes and fiscal impositions shall be paid and no person interested under this Deed shall be entitled to make any claim whatsoever against the Trustee by reason of such payment;

8.1.7
power to arrange for any member of the Group to account to H M Revenue & Customs or other authority concerned for any amounts deducted from the sums of money paid or credited to the Trustee by any member of the Group or from or in respect of any amounts paid or property transferred by the Trustee to Beneficiaries in respect of income tax or any other deductions required by law;
8.1.8
power to delegate to any other person or persons (including any one or more of themselves) all or any of the administrative and management functions and powers (including investment powers) vested in the Trustee either by virtue of the provisions of this Deed or by virtue of its office as Trustee PROVIDED THAT:

(a)
this power shall apply only after the Plan is no longer a Schedule 2 SIP; and

(b)
the Trustee shall not be entitled to delegate the exercise of discretionary trusts and powers in relation to the Trust Fund which require or empower the determination of beneficial interests in the Trust; and

(c)
no such delegation shall take effect so as to divest the Trustee of any duty imposed on the Trustee by the provisions of this Deed; and

(d)
the Trustee shall remain liable for the acts and defaults of such person to the intent that Section 23 of the Trustee Act 2000 shall not apply;

8.1.9
power to convert any moneys forming part of the Trust Fund into any other property, whether income producing or not, in particular power to acquire any property with moneys forming part of the Trust Fund or the income of the Trust Fund and to transfer such property or any part of it to any Beneficiary in exercise of the Trustee’s powers and discretions;

8.1.10
power to deal with the Trust Fund as if the Trustee were a sole absolute beneficial owner of the Trust Fund;

8.1.11
power to make any payment to any Beneficiary into such Beneficiary’s bank account and in such case the Trustee shall be discharged from obtaining a receipt or seeing to the application of such payment;

8.1.12
power to enter into any agreement or grant any option for the sale or other disposition of any shares, stock or securities comprised in the Trust Fund upon any terms and for any consideration whatsoever and power to give warranties indemnities and undertakings for the above purposes;

8.1.13
subject to Clause 5.2, power to make and to amend by resolution in writing such rules as the Trustee may in its absolute discretion think fit for the purpose of determining the basis upon which the Trust Fund shall be paid or applied to or for the benefit of Beneficiaries;

8.1.14
power in its absolute discretion to enter into any transaction with any other person or persons whether that person or persons is or are acting in a fiduciary capacity or not (being a transaction which apart from foregoing provisions of this Deed the Trustee could properly have entered into if it or any Trustee had not also been or been interested in such other person or persons) notwithstanding that the Trustee or any of them may also be or be interested in such other person or persons and in like manner in all respects as if the Trustee or any of them were not, or were not interested in, such other person or persons; and

8.1.15
power to agree with H M Revenue & Customs that, if the Market Value of any Shares falls to be determined for the purposes of Schedule 2, the Market Value of such Shares shall be determined by reference to such date or dates, or to an average of the values on a number of dates, as may be specified in such agreement.

8.2
Each such power shall be a separate power in addition and without prejudice to the generality of all other powers vested in the Trustee, and the Trustee may exercise all or any of the same from time to time, without the intervention of any Beneficiary, in such manner and to such extent as it shall in its absolute discretion think fit SAVE THAT the Trustee shall not exercise any such power if or to the extent that to do so would be inconsistent with the trusts of this Deed.
8.3
The discretions conferred upon the Trustee by this Deed or by law shall be absolute and unfettered discretions and the Trustee shall not be obliged to give any person beneficially interested under this Trust any reason or justification for any exercise or non-exercise of any such discretion.

9.
PERPETUITY PERIOD

The perpetuity period applicable to this Trust shall be the period of 125 years from the date of execution of this Deed.
10.
TRUSTEE

10.1
Subject to the following provisions of this Clause 10, the statutory power of appointing new or additional trustees of this Trust shall be vested in the Company and the Company shall have the power, exercisable by deed, to remove any person as Trustee and to appoint any new Trustee in the place of such person SAVE THAT:-

10.1.1
the power conferred by this Clause 10.1 shall only be operative and capable of taking effect on the expiry of one month from the date on which the person who is to be removed as Trustee receives notice in writing of such removal and every new Trustee accepts office as such new Trustee; and

10.1.2
if the Company shall be the subject of a Takeover Offer which becomes or is declared unconditional in all respects the Company shall not exercise any power to remove any person as a Trustee or to appoint a new or additional Trustee at any time within the period of thirty days beginning with the date on which such Takeover Offer becomes or is declared unconditional in all respects.

10.2
Every Trustee shall be resident in the United Kingdom and the Company shall immediately remove as a Trustee any Trustee who ceases to be resident in the United Kingdom.

10.3
The minimum number of Trustees shall be two individuals or a body corporate.

10.4
So long as the number of Trustees is below the minimum number, the Trustee shall not be entitled to exercise any discretion or power pursuant to the terms of this Deed.

10.5
Any Trustee may, at any time, by written notice given to the Company and to the remaining Trustees (if any), retire from his office at the expiry of one month from the date when such notice is received by the Company or any shorter period agreed in writing by the Company PROVIDED THAT such retirement shall not take effect unless and until immediately after it there will be as Trustees, (whether by virtue of an appointment taking effect forthwith upon such retirement or otherwise), at least the minimum number of persons required by Clause 10.3 to be the Trustees. If the Company has failed to appoint a replacement Trustee by the expiry of the one month period (or such longer period as may be agreed), and this means that the Trustee’s retirement cannot take effect as a result of this Clause 10.5 and Clause 10.3, the retiring Trustee may by deed appoint an additional Trustee(s) and its retirement shall thereupon become effective.

10.6
Any person who ceases to be a Trustee shall execute and do or make all such transfers or other documents acts or things as may be necessary for vesting the Trust Fund in the new or continuing Trustee or placing it under the control of the Trustee and shall be bound and entitled to assume that any new Trustee is a proper person to have been appointed PROVIDED ALWAYS that if any outgoing Trustee is liable as Trustee for any duties or taxes or fiscal impositions (including without prejudice to the generality of the foregoing words capital gains wealth gifts probate succession death or any other duties or taxes on capital or income) wheresoever arising and whether or not enforceable through the courts of the place where such Trustee is resident or where this Trust is for the time being administered then that person shall not be bound to transfer the Trust Fund as aforesaid unless reasonable security is provided for indemnifying them and their estates against such liability.

10.7
A trust corporation or other corporate trustee may be appointed by deed to be a Trustee upon such terms as to remuneration and otherwise as may be agreed at the time of its appointment by the person or persons making the appointment (on the one hand) and the trust corporation or other corporate trustee (on the other hand).

10.8
The provisions of sections 37 and 39 of the Trustee Act 1925 shall apply to this Trust as if any reference in those sections to a trust corporation were a reference to a company or body corporate carrying on trust business.

11.
REMUNERATION OF THE TRUSTEE

11.1
Any Trustee, or any Director or other officer of a body corporate acting as a Trustee being an individual engaged in any profession or business, shall be entitled to be paid all usual professional or proper charges for work done by him, his firm or his company in connect ion with the trusts declared in this Deed, on the usual terms and conditions of such firm or company in force from time to time including (in addition to reimbursement of such firm or company’s proper expenses, costs and other liabilities) the right to remuneration and the incidence of remuneration whether such work is in the ordinary course of his profession or business or not, including acts which a Trustee, not being in any profession or business, could have done personally.

11.2
Any corporate body acting as Trustee:

11.2.1
may carry out, in its own office, in connection with this Trust, any business which by its constitution it is authorised to undertake and in which it is then, in fact, ordinarily engaged, upon the same terms as would for the time being be made with an ordinary customer and if it is a bank, it shall be entitled to act as a banker to and make advances to the Trustee in connection with the trusts declared in this Deed, without accounting for any profit thereby made and in all respects as if it were not a Trustee; and

11.2.2
may employ as a banker or investment adviser or other agent, on behalf of this Trust, any company, firm or enterprise associated with it PROVIDED THAT such agent is authorised by its constitution to undertake such business and that it is, in fact, ordinarily so engaged and that all charges made by it for work done or services provided in connection with the trusts declared in this Deed are reasonable and normal.

12.
PERSONAL INTERESTS OF TRUSTEE

12.1
No decision of or exercise of a power by the Trustee shall be invalidated or questioned on the grounds that the Trustee or any individual Trustee or any Director or other officer or employee of a body corporate acting as Trustee had an interest in a personal or fiduciary capacity in the result of any decision or in the exercising of any power and any such person may vote in such respect and be taken into account for the purposes of a quorum notwithstanding his interest.

12.2
A Beneficiary who is a Trustee or a Director or other officer or employee of a body corporate acting as Trustee may retain all benefits to which he becomes entitled under this Deed and shall not be liable to account for any property paid to or applied for the benefit of him or any spouse, former spouse, civil partner, child (including step-child) of such Beneficiary.

12.3
Any Trustee, and any Director or other officer or employee of a body corporate acting as Trustee, shall not be precluded from acquiring, holding or dealing with any debentures, debenture stock, shares or securities whatsoever of the Company or any Subsidiary or from entering into any contract or other transact ion with the Company or such Subsidiary or being interested in any such contract or transaction and none of them shall be in any manner whatsoever liable to account to the Company or the Beneficiaries for any resulting profits made or benefits obtained by him or it.

12.4
Any Trustee, or any Director or other officer or any employee of a corporate body acting as Trustee, or any associate or person or body connected with the Trustee may be employed and remunerated as a Director or other officer or employee or as agent or adviser of any company, body or firm in any way connected with this Trust or the Trust Fund and may keep as his property

(and without being liable to account therefor) any remuneration, fees or profits received by him in any such capacity, notwithstanding that his situation or office may have been obtained, held or retained by means or by reason of his position as Trustee or as a Director or an employee or officer of a corporate trustee of the trusts declared in this Deed.
13.
PROTECTION OF THE TRUSTEE

13.1
In the professed execution of the trusts and powers contained in this Deed, no Trustee, or Director or other officer or employee of a body corporate acting as Trustee, shall be liable for any loss arising by reason of:

13.1.1
negligence or fraud of any other trustee of this Trust or Director or other officer or employee of a body corporate acting as such other trustee; or

13.1.2
any mistake or omission made in good faith by any of the trustees or any such other person; or

13.1.3
any other matter or thing except loss arising by reason of fraud, wilful default or negligence on the part of the Trustee or other person who is sought to be made liable.

13.2
The Company HEREBY COVENANTS with the Trustee and every Director or other officer or employee of a body corporate acting as Trustee jointly and severally for themselves and as trustees for their successors in title that it will at all times after the execution of this Deed keep each of them and each of their successors in title as Trustee and each of their estates and effects fully indemnified and saved harmless both before as well as after any removal or retirement of a Trustee pursuant to Clause 10 against all claims, losses, demands, actions, proceedings, charges, expenses, costs, damages, taxes, duties and other liabilities that may be suffered or incurred by it or by any of them in connection with the execution of the trusts and powers of this Deed other than liabilities arising as a consequence of fraud, wilful default or (in the case of a Trustee, or any Director or other officer or employee of a body corporate acting as Trustee, who is engaged in the business of providing a trustee service for a fee) negligence and save to the extent that any such liability is capable of being discharged at the expense of the Trust Fund. In addition, the Trustee shall have the benefit of all indemnities conferred on trustees by the Trustee Acts 1925 and 2000 and generally by law.

14.
INFORMATION SUPPLIED BY THE COMPANY

The Trustee shall be entitled to rely, without further enquiry, on all information supplied to it by the Company or any Participating Company and/or any Directors or officers of the Company or any Participating Company with regard to its duties as trustee of the trusts declared in this Deed whether or not such information is for the purposes of or relates to the operation of the Plan, and the Trustee shall not be liable to any Participant or any member of the Group for any loss arising in consequence of the incompleteness or inaccuracy of any such information.
15.
POWER OF MODIFICATION

15.1
Subject to Clause 15.2, during the Trust Period, the Company shall have power, so as to bind the Trustee, to vary, amend, modify, alter or extend the trusts, powers and provisions of this Deed in any manner and in any particular whatsoever by deed delivered to the Trustee revocable (during the Trust Period) or irrevocable, which shall be expressed to be supplemental to this Deed, and this Deed shall then be read and construed and take effect as if the provisions of such deed were incorporated in this Deed PROVIDED THAT no exercise of these powers may:-

15.1.1
amend the definition of “Beneficiary” in Clause 1.1, or amend Clauses 10.3 (minimum number of trustees), 13.2 (indemnity), or the proviso to Clause 8.1.5 (borrowing) insofar as they relate to loans made by any member of the Group;

15.1.2
confer on any person other than an employee or former employee of any member of the Group any eligibility or entitlement to benefit;

15.1.3
extend the power conferred by this Clause 15 (modification) or remove the restrictions contained in this proviso;

15.1.4
be effective to amend Clauses 10.6 (outgoing Trustee), 10.7 (appointment), 11 (remuneration), 12 (personal interests) or 13 (protection), or otherwise to impose on the Trustee any obligations more onerous than the obligations accepted by the Trustee under this Trust prior to such purported amendment without the prior consent of the Trustee in writing;

15.1.5
cause this Trust to cease to be an Employees’ Share Scheme;

15.1.6
reduce or adversely affect the right or interest of any Beneficiary insofar as such right or interest has been granted, awarded or allocated pursuant to the prior exercise by the Trustee of the Trustee’s powers under this Deed; or

15.1.7
adversely affect the position of the Trustee unless the Trustee gives prior written consent to such amendment.

15.2
For so long as the Plan remains a Schedule 2 SIP, no alteration shall be made to any Key Feature of this Deed which would result in the Plan ceasing to be a Schedule 2 SIP and without compliance with such process as may apply or be required by H M Revenue & Customs from time to time in relation to the amendment of a Key Feature.

15.3
Every power, authority or discretion conferred upon the Trustee or any other person and not expressly made exercisable only during a period allowed by law shall (notwithstanding anything to the contrary expressed or implied in this Deed) only be exercisable during the Trust Period and during such further period if any (whether definite or indefinite) as in the case of the particular power, authority or discretion the law may allow.

16.
PROPER LAW

The trusts of this Trust are established under the laws of England and Wales and subject as provided in this Deed the rights of the Beneficiaries and the rights powers and duties of the Trustee under this Deed and the construction of every provision of this Deed shall be determined according to the laws of England and Wales.
17.
EXCLUSIONS FROM BENEFIT

Notwithstanding anything to the contrary expressed or implied in this Deed, no part of the Trust Fund or its income shall at any time be paid or lent or otherwise applied nor shall any power or discretion in this Deed or by law conferred on the Trustee or on any other person in any circumstances be exercisable or exercised in any manner which causes the Company or any one or more Subsidiaries to be in breach of Chapter 2 of Part 18 of the Companies Act 2006 or causes this Trust to fall outside the provisions of Section 86 of the Inheritance Tax Act 1984.
18.
COUNTERPARTS

This Deed may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Deed but all of the counterparts shall together constitute but one and the same instrument.
19.
IRREVOCABILITY OF TRUSTS

The trusts declared by this Deed are irrevocable.

EXECUTED AS A DEED by the parties on the date which first appears in this Deed.
EXECUTED (but not delivered until dated) as a Deed by LUXFER HOLDINGS PLC acting by:-)
)
)
Director
[Secretary/]Director
EXECUTED (but not delivered until dated) as a Deed under the COMMON SEAL of COMPUTERSHARE TRUSTEES LIMITED in the presence of:-)
)
)
Director
[Secretary/]Director

SCHEDULE 2: Form of Amended and Restated Trust Deed
DATED 20 December 2013

(1) LUXFER HOLDINGS PLC

and

(2) COMPUTERSHARE TRUSTEES LIMITED

TRUST DEED
in relation to
The Luxfer Share Incentive Plan
As restated pursuant to a Deed of Amendment and Restatement dated ♦             2019

THIS TRUST DEED is made on 20 DECEMBER 2013
BETWEEN :-
(1)
LUXFER HOLDINGS PLC (registered in England number 03690830) whose registered office is at Lumns Lane, Manchester, M27 8LN (the “Company”); and

(2)
COMPUTERSHARE TRUSTEES LIMITED(registered in England Number 03661515) whose registered office is at The Pavilions, Bridgwater Road, Bristol, BS13 8AE (the “Original Trustee”).

WHEREAS:-
(A)
The parties intend, by the execution of this Deed, to establish an employees’ share scheme, the terms of which comply both with the requirements of section 1166 of the Companies Act 2006 and Schedule 2 to the Income Tax (Earnings and Pensions) Act 2003, to facilitate the acquisition and holding of shares by and for the benefit of employees of the Company and of subsidiaries of the Company pursuant to The Luxfer Share Incentive Plan (the “Plan”).

(B)
The Company has paid to the Original Trustee by way of gift the sum of  £10, the receipt of which the Original Trustee acknowledges.

(C)
The Original Trustee has agreed to act as the first trustee of this Trust.

(D)
This Trust shall unless and until the Trustee otherwise determines, be known as The Luxfer SIP Trust.

IT IS AGREED as follows:-
INTERPRETATION
1.1
The following words and expressions shall, where they are used in this Deed, have the following meanings:-

“Beneficiary”	a bona fide employee or former employee of any member of the Group
“Charity”	any company, trust, association or other body of persons established for charitable purposes only
“Deed”	the provisions of this trust deed as varied or added to from time to time pursuant to and in accordance with Clause 15
“Employees’ Share Scheme”	has the meaning given in section 1166 of the Companies Act 2006
“Foreign Cash Dividend”	means a cash dividend paid in respect of Plan Shares in a company not resident in the United Kingdom
“Takeover Offer”	has the meaning given in section 974 of the Companies Act 2006
“Trust”	the Employee’s Share Scheme constituted by this Deed which shall be known as the Luxfer SIP Trust
“Trustee”	the Original Trustee or other trustee or trustees for the time being of this Trust

“Trust Fund”	(a) the initial sum of £10 paid to the Original Trustee;
(b) all property, other than any Participant’s Partnership Share Money, transferred to the Trustee to hold on the terms of this Trust, including any accumulation of income of such property; and
(c) all property from time to time representing the above
“Trust Period”	means the period beginning with the date hereof and ending upon the first to happen of the following namely:-
(a) the expiry of the period of one hundred and twenty five years beginning with the date of this Deed; or
(b) such date as the Trustee (acting with the prior written consent of the Company) shall by deed declare to be the end of the Trust Period (not being a date earlier than the date of such deed)
‘Trust Property”	any property comprised in the Trust Fund
All other terms used in this Deed which are defined in Part F (Glossary) to the Plan shall bear the same meanings as in that Glossary.
1.2
For the purposes of the interpretation of this Deed:-

1.2.1
words denoting the singular shall include the plural and vice versa;

1.2.2
words denoting the masculine gende rshall include the feminine gender;

1.2.3
no account shall be taken of the clause headings which have been inserted for ease of reference only;

1.2.4
references to any statutory provision shall be read and construed as references to such provision as amended or re-enacted from time to time; and

1.2.5
references to clauses are to be read and construed as references to clauses of this Deed unless otherwise stated.

2.
PRINCIPAL TRUSTS

2.1
The Trustee shall during the Trust Period hold the capital and income of the Trust Fund UPON TRUST: -

2.1.1
for so long as the Plan remains a Schedule 2 SIP and is not terminated pursuant to Rule 9 of the Plan, for the benefit of Beneficiaries but shall deal with the same only in accordance with the provisions of Clauses 4 and 5; and

2.1.2
subject to Clause 2.1.1above, for all or such oneor more exclusively of the other or others of the Beneficiaries at such age or time or respective ages or times and if more than one in such shares and either absolutely or for such period or respective periods and with such gifts over and upon such trusts (including discretionary trusts) and with or subject to such powers or provisions (whether dispositive or administrative at the discretion of the Trustee or of any one or more of the Beneficiaries or of any other person or persons) and generally in such manner in all respects for the benefit of all or any one or more of the Beneficiaries as the Trustee may at any time or times during the Trust Period by deed or deeds revocable or irrevocable in their discretion appoint PROVIDED THAT no exercise of the power conferred by this Clause 2.1.2 shall invalidate any prior payment or application of either the capital or income of the Trust Fund or affect any part of the Trust Fund to which any person has become indefeasibly entitled.
2.2
In default of and subject to any appointment made under Clause 2.1, and subject to the provisions of Clause 5, the following trusts shall apply to the capital and income of the Trust Fund:-

2.2.1
the Trustee may accumulate the whole or part of the income of the Trust Fund during the Trust Period as an addition to the capital of the Trust Fund and as one fund with such capital for all purposes but the Trustee may apply such Trust Property as if it were income arising in the then current year;

2.2.2
subject to Clause 5.2, the Trustee shall pay or apply the income of the Trust Fund to or for the benefit of any one or more of the Beneficiaries and if more than one in such proportions and in such manner in all respects as the Trustee shall in its absolute discretion think fit;

2.2.3
the Trustee may at any time or times during the Trust Period realise the whole or any part or parts of the Trust Fund and may pay the same to or apply the same for the benefit of any one or more of the Beneficiaries in such manner as the Trustee shall in its absolute discretion think fit; and

2.2.4
subject to the preceding provisions of this Clause 2, the Trustee shall hold the capita l and income of the Trust Fund at the expiry of the Trust Period UPON TRUST for such one or more of the Benefic iaries and if more than one in such proportion and in such manner in all respects as the Trustee shall before the end of the Trust Period, and in its absolute discretion, determine SAVE THAT if there are no such Beneficiaries or in default of such determination the Trustee shall hold the capital and income of the Trust Fund on trust absolutely for such one or more Charity as the Company shall in its discretion determine.

3.
ADDITIONS TO THE TRUST FUND

3.1
The Trustee may at any time accept a gift of Shares or other assets to be held as an addition to the Trust Fund.

3.2
Any member of the Group may from time to time at its sole discretion transfer pay or credit sums of money to the Trustee to be held as an addition to the Trust Fund, and nothing in this Deed shall confer on the Trustee any right to receive any such transfer, payment or credit or create any trust of the money intended to be transferred, paid or credited unless and until the same shall have been actually transferred, paid or credited to the Trustee.

3.3
If Shares are listed on any Recognised Exchange, the Company shall apply for a listing for any Shares subscribed by the Trustee.

4.
PARTNERSHIP SHARE MONIES AND PARTNERSHIP SHARES

4.1
The Trustee shall accept any Participant’s Partnership Share Money and shall hold such funds upon trust for the benefit of such Participant and shall deal with such funds and with any income from the investment of such funds only in accordance with the Plan SAVE THAT the Trustee shall be under no duty or obligation to deposit such funds in an interest-bearing account.

4.2
The Trustee shall apply each Participant’s Partnership Share Money in acquiring Shares in accordance with the Plan by:-

4.2.1
purchase in the market;

4.2.2
subscription; or

4.2.3
acquisition by purchase from the Trust Fund.

and where such purchase or subscription is to take place in a currency other than sterling, shall convert the accumulated Partnership Share Money into such other currency on the basis of an appropriate exchange rate as agreed with the Company and, where appropriate, in accordance with any communication to Participants.
4.3
The Trustee shall hold a Participant’s Partnership Shares upon trust for the benefit of such Participant and shall deal with such Shares and all rights attaching to such Shares only in accordance with the Plan and this Deed.

5.
TRUSTEE’S POWERS AND DUTIES RELATING TO THE PLAN

5.1
The Trustee shall, if required to do so by the Company or any other regulatory or other legal requirement, adopt the Plan and the Trustee shall join with the Company in giving effect to the Plan.

5.2
For so long as the Plan remains a Schedule 2 SIP, and is not terminated pursuant to Rule 9 of the Plan, the Trust Fund shall not be applied, and this Trust shall not be used, otherwise than for the purposes of giving effect to the Plan provided that if the Plan is terminated pursuant to Rule 9, the Trustee will comply with the requirements of paragraph 90 of Schedule 2.

5.3
The Trustee shall expend any sum received from any member of the Group as a contribution to the Trust Fund for any such one or more of the purposes mentioned in Clause 5.4 as the Trustee shall in its absolute discretion determine and pending such expenditure shall deposit any such contribution with a Bank on such terms as the Trustee may in its absolute discretion think fit.

5.4
The purposes referred to in Clause 5.3 are:-

5.4.1
the acquisition of Shares for the purposes of the Plan, whether by purchase in the market, subscription or acquisition by purchase from the Trust Fund and on the basis that:

(a)
where such purchase or subscription is to take place in a currency other than sterling,the Trustee shall convert the relevant sum into such other currency on the basis of an appropriate exchange rate as agreed with the Company and, where appropriate, in accordance with any communication to Participants; and

(b)
for the avoidance of doubt, the Trustee shall only be required to acquire Shares for the purposes of the Plan to the extent it has received payment or otherwise been funded to the extent required to make such acquisition and cover any related costs, charges and expenses;

5.4.2
the repayment of sums borrowed;

5.4.3
the payment of interest on sums borrowed;

5.4.4
satisfying any of the obligations of the Trustee under the Plan; and

5.4.5
paying expenses of the Trustee (including the fees of the Trustee, any Administrator and any professional adviser retained by the Trustee in relation to the operation of the Plan).

5.5
The Trustee may only acquire shares or other securities which are not Shares if:-

5.5.1
they are shares or other securities issued to the Trustee in exchange for or in respect of Shares in circumstances mentioned in section 135 of the Taxat ion of Chargeable Gains Act 1992; or

5.5.2
if they are shares or other securities acquired by the Trustee pursuant to a reconstruction or amalgamation as mentioned in section 136 of that Act.

5.6
The Trustee may at any time and from time to time award Shares to any one or more of the Beneficiaries pursuant to and in accordance with the Plan.

Duty to give notice of award of Free and Matching Shares
5.7
As soon as practicable after any Free Shares or Matching Shares have been awarded to an Eligible Employee the Trustee shall give him notice of the award:-

5.7.1
specifying the number and description of those Shares;

5.7.2
confirming whether they are subject to any Restrictions and, if so, the nature of those Restrictions;

5.7.3
stating their Market Value on the Award Date; and

5.7.4
the Holding Period applicable to them.

Duty to give notice of acquisition of Partnership Shares
5.8
As soon as practicable after the Trustee has acquired any Partnership Shares on behalf of a Participant, the Trustee shall give him notice of the acquisition:-

5.8.1
specifying the number and description of those Shares;

5.8.2
confirming whether they are subject to any Restrictions and, if so, the nature of those Restrictions;

5.8.3
stating the amount of Partnership Share Money applied by the Trustee in acquiring such Partnership Shares;

5.8.4
their Market Value on the Acquisition Date; and

5.8.5
informing him of any amount of surplus Partnership Share Money carried forward.

Duty to give notice of acquisition of Dividend Shares
5.9
As soon as practicable after any Dividend Shares have been acquired on behalf of a Participant the Trustee shall give him notice of the acquisition:-

5.9.1
specifying the number and description of those Shares;

5.9.2
confirming whether they are subject to any Restrictions and, if so, the nature of those Restrictions;

5.9.3
stating their Market Value on the Acquisition Date;

5.9.4
stating the Holding Period applicable to them; and

5.9.5
informing him of any surplus amount of cash dividends carried forward.

Foreign cash dividends
5.10
If the Trustee receives any Foreign Cash Dividend in respect of any of a Participant’s Plan Shares, the Trustee shall notify the Participant of the amount of any foreign tax deducted from the dividend before it was paid.

Duty to deal with Plan Shares
5.11
The Trustee shall hold and deal with all Shares awarded to or acquired on behalf of any Participant only in accordance with the terms of Part E of the Plan and the following provisions of this Deed.

General duty of Trustee to retain Free Matching and Dividend Shares
5.12
Save as mentioned in Clause 5.13, the Trustee shall not dispose of any of a Participant’s Plan Shares that are Free Shares, Matching Shares or Dividend Shares (whether to the Participant or otherwise) at any time during the HoldingPeriod relating to such Shares unless the Participant ceases to be in Relevant Employment.

5.13
The duty imposed by Clause 5.12 shall not restrict the Trustee from disposing of any of a Participant’s Plan Shares in accordance with a provision of the Plan which gives effect to the requirements of any of the paragraphs of Schedule 2 mentioned in paragraph 73(3) of Schedule 2.

Power of Trustee to raise funds to subscribe for a rights issue
5.14
The Trustee may, subject to Clause 5.18, dispose of some of the rights under a rights issue in order to be able to obtain sufficient funds to exercise other such rights.

5.15
For the purposes of Clause 5.14, “rights issue” means rights conferred in respect of a Participant’s Plan Shares to be allotted, on payment, other shares or securities or rights of any description in the same company.

Duty of Trustee on Participant ceasing to be in Relevant Employment
5.16
If a Participant ceases to be in Relevant Employment, subject to Rule 61 of the Plan, the Trustee shall as soon as is practicable:-

5.16.1
transfer such Participant’s Plan Shares to the Participant or another person at his direction; or

5.16.2
dispose of the Shares and account (or hold itself ready to account) for the proceeds to the Participant or to another person at his direction.

General duties to Participants
5.17
The Trustee shall pay over to a Participant any money or money’s worth received by the Trustee in respect of or by reference to any of such Participant’s Plan Shares, other than money or money’s worth consisting of New Shares SAVE THAT this duty of the Trustee shall not prevent the Trustee from reinvesting cash dividends in accordance with the Plan nor from doing anything in fulfillment of its obligations under or in relation to PAY E.

5.18
Subject to Clause 5.16, the Trustee shall dispose of a Participant’s Plan Shares and deal with any right conferred in respect of any of his Plan Shares to be allotted other shares, securities or rights of any description only pursuant to a direction given by or on behalf of the Participant SAVE THAT the Trustee may dispose of any of a Participant’s Plan Shares which cease to be held in the Plan and any of a Participant’s remaining Plan Shares to meet any obligation imposed on the Trustee under or in relation to PAYE (unless the Participant has paid to the Trustee such sum as is sufficient to meet such obligation, in accordance with Rule 70 of the Plan).

Duties in relation to tax liabilities
5.19
The Trustee shall:-

5.19.1
maintain such records as may be necessary for the purposes of complying with any obligations of the Trustee or of any member or former member of the Group under PAYE and NICs so far as they relate to the Plan; and

5.19.2
when a Participant becomes liable to income tax under Chapter 3 or 4 of Part 4 of the Income Tax (Trading and Other Income) Act 2005 or ITEPA by reason of the occurrence of any event, inform him of any facts relevant to determining that liability.

5.20
References in the preceding provisions of this Clause 5 to a Participant include, in relation to a Participant who has died, a reference to his Personal Representatives.

Administration of the Plan
5.21
The Trustee may from time to time appoint any such person as it considers appropriate to act as Administrator or to hold Shares as nominee or custodian in a designated account and in that event the Trustee shall delegate to such person such of the Trustee’s administrative powers and duties as shall be necessary or appropriate to enable such person to procure the award of Shares to, and the acquisition of Shares on behalf of, Eligible Employees and Participants and generally to administer the operation of the Plan PROVIDED THAT:-

5.21.1
no such delegation shall take effect so as to divest the Trustee of any duty imposed on the Trustee by the provisions of this Deed; and

5.21.2
the Trustee shall remain liable for the acts and defaults of such person to the intent that Section 23 of the Trustee Act 2000 shall not apply.

5.22
The Trustee may pay the costs and expenses of any Administrator out of the Trust Fund.

Power to take and pay for professional advice
5.23
The Trustee may, for the purpose of enabling the Trustee or any Administrator to exercise the powers and duties of this Trust, seek and act upon the advice of any such firm of legal or other professional advisers and may pay for such advice out of the Trust Fund PROVIDED THAT no such advice shall be sought by the Trustee or the Administrator on any occasion without the prior approval (which shall not be unreasonably withheld) of the Company as to the choice of such adviser and the terms on which such advice shall be sought.

Provision of information to the Company
5.24
The Trustee shall provide to the Company and every other member of the Group all such information relating to the operation of the Plan as shall, in the opinion of the Directors, be necessary to enable each such member of the Group to fulfil its obligations to account for income tax and NICs under PAYE.

5.25
The Trustee shall, from time to time, provide to the Company such other information, relating to the operation of the Plan and to the individual entitlements of any or all of the Participants as the Company may request, and shall do so within such reasonable period as the Company may specify.

Residual Shares
5.26
If any Shares (other than a Participant’s Plan Shares) remain Trust Property after either:-

5.26.1
Shares have been awarded to Participants in accordance with the Plan on any occasion; or

5.26.2
the requirements of paragraph 90 of Schedule 2 have been complied with the Trustee shall, if the Company so directs, hold such Shares upon trust to sell such Shares in the market and pay or apply the net proceeds of sale (after deduction of all costs and expenses and of such amount as, in the opinion of the Trustee, is sufficient to enable the Trustee to discharge in full all of its current and future liabilities, whether actual or contingent) to or for the benefit of Participating Companies in such proportions, having regard to their respective contributions, to the Trust Fund as the Company shall direct.

Duty to monitor Participants in connected plans
5.27
The Trustee shall maintain records of Participants who in the same Tax Year have participated in one or more other Schedule 2 SIPs established by the Company or a Connected Company.

6.
TRUSTEE’S DEALINGS IN SHARES

6.1
For the purpose of enabling the Directors to ensure compliance by the Company and by its Directors with the rules and regulations imposed by the New York Stock Exchange, the Trustee shall inform the secretary of the Company in writing in advance of any dealing by the Trustee in Shares (otherwise than any award of Shares to or acquisition of Partnership Shares or Dividend Shares on behalf of, a Participant who is not a Director of the Company being a dealing pursuant to or done for the purpose of giving effect to the operation of the Plan).
6.2
If the Trustee provides any benefit(in whatever form) out of the Trust Fund to any Beneficiary (otherwise than pursuant to the Plan) the Trustee shall give details of such benefit to the secretary of the Company.

6.3
The Trustee shall not deal in Shares or other securities of the Company at any time if the Trustee is aware or has received notice in writing from the Company that any such dealing at that time would cause the Company or any Subsidiary or any Director, officer or employee of the Company or any Subsidiary to be in breach of the provisions of the code of dealing adopted by resolution of the Directors of the Company imposing restrictions upon dealings by Directors and employees in Shares or securities of the Company as required by the rules of the New York Stock Exchange PROVIDED THAT nothing in this Clause 6.3 shall compel the Trustee to enquire from the Company or any Subsidiary as to whether such dealing would breach any such provisions.

Waiver of Trustees’ dividend and voting rights
6.4
The provisions of Clauses 6.5 and 6.6 shall not apply (so that the Trustee shall not be taken to have waived its rights to receive dividends and/or exercise voting rights) throughout any period in relation to which the Company has given notice in writing to the Trustee that such provisions shall not apply PROVIDED THAT no such period shall commence before the date on which such notice is received by the Trustee.

6.5
Whilst and for so long as any Shares are held by the Trustee and no beneficial interest in such Shares is vested in any Beneficiary the Trustee shall wa ive any right to dividend payments in respect of such Shares and the Trustee shall not be liable for any loss to the Trust Fund as a result of such waiver.

6.6
Whilst any Shares in the Company are held by the Trustee the Trustee shall refrain from exercising any voting rights which may attach to the Shares SAVE THAT if the beneficial interest in any Share is vested in any Beneficiary then the Trustee shall comply with the provisions of Rule 63 of the Plan.

7.
INVESTMENT POWERS

7.1
The Trustee may apply the whole or any part of the Trust Fund in the acquisition of Shares by subscription or by purchase from any person at a price which is not greater than the price which the Trustee would otherwise have to pay for the purchase of such Shares on the New York Stock Exchange (or, if such Shares are not listed on the New York Stock Exchange, in the open market) at the time of purchase.

7.2
The Trustee shall not be under any obligation to diversify the investment of the Trust Fund and, in particular, may:-

7.2.1
retain, in their existing condition, any investments, including Shares or other securities of the Company, or other property (including uninvested money) for the time being forming part of the Trust Fund for so long as the Trustee in its absolute discretion thinks fit notwithstanding that the same may comprise the sole investment of the Trust Fund; and

7.2.2
at its absolute discretion, invest the whole of the Trust Fund in the shares or securities of any one company without being liable for any loss occasioned thereby.

7.3
The Trustee shall be under no obligation to:-

7.3.1
become a Director or officer, or interfere in the management or affairs, of any company any of the shares or stocks of which are, for the time being, comprised in the Trust Fund or any company associated with such company, notwithstanding that the Trustee has (whether directly or indirectly} a substantial holding in or Control of any such company; or

7.3.2
seek information about the affairs of any such company but may leave the conduct of the affairs of any such company to its Directors or other persons managing the company (so long as they have no actual notice of any act of dishonesty on the part of such Directors or others in connection with the management of the company).

8.
ADDITIONAL POWERS

8.1
In addition to all the powers vested in trustees by law or statute, the Trustee shall have the following powers regarding the Trust Fund:-

8.1.1
power to invest or hold or allow to remain in the name or under the control of any person as nominee or bare trustee of the Trustee the whole or such part of the Trust Fund as the Trustee shall in its absolute discretion think fit and the Trustee shall not be liable for any loss to the Trust Fund or the income of the Trust Fund occasioned by the exercise of this power;

8.1.2
power to promote, alone or with others, and to approve, concur or acquiesce in, or agree to carry into effect, alone or with others, any scheme, proposal or offer for or leading to or being a step in:-

(a)
the reconstruction or amalgamation with any other companyor corporation of any company or corporation in whose securities the Trust Fund or any part of the Trust Fund shall be for the time being invested;

(b)
the release, modification or alteration of the rights, privileges or liabilities attached to any investments or other property forming part of the Trust Fund or attached to any property whatever having rights affecting any such investments or other property; or

(c)
the exchange of any investments or other property forming part of the Trust Fund for any other investments or other property

8.1.3
power to give warranties and indemnities for the foregoing purposes with power to accept any security, shares or other interest of any description of the reconstructed or purchasing or new company or demerged company or companies in lieu or in exchange for all or any of the original securities, shares or other interest and with power to retain any property so accepted as aforesaid for any period for which the original property could have been retained;

8.1.4
power to apply the Trust Fund or any part of it or the whole or any part of the income of the Trust Fund in paying any stamp duty or stamp duty reserve tax payable in respect of any transfer of or agreement to transfer Shares to a Beneficiary;

8.1.5
power to borrow moneys, for any purpose for which trust moneys may be applied under this Trust, from any person or company (including any member of the Group) on such terms as the Trustee may decide PROVIDED THAT any loan made to the Trustee by any member of the Group shall be on terms which are no less favourable to the Trustee than if it had been made in a transact ion made at arm’s length between persons not connected with each other;

8.1.6
power to pay any duties or taxes or other fiscal impositions (together with any related interest or penalties or surcharges) for which the Trustee may become liable and to have entire discretion as to the time and manner in which such duties taxes and fiscal impositions shall be paid and no person interested under this Deed shall be entitled to make any claim whatsoever against the Trustee by reason of such payment;

8.1.7
power to arrange for any member of the Group to account to H M Revenue & Customs or other authority concerned for any amounts deducted from the sums of money paid or credited to the Trustee by any member of the Group or from or in respect of any amounts paid or property transferred by the Trustee to Beneficiaries in respect of income tax or any other deductions required by law;

8.1.8
power to delegate to any other person or persons (including any one or more of themselves) all or any of the administrative and management functions and powers (including investment powers) vested in the Trustee either by virtue of the provisions of this Deed or by virtue of its office as Trustee PROVIDED THAT:-

(a)
this power shall apply only after the Plan is no longer a Schedule 2 SIP; and

(b)
the Trustee shall not be entitled to delegate the exercise of discretionary trusts and powers in relation to the Trust Fund which require or empower the determination of beneficial interests in the Trust; and

(c)
no such delegation shall take effect so as to divest the Trustee of any duty imposed on the Trustee by the provisions of this Deed; and

(d)
the Trustee shall remain liable for the acts and defaults of such person to the intent that Section 23 of the Trustee Act 2000 shall not apply;

8.1.9
power to convert any moneys forming part of the Trust Fund into any other property, whether income producing or not, in particular power to acquire any property with moneys forming part of the Trust Fund or the income of the Trust Fund and to transfer such property or any part of it to any Beneficiary in exercise of the Trustee’s powers and discretions;

8.1.10
power to deal with the Trust Fund as if the Trustee were a sole absolute beneficial owner of the Trust Fund;

8.1.11
power to make any payment to any Beneficiary into such Beneficiary’s bank account and in such case the Trustee shall be discharged from obtaining a receipt or seeing to the application of such payment;

8.1.12
power to enter into any agreement or grant any option for the sale or other disposition of any shares, stock or securities comprised in the Trust Fund upon any terms and for any consideration whatsoever and power to give warranties indemnities and undertakings for the above purposes;

8.1.13
subject to Clause 5.2, power to make and to amend by resolution in writing such rules as the Trustee may in its absolute discretion think fit for the purpose of determining the basis upon which the Trust Fund shall be paid or applied to or for the benefit of Beneficiaries;

8.1.14
power in its absolute discretion to enter into any transaction with any other person or persons whether that person or persons is or are acting in a fiduciary capacity or not (being a transaction which apart from foregoing provisions of this Deed the Trustee could properly have entered into if it or any Trustee had not also been or been interested in such other person or persons) notwithstanding that the Trustee or any of them may also be or be interested in such other person or persons and in like manner in all respects as if the Trustee or any of them were not, or were not interested in, such other person or persons; and

8.1.15
power to agree with H M Revenue & Customs that, if the Market Value of any Shares falls to be determined for the purposes of Schedule 2, the Market Value of such Shares shall be determined by reference to such date or dates, or to an average of the values on a number of dates, as may be specified in such agreement.

8.2
Each such power shall be a separate power in addition and without prejudice to the generality of all other powers vested in the Trustee, and the Trustee may exercise all or any of the same from time to time, without the intervention of any Beneficiary, in such manner and to such extent as it shall in its absolute discretion think fit SAVE THAT the Trustee shall not exercise any such power if or to the extent that to do so would be inconsistent with the trusts of this Deed.

8.3
The discretions conferred upon the Trustee by this Deed or by law shall be absolute and unfettered discretions and the Trustee shall not be obliged to give any person beneficially interested under this Trust any reason or justification for any exercise or non-exercise of any such discretion.

9.
PERPETUITY PERIOD

The perpetuity period applicable to this Trust shall be the period of 125 years from the date of execution of this Deed.
10.
TRUSTEE

10.1
Subject to the following provisions of this Clause 10, the statutory power of appointing new or additional trustees of this Trust shall be vested in the Company and the Company shall have the power, exercisable by deed, to remove any person as Trustee and to appoint any new Trustee in the place of such person SAVE THAT: -

10.1.1
the power conferred by this Clause 10.1 shall only be operative and capable of taking effect on the expiry of one month from the date on which the person who is to be removed as Trustee receives notice in writing of such removal and every new Trustee accepts office as such new Trustee; and

10.1.2
if the Company shall be the subject of a Takeover Offer which becomes or is declared unconditional in all respects the Company shall not exercise any power to remove any person as a Trustee or to appoint a new or additional Trustee at any time within the period of thirty days beginning with the date on which such Takeover Offer becomes or is declared unconditional in all respects.

10.2
Every Trustee shall be resident in the United Kingdom and the Company shall immediately remove as a Trustee any Trustee who ceases to be resident in the United Kingdom.

10.3
The minimum number of Trustees shall be two individuals or a body corporate.

10.4
So long as the number of Trustees is below the minimum number, the Trustee shall not be entitled to exercise any discretion or power pursuant to the terms of this Deed.

10.5
Any Trustee may, at any time, by written notice given to the Company and to the remaining Trustees (if any), retire from his office at the expiry of one month from the date when such notice is received by the Company or any shorter period agreed in writing by the Company PROVIDED THAT such retirement shall not take effect unless and until immediately after it there will be as Trustees, (whether by virtue of an appointment taking effect forthwith upon such retirement or otherwise), at least the minimum number of persons required by Clause 10.3 to be the Trustees. If the Company has failed to appoint a replacement Trustee by the expiry of the one month period (or such longer period as may be agreed), and this means that the Trustee’s retirement cannot take effect as a result of this Clause 10.5 and Clause 10.3, the retiring Trustee may by deed appoint an additional Trustee(s) and its retirement shall thereupon become effective.

10.6
Any person who ceases to be a Trustee shall execute and do or make all such transfers or other documents acts or things as may be necessary for vesting the Trust Fund in the new or continuing Trustee or placing it under the control of the Trustee and shall be bound and entitled to assume that any new Trustee is a proper person to have been appointed PROVIDED ALWAYS that if any outgoing Trustee is liable as Trustee for any duties or taxes or fiscal impositions (including without prejudice to the generality of the foregoing words capital gains wealth gifts probate succession death or any other duties or taxes on capital or income) wheresoever arising and whether or not enforceable through the courts of the place where such Trustee is resident or where this Trust is for the time being administered then that person shall not be bound to transfer the Trust Fund as aforesaid unless reasonable security is provided for indemnifying them and their estates against such liability.
10.7
A trust corporation or other corporate trustee may be appointed by deed to be a Trustee upon such terms as to remuneration and otherwise as may be agreed at the time of its appointment by the person or persons making the appointment (on the one hand)and the trust corporation or other corporate trustee (on the other hand).

10.8
The provisions of sections 37 and 39 of the Trustee Act 1925 shall apply to this Trust as if any reference in those sections to a trust corporation were a reference to a company or body corporate carrying on trust business.

11.
REMUNERATION OF THE TRUSTEE

11.1
Any Trustee, or any Director or other officer of a body corporate acting as a Trustee being an individual engaged in any profession or business, shall be entitled to be paid all usual professional or proper charges for work done by him, his firm or his company in connection with the trusts declared in this Deed, on the usual terms and conditions of such firm or company in force from time to time including (in addition to reimbursement of such firm or company’s proper expenses, costs and other liabilities) the right to remuneration and the incidence of remuneration whether such work is in the ordinary course of his profession or business or not, including acts which a Trustee, not being in any profession or business, could have done personally.

11.2
Any corporate body acting as Trustee:-

11.2.1
may carry out, in its own office, in connection with this Trust, any business which by its constitution it is authorised to undertake and in which it is then, in fact, ordinarily engaged, upon the same terms as would for the time being be made with an ordinary customer and if it is a bank, it shall be entitled to act as a banker to and make advances to the Trustee in connection with the trusts declared in this Deed, without accounting for any profit thereby made and in all respects as if it were not a Trustee; and

11.2.2
may employ as a banker or investment adviser or other agent, on behalf of this Trust, any company, firm or enterprise associated with it PROVIDED THAT such agent is authorised by its constitution to undertake such business and that it is, in fact, ordinarily so engaged and that all charges made by it for work done or services provided in connection with the trusts declared in this Deed are reasonable and normal.

12.
PERSONAL INTERESTS OF TRUSTEE

12.1
No decision of or exercise of a power by the Trustee shall be invalidated or questioned on the grounds that the Trustee or any individual Trustee or any Director or other officer or employee of a body corporate acting as Trustee had an interest in a personal or fiduciary capacity in the result of any decision or in the exercising of any power and any such person may vote in such respect and be taken into account for the purposes of a quorum notwithstanding his interest.

12.2
A Beneficiary who is a Trustee or a Director or other officer or employee of a body corporate acting as Trustee may retain all benefits to which he becomes entitled under this Deed and shall not be liable to account for any property paid to or applied for the benefit of him or any spouse, former spouse, civil partner, child (including step-child) of such Beneficiary.

12.3
Any Trustee, and any Director or other officer or employee of a body corporate acting as Trustee, shall not be precluded from acquiring, holding or dealing with any debentures, debenture stock, shares or securities whatsoever of the Company or any Subsidiary or from entering into any contract or other transaction with the Company or such Subsidiary or being interested in any such contract or transaction and none of them shall be in any manner whatsoever liable to account to the Company or the Beneficiaries for any resulting profits made or benefits obtained by him or it.

12.4
Any Trustee, or any Director or other officer or any employee of a corporate body acting as Trustee, or any associate or person or body connected with the Trustee may be employed and remunerated as a Director or other officer or employee or as agent or adviser of any company, body or firm in any way connected with this Trust or the Trust Fund and may keep as his property (and without being liable to account therefor) any remuneration, fees or profits received by him in any such capacity, notwithstanding that his situation or office may have been obtained, held or retained by means or by reason of his position as Trustee or as a Director or an employee or officer of a corporate trustee of the trusts declared in this Deed.

13.
PROTECTION OF THE TRUSTEE

13.1
In the professed execution of the trusts and powers contained in this Deed, no Trustee, or Director or other officer or employee of a body corporate acting as Trustee, shall be liable for any loss arising by reason of:-

13.1.1
negligence or fraud of any other trustee of this Trust or Director or other officer or employee of a body corporate acting as such other trustee; or

13.1.2
any mistake or omission made in good faith by any of the trustees or any such other person; or

13.1.3
any other matter or thing except loss arising by reason of fraud, wilful default or negligence on the part of the Trustee or other person who is sought to be made liable.

13.2
The Company HEREBY COVENANTS with the Trustee and every Director or other officer or employee of a body corporate acting as Trustee jointly and severally for themselves and as trustees for their successors in title that it will at all times after the execution of this Deed keep each of them and each of their successors in title as Trustee and each of their estates and effects fully indemnified and saved harmless both before as well as after any removal or retirement of a Trustee pursuant to Clause 10 against all claims, losses, demands, actions, proceedings, charges, expenses, costs, damages, taxes, duties and other liabilities that may be suffered or incurred by it or by any of them in connection with the execution of the trusts and powers of this Deed other than liabilities arising as a consequence of fraud, wilful default or (in the case of a Trustee, or any Director or other officer or employee of a body corporate acting as Trustee, who is engaged in the business of providing a trustee service for a fee) negligence and save to the extent that any such liability is capable of being discharged at the expense of the Trust Fund. In addition, the Trustee shall have the benefit of all indemnities conferred on trustees by the Trustee Acts 1925 and 2000 and generally by law.

14.
INFORMATION SUPPLIED BY THE COMPANY

The Trustee shall be entitled to rely, without further enquiry, on all information supplied to it by the Company or any Participating Company and/or any Directors or officers of the Company or any Participating Company with regard to its duties as trustee of the trusts declared in this Deed whether or not such information is for the purposes of or relates to the operation of the Plan, and the Trustee shall not be liable to any Participant or any member of the Group for any loss arising in consequence of the incompleteness or inaccuracy of any such information.

15.
POWER OF MODIFICATION

15.1
Subject to Clause 15.2, during the Trust Period, the Company shall have power, so as to bind the Trustee, to vary, amend, modify, alter or extend the trusts, powers and provisions of this Deed in any manner and in any particular whatsoever by deed delivered to the Trustee revocable (during the Trust Period) or irrevocable, which shall be expressed to be supplemental to this Deed, and this Deed shall then be read and construed and take effect as if the provisions of such deed were incorporated in this Deed PROVIDED THAT no exercise of these powers may:-

15.1.1
amend the definition of “Beneficiary” in Clause 1.1, or amend Clauses 10.3 (minimum number of trustees), 13.2 (indemnity), or the proviso to Clause 8.1.5 (borrowing) insofar as they relate to loans made by any member of the Group;

15.1.2
confer on any person other than an employee or former employee of any member of the Group any eligibility or entitlement to benefit;

15.1.3
extend the power conferred by this Clause 15 (modification) or remove the restrictions contained in this proviso;

15.1.4
be effective to amend Clauses 10.6 (outgoing Trustee), 10.7 (appointment), 11 (remuneration), 12 (personal interests) or 13 (protection), or otherwise to impose on the Trustee any obligations more onerous than the obligations accepted by the Trustee under this Trust prior to such purported amendment without the prior consent of the Trustee in writing;

15.1.5
cause this Trust to cease to be an Employees’ Share Scheme;

15.1.6
reduce or adversely affect the right or interest of any Beneficiary insofar as such right or interest has been granted, awarded or allocated pursuant to the prior exercise by the Trustee of the Trustee’s powers under this Deed; or

15.1.7
adversely affect the position of the Trustee unless the Trustee gives prior written consent to such amendment.

15.2
For so long as the Plan remains a Schedule 2 SIP, no alteration shall be made to any Key Feature of this Deed which would result in the Plan ceasing to be a Schedule 2 SIP and without compliance with such process as may apply or be required by H M Revenue & Customs from time to time in relation to the amendment of a Key Feature.

15.3
Every power, authority or discretion conferred upon the Trustee or any other person and not expressly made exercisable only during a period allowed by law shall (notwithstanding anything to the contrary expressed or implied in this Deed) only be exercisable during the Trust Period and during such further period if any (whether definite or indefinite) as in the case of the particular power, authority or discretion the law may allow.

16.
PROPER LAW

The trusts of this Trust are established under the laws of England and Wales and subject as provided in this Deed the rights of the Beneficiaries and the rights powers and duties of the Trustee under this Deed and the construction of every provision of this Deed shall be determined according to the laws of England and Wales.

17.
EXCLUSIONS FROM BENEFIT

Notwithstanding anything to the contrary expressed or implied in this Deed, no part of the Trust Fund or its income shall at any time be paid or lent or otherwise applied nor shall any power or discretion in this Deed or by law conferred on the Trustee or on any other person in any circumstances be exercisable or exercised in any manner which causes the Company or any one or more Subsidiaries to be in breach of Chapter VI of Part V of the Companies Act 1985 or causes this Trust to fall outside the provisions of Section 86 of the Inheritance Tax Act 1984.
18.
COUNTERPARTS

This Deed may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Deed but all of the counterparts shall together constitute but one and the same instrument.
19.
IRREVOCABILITY OF TRUSTS

The trusts declared by this Deed are irrevocable.

EXECUTED AS A DEED by the parties on the date which first appears in this Deed.
EXECUTED (but not delivered until dated) as a Deed by
LUXFER HOLDINGS PLC acting by:-
Director
Director/Secretary
EXECUTED (but not delivered until dated) as a Deed under the
COMMON SEAL of COMPUTERSHARE TRUSTEES LIMITED in the
presence of:-
Director
Director/Secretary

APPENDIX C: ARTICLES OF ASSOCIATION (MARKED TO SHOW CHANGES)
Company Number: 03690830
ARTICLES OF ASSOCIATION
OF
LUXFER HOLDINGS PLC
(Adopted ~~on 26 October 2011 and as amended~~ by Special Resolution passed on ~~22~~15 May 201~~8~~9)

INTERPRETATION
1.
EXCLUSION OF OTHER REGULATIONS OR ARTICLES

No regulations or articles set out in any statute, or in any statutory instrument or other subordinate legislation made under any statute, concerning companies shall apply as the regulations or articles of the company.
2.
DEFINITIONS

2.1
In these articles unless the context otherwise requires:

“address” includes a number or address used for the purposes of sending or receiving documents or information by electronic means;
“these articles” means these articles of association as altered from time to time and the expression “this article” shall be construed accordingly;
“the auditors” means the auditors from time to time of the company or, in the case of joint auditors, any one of them;
“the board” means the board of Directors from time to time of the company or the Directors present at a meeting of the Directors at which a quorum is present;
“certificated share” means a share which is not an uncertificated share and references in these articles to a share being held in certificated form shall be construed accordingly;
“~~chairman~~ chair” means the ~~chairman~~chair of the board from time to time;
“clear days” in relation to the period of a notice means that period excluding the day when the notice is served or deemed to be served and the day for which it is given or on which it is to take effect;
“the Companies Acts” means every statute (including any orders, regulations or other subordinate legislation made under it) from time to time in force concerning companies in so far as it applies to the company;
“Deferred Shares” means the deferred shares of  £0.0001 each in the share capital of the company;
“the holder” in relation to any shares means the person whose name is entered in the register as the holder of those shares;
“member” means a member of the company;
“the office” means the registered office from time to time of the company;
“Operator” means a person approved under the Uncertificated Securities Regulations 2001 as operator of a relevant system;
“ordinary shares” means ordinary shares of  £~~1~~0.50 each in the share capital of the company;
“paid up” means paid up or credited as paid;

“participating class” means a class of shares title to which is permitted by an Operator to be transferred by means of a relevant system;
“person entitled by transmission” means a person whose entitlement to a share in consequence of the death or bankruptcy of a member or of any other event giving rise to its transmission by operation of law has been noted in the register;
“the register” means the register of members of the company;
“relevant system” means a computer-based system which allows units of securities without written instruments to be transferred and endorsed pursuant to the uncertificated securities rules;
“seal” means an common or official seal that the company may be permitted to have under the Companies Acts;
“the secretary” means the secretary, or (if there are joint secretaries) any one of the joint secretaries, of the company and includes an assistant or deputy secretary and any person appointed by the board to perform any of the duties of the secretary;
“the uncertificated securities rules” means any provision of the Companies Acts relating to the holding, evidencing of title to, or transfer of uncertificated shares and any legislation, rules or other arrangements made under or by virtue of such provision;
“uncertificated share” means a share of a class which is at the relevant time a participating class, title to which is recorded on the register as being held in uncertificated form and references in these articles to a share being held in uncertificated form shall be construed accordingly; and
“United Kingdom” means Great Britain and Northern Ireland.
2.2
References to a document being executed, signed or to signature include references to its being executed or signed under hand or under seal or by any other method and, in the case of a communication in electronic form, such references are to its being authenticated as specified by the Companies Acts.

2.3
References to writing and to any form of written communication include references to any method of representing or reproducing words in a legible and non-transitory form whether sent or supplied in electronic form or otherwise.

2.4
Words or expressions to which a particular meaning is given by the Companies Acts in force when these articles or any part of these articles are adopted bear (if not inconsistent with the subject matter or context) the same meaning in these articles or that part (as the case may be) save that the word “company” shall include any body corporate.

2.5
References to a meeting shall not be taken as requiring more than one person to be present if any quorum requirement can be satisfied by one person.

2.6
Headings are included only for convenience and shall not affect meaning.

3.
LIMITED LIABILITY

The liability of members of the company is limited to the amount, if any, unpaid on the shares in the company held by them.
4.
CHANGE OF NAME

The company may change its name by resolution of the board.

SHARE CAPITAL
5.
RIGHTS ATTACHED TO SHARES

5.1
Subject to the provisions of the Companies Acts and to any rights attached to existing shares, any share may be issued with or have attached to it such rights and restrictions as the company may by ordinary resolution decide or, if no such resolution has been passed or so far as the resolution does not make specific provision, as the board may decide. Such rights and restrictions shall apply to the relevant shares as if the same were set out in these articles.

5.2
The following special rights and restrictions shall apply to the Deferred Shares:

(a)
Income

The holders of Deferred Shares shall not be entitled to receive any dividend or other distribution;
(b)
Capital

On a winding up (but not otherwise) the holders of Deferred Shares shall be entitled to the repayment of the paid up nominal amount on their Deferred Shares, but only after any payment to the holders of Ordinary Shares of an amount equal to 100 times the amount paid up on such Ordinary Shares; and
(c)
General Meetings

The holders of Deferred Shares shall not be entitled to receive notice of or attend or vote at any general meeting of the company.
6.
REDEEMABLE SHARES

Subject to the provisions of the Companies Acts and to any rights attached to existing shares, any share may be issued which is to be redeemed, or is liable to be redeemed at the option of the company or the holder. The board may determine the terms, conditions and manner of redemption of any redeemable share so issued. Such terms and conditions shall apply to the relevant shares as if the same were set out in these articles.
7.
VARIATION OF RIGHTS

Subject to the provisions of the Companies Acts, all or any of the rights attached to any existing class of shares may from time to time (whether or not the company is being wound up) be varied either with the consent in writing of the holders of not less than three-fourths in nominal value of the issued shares of that class (excluding any shares of that class held as treasury shares) or with the sanction of a special resolution passed at a separate general meeting of the holders of those shares. All the provisions of these articles as to general meetings of the company shall, with any necessary modifications, apply to any such separate general meeting, but so that the necessary quorum shall be two persons entitled to vote and holding or representing by proxy not less than one-third in nominal value of the issued shares of the class in question (excluding any shares of that class held as treasury shares), (but so that at any adjourned meeting one holder entitled to vote and present in person or by proxy (whatever the number of shares held by ~~him~~such person) shall be a quorum), that every holder of shares of the class present in person or by proxy and entitled to vote shall be entitled on a poll to one vote for every share of the class held by ~~him~~such person (subject to any rights or restrictions attached to any class of shares) and that any holder of shares of the class present in person or by proxy and entitled to vote may demand a poll. The foregoing provisions of this article shall apply to the variation of the special rights attached to some only of the shares of any class as if each group of shares of the class differently treated formed a separate class and their special rights were to be varied. For the purposes of this article, where a person is present by proxy or proxies ~~he~~such person is treated as holding only the shares in respect of which those proxies are authorised to exercise voting rights.

8.
PART PASSU ISSUES

The rights conferred upon the holders of any shares shall not, unless otherwise expressly provided in the rights attaching to those shares, be deemed to be varied by the creation or issue of further shares ranking pari passu with them.
9.
SHARES

Subject to the provisions of the Companies Acts, to the provisions of these articles and to any resolution passed by the company and without prejudice to any rights attached to existing shares, the board may offer, allot, grant options over or otherwise deal with or dispose of shares in the company, or grant rights to subscribe for or convert any securities into shares in the company, to such persons, at such times and for such consideration and upon such terms as the board may decide.
10.
PAYMENT OF COMMISSION

The company may in connection with the issue of any shares or the sale for cash of treasury shares exercise all powers of paying commission and brokerage conferred or permitted by the Companies Acts. Any such commission or brokerage may be satisfied by the payment of cash or by the allotment of fully or partly-paid shares or other securities or partly in one way and partly in the other.
11.
TRUSTS NOT RECOGNISED

Except as ordered by a court of competent jurisdiction or as required by law, no person shall be recognised by the company as holding any share upon any trust and the company shall not be bound by or required in any way to recognise (even when having notice of it) any interest in any share or (except only as by these articles or by law otherwise provided) any other right in respect of any share other than an absolute right to the whole of the share in the holder.
12.
SUSPENSION OF RIGHTS WHERE NON-DISCLOSURE OF INTEREST

12.1
Where the holder of any shares in the company, or any other person appearing to be interested in those shares, fails to comply within the relevant period with any statutory notice in respect of those shares or, in purported compliance with such a notice, has made a statement which is false or inadequate in a material particular, the company may give the holder of those shares a further notice (a “restriction notice”) to the effect that from the service of the restriction notice those shares will be subject to some or all of the relevant restrictions, and from service of the restriction notice those shares shall, notwithstanding any other provision of these articles, be subject to those relevant restrictions accordingly. For the purpose of enforcing the relevant restriction referred to in sub-paragraph (c) of the definition of  “relevant restrictions”, the board may give notice to the relevant member requiring the member to change the relevant shares held in uncertificated form to certificated form by the time stated in the notice and to keep them in certificated form for as long as the board requires. The notice may also state that the member may not change any of the relevant shares held in certificated form to uncertificated form. If the member does not comply with the notice, the board may authorise any person to instruct the Operator to change the relevant shares held in uncertificated form to certificated form.

12.2
If after the service of a restriction notice in respect of any shares the board is satisfied that all information required by any statutory notice relating to those shares or any of them from their holder or any other person appearing to be interested in the shares the subject of the restriction notice has been supplied, the company shall, within seven days, cancel the restriction notice. The company may at any time at its discretion cancel any restriction notice or exclude any shares from it. The company shall cancel a restriction notice within seven days after receipt of a notice in writing that the relevant shares have been transferred pursuant to an arm’s length sale.

12.3
Where any restriction notice is cancelled or ceases to have effect in relation to any shares, any moneys relating to those shares which were withheld by reason of that notice shall be paid without interest to the person who would but for the notice have been entitled to them or as ~~he~~such person may direct.

12.4
Any new shares in the company issued in right of any shares subject to a restriction notice shall also be subject to the restriction notice, and the board may make any right to an allotment of the new shares subject to restrictions corresponding to those which will apply to those shares by reason of the restriction notice when such shares are issued.

12.5
Any holder of shares on whom a restriction notice has been served may at any time request the company to give in writing the reason why the restriction notice has been served, or why it remains uncancelled, and within 14 days of receipt of such a notice the company shall give that information accordingly.

12.6
Where a person appearing to be interested in shares has been served with a statutory notice and the shares in which ~~he~~such person appears to be interested are held by an Approved Depositary, this article applies only to those shares which are held by the Approved Depositary in which that person appears to be interested and not (so far as that person’s apparent interest is concerned) to any other shares held by the Approved Depositary.

12.7
Where a member who is an Approved Depositary has been served with a statutory notice, the obligations of that member will be limited to disclosing to the company information relating to any person who appears to be interested in the shares held by it which has been recorded by it in accordance with the arrangement under which it was appointed as an Approved Depositary.

12.8
If a statutory notice is given by the company to a person appearing to be interested in any share, a copy shall at the same time be given to the holder, but the failure or omission to do so or the non-receipt of the copy by the holder shall not invalidate such notice.

12.9
This article is in addition to, and shall not in any way prejudice or affect, the statutory rights of the company arising from any failure by any person to give any information required by a statutory notice within the time specified in it. For the purpose of this article a statutory notice need not specify the relevant period, and may require any information to be given before the expiry of the relevant period.

12.10
In this article:

a sale is an “arm’s length sale” if the board is satisfied that it is a bona fide sale of the whole of the beneficial ownership of the shares to a party unconnected with the holder or with any person appearing to be interested in such shares and shall include a sale made by way of or in pursuance of acceptance of a takeover offer and a sale made through a recognised investment exchange or any other stock exchange outside the United Kingdom. For this purpose an associate (within the definition of that expression in any statute relating to insolvency in force at the date of adoption of this article) shall be included amongst the persons who are connected with the holder or any person appearing to be interested in such shares;
“person appearing to be interested” in any shares shall mean any person named in a response to a statutory notice or otherwise notified to the company by a member as being so interested or shown in any register or record kept by the company under the Companies Acts as so interested or, taking into account a response or failure to respond in the light of the response to any other statutory notice and any other relevant information in the possession of the company, any person whom the company knows or has reasonable cause to believe is or may be so interested;
“person with a 0.25 per cent. interest” means a person who holds, or is shown in any register or record kept by the company under the Companies Acts as having an interest in, shares in the company which comprise in total at least 0.25 per cent. in number or nominal value of the shares of the company (calculated exclusive of any shares held as treasury shares), or of any class of such shares (calculated exclusive of any shares of that class held as treasury shares), in issue at the date of service of the restriction notice;
“relevant period” means a period of 14 days following service of a statutory notice;
“relevant restrictions” mean in the case of a restriction notice served on a person with a 0.25 per cent. interest that:

(a)
the shares shall not confer on the holder any right to attend or vote either personally or by proxy at any general meeting of the company or at any separate general meeting of the holders of any class of shares in the company or to exercise any other right conferred by membership in relation to general meetings;

(b)
the board may withhold payment of all or any part of any dividends or other moneys payable in respect of the shares and the holder shall not be entitled to receive shares in lieu of dividend; and

(c)
the board may decline to register a transfer of any of the shares which are certificated shares, unless such a transfer is pursuant to an arm’s length sale,

and in any other case mean only the restriction specified in sub-paragraph (a) of this definition; and
“statutory notice” means a notice served by the company under the Companies Acts requiring particulars of interests in shares or of the identity of persons interested in shares.
13.
UNCERTIFICATED SHARES

13.1
Pursuant and subject to the uncertificated securities rules, the board may permit title to shares of any class to be evidenced otherwise than by a certificate and title to shares of such a class to be transferred by means of a relevant system and may make arrangements for a class of shares (if all shares of that class are in all respects identical) to become a participating class. Title to shares of a particular class may only be evidenced otherwise than by a certificate where that class of shares is at the relevant time a participating class. The board may also, subject to compliance with the uncertificated securities rules, determine at any time that title tom any class of shares may from a date specified by the board no longer be evidenced otherwise than by a certificate or that title to such a class shall cease to be transferred by means of any particular relevant system.

13.2
In relation to a class of shares which is a participating class and for so long as it remains a participating class, no provision of these articles shall apply or have effect to the extent that it is inconsistent in any respect with:

(a)
the holding of shares of that class in uncertificated form;

(b)
the transfer of title to shares of that class by means of a relevant system; and

(c)
any provision of the uncertificated securities rules,

and, without prejudice to the generality of this article, no provision of these articles shall apply or have effect to the extent that it is in any respect inconsistent with the maintenance, keeping or entering up by the Operator, so long as that is permitted or required by the uncertificated securities rules, of an Operator register of securities in respect of that class of shares in uncertificated form.
13.3
Shares of a class which is at the relevant time a participating class may be changed from uncertificated to certificated form, and from certificated to uncertificated form, in accordance with and subject as provided in the uncertificated securities rules.

13.4
If, under these articles or the Companies Acts, the company is entitled to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of or otherwise enforce a lien over an uncertificated share, then, subject to these articles and the Companies Acts, such entitlement shall include the right of the board to:

(a)
require the holder of that uncertificated share by notice in writing to change that share from uncertificated to certificated form within such period as may be specified in the notice and keep it as a certificated share for as long as the board requires;

(b)
appoint any person to take such other steps, by instruction given by means of a relevant system or otherwise, in the name of the holder of such share as may be required to effect the transfer of such share and such steps shall be as effective as they had been taken by the registered holder of that share; and

(c)
take such other action that the board considers appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of that share or otherwise to enforce a lien in respect of that share.

13.5
Unless the board otherwise determines, shares which a member holds in uncertificated form shall be treated as separate holdings from any shares which that member holds in certificated form. However shares held in uncertificated form shall not be treated as forming a class which is separate from certificated shares with the same rights.

13.6
Unless the board otherwise determines or the uncertificated securities rules otherwise require, any shares issued or created out of or in respect of any uncertificated shares shall be uncertificated shares and any shares issued or created out of or in respect of any certificated shares shall be certificated shares.

13.7
The company shall be entitled to assume that the entries on any record of securities maintained by it in accordance with the uncertificated securities rules and regularly reconciled with the relevant Operator register of securities are a complete and accurate reproduction of the particulars entered in the Operator register of securities and shall accordingly not be liable in respect of any act or thing done or omitted to be done by or on behalf of the company in reliance on such assumption; in particular, any provision of these articles which requires or envisages that action will be taken in reliance on information contained in the register shall be construed to permit that action to be taken in reliance on information contained in any relevant record of securities (as so maintained and reconciled).

14.
RIGHT TO SHARE CERTIFICATES

Every person (except a person to whom the company is not by law required to issue a certificate) whose name is entered in the register as a holder of any certificated shares shall be entitled, without payment, to receive within the time limits prescribed by the Companies Acts (or, if earlier, within any prescribed time limit or within a time specified when the shares were issued) one certificate for all those shares of any one class. In the case of a certificated share held jointly by several persons, the company shall not be bound to issue more than one certificate and delivery of a certificate to one of several joint holders shall be sufficient delivery to all. A member who transfers some but not all of the shares comprised in a certificate shall be entitled to a certificate for the balance without charge to the extent the balance is to be held in certificated form.
15.
REPLACEMENT OF SHARE CERTIFICATES

If a share certificate is defaced, worn out, stolen, lost or destroyed, it may be replaced on such terms (if any) as to evidence and indemnity as the board may decide and, where it is defaced or worn out, after delivery of the old certificate to the company. Any two or more certificates representing shares of any one class held by any member shall at ~~his~~their request be cancelled and a single new certificate for such shares issued in lieu. Any certificate representing shares of any one class held by any member may at ~~his~~their request be cancelled and two or more certificates for such shares may be issued instead. The board may require the payment of any exceptional out-of-pocket expenses of the company incurred in connection with the issue of any certificates under this article. Any one of two or more joint holders may request replacement certificates under this article.
16.
SHARE CERTIFICATES SENT AT HOLDER’S RISK

Every share certificate sent in accordance with these articles will be sent at the risk of the member or other person entitled to the certificate. The company will not be responsible for any share certificate lost or delayed in the course of delivery.
17.
EXECUTION OF SHARE CERTIFICATES

Every share certificate shall be executed under a seal or in such other manner as the board, having regard to the terms of issue and any listing requirements, may authorise and shall specify the number and class of the shares to which it relates and the amount or respective amounts paid up on the shares. The board may by resolution decide, either generally or in any particular case or cases, that any signatures on any share certificates need not be autographic but may be applied to the certificates by some mechanical or other means or may be printed on them or that the certificates need not be signed by any person.
LIEN
18.
COMPANY’S LIEN ON SHARES NOT FULLY PAID

The company shall have a first and paramount lien on every share (not being a fully paid share) for all amounts payable to the company (whether presently or not) in respect of that share. The company’s lien on a share shall extend to every amount payable in respect of it. The board may at any time either generally or in any particular case waive any lien that has arisen or declare any share to be wholly or in part exempt from the provisions of this article.
19.
ENFORCING LIEN BY SALE

The company may sell, in such manner as the board may decide, any share on which the company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within 14 clear days after a notice has been served on the holder of the share or the person who is entitled by transmission to the share, demanding payment and stating that if the notice is not complied with the share may be sold. For giving effect to the sale the board may authorise some person to execute an instrument of transfer of the share sold to or in accordance with the directions of the purchaser. The transferee shall not be bound to see to the application of the purchase money, nor shall ~~his~~their title to the share be affected by any irregularity or invalidity in relation to the sale.
20.
APPLICATION OF PROCEEDS OF SALE

The net proceeds, after payment of the costs, of the sale by the company of any share on which it has a lien shall be applied in or towards payment or discharge of the debt or liability in respect of which the lien exists so far as it is presently payable, and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the share prior to the sale and upon surrender, if required by the company, for cancellation of the certificate for the share sold) be paid to the person who was entitled to the share at the time of the sale.
CALLS ON SHARES
21.
CALLS

Subject to the terms of issue, the board may from time to time make calls upon the members in respect of any moneys unpaid on their shares (whether on account of the nominal amount of the shares or by way of premium) and not payable on a date fixed by or in accordance with the terms of issue, and each member shall (subject to the company serving upon ~~him~~such person at least 14 clear days’ notice specifying when and where payment is to be made) pay to the company as required by the notice the amount called on ~~his~~their shares. A call may be made payable by instalments. A call may be revoked or postponed, in whole or in part, as the board may decide. A person upon whom a call is made shall remain liable jointly and severally with the successors in title to ~~his~~their shares for all calls made upon ~~him~~such person notwithstanding the subsequent transfer of the shares in respect of which the call was made.
22.
TIMING OF CALLS

A call shall be deemed to have been made at the time when the resolution of the board authorising the call was passed.
23.
LIABILITY OF JOINT HOLDERS

The joint holders of a share shall be jointly and severally liable to pay all calls in respect of the share.

24.
INTEREST DUE ON NON-PAYMENT

If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay interest on the amount unpaid from the day it is due and payable to the time of actual payment at such rate, not exceeding 15 per cent. per annum, as the board may decide, and all expenses that have been incurred by the company by reason of such non-payment, but the board shall be at liberty in any case or cases to waive payment of the interest or expenses wholly or in part.
25.
SUMS DUE ON ALLOTMENT TREATED AS CALLS

Any amount which becomes payable in respect of a share on allotment or on any other date fixed by or in accordance with the terms of issue, whether in respect of the nominal amount of the share or by way of premium or as an instalment of a call, shall be deemed to be a call and, if it is not paid, all the provisions of these articles shall apply as if the sum had become due and payable by virtue of a call.
26.
POWER TO DIFFERENTIATE

The board may on or before the issue of shares differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment.
27.
PAYMENT OF CALLS IN ADVANCE

The board may, if it thinks fit, receive from any member who is willing to advance them all or any part of the moneys uncalled and unpaid upon any shares held by ~~him~~such person and on all or any of the moneys so advanced may (until they would, but for the advance, become presently payable) pay interest at such rate, not exceeding (unless the company by ordinary resolution shall otherwise direct) 15 per cent. per annum, as the board may decide.
FORFEITURE OF SHARES
28.
NOTICE IF CALL OR INSTALMENT NOT PAID

If any call or instalment of a call remains unpaid on any share after the day appointed for payment, the board may at any time serve a notice on the holder requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued and any expenses incurred by the company by reason of such non-payment.
29.
FORM OF NOTICE

The notice shall name a further day (not being less than 14 clear days from the date of the notice) on or before which, and the place where, the payment required by the notice is to be made and shall state that in the event of non-payment on or before the day and at the place appointed, the shares in respect of which the call has been made or instalment is payable will be liable to be forfeited.
30.
FORFEITURE FOR NON-COMPLIANCE WITH NOTICE

If the notice is not complied with, any share in respect of which it was given may, at any time before payment of all calls or instalments and interest and expenses due in respect of it have been made, be forfeited by a resolution of the board to that effect and the forfeiture shall include all dividends declared and other moneys payable in respect of the forfeited shares and not paid before the forfeiture. The board may accept the surrender of any share liable to be forfeited and, in that event, references in these articles to forfeiture shall include surrender.
31.
NOTICE AFTER FORFEITURE

When any share has been forfeited, notice of the forfeiture shall be served upon the person who was before forfeiture the holder of the share but no forfeiture shall be invalidated by any omission or neglect to give notice.

32.
SALE OF FORFEITED SHARES

Until cancelled in accordance with the requirements of the Companies Acts, a forfeited share shall be deemed to be the property of the company and may be sold or otherwise disposed of either to the person who was, before forfeiture, the holder or to any other person upon such terms and in such manner as the board shall decide. The board may for the purposes of the disposal authorise some person to execute an instrument of transfer to the designated transferee. The company may receive the consideration (if any) given for the share on its disposal. At any time before a sale or disposition the forfeiture may be cancelled by the board on such terms as the board may decide.
33.
ARREARS TO BE PAID NOTWITHSTANDING FORFEITURE

33.1
A person whose shares have been forfeited shall cease to be a member in respect of them and shall surrender to the company for cancellation the certificate for the forfeited shares but shall remain liable to pay to the company all moneys which at the date of the forfeiture were payable by ~~him~~such person to the company in respect of those shares with interest thereon at the rate of 15 per cent. per annum (or such lower rate as the board may decide) from the date of forfeiture until payment, and the company may enforce payment without being under any obligation to make any allowance for the value of the shares forfeited or for any consideration received on their disposal.

34.
STATUTORY DECLARATION AS TO FORFEITURE

A statutory declaration that the declarant is a Director of the company or the secretary and that a share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The declaration shall (subject to the execution of an instrument of transfer if necessary) constitute a good title to the share and the person to whom the share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money (if any) nor shall ~~his~~their title to the share be affected by any irregularity or invalidity in the proceedings relating to the forfeiture, sale or disposal.
TRANSFER OF SHARES
35.
TRANSFER

35.1
Subject to such of the restrictions of these articles as may be applicable:

(a)
any member may transfer all or any of ~~his~~their uncertificated shares by means of a relevant system in such manner provided for, and subject as provided in, the uncertificated securities rules, and accordingly no provision of these articles shall apply in respect of an uncertificated share to the extent that it requires or contemplates the effecting of a transfer by an instrument in writing or the production of a certificate for the share to be transferred; and

(b)
any member may transfer all or any of ~~his~~their certificated shares by an instrument of transfer in any usual form or in any other form which the board may approve.

35.2
The transferor of a share shall be deemed to remain the holder of the share concerned until the name of the transferee is entered in the register in respect of it.

36.
EXECUTION OF TRANSFER

The instrument of transfer of a certificated share shall be executed by or on behalf of the transferor and (in the case of a partly paid share) the transferee. All instruments of transfer, when registered, may be retained by the company.
37.
RIGHTS TO DECLINE REGISTRATION OF PARTLY PAID SHARES

The board may, in its absolute discretion and without giving any reason for so doing, decline to register any transfer of any share which is not a fully paid share.

38.
OTHER RIGHTS TO DECLINE REGISTRATION

38.1
Registration of a transfer of an uncertificated share may be refused in the circumstances set out in the uncertificated securities rules, and where, in the case of a transfer to joint holders, the number of joint holders to whom the uncertificated share is to be transferred exceeds four.

38.2
The board may decline to register any transfer of a certificated share unless:

(a)
the instrument of transfer is duly stamped or duly certified or otherwise shown to the satisfaction of the board to be exempt from stamp duty and is left at the office or such other place as the board may from time to time determine accompanied (save in the case of a transfer by a person to whom the company is not required by law to issue a certificate and to whom a certificate has not been issued) by the certificate for the share to which it relates and such other evidence as the board may reasonably require to show the right of the person executing the instrument of transfer to make the transfer and, if the instrument of transfer is executed by some other person on ~~his~~their behalf, the authority of that person so to do;

(b)
the instrument of transfer is in respect of only one class of share; and

(c)
in the case of a transfer to joint holders, the number of joint holders to whom the share is to be transferred does not exceed four.

38.3
For all purposes of these articles relating to the registration of transfers of shares, the renunciation of the allotment of any shares by the allottee in favour of some other person shall be deemed to be a transfer and the board shall have the same powers of refusing to give effect to such a renunciation as if it were a transfer.

39.
NO FEE FOR REGISTRATION

No fee shall be charged by the company for registering any transfer, document or instruction relating to or affecting the title to any share or for making any other entry in the register.
40.
UNTRACED SHAREHOLDERS

40.1
The company can sell any certificated shares at the best price reasonably obtainable at the time of the sale if:

(a)
during the 12 years before the notice referred to in (b) below, the shares have been in issue either in certificated or uncertificated form, at least three cash dividends have become payable on the shares and no dividend has been cashed during that period;

(b)
after the 12 year period, the company has sent a notice to the last known address the company has for the relevant member, stating that it intends to sell the shares. Before sending such a notice to a member, the company must have used reasonable efforts to trace the member; and

(c)
during the 12 year period and for three months after sending the notice referred to in (b) above, the company has not heard from the member or any person entitled to the shares by law.

40.2
To sell any shares in this way, the board can appoint anyone to transfer the shares. This transfer will be just as effective as if it had been signed by the holder, or by a person who is entitled to the shares by law. The person to whom the shares are transferred will not be bound to concern himself as to what is done with the purchase moneys nor will ~~his~~their ownership be affected even if the sale is irregular or invalid in any way.

40.3
The proceeds of sale will be forfeited and will belong to the company and the company will not be liable in any respect to the person who would have been entitled to the shares by law for the proceeds of sale. The company can use the money for such good causes as the Directors decide.

TRANSMISSION OF SHARES
41.
TRANSMISSION ON DEATH

If a member dies, the survivor or survivors, where ~~he~~such member was a joint holder, and ~~his~~such person’s personal representatives, where ~~he~~such member was a sole holder or the only survivor of joint holders, shall be the only persons recognised by the company as having any title to ~~his~~such person’s shares; but nothing contained in these articles shall release the estate of a deceased holder from any liability in respect of any share held by ~~him~~such person solely or jointly with other persons.
42.
ENTRY OF TRANSMISSION IN REGISTER

Where the entitlement of a person to a share in consequence of the death or bankruptcy of a member or of any other event giving rise to its transmission by operation of law is proved to the satisfaction of the board, the board shall within two months after proof cause the entitlement of that person to be noted in the register.
43.
ELECTION OF PERSON ENTITLED BY TRANSMISSION

Any person entitled by transmission to a share may, subject as provided elsewhere in these articles, elect either to become the holder of the share or to have some person nominated by ~~him~~such person registered as the holder. If ~~he~~such person elects to be registered himself ~~he~~such person shall give notice to the company to that effect. If ~~he~~such person elects to have another person registered, and the share is a certificated share, ~~he~~such person shall execute an instrument of transfer of the share to that person. If ~~he~~such person elects to have himself or another person registered and the share is an uncertificated share, ~~he~~such person shall take any action the board may require (including, without limitation, the signing of any document and the giving of any instruction by means of a relevant system) to enable himself or that person to be registered as the holder of the share. The board may at any time require the person to elect either to be registered himself or to transfer the share and if the requirements are not complied with within 60 days of being issued the board may withhold payment of all dividends and other moneys payable in respect of the share until the requirements have been complied with. All the provisions of these articles relating to the transfer of, and registration of transfers of, shares shall apply to the notice or transfer as if the death or bankruptcy of the member or other event giving rise to the transmission had not occurred and the notice or transfer was given or executed by the member.
44.
RIGHTS OF PERSON ENTITLED BY TRANSMISSION

Where a person becomes entitled by transmission to a share, the rights of the holder in relation to that share shall cease, but the person entitled by transmission to the share may give a good discharge for any dividends or other moneys payable in respect of it and shall have the same rights in relation to the share as ~~he~~such person would have had if ~~he~~such person were the holder of it save that, until ~~he~~such person becomes the holder, ~~he~~such person shall not be entitled in respect of the share (except with the authority of the board) to receive notice of, or to attend or vote at, any general meeting of the company or at any separate general meeting of the holders of any class of shares in the company or to exercise any other right conferred by membership in relation to general meetings.
ALTERATION OF SHARE CAPITAL
45.
SUB-DIVISION

Any resolution authorising the company to sub-divide its shares or any of them may determine that, as between the shares resulting from the sub-division, any of them may have any preference or advantage or be subject to any restriction as compared with the others.
46.
FRACTIONS

Whenever as a result of a consolidation, consolidation and sub-division or sub-division of shares any holders would become entitled to fractions of a share, the board may deal with the fractions as it thinks fit including by ignoring fractions altogether or by aggregating and selling them or by dealing with them in some other way. For the purposes of effecting any such sale, the board may arrange for the shares representing the fractions to be entered in the register as certificated shares. The board may sell shares representing fractions to any person, including the company and may authorise some person to transfer or deliver the shares to, or in accordance with the directions of, the purchaser. The person to whom any shares are transferred or delivered shall not be bound to see to the application of the purchase money nor shall ~~his~~such person’s title to the shares be affected by any irregularity in, or invalidity of, the proceedings relating to the sale.
NOTICE OF GENERAL MEETINGS
47.
OMISSION OR NON-RECEIPT OF NOTICE

47.1
The accidental omission to give any notice of a meeting or the accidental omission to send or supply any document or other information relating to any meeting to, or the non-receipt (even if the company becomes aware of such non-receipt) of any such notice, document or other information by, any person entitled to receive the notice, document or other information shall not invalidate the proceedings at that meeting.

47.2
A member present in person or by proxy at a meeting shall be deemed to have received proper notice of that meeting and, where applicable, of the purpose of that meeting.

48.
POSTPONEMENT OF GENERAL MEETINGS

48.1
If the board, in its absolute discretion, considers that it is impractical or undesirable for any reason to hold a general meeting on the date or at the time or place specified in the notice calling the general meeting, it may postpone or move the general meeting to another date, time and/or place. The board shall take reasonable steps to ensure that notice of the date, time and place of the rearranged meeting is given to any member trying to attend the meeting at the original time and place. Notice of the date, time and place of the rearranged meeting shall, if practicable, also be placed in at least two national newspapers in the United Kingdom. Notice of the business to be transacted at such rearranged meeting shall not be required. If a meeting is rearranged in this way, the appointment of a proxy will be valid if it is received as required by these articles not less than 48 hours before the time appointed for holding the rearranged meeting. The board may also postpone or move the rearranged meeting under this article.

PROCEEDINGS AT GENERAL MEETINGS
49.
QUORUM

49.1
No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the choice or appointment of a ~~chairman~~chair of the meeting which shall not be treated as part of the business of the meeting. Save as otherwise provided by these articles, two members present in person or by proxy and entitled to vote shall be a quorum for all purposes. A shareholder which is a company is to be considered present if it is represented by a duly authorised representative.

49.2
If the Directors so determine, any or all members (or their proxies) may participate in a general meeting by means of a conference telephone, video teleconference equipment or any communication equipment which allows all persons participating in the meeting to speak to and hear each other. A person so participating shall be deemed to be present in person at the meeting and shall be entitled to vote or be counted in a quorum accordingly. A meeting which takes place by conference telephone, video teleconference or other such communication equipment will be treated as taking place at the place where the ~~chairman~~chair is.

50.
PROCEDURE IF QUORUM NOT PRESENT

If within ~~five~~thirty minutes (or such longer time not exceeding one hour as the ~~chairman~~chair of the meeting may decide to wait) after the time appointed for the commencement of the meeting a quorum is not present, or if during the meeting a quorum ceases to be present, the meeting:
(a)
if convened by or upon the requisition of members, shall be dissolved; and

(b)
in any other case, it shall stand adjourned to such other day (being not less than ten days later, excluding the day on which the meeting is adjourned and the day for which it is reconvened) and at such other time or place as the ~~chairman~~chair of the meeting may decide. At any adjourned meeting one member present in person or by proxy and entitled to vote (whatever the number of shares held by ~~him~~such person) shall be a quorum and any notice of an adjourned meeting shall state that one member present in person or by proxy and entitled to vote (whatever the number of shares held by ~~him~~such person) shall be a quorum.

51.
SECURITY ARRANGEMENTS

The board may take any action and may put in place any arrangements, both before and during any meeting, that they consider appropriate for the proper and orderly conduct of the general meeting and the safety of people attending it. This authority includes power to refuse entry to, or to remove from meetings, any person who fails to comply with such arrangements.
52.
~~CHAIRMAN~~CHAIR OF GENERAL MEETING

The ~~chairman~~chair (if any) of the board or, in ~~his~~their absence, the deputy ~~chairman~~chair (if any) shall preside as ~~chairman~~chair at every general meeting. If there is no ~~chairman~~chair or deputy ~~chairman~~chair, or if at any meeting neither the ~~chairman~~chair nor any deputy ~~chairman~~chair is present within ~~five~~thirty minutes after the time appointed for the commencement of the meeting, or if neither the ~~chairman~~chair nor any deputy ~~chairman~~chair is willing to act as ~~chairman~~chair, the Directors present shall choose one of their number to act, or if one Director only is present ~~he~~such person shall preside as ~~chairman~~chair of the meeting if willing to act. If no Director is present, or if each of the Directors present declines to take the chair, the persons present and entitled to vote shall appoint one of their number to be ~~chairman~~chair of the meeting. Nothing in these articles shall restrict or exclude any of the powers or rights of a ~~chairman~~chair of a meeting which are given by law.
53.
ORDERLY CONDUCT

The ~~chairman~~chair of the meeting shall take such action or give directions for such action to be taken as ~~he~~such person thinks fit to promote the orderly conduct of the business of the meeting as laid down in the notice of the meeting. The ~~chairman~~chair’s decision on points of order, matters of procedure or arising incidentally from the business of the meeting shall be final as shall be ~~his~~such person’s determination as to whether any point or matter is of such a nature.
54.
ENTITLEMENT TO ATTEND AND SPEAK

Each Director shall be entitled to attend and speak at any general meeting of the company. The ~~chairman~~chair of the meeting may invite any person to attend and speak at any general meeting of the company where ~~he~~such person considers that this will assist in the deliberations of the meeting.
55.
ADJOURNMENTS

The ~~chairman~~chair of the meeting may at any time without the consent of the meeting adjourn any meeting (whether or not it has commenced or a quorum is present) either sine die or to another time or place where it appears to ~~him~~such person that (a) the members entitled to vote and wishing to attend cannot be conveniently accommodated in the place appointed for the meeting (b) the conduct of persons present prevents or is likely to prevent the orderly continuation of business or (c) an adjournment is otherwise necessary so that the business of the meeting may be properly conducted. In addition, the ~~chairman~~chair of the meeting may at any time with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting either sine die or to another time or place. When a meeting is adjourned sine die the time and place for the adjourned meeting shall be fixed by the board. No business shall be transacted at any adjourned meeting except business which might properly have been transacted at the meeting had the adjournment not taken place. Any meeting may be adjourned more than once.

56.
NOTICE OF ADJOURNMENT

If the continuation of an adjourned meeting is to take place three months or more after it was adjourned or if business is to be transacted at an adjourned meeting the general nature of which was not stated in the notice of the original meeting, notice of the adjourned meeting shall be given as in the case of an original meeting. Except as provided in this article, it shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting.
AMENDMENTS
57.
AMENDMENTS TO RESOLUTIONS

In the case of a resolution duly proposed as a special resolution no amendment thereto (other than an amendment to correct a patent error) may be considered or voted upon and in the case of a resolution duly proposed as an ordinary resolution no amendment thereto (other than an amendment to correct a patent error) may be considered or voted upon unless either at least two working days prior to the date appointed for holding the meeting or adjourned meeting at which such ordinary resolution is to be proposed notice in writing of the terms of the amendment and intention to move the same has been received by the company at its office or the ~~chairman~~chair of the meeting in ~~his~~their absolute discretion decides that it may be considered or voted upon. With the consent of the ~~chairman~~chair of the meeting, an amendment may be withdrawn by its proposer before it is put to the vote.
58.
AMENDMENTS RULED OUT OF ORDER

If an amendment shall be proposed to any resolution under consideration but shall be ruled out of order by the ~~chairman~~chair of the meeting the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.
VOTING
59.
VOTES OF MEMBERS

Subject to any special terms as to voting upon which any shares may be issued or may at the relevant time be held and to any other provisions of these articles, members shall be entitled to vote at a general meeting as provided in the Companies Acts. Where a proxy is given discretion as to how to vote on a show of hands this will be treated as an instruction by the relevant shareholder to vote in the way in which the proxy decides to exercise that discretion.
60.
METHOD OF VOTING

60.1
At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless (before or on the declaration of the result of the show of hands) a poll is demanded. Subject to the Companies Acts, a poll may be demanded by:

(a)
the ~~chairman~~chair of the meeting; or

(b)
at least five members present in person or by proxy and entitled to vote on the resolution; or

(c)
any member or members present in person or by proxy and representing in the aggregate not less than one tenth of the total voting rights of all the members having the right to attend and vote on the resolution; or

(d)
any member or members present in person or by proxy and holding shares conferring a right to attend and vote on the resolution, being shares on which there have been paid up sums in the aggregate equal to not less than one tenth of the total sum paid up on all the shares conferring that right.

60.2
The ~~chairman~~chair of the meeting can also demand a poll before a resolution is put to the vote on a show of hands.

60.3
Unless a poll is so demanded and the demand is not withdrawn, a declaration by the ~~chairman~~chair of the meeting that a resolution on a show of hands has been carried or carried unanimously or by a particular majority or not carried by a particular majority or lost shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded for or against the resolution.

61.
PROCEDURE IF POLL DEMANDED

If a poll is properly demanded it shall be taken in such manner as the ~~chairman~~chair of the meeting shall direct. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.
62.
WHEN POLL TO BE TAKEN

A poll demanded on the election of a ~~chairman~~chair of the meeting, or on a question of adjournment, shall be taken forthwith. A poll demanded on any other question shall be taken either forthwith or on such date (being not later than 30 days after the date of the demand) and at such time and place as the ~~chairman~~chair of the meeting shall direct. It shall not be necessary (unless the ~~chairman~~chair of the meeting otherwise directs) for notice to be given of a poll.
63.
CONTINUANCE OF OTHER BUSINESS AFTER POLL DEMAND

The demand for a poll (other than on the election of a ~~chairman~~chair of the meeting or on a question of adjournment) shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll was demanded, and it may be withdrawn with the consent of the ~~chairman~~chair of the meeting at any time before the close of the meeting or the taking of the poll, whichever is the earlier, and in that event shall not invalidate the result of a show of hands declared before the demand was made.
64.
VOTES OF JOINT HOLDERS

In the case of joint holders of a share the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders and, for this purpose, seniority shall be determined by the order in which the names stand in the register in respect of the joint holding.
65.
VOTING ON BEHALF OF INCAPABLE MEMBER

A member in respect of whom an order has been made by any competent court or official on the ground that ~~he~~such person is or may be suffering from mental disorder or is otherwise incapable of managing ~~his~~their affairs may vote at any general meeting of the company and may exercise any other right conferred by membership in relation to general meetings or upon a poll by or through any person authorised in such circumstances to do so on ~~his~~their behalf  (and that person may vote by proxy), provided that evidence to the satisfaction of the board of the authority of the person claiming to exercise the right to vote or such other right has been received by the company not later than the last time at which proxy forms should have been received in order to be valid for use at that meeting or on the holding of that poll.
66.
NO RIGHT TO VOTE WHERE SUMS OVERDUE ON SHARES

No member shall, unless the board otherwise decides, be entitled in respect of any share held by ~~him~~such person to attend or vote (either personally or by proxy) at any general meeting of the company or upon a poll or to exercise any other right conferred by membership in relation to general meetings or polls unless all calls or other sums presently payable by ~~him~~such person in respect of that share have been paid.

67.
OBJECTIONS OR ERRORS IN VOTING

If:
(a)
any objection shall be raised to the qualification of any voter, or

(b)
any votes have been counted which ought not to have been counted or which might have been rejected, or

(c)
any votes are not counted which ought to have been counted,

the objection or error shall not vitiate the decision of the meeting or adjourned meeting or poll on any resolution unless it is raised or pointed out at the meeting or, as the case may be, the adjourned meeting or poll at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the ~~chairman~~chair of the meeting and shall only vitiate the decision of the meeting on any resolution if the ~~chairman~~chair decides that the same may have affected the decision of the meeting. The decision of the ~~chairman~~chair on such matters shall be conclusive.
APPROVED DEPOSITARIES
68.
MEANING OF APPROVED DEPOSITARY

68.1
In these articles, unless the context otherwise requires, “Approved Depositary” means a person approved by the board and appointed:

(a)
to hold the company’s shares or any rights or interests in any of the company’s shares; and

(b)
to issue securities, documents of title or other documents which evidence that the holder of them owns or is entitled to receive the shares, rights or interests held by the Approved Depository,

and shall include a nominee acting for a person appointed to do these things.
68.2
The trustees of any scheme or arrangements for or principally for the benefit of employees of the company and its associated companies will be deemed to be an Approved Depositary for the purposes of these articles unless the board resolves otherwise.

68.3
References in these articles to an Approved Depositary or to shares held by it refer only to an Approved Depositary and to its shares held in its capacity as an Approved Depositary.

69.
APPOINTMENT OF APPOINTED PROXIES

Subject to these articles and to applicable law, an Approved Depositary may appoint as its proxy or proxies in relation to any ordinary shares which it holds, anyone it thinks fit and may determine the manner and terms of any such appointment. Each appointment must state the number and class of shares to which it relates and the total number of shares of each class in respect of which appointments exist at any one time, which must not exceed the total number of shares of each such class registered in the name of the Approved Depositary or its nominee (the “Depositary Shares”) at that time.
70.
REGISTER OF APPOINTED PROXIES

70.1
The Approved Depositary must keep a register (the “Proxy Register”) of each person it has appointed as a proxy under Article 69 (an “Appointed Proxy”) and the number of Depositary Shares (~~his~~such person’s “Appointed Number”) to which the appointment relates. The Directors will determine the requisite information to be recorded in the Proxy Register relating to each Appointed Proxy.

70.2
Any person authorised by the company may inspect the Proxy Register during usual business hours and the Approved Depositary will give such person any information which ~~he~~such person requests as to the contents of the Proxy Register.

71.
APPROVED DEPOSITARIES’ ATTENDANCE AT GENERAL MEETINGS

71.1
An Appointed Proxy may only attend a general meeting if ~~he~~such person provides the company with written evidence of ~~his~~their appointment as such. This must be in a form agreed between the Directors and the Approved Depositary.

71.2
Subject to applicable law and to these articles, and so long as the Approved Depositary or a nominee of the Approved Depositary holds at least ~~his~~their Appointed Number of shares, an Appointed Proxy is entitled to attend a general meeting which holders of that class of shares are entitled to attend, and ~~he~~such person is entitled to the same rights, and subject to the same obligations, in relation to ~~his~~their Appointed Number of Depositary Shares as if ~~he~~such person had been validly appointed in accordance with Articles 74 to 77 by the registered holder of these shares as its proxy in relation to those shares.

72.
PROXIES OF APPOINTED PROXIES

An Appointed Proxy may appoint another person as ~~his~~their proxy for ~~his~~their Appointed Number of Depositary Shares, provided the appointment is made and deposited in accordance with Articles 74 to 77. These articles apply to that appointment and to the person so appointed as though those Depositary Shares were registered in the name of the Appointed Proxy and the appointment was made by ~~him~~such person in that capacity. The Directors may require such evidence as they think appropriate to decide that such appointment is effective.
73.
IDENTIFYING APPOINTED PROXIES

73.1
For the purposes of determining who is entitled as an Appointed Proxy to exercise the rights conferred by Articles 71 and 72 and the number of Depositary Shares in respect of which a person is to be treated as having been appointed as an Appointed Proxy for these purposes, the Approved Depositary may decide that the Appointed Proxies who are so entitled are the persons entered in the Proxy Register at a time and on a date (a “Record Time”) agreed between the Approved Depositary and the company.

73.2
When a Record Date is decided for a particular purpose:

(a)
an Appointed Proxy is to be treated as having been appointed for that purpose for the number and class of shares appearing against ~~his~~their name in the Proxy Register as at the Record Time; and

(b)
changes to entries in the Proxy Register after the Record Time will be ignored for this purpose.

73.3
Except for recognising the rights given in relation to General Meetings by appointments made by Appointed Proxies pursuant to Article 72, the company is entitled to treat any person entered in the Proxy Register as an Appointed Proxy as the only person (other than the Approved Depositary) who has any interest in the Depositary Shares in respect of which the Appointed Proxy has been appointed.

73.4
At a general meeting the ~~chairman~~chair has the final decision as to whether any person has the right to vote or exercise any other right relating to any Depositary Shares. In any other situation, the Directors have the final decision as to whether any person has the right to exercise any right relating to any Depositary Shares.

PROXIES
74.
APPOINTMENT OF PROXIES

74.1
The appointment of a proxy shall be in writing signed by the appointor or ~~his~~their duly authorised attorney or, if the appointor is a corporation, shall either be executed under its seal or signed by an officer, attorney or other person authorised to sign it. If a member appoints more than one proxy and the proxy forms appointing those proxies would give those proxies the apparent right to exercise votes on behalf of the member in a general meeting over more shares than are held by the member, then each of those proxy forms will be invalid and none of the proxies so appointed will be entitled to attend, speak or vote at the relevant general meeting. If a member appoints more than one proxy, ~~he~~such person must ensure that no more than one proxy is appointed in relation to any share.

74.2
Receipt of Proxies

(a)
The appointment of a proxy must:

(i)
(in the case of an appointment made in hard copy form, be received at the office (or such other place as may be specified by the company for the receipt of appointments of proxy in hard copy form) not less than 48 hours (or such shorter time as the board may determine) before the time appointed for holding the meeting or adjourned meeting at which the person named in the appointment proposes to vote together with (if required by the board) any authority under which it is made or a copy of the authority, certified notarially or in accordance with the Powers of Attorney Act 1971 or in some other manner approved by the board;

(ii)
in the case of an appointment made in electronic form, be received at the address specified by the company for the receipt of appointments of proxy by electronic means not less than 48 hours (or such shorter time as the board may determine) before the time appointed for holding the meeting or adjourned meeting at which the person named in the appointment proposes to vote. Any authority pursuant to which such an appointment is made or a copy of the authority, certified notarially or in accordance with the Powers of Attorney Act 1971 or in some other manner approved by the board, must, if required by the board, be received at such address or at the office (or such other place in the United Kingdom as may be specified by the company for the receipt of such documents) not less than 48 hours (or such shorter time as the board may determine) before the time appointed for holding the meeting or adjourned meeting at which the person named in the appointment proposes to vote;

(iii)
in the case of an appointment delivered by an Approved Depositary (except in respect of a proxy appointed in accordance with Article 69) be delivered to the appropriate place referred to in (i) or (ii) above, as appropriate, depending on whether the appointment is made in hard copy or electronic form;

(iv)
in the case of a poll taken more than 48 hours subsequently to the date of the meeting or adjourned meeting, be received as aforesaid not less than 24 hours (or such shorter time as the board may determine) before the time appointed for the taking of the poll; and

(v)
in the case of a poll taken not more than 48 hours subsequently to the date of the meeting or adjourned meeting, be received as aforesaid by the time at which the poll was demanded (or at such later time as the board may determine), and an appointment of a proxy which is not, or in respect of which the authority or copy thereof is not, received in a manner so permitted shall be invalid. When two or more valid but differing appointments of a proxy are received in respect of the same share for use at the same meeting or poll, the one which is last received (regardless of its date or of the date of its signature) shall be treated as replacing and revoking the others as regards that share; if the company is unable to determine which was last received, none of them shall be treated as valid in respect of that share. The appointment of a proxy shall not preclude a member from attending and voting in person at the meeting or poll concerned. The proceedings at a general meeting shall not be invalidated where an appointment of a proxy in respect of that meeting is sent in electronic form as provided in these articles, but because of a technical problem it cannot be read by the recipient.
74.3
The board may at its discretion determine that in calculating the periods referred to in this article no account shall be taken of any part of a day that is not a working day.

75.
MAXIMUM VALIDITY OF PROXY

No appointment of a proxy shall be valid after 12 months have elapsed from the date of its receipt save that, unless the contrary is stated in it, an appointment of a proxy shall be valid for use at an adjourned meeting or a poll after a meeting or an adjourned meeting even after 12 months, if it was valid for the original meeting.
76.
FORM OF PROXY

The appointment of a proxy shall be in any usual form or in such other form as the board may approve. The appointment of a proxy shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a resolution put to, or any other business which may properly come before, the meeting for which it is given as the proxy thinks fit The appointment of a proxy shall, unless the contrary is stated in it, be valid as well for any adjournment of the meeting as for the meeting to which it relates.
77.
CANCELLATION OF PROXY’S AUTHORITY

A vote given or poll demanded by a proxy or by the duly authorised representative of a corporation shall be valid notwithstanding the previous determination of the authority of the person voting or demanding a poll, unless notice in writing of the determination was received by the company at the office (or such other place or address as was specified by the company for the receipt of appointments of proxy) not later than the last time at which an appointment of a proxy should have been received in order to be valid for use at the meeting or on the holding of the poll at which the vote was given or the poll demanded.
CLASS MEETINGS
78.
SEPARATE GENERAL MEETINGS

The provisions of these articles relating to general meetings shall apply, with any necessary modifications to any separate general meeting of the holders of shares of a class convened otherwise than in connection with the variation or abrogation of the rights attached to the shares of that class. For this purpose, a general meeting at which no holder of a share other than an ordinary share may, in ~~his~~their capacity as a member, attend or vote shall also constitute a separate general meeting of the holders of the ordinary shares.
APPOINTMENT, RETIREMENT AND REMOVAL OF DIRECTORS
79.
NUMBER OF DIRECTORS

Unless otherwise determined by ordinary resolution of the company, the number of Directors (disregarding alternate Directors) shall be not less than two and not more than ~~eight~~ten.
80.
DIRECTORS’ SHAREHOLDING QUALIFICATION

No shareholding qualification for Directors shall be required.

81.
POWER OF COMPANY TO APPOINT DIRECTORS

Subject to the provisions of these articles and the Companies Acts, the company may by ordinary resolution appoint any person who is willing to act to be a Director, either to fill a vacancy or as an addition to the existing board, but so that the total number of Directors shall not at any time exceed any maximum number fixed by or in accordance with these articles.
82.
POWER OF BOARD TO APPOINT DIRECTORS

Subject to the provisions of these articles, the board may appoint any person who is willing to act to be a Director, either to fill a vacancy or as an addition to the existing board, but so that the total number of Directors shall not at any time exceed any maximum number fixed by or in accordance with these articles. Any Director so appointed shall retire at the next annual general meeting and shall then be eligible for re-appointment. A Director who retires in this way is then eligible for re-appointment but is not taken into account when deciding which Directors should retire by rotation at the annual general meeting.
83.
RETIREMENT OF DIRECTORS BY ROTATION

At every annual general meeting at least one third of the current Directors must retire as Directors by rotation. Where the number of Directors is not three or a number divisible by three, the minimum number of Directors to retire will be the number which is nearest to and less than one third. If there are fewer than three Directors, each Director will retire.
84.
FILLING VACANCIES

Subject to the provisions of these articles, at the meeting at which a Director retires the company can pass an ordinary resolution to re-appoint the Director or to elect some other eligible person in ~~his~~their place.
85.
POWER OF REMOVAL BY SPECIAL RESOLUTION

In addition to any power of removal conferred by the Companies Acts, the company may by special resolution remove any Director before the expiration of ~~his~~their period of office and may (subject to these articles) by ordinary resolution appoint another person who is willing to act to be a Director in ~~his~~their place.
86.
PERSONS ELIGIBLE AS DIRECTORS

No person other than a Director retiring at the general meeting shall be appointed or re-appointed a Director at any general meeting unless:
(a)
~~he~~such person is recommended by the board; or

(b)
not less than seven nor more than 42 days before the day appointed for the meeting, notice in writing by a member qualified to vote at the meeting (not being the person to be proposed) has been given to the secretary of the intention to propose that person for appointment or re-appointment together with confirmation in writing by that person of ~~his~~their willingness to be appointed or re-appointed.

87.
POSITION OF RETIRING DIRECTORS

A Director who retires at an annual general meeting (whether by rotation or otherwise) may, if willing to continue to act, be re-appointed. If ~~he~~such person is re-appointed ~~he~~such person is treated as continuing in office throughout. If ~~he~~such person is not re-appointed, ~~he~~such person shall retain office until the end of the meeting or (if earlier) when a resolution is passed to appoint someone in ~~his~~their place or when a resolution to re-appoint the Director is put to the meeting and lost.

88.
VACATION OF OFFICE BY DIRECTORS

Without prejudice to the provisions for retirement (by rotation or otherwise) contained in these articles, the office of a Director shall be vacated if:
(a)
~~he~~such person resigns ~~his~~their office by notice in writing sent to or received at the office or at an address specified by the company for the purposes of communication by electronic means or tendered at a meeting of the board; or

(b)
by notice in writing sent to or received at the office or at an address specified by the company for the purposes of communication by electronic means or tendered at a meeting of the board, ~~he~~such person offers to resign and the board resolves to accept such offer; or

(c)
by notice in writing sent to or received at the office or at an address specified by the company for the purposes of communication by electronic means or tendered at a meeting of the board, ~~his~~their resignation is requested by all of the other Directors and all of the other Directors are not less than three in number; or

(d)
~~he~~such person is or has been suffering from mental ill health and the board resolves that ~~his~~their office is vacated; or

(e)
~~he~~such person is absent without the permission of the board from meetings of the board (whether or not an alternate Director appointed by ~~him~~such person attends) for six consecutive months and the board resolves that ~~his~~their office is vacated; or

(f)
~~he~~such person becomes bankrupt or makes an arrangement or composition with ~~his~~their creditors generally; or

(g)
~~he~~such person is prohibited by law from being a Director; or

(h)
~~he~~such person ceases to be a Director by virtue of the Companies Acts or is removed from office pursuant to these articles. If the office of a Director is vacated for any reason, ~~he~~such person shall cease to be a member of any committee or sub-committee of the board.

89.
EXECUTIVE DIRECTORS

The board or any committee authorised by the board may from time to time appoint one or more Directors to hold any employment or executive office with the company for such period and upon such other terms as the board or any committee authorised by the board may in its discretion decide and may revoke or terminate any appointment so made. Any revocation or termination of the appointment shall be without prejudice to any claim for damages that the Director may have against the company or the company may have against the Director for any breach of any contract of service between ~~him~~such Director and the company which may be involved in the revocation or termination. A Director so appointed shall receive such remuneration (whether by way of salary, commission, participation in profits or otherwise) as the board or any committee authorised by the board may decide, and either in addition to or in lieu of ~~his~~their remuneration as a Director.
FEES, REMUNERATION, EXPENSES AND PENSIONS
90.
DIRECTORS’ FEES

Each of the Directors shall be paid a fee at such rate as may from time to time be determined by the board provided that the aggregate of all fees so paid to Directors (excluding amounts payable under any other provision of these articles but including any fees in respect of board committee work) shall not exceed £500,000 per annum or such higher amount as may from time to time be decided by ordinary resolution of the company.

91.
ADDITIONAL REMUNERATION

Any Director who performs services which in the opinion of the board or any committee authorised by the board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the board or any committee authorised by the board may in its discretion decide in addition to any remuneration provided for by or pursuant to any other article.
92.
EXPENSES

Each Director may be paid ~~his~~their reasonable travelling, hotel and incidental expenses of attending and returning from meetings of the board or committees of the board or general meetings of the company or any other meeting which as a Director ~~he~~such person is entitled to attend and shall be paid all other costs and expenses properly and reasonably incurred by ~~him~~such Director in the conduct of the company’s business or in the discharge of ~~his~~their duties as a Director. The company may also fund a Director’s or former Director’s expenditure for the purposes permitted under the Companies Acts and may do anything to enable a Director or former Director to avoid incurring such expenditure as provided in the Companies Acts.
93.
PENSIONS AND GRATUITIES FOR DIRECTORS

The board or any committee authorised by the board may exercise all the powers of the company to provide benefits, either by the payment of gratuities or pensions or by insurance or in any other manner whether similar to the foregoing or not, for any Director or former Director or the relations, or dependants of, or persons connected to, any Director or former Director. No Director or former Director shall be accountable to the company or the members for any benefit provided pursuant to this article and the receipt of any such benefit shall not disqualify any person from being or becoming a Director of the company.
DIRECTORS’ INTERESTS
94.
CONFLICTS OF INTEREST REQUIRING BOARD AUTHORISATION

94.1
The board may, subject to the quorum and voting requirements set out in this article, authorise any matter which would otherwise involve a Director breaching ~~his~~their duty under the Companies Acts to avoid conflicts of interest (“Conflict”).

94.2
A Director seeking authorisation in respect of a Conflict shall declare to the board the nature and extent of ~~his~~their interest in a Conflict as soon as is reasonably practicable. The Director shall provide the board with such details of the relevant matter as are necessary for the board to decide how to address the Conflict together with such additional information as may be requested by the board.

94.3
Any Director (including the relevant Director) may propose that the relevant Director be authorised in relation to any matter the subject of a Conflict. Such proposal and any authority given by the board shall be effected in the same way that any other matter may be proposed to and resolved upon by the board under the provisions of these articles save that:

(a)
the relevant Director and any other Director with a similar interest shall not count towards the quorum nor vote on any resolution giving such authority; and

(b)
the relevant Director and any other Director with a similar interest may, if the other members of the board so decide, be excluded from any board meeting while the Conflict is under consideration.

94.4
Where the board gives authority in relation to a Conflict, or where any of the situations described in Article 95.2 apply in relation to a Director (“Relevant Situation”):

(a)
the board may (whether at the relevant time or subsequently) (a) require that the relevant Director is excluded from the receipt of information, the participation in discussion and/or the making of decisions (whether at meetings of the board or otherwise) related to the Conflict or Relevant Situation; and (b) impose upon the relevant Director such other terms for the purpose of dealing with the Conflict or Relevant Situation as it may determine;

(b)
the relevant Director will be obliged to conduct himself in accordance with any terms imposed by the board in relation to the Conflict or Relevant Situation;

(c)
the board may provide that where the relevant Director obtains (otherwise than through ~~his~~their position as a Director of the company) information that is confidential to a third party, the Director will not be obliged to disclose that information to the company, or to use or apply the information in relation to the company’s affairs, where to do so would amount to a breach of that confidence;

(d)
the terms of the authority shall be recorded in writing (but the authority shall be effective whether or not the terms are so recorded); and

(e)
the board may revoke or vary such authority at any time but this will not affect anything done by the relevant Director prior to such revocation in accordance with the terms of such authority.

95.
OTHER CONFLICTS OF INTEREST

95.1
If a Director is in any way directly or indirectly interested in a proposed contract with the company or a contract that has been entered into by the company, ~~he~~such person must declare the nature and extent of that interest to the Directors in accordance with the Companies Acts.

95.2
Provided ~~he~~such person has declared the nature and extent of ~~his~~their interest in accordance with Article 95.1, a Director may:

(a)
be party to, or otherwise interested in, any contract with the company or in which the company has a direct or indirect interest;

(b)
hold any other office or place of profit with the company (except that of auditor) in conjunction with ~~his~~their office of Director for such period and upon such terms, including as to remuneration, as the board may decide;

(c)
act by himself or through a firm with which ~~he~~such person is associated in a professional capacity for the company or any other company in which the company may be interested (otherwise than as auditor);

(d)
be or become a Director or other officer of, or employed by or otherwise be interested in any holding company or subsidiary company of the company or any other company in which the company may (directly or indirectly) be interested; and

(e)
be or become a Director of any other company in which the company does not have a direct or indirect interest and which cannot reasonably be regarded as giving rise to a conflict of interest at the time of ~~his~~their appointment as a Director of that other company.

96.
BENEFITS

A Director shall not, by reason of ~~his~~their office or of the fiduciary relationship thereby established, be liable to account to the company or the members for any remuneration, profit or other benefit realised by reason of ~~his~~their having any type of interest authorised under Article 94.1 or permitted under Article 95.2 and no contract shall be liable to be avoided on the grounds of a Director having any type of interest authorised under Article 94.1 or permitted under Article 95.2.

97.
QUORUM AND VOTING REQUIREMENTS

97.1
A Director shall not vote on or be counted in the quorum in relation to any resolution of the board concerning ~~his~~their own appointment, or the settlement or variation of the terms or the termination of ~~his~~their own appointment, as the holder of any office or place of profit with the company or any other company in which the company is interested.

97.2
Where proposals are under consideration concerning the appointment, or the settlement or variation of the terms or the termination of the appointment, of two or more Directors to offices or places of profit with the company or any other company in which the company is interested, a separate resolution may be put in relation to each Director and in that case each of the Directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution unless it concerns ~~his~~their own appointment or the settlement or variation of the terms or the termination of ~~his~~their own appointment or the appointment of another Director to an office or place of profit with a company in which the company is interested and the Director seeking to vote or be counted in the quorum has a Relevant Interest in it.

97.3
A Director shall not vote on, or be counted in the quorum in relation to, any resolution of the board in respect of any contract in which ~~he~~such person has an interest and, if ~~he~~such person shall do so, ~~his~~their vote shall not be counted, but this prohibition shall not apply to any resolution where that interest cannot reasonably be regarded as likely to give rise to a conflict of interest or where that interest arises only from one or more of the following matters:

(a)
the giving to ~~him~~such Director of any guarantee, indemnity or security in respect of money lent or obligations undertaken by ~~him~~such Director or by any other person at the request of or for the benefit of the company or any of its subsidiary undertakings;

(b)
the giving to a third party of any guarantee, indemnity or security in respect of a debt or obligation of the company or any of its subsidiary undertakings for which ~~he~~such person himself has assumed responsibility in whole or in part under a guarantee or indemnity or by the giving of security;

(c)
the giving to ~~him~~such Director of any other indemnity where all other Directors are also being offered indemnities on substantially the same terms;

(d)
the funding by the company of ~~his~~their expenditure on defending proceedings or the doing by the company of anything to enable ~~him~~such Director to avoid incurring such expenditure where all other Directors are being offered substantially the same arrangements;

(e)
where the company or any of its subsidiary undertakings is offering securities in which offer the Director is or may be entitled to participate as a holder of securities or in the underwriting or sub-underwriting of which the Director is to participate;

(f)
any contract in which ~~he~~such person is interested by virtue of ~~his~~their interest in shares or debentures or other securities of the company or by reason of any other interest in or through the company;

(g)
any contract concerning any other company (not being a company in which the Director has a Relevant Interest) in which ~~he~~such person is interested directly or indirectly whether as an officer, shareholder, creditor or otherwise howsoever;

(h)
any contract concerning the adoption, modification or operation of a pension fund, superannuation or similar scheme or retirement, death or disability benefits scheme, share incentive scheme or employees’ share scheme (including in respect of any employee benefit trust established by the company or any of its subsidiary undertakings) which relates to Directors and employees of the company or of any of its subsidiary undertakings and which gives the Director benefits which are also generally given to employees to whom the scheme relates;

(i)
any contract for the benefit of employees of the company or of any of its subsidiary undertakings under which ~~he~~such person benefits in a similar manner to the employees and which does not accord to any Director as such any privilege or advantage not accorded to the employees to whom the contract relates; and

any contract for the purchase or maintenance of insurance against any liability for, or for the benefit of, any Director or Directors or for, or for the benefit of, persons who include Directors.
97.4
A company shall be deemed to be one in which a Director has a “Relevant Interest” if and so long as (but only if and so long as) ~~he~~such person is to ~~his~~their knowledge (either directly or indirectly) the holder of or beneficially interested in one per cent. or more of any class of the equity share capital of that company (calculated exclusive of any shares of that class in that company held as treasury shares) or of the voting rights available to members of that company. In relation to an alternate Director, an interest of ~~his~~their appointor shall be treated as an interest of the alternate Director without prejudice to any interest which the alternate Director has otherwise.

97.5
Where a company in which a Director has a Relevant Interest is interested in a contract, ~~he~~such person also shall be deemed interested in that contract.

97.6
If any question shall arise at any meeting of the board as to the interest of a Director (other than the ~~chairman~~chair of the meeting) in a contract and whether it is likely to give rise to a conflict of interest or as to the entitlement of any Director (other than the ~~chairman~~chair of the meeting) to vote or be counted in the quorum and the question is not resolved by ~~his~~their voluntarily agreeing to abstain from voting or not to be counted in the quorum, the question shall be referred to the ~~chairman~~chair of the meeting and ~~his~~their ruling in relation to the Director concerned shall be conclusive except in a case where the nature or extent of the Director’s interest (so far as it is known to ~~him~~such Director) has not been fairly disclosed to the board. If any question shall arise in respect of the ~~chairman~~chair of the meeting, the question shall be decided by a resolution of the board (for which purpose the ~~chairman~~chair of the meeting shall be counted in the quorum but shall not vote on the matter) and the resolution shall be conclusive except in a case where the nature or extent of the interest of the ~~chairman~~chair of the meeting (so far as it is known to ~~him~~such Director) has not been fairly disclosed to the board.

97.7
Subject to these articles, the board may also cause any voting power conferred by the shares in any other company held or owned by the company or any power of appointment to be exercised in such manner in all respects as it thinks fit, including the exercise of the voting power or power of appointment in favour of the appointment of the Directors or any of them as Directors or officers of the other company, or in favour of the payment of remuneration to the Directors or officers of the other company. Subject to these articles, a Director may also vote on and be counted in the quorum in relation to any of such matters.

98.
GENERAL

98.1
References in Articles 94 to 97 to:

(a)
a contract include references to any proposed contract and to any transaction or arrangement or proposed transaction or arrangement whether or not constituting a contract; and

(b)
a conflict of interest include a conflict of interest and duty and a conflict of duties.

98.2
The company may by ordinary resolution suspend or relax the provisions of Articles 94 to 97 to any extent or ratify any contract not properly authorised by reason of a contravention of any of the provisions of Articles 94 to 97.

POWERS AND DUTIES OF THE BOARD
99.
GENERAL POWERS OF COMPANY VESTED IN BOARD

Subject to the provisions of the Companies Acts and these articles and to any directions given by the company in general meeting by special resolution, the business of the company shall be managed by the board which may exercise all the powers of the company whether relating to the management of the business of the company or not. No alteration of these articles and no special resolution shall invalidate any prior act of the board which would have been valid if that alteration had not been made or that resolution had not been passed. The powers given by this article shall not be limited by any special power given to the board by any other article.
100.
BORROWING POWERS

Subject to the Companies Acts, the board may exercise all the powers of the company to: borrow money; mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the company; create and issue debentures and other securities; indemnify and guarantee; and give security, whether outright or as collateral security, for any debt, liability or obligation of the company or of any third party.
101.
AGENTS

101.1
The board may appoint anyone as the company’s attorney by granting a power of attorney or by authorising them in some other way. Attorneys can either be appointed directly by the board or the board can give someone else the power to select attorneys. The board or the persons who are authorised by it to select attorneys can decide on the purposes, powers, authorities and discretions of attorneys. But they cannot give an attorney any power, authority or discretion which the board does not have under these articles.

101.2
The board may decide how long a power of attorney will last for and attach any conditions to it. The power of attorney can include any provisions which the board decides on for the protection and convenience of anybody dealing with the attorney. The power of attorney can allow the attorney to grant any or all of ~~his~~their power, authority or discretion to any other person.

101.3
The board may:

(a)
delegate any of its authority, powers or discretions to any manager or agent of the company;

(b)
allow managers or agents to delegate to another person;

(c)
remove any people it has appointed in any of these ways; and

(d)
cancel or change anything that it has delegated, although this will not affect anybody who acts in good faith who has not had any notice of any cancellation or change.

101.4
Any appointment or delegation by the board which is referred to in this article can be on any conditions decided on by the board.

101.5
The ability of the board to delegate under this article applies to all its powers and is not limited because certain articles refer to powers being exercised by the board or by a committee authorised by the board while other articles do not.

102.
DELEGATION TO INDIVIDUAL DIRECTORS

The board may entrust to and confer upon any Director any of its powers, authorities and discretions (with power to sub-delegate) upon such terms and conditions and with such restrictions as it thinks fit, and either collaterally with, or to the exclusion of, its own powers, authorities and discretions and may from time to time revoke or vary all or any of them but no person dealing in good faith and without notice of the revocation or variation shall be affected by it. The power to delegate contained in this article shall be effective in relation to the powers, authorities and discretions of the board generally and shall not be limited by the fact that in certain articles, but not in others, express reference is made to particular powers, authorities or discretions being exercised by the board or by a committee authorised by the board.
103.
OFFICIAL SEALS

The company may exercise all the powers conferred by the Companies Acts with regard to having official seals and those powers shall be vested in the board.
104.
REGISTERS

Subject to the provisions of the Companies Acts, the company may keep an overseas or local or other register in any place and the board may make and vary such regulations as it may think fit respecting the keeping of the register.
105.
PROVISION FOR EMPLOYEES

The board may exercise any power conferred by the Companies Acts to make provision for the benefit of persons employed or formerly employed by the company or any of its subsidiaries in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the company or that subsidiary.
PROCEEDINGS OF THE BOARD
106.
BOARD MEETINGS

The board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it thinks fit. A Director at any time may, and the secretary on the requisition of a Director at any time shall, summon a board meeting.
107.
NOTICE OF BOARD MEETINGS

Notice of a board meeting shall be deemed to be properly given to a Director if it is given to ~~him~~such Director personally or by word of mouth or sent in writing to ~~him~~such Director at ~~his~~their last known address or any other address given by ~~him~~such Director to the company for this purpose. A Director may waive ~~his~~their right to receive notice of any meeting either prospectively or retrospectively and any retrospective waiver shall not affect the validity of the meeting or of any business conducted at the meeting.
108.
QUORUM

The quorum necessary for the transaction of the business of the board may be fixed by the board and, unless so fixed at any other number, shall be two Directors. Subject to the provisions of these articles, any Director who ceases to be a Director at a board meeting may continue to be present and to act as a Director and be counted in the quorum until the termination of the board meeting if no other Director objects and if otherwise a quorum of Directors would not be present.
109.
DIRECTORS BELOW MINIMUM THROUGH VACANCIES

The continuing Directors or a sole continuing Director may act notwithstanding any vacancy in their number but, if and so long as the number of Directors is reduced below the minimum number fixed by or in accordance with these articles or is below the number fixed by or in accordance with these articles as the quorum or there is only one continuing Director, the continuing Directors or Director may act for the purpose of filling vacancies or of summoning general meetings of the company but not for any other purpose. If there are no Directors or Director able or willing to act, then any two members (excluding any member holding shares as treasury shares) may summon a general meeting for the purpose of appointing Directors.
110.
APPOINTMENT OF ~~CHAIRMAN~~CHAIR OR DEPUTY ~~CHAIRMAN~~CHAIR

The board may appoint a Director to be the ~~chairman~~chair or a deputy ~~chairman~~chair of the board, and may at any time remove ~~him~~such Director from that office. The ~~chairman~~chair of the board or failing ~~him~~the chair, a deputy ~~chairman~~chair shall act as ~~chairman~~chair at every meeting of the board. If more than one deputy ~~chairman~~chair is present they shall agree amongst themselves who is to take the chair or, if they cannot agree, the deputy ~~chairman~~chair who has been in office as a Director longest shall take the chair. But if no ~~chairman~~chair of the board or deputy ~~chairman~~chair is appointed, or if at any meeting neither the ~~chairman~~chair nor any deputy ~~chairman~~chair is present within ~~five~~thirty minutes after the time appointed for holding the meeting, the Directors present may choose one of their number to be ~~chairman~~chair of the meeting. References in these articles to a deputy ~~chairman~~chair include, if no one has been appointed to that title, a person appointed to a position with another title which the board designates as equivalent to the position of deputy ~~chairman~~chair.
111.
COMPETENCE OF MEETINGS

A meeting of the board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions vested in or exercisable by the board.
112.
VOTING

Questions arising at any meeting shall be determined by a majority of votes. In the case of an equality of votes the ~~chairman~~chair of the meeting shall have a second or casting vote.
113.
DELEGATION TO COMMITTEES

113.1
The board may delegate any of its powers, authorities and discretions (with power to sub-delegate) to any committee, consisting of such person or persons (whether a member or members of its body or not) as it thinks fit, provided that the majority of persons on any committee or sub-committee must be Directors. References in these articles to committees include sub-committees permitted under this article.

113.2
Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, conform to any regulations which may be imposed on it by the board. The meetings and proceedings of any committee consisting of two or more members shall be governed by the provisions contained in these articles for regulating the meetings and proceedings of the board so far as the same are applicable and are not superseded by any regulations imposed by the board.

113.3
The power to delegate contained in this article shall be effective in relation to the powers, authorities and discretions of the board generally and shall not be limited by the fact that in certain articles, but not in others, express reference is made to particular powers, authorities or discretions being exercised by the board or by a committee authorised by the board.

114.
PARTICIPATION IN MEETINGS BY TELEPHONE

All or any of the members of the board may participate in a meeting of the board by means of a conference telephone or any communication equipment which allows all persons participating in the meeting to speak to and hear each other. A person so participating shall be deemed to be present in person at the meeting and shall be entitled to vote and be counted in a quorum accordingly. Any such meeting is deemed to take place at the place where the largest group of participating Directors is assembled or, if no such group is readily identifiable, the participating Directors may decide that the meeting is to be treated as taking place wherever any of them is.
115.
RESOLUTION IN WRITING

A resolution in writing signed by all the Directors who are at the relevant time entitled to receive notice of a meeting of the board and who would be entitled to vote on the resolution at a meeting of the board (if that number is sufficient to constitute a quorum) shall be as valid and effectual as a resolution passed at a meeting of the board properly called and constituted. The resolution may be contained in one document or in several documents in like form each signed by one or more of the Directors concerned.

116.
VALIDITY OF ACTS OF BOARD OR COMMITTEE

All acts done by the board or by any committee or by any person acting as a Director or member of a committee shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member of the board or committee or person so acting or that they or any of them were disqualified from holding office or had vacated office or were not entitled to vote, be as valid as if each such member or person had been properly appointed and was qualified and had continued to be a Director or member of the committee and had been entitled to vote.
SECRETARY
117.
APPOINTMENT AND REMOVAL OF THE SECRETARY

Subject to the provisions of the Companies Acts, the secretary shall be appointed by the board for such term and upon such conditions as the board may think fit; and any secretary so appointed may be removed by the board.
SEALS
118.
USE OF SEALS

The board shall provide for the custody of every seal of the company. A seal shall only be used by the authority of the board or of a committee of the board authorised by the board in that behalf. Subject as otherwise provided in these articles, and to any resolution of the board or committee of the board dispensing with the requirement for counter-signature on any occasion, any instrument to which the common seal is applied shall be signed by at least one Director and the secretary, or by at least two Directors or by one Director in the presence of a witness who attests the signature or by such other person or persons as the board may approve. Any instrument to which an official seal is applied need not, unless the board otherwise decides or the law otherwise requires, be signed by any person.
DIVIDENDS AND OTHER PAYMENTS
119.
DECLARATION OF DIVIDENDS BY COMPANY

Subject to the provisions of the Companies Acts, the company may by ordinary resolution from time to time declare dividends in accordance with the respective rights of the members, but no dividend shall exceed the amount recommended by the board.
120.
PAYMENT OF INTERIM AND FIXED DIVIDENDS BY BOARD

Subject to the provisions of the Companies Acts, the board may pay such interim dividends as appear to the board to be justified by the financial position of the company and may also pay any dividend payable at a fixed rate at intervals settled by the board whenever the financial position of the company, in the opinion of the board, justifies its payment. If the board acts in good faith, it shall not incur any liability to the holders of any shares for any loss they may suffer in consequence of the payment of an interim or fixed dividend on any other class of shares ranking pari passu with or after those shares.
121.
CALCULATION AND CURRENCY OF DIVIDENDS

121.1
Except in so far as the rights attaching to, or the terms of issue of, any share otherwise provide:

(a)
all dividends shall be declared and paid according to the amounts paid up on the share in respect of which the dividend is paid, but no amount paid up on a share in advance of calls shall be treated for the purposes of this article as paid up on the share;

(b)
all dividends shall be apportioned and paid pro rata according to the amounts paid up on the share during any portion or portions of the period in respect of which the dividend is paid; and

(c)
dividends may be declared or paid in any currency.

121.2
The board may decide the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

121.3
The board may also decide that a particular Approved Depositary should be able to receive dividends in a currency other than the currency in which it is declared and may make arrangements accordingly. In particular, if an Approved Depositary has chosen or agreed to receive dividends in another currency, the Directors may make arrangements with that Approved Depositary for payment to be made to them for value on the date on which the relevant dividend is paid, or a later date decided on by the Directors.

122.
AMOUNTS DUE ON SHARES MAY BE DEDUCTED FROM DIVIDENDS

The board may deduct from any dividend or other moneys payable to a member by the company on or in respect of any shares all sums of money (if any) presently payable by ~~him~~such person to the company on account of calls or otherwise in respect of shares of the company. Sums so deducted can be used to pay amounts owing to the company in respect of the shares.
123.
NO INTEREST ON DIVIDENDS

Subject to the rights attaching to, or the terms of issue of, any shares, no dividend or other moneys payable by the company on or in respect of any share shall bear interest against the company.
124.
PAYMENT PROCEDURE

Any dividend or other sum payable in cash by the company in respect of a share may be paid by cheque, warrant or similar financial instrument sent by post addressed to the holder at ~~his~~their registered address or, in the case of joint holders, addressed to the holder whose name stands first in the register in respect of the shares at ~~his~~their address as appearing in the register or addressed to such person and at such address as the holder or joint holders may in writing direct. Every cheque, warrant or similar financial instrument shall, unless the holder or joint holders otherwise direct, be made payable to the holder or, in the case of joint holders, to the holder whose name stands first on the register in respect of the shares, and shall be sent at ~~his or~~ their risk and payment of the cheque, warrant or similar financial instrument by the financial institution on which it is drawn shall constitute a good discharge to the company. In addition, any such dividend or other sum may be paid by any bank or other funds transfer system or such other means including, in respect of uncertificated shares, by means of the facilities and requirements of a relevant system and to or through such person as the holder or joint holders may in writing direct and the company may agree, and the making of such payment shall be a good discharge to the company and the company shall have no responsibility for any sums lost or delayed in the course of payment by any such system or other means or where it has acted on any such directions and accordingly, payment by any such system or other means shall constitute a good discharge to the company. Any one of two or more joint holders may give effectual receipts for any dividends or other moneys payable or property distributable on or in respect of the shares held by them. Where a person is entitled by transmission to a share, any dividend or other sum payable by the company in respect of the share may be paid as if ~~he~~such person were a holder of the share and ~~his~~their address noted in the register were ~~his~~such person’s registered address and where two or more persons are so entitled, any one of them may give effectual receipts for any dividends or other moneys payable or property distributable on or in respect of the shares.
125.
UNCASHED DIVIDENDS

The company may cease to send any cheque, warrant or similar financial instrument through the post or to employ any other means of payment, including payment by means of a relevant system, for any dividend payable on any shares in the company which is normally paid in that manner on those shares if in respect of at least two consecutive dividends payable on those shares the cheques, warrants or similar financial instruments have been returned undelivered or remain uncashed during or at the end of the period for which the same are valid or that means of payment has failed. In addition, the company may cease to send any cheque, warrant or similar financial instrument through the post or may cease to employ any other means of payment if, in respect of one dividend payable on those shares, the cheque, warrant or similar financial instrument has been returned undelivered or remains uncashed during or at the end of the period for which the same is valid or that means of payment has failed and reasonable enquiries have failed to establish any new postal address or account of the holder. Subject to the provisions of these articles, the company must recommence sending cheques, warrants or similar financial instruments or employing such other means in respect of dividends payable on those shares if the holder or person entitled by transmission requests such recommencement in writing.
126.
FORFEITURE OF UNCLAIMED DIVIDENDS

All dividends or other sums payable on or in respect of any shares which remain unclaimed may be invested or otherwise made use of by the board for the benefit of the company until claimed. Any dividend or other sum unclaimed after a period of 12 years from the date when it was declared or became due for payment shall be forfeited and shall revert to the company unless the board decides otherwise and the payment by the board of any unclaimed dividend or other sum payable on or in respect of a share into a separate account shall not constitute the company a trustee in respect of it.
127.
DIVIDENDS NOT IN CASH

If recommended by the board, the company can pass an ordinary resolution that a dividend be satisfied, and the board can decide that an interim dividend be satisfied, wholly or partly by the distribution of assets, and in particular of paid up shares or debentures of any other company, and where any difficulty arises in regard to the distribution the board may settle it as it thinks expedient, and in particular may authorise any person to sell and transfer any fractions or may ignore fractions altogether, and may fix the value for distribution purposes of any assets or any part thereof to be distributed and may determine that cash shall be paid to any members upon the footing of the value so fixed in order to secure equality of distribution and may vest any assets to be distributed in trustees as may seem expedient to the board.
128.
SCRIP DIVIDENDS

The board may, if authorised by an ordinary resolution of the company, offer any holders of ordinary shares (excluding any member holding shares as treasury shares) the right to elect to receive ordinary shares, credited as fully paid, instead of cash in respect of the whole (or some part, to be determined by the board) of any dividend specified by the ordinary resolution. The following provisions shall apply:
(a)
an ordinary resolution may specify some or all of a particular dividend (whether or not already declared) or may specify some or all of any dividends declared or paid within a specified period, but such period may not end later than the fifth anniversary of the date of the meeting at which the ordinary resolution is passed;

(b)
the entitlement of each holder of ordinary shares to new ordinary shares shall be such that the relevant value of the entitlement shall be as nearly as possible equal to (but not greater than) the cash amount (disregarding any tax credit) of the dividend that such holder elects to forgo. For this purpose “relevant value” shall be calculated by reference to such information as the board thinks fit;

(c)
no fraction of any ordinary share shall be allotted. The board may make such provisions as it thinks fit for any fractional entitlements including provisions whereby, in whole or in part, the benefit thereof accrues to the company and/or under which fractional entitlements are accrued and/or retained without interest and in each case accumulated on behalf of any holder of ordinary shares and such accruals or retentions are applied to the allotment by way of bonus to or cash subscription on behalf of such holder of fully paid ordinary shares and/or provisions whereby cash payments may be made to such holders in respect of their fractional entitlements;

(d)
the board, if it intends to offer an election in respect of any dividend, shall give notice to the holders of ordinary shares of the right of election offered to them, and specify the procedure to be followed which, for the avoidance of doubt, may include an election by means of a relevant system and the place at which, and the latest time by which, elections must be lodged in order for elections to be effective; no such notice need be given to holders of ordinary shares who have previously given election mandates in accordance with this article and whose mandates have not been revoked; the accidental omission to give notice of any right of election to, or the non-receipt (even if the company becomes aware of such non-receipt) of any such notice by, any holder of ordinary shares entitled to the same shall neither invalidate any offer of an election nor give rise to any claim, suit or action;

(e)
the board shall not proceed with any election unless the company has sufficient reserves or funds that may be capitalised, and the board has authority to allot sufficient shares, to give effect to it after the basis of allotment is determined;

(f)
the board may exclude or restrict from any offer any shareholder who is an Approved Depositary or a nominee for an Approved Depositary if the offer or exercise of the right to or by the persons on whose behalf the Approved Depositary holds the shares would suffer legal or practical problems of the kind mentioned in Article 128(g). If other shareholders (other than those excluded under Article 128(g)) have the right to opt for new shares, the Directors must be satisfied that an appropriate dividend reinvestment plan or similar arrangement is available to a substantial majority of the people on whose behalf the Approved Depositary holds shares or that such arrangement will be available promptly and the first sentence of this Article 128(f) does not apply until the Directors are satisfied of this;

(g)
the board may exclude from any offer or make other arrangement in relation to any holders of ordinary shares where the board believes that such exclusion or arrangement is necessary or expedient in relation to legal or practical problems under the laws of, or the requirements of any recognised regulatory body or any stock exchange in, any territory, or the board believes that for any other reason the offer should not be made to them;

(h)
the dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable on ordinary shares in respect of which an election has been made (for the purposes of this article “the elected ordinary shares”) and instead additional ordinary shares shall be allotted to the holders of the elected ordinary shares on the basis of allotment calculated as stated. For such purpose the board shall capitalise, out of any amount standing to the credit of any reserve or fund (including the retained earnings or any share premium account or capital redemption reserve) at the relevant time whether or not the same is available for distribution as the board may determine, a sum equal to the aggregate nominal amount of the additional ordinary shares to be allotted on that basis and apply it in paying up in full the appropriate number of ordinary shares for allotment and distribution to the holders of the elected ordinary shares on that basis. The board may do all acts and things considered necessary or expedient to give effect to any such capitalisation;

(i)
the additional ordinary shares when allotted shall rank pari passu in all respects with the fully-paid ordinary shares then in issue except that they will not be entitled to participation in the relevant dividend;

(j)
unless the board otherwise determines, or unless the uncertificated securities rules otherwise require, the new ordinary share or shares which a member has elected to receive instead of cash in respect of the whole (or some part) of the specified dividend declared or paid in respect of ~~his~~their elected ordinary shares shall be in uncertificated form (in respect of the member’s elected ordinary shares which were in uncertificated form on the date of the member’s election) and in certificated form (in respect of the member’s elected ordinary shares which were in certificated form on the date of the member’s election);
(k)
the board may also from time to time establish or vary a procedure for election mandates, which, for the avoidance of doubt, may include an election by means of a relevant system, under which a holder of ordinary shares may elect in respect of future rights of election offered to that holder under this article until the election mandate is revoked or deemed to be revoked in accordance with the procedure;

(l)
the board may decide how any costs relating to making new shares available in place of a cash dividend will be met, including deciding to deduct an amount from the entitlement of a shareholder under this article; and

(m)
at any time before new ordinary shares are allotted instead of cash in respect of any part of a dividend, the board may determine that such new ordinary shares will not be allotted. Any such determination may be made before or after any election has been made by holders of ordinary shares in respect of the relevant dividend. In these circumstances, the relevant holders of ordinary shares will be paid the cash dividend to which they would have been entitled had they not made such an election.

CAPITALISATION OF RESERVES
129.
POWER TO CAPITALISE RESERVES AND FUNDS

The company may, upon the recommendation of the board, at any time and from time to time pass an ordinary resolution to the effect that it is desirable to capitalise all or any part of any amount standing to the credit of any reserve or fund (including retained earnings) at the relevant time whether or not the same is available for distribution and accordingly that the amount to be capitalised be set free for distribution among the members or any class of members who would be entitled to it if it were distributed by way of dividend and in the same proportions, on the footing that it is applied either in or towards paying up the amounts unpaid at the relevant time on any shares in the company held by those members respectively or in paying up in full shares, debentures or other obligations of the company to be allotted and distributed credited as fully paid up among those members, or partly in one way and partly in the other, but so that, for the purposes of this article: (i) a share premium account and a capital redemption reserve, and any reserve or fund representing unrealised profits, may be applied only in paying up in full shares of the company that are to be allotted and distributed as fully paid up; and (ii) where the amount capitalised is applied in paying up in full shares that are to be allotted and distributed as fully paid up, the company will also be entitled to participate in the relevant distribution in relation to any shares of the relevant class held by it as treasury shares and the proportionate entitlement of the relevant class of members to the distribution will be calculated accordingly. The board may authorise any person to enter into an agreement with the company on behalf of the persons entitled to participate in the distribution and the agreement shall be binding on those persons.
130.
SETTLEMENT OF DIFFICULTIES IN DISTRIBUTION

Where any difficulty arises in regard to any distribution of any capitalised reserve or fund the board may settle the matter as it thinks expedient and in particular may authorise any person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments shall be made to any members in order to adjust the rights of all parties, as may seem expedient to the board.

RECORD DATES
131.
POWER TO CHOOSE ANY RECORD DATE

Notwithstanding any other provision of these articles, the company or the board may fix any date as the record date for any dividend, distribution, allotment or issue and such record date may be on or at any time before or after any date on which the dividend, distribution, allotment or issue is declared, paid or made. The power to fix any such record date shall include the power to fix a time on the chosen date.
RECORDS AND SUMMARY FINANCIAL STATEMENTS
132.
INSPECTION OF RECORDS

No member in ~~his~~their capacity as such shall have any right of inspecting any accounting record or book or document of the company except as conferred by law, ordered by a court of competent jurisdiction or authorised by the board or by ordinary resolution of the company.
133.
SUMMARY FINANCIAL STATEMENTS

The company may send or supply summary financial statements to members of the company instead of copies of its full accounts and reports.
SERVICE OF NOTICES, DOCUMENTS AND OTHER INFORMATION
134.
METHOD OF SERVICE

134.1
Any notice, document (including a share certificate) or other information may be served on or sent or supplied to any member by the company:

(a)
personally;

(b)
by sending it through the post addressed to the member at ~~his~~their registered address or by leaving it at that address addressed to the member;

(c)
by means of a relevant system, where the notice or document relates to uncertificated shares;

(d)
where appropriate, by sending or supplying it in electronic form to an address notified by the member to the company for that purpose;

(e)
where appropriate, by making it available on a website and notifying the member of its availability in accordance with this article; or

(f)
by any other means authorised in writing by the member.

In the case of joint holders of a share, service, sending or supply of any notice, document or other information on or to one of the joint holders shall for all purposes be deemed a sufficient service on or sending or supplying to all the joint holders.
134.2
In the case of joint holders of a share, anything to be agreed or specified in relation to any notice, document or other information to be served on or sent or supplied to them may be agreed or specified by any one of the joint holders and the agreement or specification of the senior shall be accepted to the exclusion of that of the other joint holders and, for this purpose, seniority shall be determined by the order in which the names stand in the register in respect of the joint holding.

134.3
If on three consecutive occasions any notice, document or other information served on or sent or supplied to a member has been returned undelivered, such member shall not thereafter be entitled to receive notices, documents or other information from the company until ~~he~~such member shall have communicated with the company and supplied to the company (or its agent) a new registered address, or a postal address within the United Kingdom for the service of notices and the despatch or supply of documents and other information, or shall have informed the company of an address for the service of notices and the despatch or supply of documents and other information in electronic form. For these purposes, any notice, document or other information sent by post shall be treated as returned undelivered if the notice, document or other information is served, sent or supplied back to the company (or its agents) and a notice, document or other information served, sent or supplied in electronic form shall be treated as returned undelivered if the company (or its agents) receives notification that the notice, document or other information was not delivered to the address to which it was sent.
134.4
The company may at any time and in its sole and absolute discretion choose to serve, send or supply notices, documents or other information in hard copy form alone to some or all members.

135.
RECORD DATE FOR SERVICE

Any notice, document or other information may be served, sent or supplied by the company by reference to the register as it stands at any time not more than 15 days before the date of service, sending or supply. No change in the register after that time shall invalidate that service, sending or supply. Where any notice, document or other information is served on or sent or supplied to any person in respect of a share in accordance with these articles, no person deriving any title or interest in that share shall be entitled to any further service, sending or supply of that notice, document or other information.
136.
MEMBERS RESIDENT ABROAD OR ON BRANCH REGISTERS

136.1
Any member whose registered address is not within the United Kingdom and who gives to the company a postal address within the United Kingdom at which notices, documents or other information may be served upon, or sent or supplied to, ~~him~~such member shall be entitled to have notices, documents or other information served on or sent or supplied to ~~him~~such member at that address or, where applicable, by making them available on a website and notifying the holder at that address. Any member whose registered address is not within the United Kingdom and who gives to the company an address for the purposes of communications by electronic means may, subject to these articles, have notices, documents or other information served on or sent or supplied to ~~him~~such member at that address or, where applicable, by making them available on a website and notifying the holder at that address. Otherwise, a member whose registered address is not within the United Kingdom ~~shall~~ not be entitled to receive any notice, document or other information from the company.

136.2
For a member registered on a branch register, notices, documents or other information can be posted or despatched in the United Kingdom or in the country where the branch register is kept.

137.
SERVICE OF NOTICE ON PERSON ENTITLED BY TRANSMISSION

A person who is entitled by transmission to a share, upon supplying the company with a postal address within the United Kingdom for the service of notices and the despatch or supply of documents and other information shall be entitled to have served upon or sent or supplied to ~~him~~such person at such address any notice, document or other information to which ~~he~~such person would have been entitled if ~~he~~such person were the holder of that share or, where applicable, to be notified at that address of the availability of the notice, document or other information on a website. A person who is entitled by transmission to a share, upon supplying the company with an address for the purposes of communications by electronic means for the service of notices and the despatch or supply of documents and other information may have served on, sent or supplied to ~~him~~such person at such address any notice, document or other information to which ~~he~~such person would have been entitled if ~~he~~such person were the holder of that share or, where applicable, may be notified at that address of the availability of the notice, document or other information on a website. In either case, such service, sending or supply shall for all purposes be deemed a sufficient service, sending or supply of such notice, document or other information on all persons interested (whether jointly with or as claimants through or under ~~him~~such person) in the share. Otherwise, any notice, document or other information served on or sent or supplied to any member pursuant to these articles shall, notwithstanding that the member is then dead or bankrupt or that any other event giving rise to the transmission of the share by operation of law has occurred and whether or not the company has notice of the death, bankruptcy or other event, be deemed to have been properly served, sent or supplied in respect of any share registered in the name of that member as sole or joint holder.

138.
DEEMED DELIVERY

138.1
Any notice, document or other information, if served, sent or supplied by the company by post, shall be deemed to have been received on the day following that on which it was posted if first class post was used or 48 hours after it was posted if first class post was not used and, in proving that a notice, document or other information was served, sent or supplied, it shall be sufficient to prove that the notice, document or other information was properly addressed, prepaid and put in the post.

138.2
Any notice, document or other information not served, sent or supplied by post but left by the company at a registered address or at an address (other than an address for the purposes of communications by electronic means) notified to the company in accordance with these articles by a person who is entitled by transmission to a share shall be deemed to have been received on the day it was so left.

138.3
Any notice, document or other information served, sent or supplied by the company by means of a relevant system shall be deemed to have been received when the company or any sponsoring system-participant acting on its behalf sends the issuer-instruction relating to the notice, document or other information.

138.4
Any notice, document or other information served, sent or supplied by the company using electronic means shall be deemed to have been received on the day on which it was sent notwithstanding that the company subsequently sends a hard copy of such notice, document or information by post. Any notice, document or other information made available on a website shall be deemed to have been received on the day on which the notice, document or other information was first made available on the website or, if later, when a notice of availability is received or deemed to have been received pursuant to this article. In proving that a notice, document or other information served, sent or supplied by electronic means was served, sent or supplied, it shall be sufficient to prove that it was properly addressed.

138.5
Any notice, document or other information served, sent or supplied by the company by any other means authorised in writing by the member concerned shall be deemed to have been received when the company has carried out the action it has been authorised to take for that purpose.

139.
NOTICE WHEN POST NOT AVAILABLE

If there is a suspension or curtailment of postal services within the United Kingdom or some part of the United Kingdom, the company need only give notice of a general meeting to those members with whom the company can communicate by electronic means and who have provided the company with an address for this purpose. The company shall also advertise the notice in at least one newspaper with a national circulation and make it available on its website from the date of such advertisement until the conclusion of the meeting or any adjournment thereof. If at least six clear days prior to the meeting the sending or supply of notices by post in hard copy form has again become generally possible, the company shall send or supply confirmatory copies of the notice by post to those members who would otherwise receive the notice in hard copy form.
DESTRUCTION OF DOCUMENTS
140.
PRESUMPTIONS WHERE DOCUMENTS DESTROYED

If the company destroys or deletes:
(a)
any share certificate which has been cancelled at any time after a period of one year has elapsed from the date of cancellation, or

(b)
any instruction concerning the payment of dividends or other moneys in respect of any share or any notification of change of name or address at any time after a period of two years has elapsed from the date the instruction or notification was recorded by the company, or

(c)
any instrument of transfer of shares or Operator-instruction for the transfer of shares which has been registered by the company at any time after a period of six years has elapsed from the date of registration, or

(d)
any instrument of proxy which has been used for the purpose of a poll at any time after a period of one year has elapsed from the date of use, or

(e)
any instrument of proxy which has not been used for the purpose of a poll at any time after a period of one month has elapsed from the end of the meeting to which the instrument of proxy relates, or

(f)
any other document on the basis of which any entry is made in the register at any time after a period of six years has elapsed from the date the entry was first made in the register in respect of it,

and the company destroys or deletes the document or instruction in good faith and without express notice that its preservation was relevant to a claim, it shall be presumed irrebuttably in favour of the company that every share certificate so destroyed was a valid certificate and was properly cancelled, that every instrument of transfer or Operator-instruction so destroyed or deleted was a valid and effective instrument of transfer or instruction and was properly registered and that every other document so destroyed was a valid and effective document and that any particulars of it which are recorded in the books or records of the company were correctly recorded. If the documents relate to uncertificated shares, the company must comply with any requirements of the uncertificated securities rules which limit its ability to destroy these documents. Nothing contained in this article shall be construed as imposing upon the company any liability which, but for this article, would not exist or by reason only of the destruction of any document of the kind mentioned above before the relevant period mentioned in this article has elapsed or of the fact that any other condition precedent to its destruction mentioned above has not been fulfilled. References in this article to the destruction of any document include references to its disposal in any manner.
INDEMNITY
141.
INDEMNITY OF DIRECTORS

141.1
Subject to the provisions of the Companies Acts, the company may indemnify any Director of the company or of any associated company against any liability and may purchase and maintain for any Director of the company or of any associated company insurance against any liability.

141.2
No Director or former Director of the company or of any associated company shall be accountable to the company or the members for any benefit provided pursuant to this article 141 and the receipt of any such benefit shall not disqualify the person from being or becoming a Director of the company.

2 1 Year Years 3 Years Abstain Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals X – X and for every X YEARS on Proposal X. 1 U P X Luxfer Holdings PLC (“Company”) Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 030XXC + + A Ordinary Resolutions 1. To re-elect Alok Maskara as a director of the Company. For Against Abstain qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Annual General Meeting Proxy Card To view the Proxy Statement and 10-K online please go to www.envisionreports.com/LXFR 2. To re-elect David Landless as a director of the Company. 3. To re-elect Clive Snowdon as a director of the Company. 4. To elect Richard Hipple as a director of the Company. 5. To elect Allisha Elliott as a director of the Company. 6. To approve, by non-binding advisory vote, the Directors’ remuneration report for the year ended December 31, 2018 (the “Directors’ Remuneration Report”). 7. To approve, by non-binding advisory vote, the compensation of Luxfer’s named executive officers (“Named Executive Officers”). For Against Abstain 10. To authorize the Audit Committee of the Board of Directors to set the Independent Auditors’ remuneration. 12. That the Luxfer articles of association (the “Articles of Association”) produced to the meeting and initialed by the Chair of the meeting for the purposes of identification be adopted as the Articles of Association of the Company in substitution for, and to the exclusion of, Luxfer’s existing Articles of Association. For Against Abstain 11. To approve an amendment to the Luxfer U.K. Share Incentive Plan, which includes a limit on the number of ordinary shares under the Share Incentive Plan and removes references to American depositary receipts and HM Revenue & Customs approval. 9. To ratify the re-appointment of PricewaterhouseCoopers LLP as the independent auditors (the “Independent Auditors”) of Luxfer Holdings PLC until conclusion of the next general meeting. B Special Resolution 8. To approve, by non-binding advisory vote, the frequency of  “Say-On-Pay” votes. You may vote online instead of mailing this card. Online Go to www.envisionreports.com/LXFR or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/LXFR Votes submitted electronically must be received by 11:59 p.m., EST, on May 14, 2019. Your vote matters – here’s how to vote!

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B AND C ON BOTH SIDES OF THIS CARD. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/LXFR Proxy — Luxfer Holdings PLC qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q + + NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. as my/our proxy to exercise all or any of my/our rights to attend, speak and vote in respect of my/our voting entitlement on my/our behalf at the Annual General Meeting of the Company to be held at the Company’s registered address and location of the UK part of it’s Luxfer MEL Technologies business, Lumns Lane, Manchester, United Kingdom, M27 8LN on May 15, 2019 and at any adjournment thereof. My/our proxy is to vote on the resolutions as indicated on the reverse side of this card. * For the appointment of more than one proxy, see Note 3. If you fail to select any of the given options, the proxy is authorised to vote (or abstain from voting) at his or her discretion on the specified resolutions. The proxy is also authorised to vote (or abstain from voting) on any other business which may properly come before the meeting. This Form of Proxy is solicited by and on behalf of the Board of Directors. Notes to proxy: 1. A member may appoint a proxy or proxies (who need not be a member of the Company) to exercise all or any of his rights to attend, speak and vote at the meeting. If you wish to appoint a proxy other than the Chair of the meeting, delete the words “the Chair of the Meeting” and insert the name and address of your proxy in the space provided. Please initial the amendment (unless you are completing an e-mail or online version). 2. If the proxy is being appointed in relation to less than your full voting entitlement, please enter in the box next to the proxy holder’s name the number of shares in relation to which they are authorised to act as your proxy. If left blank your proxy will be deemed to be authorised in respect of your full voting entitlement (or if this proxy form has been issued in respect of a designated account for a shareholder, the full voting entitlement for that designated account). 3. A member can appoint more than one proxy in relation to the meeting, provided that each proxy is appointed to exercise the rights attaching to different shares held by him. To appoint more than one proxy you must complete a separate form of proxy for each proxy. Additional proxy forms may be obtained by contacting the company’s registrars or you may photocopy this form. Please indicate in the box next to the proxy holder’s name the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All forms must be signed and, if returned by post, should be included in the same envelope. 4. The proxy must attend the meeting in person to represent you. The completion of a form of proxy does not preclude the member from attending or voting in person. 5. Please indicate how you wish your proxy to vote on the resolutions by inserting ‘X’ in the appropriate space on the reverse side of this card. Any alteration made to this form of proxy should be initialled by the person signing it. 6. In the case of a corporation the proxy must be under its common seal or be signed on its behalf by an attorney or a duly authorised office of the corporation or in such other manner as may be approved by the directors. In the case of an individual the proxy must be signed by the appointor or the appointor’s attorney or in such other manner as may be approved by the directors. Where an appointment of a proxy is signed or authenticated in accordance with the above on behalf of the appointor by an attorney, the Company may treat the appointment as invalid unless the power of attorney or a notarially certified copy of the power of attorney is submitted to the Company. 7. In the case of joint holders the signature of only one of the joint holders is required but, if more than one votes, the vote of the first named on the register of members will be accepted to the exclusion of other joint holders. Appointment of Proxyholder l/We, being a member of the Company, hereby appoint the Chair of the meeting, or the following person (see Note 1) Please leave this box blank if you have selected the Chair. Do not insert your own name(s). Please indicate the number of shares this proxy is appointed over (if less than your full voting entitlement). LUXFER HOLDINGS PLC (the “Company”) ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2019 AT 2:00 P.M. UK TIME AT LUXFER MEL TECHNOLOGIES, LUMNS LANE, MANCHESTER, M27 8LN, UNITED KINGDOM. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting is available at www.envisionreports.com/LXFR